     As filed with the Securities and Exchange Commission on August 9, 2005



                                              Securities Act File No. 333-126299
                                        Investment Company Act File No. 811-7868


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                       [X] PRE-EFFECTIVE AMENDMENT NO. 1


                       [ ] POST-EFFECTIVE AMENDMENT NO. __

                        (CHECK APPROPRIATE BOX OR BOXES)

                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)


                                 (800) 341-2929
                        (AREA CODE AND TELEPHONE NUMBER)


                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPIES TO:



                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

================================================================================
Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.




================================================================================================================================
                             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES                                      PROPOSED MAXIMUM        PROPOSED MAXIMUM         AMOUNT OF
           BEING REGISTERED                       AMOUNT BEING       OFFERING PRICE        AGGREGATE OFFERING      REGISTRATION
                                                   REGISTERED           PER UNIT                 PRICE                  FEE
--------------------------------------------------------------------------------------------------------------------------------
Common Shares ($0.01 par value)                     42,219,728    $       13.86 (1)     $       585,165,431     $   68,874.00(2)
--------------------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares ($0.01 par value)              13,600    $      25,000         $       340,000,000     $   40,018.00(2)
--------------------------------------------------------------------------------------------------------------------------------


(1) Average of high and low reported price for common shares on August 4, 2005.


(2) Includes registration fee of $117.70 previously paid in connection with the initial filing of the Registration Statement.


         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

    - Questions and Answers to Shareholders of Van Kampen Municipal Opportunity Trust II, Van Kampen Value Municipal Income Trust and Van Kampen Advantage Municipal Income Trust II

    - Notice of Joint Special Meeting of Shareholders of Van Kampen Municipal Opportunity Trust II, Van Kampen Value Municipal Income Trust and Van Kampen Advantage Municipal Income Trust II

    - Joint Proxy Statement/Prospectus for Van Kampen Municipal Opportunity Trust II, Van Kampen Value Municipal Income Trust and Van Kampen Advantage Municipal Income Trust II

    - Statement of Additional Information regarding the proposed Reorganizations of Van Kampen Municipal Opportunity Trust II and Van Kampen Value Municipal Income Trust into Van Kampen Advantage Municipal Income Trust II

    -    Part C Information

    -    Exhibits

                               --  AUGUST 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         TO SHAREHOLDERS OF VAN KAMPEN

                        MUNICIPAL OPPORTUNITY TRUST II,

                                   VAN KAMPEN
                        VALUE MUNICIPAL INCOME TRUST AND
                                   VAN KAMPEN
                      ADVANTAGE MUNICIPAL INCOME TRUST II
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Shareholders of
Van Kampen Municipal Opportunity Trust II and Van Kampen Value Municipal Income
Trust: You are being asked to vote on a reorganization (each a "Reorganization" and collectively the "Reorganizations") of your fund (each such fund being referred to herein as a "Target Fund" and together as the "Target Funds") into Van Kampen Advantage Municipal Income Trust II (the "Acquiring Fund"), a closed-end fund that pursues the same investment objective and has similar investment policies and which is managed by the same investment advisory personnel as the Target Funds.

Shareholders of Van Kampen Advantage Municipal Income Trust II: You are being asked to vote on the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

Q      WHY IS EACH
       REORGANIZATION BEING RECOMMENDED?

A      The Board of Trustees of
each Fund has determined that each Reorganization will benefit common shareholders of the respective Target Fund and the Acquiring Fund. The Target Funds and the Acquiring Fund are similar. Each Fund seeks to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital, by investing substantially all of its assets in municipal securities rated investment grade at the time of investment. Each Fund is managed by the same investment advisory personnel. After the Reorganizations, it is anticipated that common shareholders of each Fund will experience a reduced annual operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganizations will directly benefit preferred shareholders of the Funds; however, the Reorganizations will not adversely affect preferred shareholders, and none of the expenses of the Reorganizations will be borne by preferred shareholders.

Q      HOW WILL THE
       REORGANIZATIONS AFFECT ME?
A      Assuming shareholders
approve the Reorganizations of the Target Funds and shareholders of the Acquiring Fund approve the issuance of additional common shares of the Acquiring Fund, the assets and liabilities of the Target Funds will be combined with those of the Acquiring Fund and the Target Funds will dissolve.

Shareholders of the Target Funds: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of a Target Fund, you will receive newly-issued common shares of the Acquiring Fund, the aggregate net asset value of which will equal the aggregate net asset value of the common shares you held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). If you are a holder of preferred shares of a Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund, the aggregate liquidation preference of which will equal the aggregate liquidation preference of the preferred shares you held immediately prior to the Reorganization.

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.

Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?
A      You will pay no sales loads
or commissions in connection with the Reorganizations. However, if the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the shareholder meeting, will be borne by common shareholders of the Target Funds and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganizations.
Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATIONS?
A      Each of the
Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

Q      WHAT HAPPENS IF
       SHAREHOLDERS OF ONE TARGET FUND DO NOT APPROVE ITS REORGANIZATION BUT SHAREHOLDERS OF THE OTHER TARGET FUND DO APPROVE ITS REORGANIZATION?
A      An unfavorable vote on a
proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of a Reorganization by the other Target Fund, if such Reorganization is approved by the shareholders of such Target Fund and the issuance of additional common shares is approved by the shareholders of the Acquiring Fund.
Q      WHY IS THE VOTE OF
       COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?
A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganizations, the rules of the American Stock Exchange and the Chicago Stock Exchange (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's common shareholders to approve the issuance of additional common shares in connection with the Reorganizations. If the issuance of additional common shares of the Acquiring Fund is not approved, neither Reorganization will occur.
Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A      After careful consideration,
the Board of Trustees of your fund recommends that you vote "FOR" the item proposed for your fund.
Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?
A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposal(s) applicable to your fund using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II AND VAN KAMPEN VALUE MUNICIPAL INCOME TRUST:

APPROVAL OF REORGANIZATION -- mark "For," "Against" or "Abstain."

COMMON SHAREHOLDERS OF VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II:

APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES -- mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          FOR    AGAINST    ABSTAIN

1.   The proposal to      [ ]      [ ]        [ ]      2. The proposal to issue additional
     approve the                                          common shares. FOR  AGAINST  ABSTAIN
     Reorganization.                                                     [ ]    [ ]      [ ]

                                                        3. To transact such other business as may
                                                           properly come before the Meeting or any
                                                           adjournment thereof.

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II,
                           VAN KAMPEN VALUE MUNICIPAL
                                  INCOME TRUST
                                      AND
                         VAN KAMPEN ADVANTAGE MUNICIPAL
                                INCOME TRUST II
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2005

  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen Municipal Opportunity Trust II ("Municipal Opportunity Trust II"), Van Kampen Value Municipal Income Trust ("Value Municipal Income Trust") and Van Kampen Advantage Municipal Income Trust II (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on September 23, 2005 at 11:00 a.m. for the following purposes:

1. Approval of Reorganizations:

  a. For shareholders of Municipal Opportunity Trust II:

         To approve an Agreement and Plan of Reorganization between Municipal Opportunity Trust II and the Acquiring Fund, the termination of Municipal Opportunity Trust II's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of Municipal Opportunity Trust II under applicable state law;

  b. For shareholders of Value Municipal Income Trust:

         To approve an Agreement and Plan of Reorganization between Value Municipal Income Trust and the Acquiring Fund, the termination of Value Municipal Income Trust's registration under the 1940 Act, and the dissolution of Value Municipal Income Trust under applicable state law;


2. Approval of Issuance of Common Shares:


  For common shareholders of the Acquiring Fund:

         To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and

3. Other Business:

  For shareholders of each fund:

         To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on July 29, 2005 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF MUNICIPAL OPPORTUNITY TRUST II, VALUE MUNICIPAL INCOME TRUST AND THE ACQUIRING FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD OF TRUSTEES OF MUNICIPAL OPPORTUNITY TRUST II AND VALUE MUNICIPAL INCOME TRUST RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

  - FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH EACH AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

                                       For the Board of Trustees,

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Municipal
                                         Opportunity Trust II
                                       Van Kampen Value
                                         Municipal Income Trust
                                       Van Kampen Advantage Municipal
                                         Income Trust II

August 9, 2005

                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
   ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED AUGUST 9, 2005


                        JOINT PROXY STATEMENT/PROSPECTUS

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II,
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
                                      AND
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

                          1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 23, 2005


  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen Municipal Opportunity Trust II ("Municipal Opportunity Trust II"), Van Kampen Value Municipal Income Trust ("Value Municipal Income Trust") and/or Van Kampen Advantage Municipal Income Trust II (the "Acquiring Fund"). A joint special meeting of shareholders of Municipal Opportunity Trust II, Value Municipal Income Trust and the Acquiring Fund (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on September 23, 2005 at 11:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of each fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is August 12, 2005.


  The purposes of the Special Meeting are:

1. Approval of Reorganizations:

  a. For shareholders of Municipal Opportunity Trust II:

         To approve an Agreement and Plan of Reorganization between Municipal Opportunity Trust II and the Acquiring Fund, the termination of Municipal Opportunity Trust II's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of Municipal Opportunity Trust II under applicable state law;

  b. For shareholders of Value Municipal Income Trust:

         To approve an Agreement and Plan of Reorganization between Value Municipal Income Trust and the Acquiring Fund, the termination of Value Municipal Income Trust's registration under the 1940 Act, and the dissolution of Value Municipal Income Trust under applicable state law;


2. Approval of Issuance of Common Shares:


  For common shareholders of the Acquiring Fund:

         To approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization; and

3. Other Business:

  For shareholders of each fund:

         To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Municipal Opportunity Trust II and Value Municipal Income Trust are sometimes referred to herein individually as a "Target Fund" or collectively as the "Target Funds." The Target Funds and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds." Each Agreement and Plan of Reorganization is sometimes referred to herein individually as a "Reorganization Agreement" or collectively as the "Reorganization Agreements." Each Reorganization Agreement that Target Fund shareholders are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus individually as a "Reorganization" and collectively as the "Reorganizations."


  The Reorganizations seek to combine three similar Funds to achieve certain economies of scale and other operational efficiencies. The investment objective of each Fund is to seek to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. Each Fund seeks to achieve its investment objective by investing substantially all of its assets in municipal securities rated investment grade at the time of investment. In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to common shareholders of the Target Fund and Acquiring Fund APS to preferred shareholders of the Target Fund, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in each Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in each Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to such Reorganization. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with the Reorganizations, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

  The Board of Trustees of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.

  In the event that shareholders of one or both of the Target Funds do not approve the Reorganization(s), such Target Fund(s) will continue to exist and the Board of Trustees of such Target Fund(s) will consider what additional action, if any, to take. In the event Acquiring Fund common shareholders do not approve the issuance of additional Acquiring Fund Common Shares, then all of the Funds will continue to exist and the respective Board of Trustees of each Fund will consider what additional action, if any, to take.


  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated August 9, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.

  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.


  The Acquiring Fund Common Shares are listed on the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange (the "CHX") under the ticker symbol "VKI" and will continue to be so listed subsequent to the Reorganizations. Reports, proxy statements and other information concerning the Acquiring Fund may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006. The common shares of Municipal Opportunity Trust II are listed on the New York Stock Exchange (the "NYSE") and the CHX under the ticker symbol "VOT." The common shares of Value Municipal Income Trust are listed on the NYSE and the CHX under the ticker symbol "VKV." Reports, proxy statements and other information concerning Municipal Opportunity Trust II and Value Municipal Income Trust may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Common Shares and Acquiring Fund APS in each Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  The date of this Joint Proxy Statement/Prospectus is August 9, 2005.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................    7
PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS.............   14
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   15
  Market Risk...............................................   15
  Interest Rate Risk........................................   15
  Credit Risk...............................................   15
  Income Risk...............................................   16
  Call Risk.................................................   16
  Municipal Securities Risk.................................   16
  Risks of Using Strategic Transactions.....................   16
  Manager Risk..............................................   16
  Market Discount Risk......................................   17
  Leverage Risk.............................................   17
  Anti-Takeover Provisions..................................   19
  Special Risks Related to Preferred Shares.................   19
COMPARISON OF THE FUNDS.....................................   20
  Investment Objective and Policies.........................   20
  Other Investment Practices and Policies...................   23
  Investment Restrictions...................................   25
  Management of the Funds...................................   27
  Other Service Providers...................................   31
  Capitalization............................................   31
  Additional Information about Common Shares of the Funds...   33
  Additional Information about Preferred Shares of the
    Funds...................................................   37
  Governing Law.............................................   41
  Certain Provisions of the Declarations of Trust...........   41
  Conversion to Open-End Funds..............................   43
  Voting Rights.............................................   43
  Financial Highlights......................................   45
INFORMATION ABOUT THE REORGANIZATIONS.......................   48
  General...................................................   48
  Terms of the Reorganization Agreements....................   49
  Material U.S. Federal Income Tax Consequences of the
    Reorganizations.........................................   51
  Shareholder Approval......................................   53

                                                              PAGE
                                                              ----
PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   54
  Shareholder Approval......................................   54
OTHER INFORMATION...........................................   55
  Voting Information and Requirements.......................   55
  Shareholder Information...................................   56
  Section 16(a) Beneficial Ownership Reporting Compliance...   58
  Shareholder Proposals.....................................   58
  Solicitation of Proxies...................................   58
  Legal Matters.............................................   59
  Other Matters to Come Before the Meeting..................   59
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

------------------------------------------------------------------------------
                                    SUMMARY
------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS


  THE PROPOSED REORGANIZATIONS. The Board of Trustees of each Fund, including the trustees who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved each Reorganization Agreement. If the shareholders of a Target Fund approve their Reorganization Agreement and the common shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see Proposal 2: "Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares and Acquiring Fund APS will be issued to the common shareholders and preferred shareholders of such Target Fund, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization.



  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATIONS. The Reorganizations seek to combine three similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The investment objective of each Fund is to seek to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its assets in municipal securities rated investment grade at the time of investment. Each Fund may invest an unlimited portion of its assets in municipal securities that pay interest that is subject to the alternative minimum tax provisions of federal tax law. The Funds are managed by the same investment advisory personnel.

  The proposed Reorganizations will combine the assets of these similar Funds by reorganizing the Target Funds into the Acquiring Fund. The Board of Trustees of each Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. Each Board believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that common shareholders of each Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganizations. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Funds for the 12-month period ended January 31, 2005, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended January 31, 2005 and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended January 31, 2005, assuming each of the Reorganizations had been completed at the beginning of such period. As shown below, the Reorganizations are expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table)).


            FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE
                      FOR COMMON SHAREHOLDERS OF THE FUNDS
                             AS OF JANUARY 31, 2005

                                                                                 PRO
                                                     ACTUAL                    FORMA(F)
                                      -------------------------------------   ----------
                                                    VAN KAMPEN   VAN KAMPEN   VAN KAMPEN
                                      VAN KAMPEN      VALUE      ADVANTAGE    ADVANTAGE
                                       MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                      OPPORTUNITY     INCOME       INCOME       INCOME
                                       TRUST II       TRUST       TRUST II     TRUST II
                                         (VOT)        (VKV)        (VKI)        (VKI)
                                      -----------   ----------   ----------   ----------
Common Shareholder Transaction
  Expenses(a):
Maximum Sales Load (as a percentage
  of offering price)(b)(c)..........      None         None         None         None
Dividend Reinvestment Plan Fees.....      None         None         None         None
Annual Expenses (as a percentage of
  net assets attributable to common
  shares):
Investment Advisory Fees(d).........     0.91%        0.89%        0.92%        0.90%
Interest Payments on Borrowed
  Funds.............................     0.00%        0.00%        0.00%        0.00%
Other Expenses(c)...................     0.37%        0.30%        0.40%        0.26%
                                         -----        -----        -----        -----
  Total Annual Expenses(d)..........     1.28%        1.19%        1.32%        1.16%
                                         -----        -----        -----        -----
Distributions
Distributions on Preferred
  Shares(e).........................     0.76%        0.75%        0.80%        0.76%
                                         -----        -----        -----        -----
  Total Annual Expenses and
    Distributions on Preferred
    Shares..........................     2.04%        1.94%        2.12%        1.92%
                                         -----        -----        -----        -----

---------------

(a)No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.

(b)Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of common shares in the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(c)In connection with the Reorganizations, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board of Trustees; all expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Target Funds and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganizations. The table below summarizes each Fund's net assets (common shares only) at January 31, 2005, projected annual expense savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per common share at January 31, 2005. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the Adviser will bear the costs associated with such Reorganization. The numbers presented in the table are estimates; actual results may differ.


                                                                                        REDUCTION TO
                                      PROJECTED                            ESTIMATED     NET ASSET
                        NET ASSETS     ANNUAL        REORGANIZATION         PAYBACK      VALUE PER
                         (COMMON       EXPENSE     EXPENSE ALLOCATION       PERIOD         COMMON
FUND                   SHARES ONLY)    SAVINGS    IN DOLLARS/PERCENTAGE   (IN YEARS)       SHARE
----                   ------------   ---------   ---------------------   -----------   ------------
VOT..................  $179,748,442   $215,698         $205,829/41%          0.95          $0.018
VKV..................   374,324,371    112,297          105,420/21%          0.94           0.004
VKI..................   123,228,168    197,165          190,760/38%          0.97           0.023
                                                       -----------
Total Expenses.......                                  502,000/100%


(d)Expense information has been restated to reflect permanent reductions made to administrative fees of each Fund effective as of June 1, 2004 and permanent reductions made to management fees of each Fund effective as of November 1, 2004. If assets attributable to preferred shares were included, the investment advisory fee would be 0.55% for each Fund and for the Acquiring Fund on a pro forma basis.


(e)In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders

   (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions as described herein and thus will differ based on varying market conditions at the times of such auctions.

(f)As described above the table, the pro forma column shown above assumes all of the Reorganizations are completed. As described herein, an unfavorable vote by one of the Target Funds will not affect the implementation of the Reorganization by the other Target Fund if approved by such other Target Fund. As such, there could be other combinations of approved Reorganizations, and the pro forma columns below present these various combinations.

                                                                     Pro Forma
                                                                -------------------
ANNUAL EXPENSES                                                 VOT and    VKV and
(as a percentage of net assets attributable to common shares):  VKI Only   VKI Only
--------------------------------------------------------------  --------   --------
Investment Advisory Fees(d)..............................         0.91%      0.90%
Interest Payments on Borrowed Funds......................         0.00%      0.00%
Other Expenses...........................................         0.32%      0.27%
                                                                  ----       ----
  Total Annual Expenses(d)...............................         1.23%      1.17%
                                                                  ----       ----
Distributions
Distributions on Preferred Shares(e).....................         0.78%      0.76%
                                                                  ----       ----
  Total Annual Expenses and Distributions on Preferred
    Shares...............................................         2.01%      1.93%
                                                                  ----       ----

  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganizations with the costs of investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Van Kampen Municipal Opportunity Trust
  II (VOT)............................   $13       $41       $70       $155
Van Kampen Value Municipal Income
  Trust (VKV).........................   $12       $38       $65       $144
Van Kampen Advantage Municipal Income
  Trust II (VKI)......................   $13       $42       $72       $159
Pro Forma -- Van Kampen Advantage
  Municipal Income Trust II(a)
  (VKI)...............................   $12       $37       $64       $141

---------------

(a)Consistent with footnote (f) to the preceding table, the pro forma row shown above assumes each of the Reorganizations is completed. As described herein, an unfavorable vote by one of the Target Funds will not affect the implementation of the Reorganization of the other Target Fund if approved by such other

   Target Fund. This means that there could be other combinations of approved Reorganizations, and the pro forma rows below present these various combinations:

PRO FORMA                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                           ------   -------   -------   --------
VOT and VKI only..................   $13       $39       $68       $149
VKV and VKI only..................   $12       $37       $64       $142

  The example set forth above assumes the reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.


  FURTHER INFORMATION REGARDING THE REORGANIZATIONS. The Target Fund Board has determined that each Reorganization is in the best interests of common shareholders of the respective Target Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of common shareholders of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of any Reorganization. It is not anticipated that the Reorganizations will directly benefit preferred shareholders of any of the Funds; however, the Reorganizations will not materially adversely affect preferred shareholders of any of the Funds, and the expenses of the Reorganizations will not be borne by preferred shareholders of any of the Funds. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in any of the separate Funds.



  Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). If the Reorganizations so qualify, in general, shareholders of the Target Funds will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.


  The Target Fund Board requests that shareholders of each Target Fund approve their Fund's proposed Reorganization at the Special Meeting to be held on September 23, 2005. Shareholder approval of each Reorganization requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund entitled to vote, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to each Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about October 7, 2005, but it may be at a different time as described herein.

  The Target Fund Board recommends that you vote "FOR" your Target Fund's proposed Reorganization.

PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES


  In connection with each proposed Reorganization described under "Proposal 1:
Reorganizations of the Target Funds," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the AMEX and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganizations.



  The Acquiring Fund Board requests that common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on September 23, 2005. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the matter. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be after the close of business on or about October 7, 2005, but it may be at a different time as described herein.


  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganizations.

------------------------------------------------------------------------------
                PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS
------------------------------------------------------------------------------


  The Reorganizations seek to combine three similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The investment objective of each Fund is to seek to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. Each Fund seeks to achieve its investment objective, under normal market conditions, by investing substantially all of its assets in municipal securities rated investment grade at the time of investment. The Funds are managed by the same investment advisory personnel.


  In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to common shareholders of the Target Fund and Acquiring Fund APS to preferred shareholders of the Target Fund, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of the Target Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund preferred shares held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.


  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization. In particular, the Target Fund Board believes, based on data presented by the Adviser, that common shareholders of each Target Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


  Because each Fund, under normal market conditions, invests substantially all of its assets in municipal securities rated investment grade at the time of investment, any risks inherent in such investments are equally applicable to each Fund and will apply to the combined fund after the Reorganizations. The Reorganizations themselves are not expected to adversely affect the rights of shareholders of any of the Funds or to create additional risks.


MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

CREDIT RISK

  Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its assets in municipal securities that are rated investment grade by Standard & Poor's ("S&P") or Moody's Investors Service Inc. ("Moody's") (or comparably rated by another nationally recognized statistical rating organization). Securities rated in the lowest investment grade category may have certain speculative characteristics.

INCOME RISK

  The income shareholders receive from their Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, the income from the Funds may drop as well.

CALL RISK

  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.

MUNICIPAL SECURITIES RISK

  Under normal market conditions, the Funds invest primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, each Fund may invest all or a substantial portion of its total assets in municipal securities that pay interest that is subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK

  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.

  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its preferred shares, authorize such Fund from time to time to repurchase its common shares in the open market or to tender for its common shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, reviews on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's common shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's common shares trading at a price which is equal or close to net asset value.

LEVERAGE RISK

  Use of leverage, through the issuance of preferred shares, involves certain risks to holders of common shares of the Funds. For example, each Fund's issuance of preferred shares may result in higher volatility of the net asset value of its common shares and potentially more volatility in the market value of its common shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred shares of a Fund will affect the yield to holders of common shares of such Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its preferred shares, such Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's common shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its preferred shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of a Fund's common shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's common shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's preferred shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of common shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the preferred shares were to exceed the net return on a Fund's portfolio, holders of common shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing preferred shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any preferred shares offering) will be borne entirely by holders of such Fund's common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares of such Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its common shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required common share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its common shares or its preferred shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its preferred shares for any reason and may be required to redeem all or part of its preferred shares in the following circumstances:

  - if the asset coverage for the preferred shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of common shares in tender offers or otherwise, or

  - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the preferred shares.

  Redemption of the preferred shares or insufficient investment income to make dividend payments may reduce the net asset value of a Fund's common shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.

SPECIAL RISKS RELATED TO PREFERRED SHARES

  AUCTION RISK. The dividend rate for the preferred shares of each Fund, including the Acquiring Fund, normally is set through an auction process. These preferred shares are referred to as "auction preferred shares." In the auction, preferred shareholders may indicate the dividend rate at which they would be willing to hold or sell their auction preferred shares or purchase additional shares. An auction fails if there are more auction preferred shares offered for sale than there are buyers, in which case preferred shareholders may not be able to sell their shares. Also, if preferred shareholders place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if preferred shareholders buy auction preferred shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their auction preferred shares than the market rate. Finally, the dividend period for the auction preferred shares may be changed by the Funds, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in those shares.

  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide preferred shareholders with a liquid trading market. It may not be possible to sell preferred shares between auctions, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the preferred shares. Auction preferred shares may only be transferred outside of auctions to or through broker-dealers or other persons as the Funds permits.

  RATINGS AND ASSET COVERAGE RISKS. Although the preferred shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in preferred shares. Moody's or S&P could downgrade its rating of the preferred shares or withdraw its rating at any time, which may make the preferred shares less liquid at an auction or in the secondary market. If a Fund fail to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of preferred shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES


  The Funds pursue the same investment objective and have similar investment policies. Each Fund seeks to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal securities.


  Under normal market conditions, each Fund invests substantially all of its assets in municipal securities rated investment grade at the time of investment. Investment grade rated securities are rated BBB or higher by S&P or Baa or higher by Moody's (or comparably rated by any other nationally recognized statistical rating organization) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Securities rated Baa by Moody's are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well.

  The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  Each Fund may invest an unlimited portion of its assets in municipal securities that pay interest that is subject to the alternative minimum tax provisions of federal tax law. A substantial portion of the income produced by each Fund may be taxable under the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.


  Each Fund may engage in certain hedging transactions and may purchase and sell put and call options on municipal securities and municipal securities indices. Such transactions are not treated as investments in municipal securities for the purpose of each Fund's policy of investing 80% of its net assets in municipal securities.


  MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, not includable in gross income for regular federal income tax purposes. Under normal market conditions, at least 80% of each Fund's net assets are invested in municipal securities.


  The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.


  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer.

  The Funds do not generally invest 25% or more of their respective total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry" and are accordingly not subject to this 25% limitation. However, municipal securities backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to such obligations.

  Each Fund may invest in municipal securities backed by original issue insurance or secondary market insurance (collectively, "insurance"). The credit rating assigned by Moody's or S&P (or any other nationally recognized statistical rating organization) to municipal securities covered by insurance ordinarily will be based, at least in part, on such insurance. Although the Adviser periodically reviews the financial condition of insurers, there can be no assurance that the insurers will be able to honor their obligations in all circumstances. In the event of a default by an insurer on its obligations with respect to any municipal securities in a Fund's portfolio, the Fund would look to the issuer or guarantor of such municipal securities for payments of principal and interest and such issuer or any guarantor may not be rated investment grade. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

  The amount of available information about the financial condition of municipal securities issuers may be less extensive than that for corporate issuers with publicly traded securities. Municipal securities in which the Funds may each invest include special obligation bonds, lease obligations, participation certificates, variable rate instruments and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Certain of these instruments represent relatively recent innovations in the municipal securities markets. While the markets for such recent innovations progress through stages of development, such markets may be less liquid than more fully developed markets for municipal securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. Although it is generally the policy of the Funds to hold municipal securities until their maturity, the relative illiquidity of some of a Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price.

  Each Fund may invest up to 15% of its net assets in "inverse floating rate obligations." Floating rate obligations bear rates of interest that are adjusted periodically to reflect changes in market rates of interest. Inverse floating rate obligations have rates that vary inversely with changes in market rates of interest. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent that the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.


  TEMPORARY DEFENSIVE STRATEGIES. At times, the Adviser may judge that conditions in the markets for municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, each Fund may invest to a substantial degree in other investment grade municipal securities, including liquid, high-quality, short-term municipal securities. If these other municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, each Fund may invest in investment grade taxable securities. To the extent that a Fund invests in taxable securities for temporary defensive purposes, that Fund will not be invested in a manner primarily designed to achieve its investment objective of seeking to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital.


OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.


  STRATEGIC TRANSACTIONS. Each Fund may engage in certain Strategic Transactions to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets fluctuations, to protect unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Municipal Opportunity Trust II and the Acquiring Fund may also use Strategic Transactions and Value Municipal Income Trust may use Strategic Transactions, other than Strategic Transactions involving Financial Futures and options thereon, to enhance potential gain, although no more than 5% of each Fund's assets will be committed to Strategic Transactions for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund complies with applicable regulatory requirements when implementing these strategies, techniques and instruments.


  Strategic Transactions have risks associated with them, including possible default by the other party to the transaction, liquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create, a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income is allocated among the common shares and the preferred shares of a Fund on a pro rata basis.

  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because a Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with a Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

INVESTMENT RESTRICTIONS


  Each Fund's investment objective, each Fund's policy with respect to investing at least 80% of its net assets in municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the Fund's outstanding common shares and of its outstanding preferred shares, voting by class, or (ii) 67% of such outstanding common shares and preferred shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitations on borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis.


  The Funds may not:

   1. With respect to 75% of their total assets, purchase any securities (other than obligations issued or guaranteed as to principal or interest by the United

States Government or by its agencies or instrumentalities), if as a result more than 5% of a Fund's total assets would then be invested in securities of a single issuer or if as a result a Fund would hold more than 10% of the outstanding voting securities of any issuer, except that the Funds may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   2. Invest more than 25% of their total assets in a single industry; however, the Funds may from time to time invest more than 25% of their total assets in one or more particular segments or sectors of the municipal securities market.


   3. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (4) below or with respect to Strategic Transactions.

   4. Borrow money, except for temporary or emergency purposes from banks or for repurchase of their shares, and then only in an amount not exceeding one-third of a Fund's total assets, including the amount borrowed. The Funds will not mortgage, pledge or hypothecate any assets except in connection with a borrowing or a Strategic Transaction. The Funds will not purchase portfolio securities during any period in which such borrowings exceed 5% of the total asset value of a Fund. Notwithstanding this investment restriction, the Funds may enter into "when-issued" and "delayed delivery" transactions.

   5. Make loans of money or property to any person, except to the extent the securities in which the Funds may invest are considered to be loans and except that the Funds may lend money or property in connection with maintenance of the value of or a Fund's interest with respect to the securities owned by such Fund.

   6. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with Strategic Transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   7. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures or options, except in connection with Strategic Transactions.

   8. Act as an underwriter of securities, except to the extent the Funds may be deemed to be underwriters in connection with the sale of securities held in their portfolios.


   9. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Funds of their rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Funds may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



  10. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  11. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Funds of their rights under agreements relating to municipal securities.


  12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities Funds may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent a Fund exercises its rights under agreements relating to such municipal securities (in which case such Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that the Strategic Transactions in which the Funds may invest are considered to be commodities or commodities contracts.


As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market.

MANAGEMENT OF THE FUNDS


  THE BOARDS. The Board of Trustees of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $103 billion under management or supervision as of July 31, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.



  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily net assets, including assets attributable to its preferred shares. Effective November 1, 2004, the investment advisory fee paid by each Fund was reduced from 0.60% to 0.55%. Subsequent to the Reorganizations, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily net assets, including assets attributable to preferred shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets, including assets attributable to preferred shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.


  Under a separate accounting services and legal services agreement, the Adviser (or its affiliate) provides accounting and legal services to each Fund. The Adviser (or its affiliate) allocates the cost of such services to each Fund.


  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by members of the Adviser's Municipal Fixed Income team. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund's portfolio are Robert W. Wimmel, Vice President of the Adviser; John R. Reynoldson, Executive Director of the Adviser; and Robert J. Stryker, Vice President of the Adviser.



  Mr. Wimmel has worked for the Adviser since 1996 and began managing the Funds in 2002. Mr. Reynoldson has worked for the Adviser since 1987 and began managing the Funds in 2002. Prior to 2002, Messrs. Wimmel and Reynoldson worked in an investment management capacity for the Adviser. Mr. Stryker has worked for the Adviser since 1994 and joined the team managing the Funds in July 2005. Prior to July 2005, Mr. Stryker worked as a municipal credit analyst and in an investment management capacity for the Adviser.

  Mr. Wimmel is the lead portfolio manager of each Fund. Mssrs. Reynoldson and Stryker are co-portfolio managers of each Fund. All team members are responsible for the execution of the overall strategy of each Fund.



  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each Fund.


  The composition of the team may change without notice from time to time.

  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defend-ants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.


  The Adviser and one of the investment companies advised by the Adviser were named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleged, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint sought unspecified compensatory damages, punitive damages, fees and costs. The case was recently dismissed with prejudice but remains subject to appeals.



  The Adviser, an affiliate of the Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. The court recently granted the Adviser and its affiliate's motion to dismiss the complaint, subject to plaintiffs' right to amend. The trustees' motion to dismiss is pending.



  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The court has preliminarily approved a settlement agreement, subject to a later hearing on the fairness of the settlement agreement.


OTHER SERVICE PROVIDERS


  State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, is the custodian for each of the Funds. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent, dividend disbursing agent and registrar for the common shares of each Fund. Deutsche Bank Trust Company Americas ("Deutsche Bank"), 280 Park Avenue, New York, New York 10017, is the auction agent and dividend paying agent for the preferred shares of each Fund.


CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees. The following table sets forth the capitalization of the Target Funds and the Acquiring Fund as of January 31, 2005, and the pro forma capitalization of the combined fund as if the Reorganizations had occurred on that date.

               CAPITALIZATION AS OF JANUARY 31, 2005 (UNAUDITED)


                                             ACTUAL                      PRO FORMA
                              -------------------------------------   ----------------
                                            VAN KAMPEN   VAN KAMPEN      VAN KAMPEN
                              VAN KAMPEN      VALUE      ADVANTAGE       ADVANTAGE
                               MUNICIPAL    MUNICIPAL    MUNICIPAL       MUNICIPAL
                              OPPORTUNITY     INCOME       INCOME          INCOME
                               TRUST II       TRUST       TRUST II        TRUST II
                              -----------   ----------   ----------      ----------
NET ASSETS CONSIST OF
  (AMOUNTS IN THOUSANDS):
  Common Shares
    ($.01 par value)*.......   $    117      $    236     $     82       $      450
  Paid in surplus...........    158,834       331,229      108,295          597,841
  Net unrealized
    appreciation............     20,694        43,988       13,241           77,923
  Accumulated undistributed
    net investment income...        848         1,625          916            3,389
  Accumulated net realized
    gain (loss).............       (745)       (2,754)         694           (2,805)
  NET ASSETS APPLICABLE TO
    COMMON SHARES...........    179,748       374,324      123,228          676,798**
  PREFERRED SHARES ($.01 par
    value, with liquidation
    preference of $25,000,
    $25,000, $25,000 and
    $25,000,
    respectively)*..........    115,000       225,000       80,000          420,000
  NET ASSETS INCLUDING
    PREFERRED SHARES........    294,748       599,324      203,228        1,096,798
NET ASSET VALUE PER COMMON
  SHARE.....................      15.39         15.89        15.07            15.05


---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.

** Reflects a non-recurring cost associated with the Reorganizations of approximately $502,000, with $205,820 to be borne by common shareholders of Municipal Opportunity Trust II, $105,420 to be borne by common shareholders of Value Municipal Income Trust and $190,760 to be borne by common shareholders of the Acquiring Fund, assuming each of these Reorganizations is approved and completed.

                      OUTSTANDING SECURITIES OF THE FUNDS
                             AS OF JANUARY 31, 2005

                                                                    AMOUNT
                                                                 OUTSTANDING
                                                   AMOUNT HELD   EXCLUSIVE OF
                                                   BY FUND FOR   AMOUNT SHOWN
                                       AMOUNT        ITS OWN     IN PREVIOUS
TITLE OF CLASS                       AUTHORIZED      ACCOUNT        COLUMN
--------------                       ----------    -----------   ------------
VAN KAMPEN MUNICIPAL OPPORTUNITY
  TRUST II
  Common Shares....................    Unlimited        0         11,681,272
  Preferred Shares.................  100,000,000        0              4,600
VAN KAMPEN VALUE MUNICIPAL INCOME
  TRUST
  Common Shares....................    Unlimited        0         23,555,115
  Preferred Shares.................  100,000,000        0              9,000
VAN KAMPEN ADVANTAGE MUNICIPAL
  INCOME TRUST II
  Common Shares....................    Unlimited        0          8,175,881
  Preferred Shares.................  100,000,000        0              3,200

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.

  PURCHASE AND SALE. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, AMEX or CHX, as the case may be, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA. The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE or AMEX, as the case may be, for each full quarterly period within each Fund's two most recent fiscal years and for each full fiscal quarter of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

                         MUNICIPAL OPPORTUNITY TRUST II

                           HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING   PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------   -----    ---------   ----------   -----    ---------   ----------
April 30, 2005..........  $14.09    $15.41       -8.57%     $12.79    $14.90      -14.16%
January 31, 2005........  $14.22    $15.15       -6.14%     $13.52    $14.88       -9.14%
October 31, 2004........  $14.35    $15.23       -5.78%     $13.64    $14.88       -8.33%
July 31, 2004...........  $13.70    $14.74       -7.06%     $12.43    $14.51      -14.33%
April 30, 2004..........  $15.16    $15.54       -2.45%     $12.92    $14.79      -12.64%
January 31, 2004........  $14.73    $15.44       -4.60%     $14.07    $14.97       -6.01%
October 31, 2003........  $14.35    $15.01       -4.40%     $13.35    $14.51       -7.99%
July 31, 2003...........  $15.30    $15.84       -3.41%     $13.79    $14.57       -5.35%
April 30, 2003..........  $14.35    $15.41       -6.88%     $13.90    $15.07       -7.76%
January 31, 2003........  $14.11    $15.03       -6.12%     $13.70    $14.95       -8.36%

                          VALUE MUNICIPAL INCOME TRUST

                           HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING   PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------   -----    ---------   ----------   -----    ---------   ----------
April 30, 2005..........  $14.33    $15.91       -9.93%     $13.03    $15.39      -15.33%
January 31, 2005........  $14.43    $15.61       -7.56%     $12.68    $15.53      -18.35%
October 31, 2004........  $14.80    $15.57       -4.95%     $14.02    $15.28       -8.25%
July 31, 2004...........  $14.00    $15.25       -8.20%     $12.87    $14.98      -14.09%
April 30, 2004..........  $15.55    $16.12       -3.54%     $13.25    $15.19      -12.77%
January 31, 2004........  $15.53    $15.82       -1.83%     $14.54    $15.70       -7.39%
October 31, 2003........  $14.71    $15.74       -6.54%     $14.00    $15.13       -7.47%
July 31, 2003...........  $15.59    $16.36       -4.71%     $14.30    $15.30       -6.54%
April 30, 2003..........  $14.85    $15.86       -6.37%     $14.14    $15.59       -9.30%
January 31, 2003........  $14.57    $15.82       -7.90%     $13.91    $15.50      -10.26%

                                 ACQUIRING FUND

                          HIGH    NET ASSET    PREMIUM      LOW     NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  PRICE      VALUE     (DISCOUNT)   PRICE      VALUE     (DISCOUNT)
-----------------------  -----    ---------   ----------   -----    ---------   ----------
April 30, 2005........   $14.46    $15.26       -5.24%     $13.30    $14.79      -10.07%
January 31, 2005......   $14.65    $14.83       -1.21%     $13.37    $14.78       -9.54%
October 31, 2004......   $14.79    $14.75        0.27%     $13.95    $14.56       -4.19%
July 31, 2004.........   $14.20    $14.46       -1.80%     $12.51    $14.21      -11.96%
April 30, 2004........   $15.65    $15.39        1.69%     $13.12    $14.53       -9.70%
January 31, 2004......   $15.75    $15.16        3.89%     $13.98    $14.68       -4.77%
October 31, 2003......   $14.13    $14.54       -2.82%     $13.44    $14.26       -5.75%
July 31, 2003.........   $15.46    $15.53       -0.45%     $13.47    $14.40       -6.46%
April 30, 2003........   $14.81    $15.17       -2.37%     $14.40    $14.68       -1.91%
January 31, 2003......   $14.70    $14.79       -0.61%     $14.05    $14.87       -5.51%


  As of July 29, 2005, (i) the net asset value per share for common shares of Municipal Opportunity Trust II was $15.25 and the market price per share was $13.87, representing a discount to net asset value of 9.05%, (ii) the net asset value per share for common shares of Value Municipal Income Trust was $15.75 and the market price per share was $13.87, representing a discount to net asset value of 11.94%, and (iii) the net asset value per share for Acquiring Fund Common Shares was $14.97 and the market price per share was $13.78, representing a discount to net asset value of 7.95%.


  Common shares of the Target Funds have historically traded at a discount to net asset value while common shares of the Acquiring Fund have historically traded at both a premium and a discount to net asset value. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of any Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their common shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its common shares of substantially all of a Fund's net investment income remaining after the payment of dividends on any outstanding preferred shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. Each Fund, including the Acquiring Fund, is required to allocate net capital gains and other taxable income, if any, received by the Fund among its common shares and preferred shares on a pro rata basis in the year for which such capital gains and other income is realized.


  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any preferred shares of a Fund outstanding, such Fund may not declare any cash dividend or other distribution on their common shares, unless at the time of such declaration, (1) all accumulated preferred share dividends have been paid and (2) the value of such Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of such Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon, whether or not earned or declared an on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of a Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of such Fund's status as a regulated investment company.


  For information concerning the manner in which dividends and distributions to holders of a Fund's common shares may be reinvested automatically in such Fund's common shares, see "-- Dividend Reinvestment Plan" below.


  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan," and collectively the "Plans") pursuant to which holders of common shares may elect to have all distributions of dividends and all capital gains automatically reinvested in common shares pursuant to such Plan. Unless common shareholders elect to participate in a Plan, all common shareholders receive distributions of dividends and capital gains in cash. The Plans for the Target Funds and the Acquiring Fund are similar. EquiServe Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of common shares of each Fund in administering the Plans.

  After the Reorganizations, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, Rhode Island 02940-3011. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS


  GENERAL. The preferred shares of each Fund are labeled "auction preferred shares" ("APS"). APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of a Fund, out of funds legally available therefore, at a rate per annum that may vary for the successive dividend periods. The liquidation preference of each Fund's APS is $25,000 per share. APS are not traded on a stock exchange or over-the-counter. Holders of a Fund's APS do not have preemptive rights to purchase any shares of the same series or any other APS that might be issued. The net asset value per share of a Fund's APS equals its liquidation preference plus accumulated but unpaid dividends per share.



  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of APS as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Municipal Opportunity Trust II currently has three series of APS outstanding, Value Municipal Income Trust currently has five series of APS outstanding and the Acquiring Fund currently has two series of APS outstanding. If the Reorganizations are approved and completed, the combined fund will have 10 series of APS. The existing series of Acquiring Fund APS will remain Series A and Series B, and the Acquiring Fund will issue Series C, Series D and Series E APS in exchange for the three existing series of APS of Municipal Opportunity Trust II, and Series F, Series G, Series H, Series I and Series J APS in exchange for the five existing series of APS of Value Municipal Income Trust. The aggregate liquidation preference of each new series will equal the aggregate liquidation preference of the existing shares that the respective new series replaces. For each series, the number of days in the regular dividend period, the number of shares and the liquidation preference per share will be the same as the existing series.

  PURCHASE AND SALE. Each Fund's APS are purchased and sold at separate auctions conducted on a regular basis (unless a Fund elects, subject to certain limitations, to declare a special dividend period) by Deutsche Bank, as the auction agent for each Fund's APS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of APS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its broker-dealer. Outside of these auctions, shares of APS may be purchased or sold through broker-dealers for the APS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or, if it does develop, that it will provide holders with a liquid trading market.


  DIVIDENDS AND DISTRIBUTIONS. The holders of each Fund's APS are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on each Fund's APS so declared and payable shall be paid in preference to and in priority over any dividends so declared and payable on the Fund's common shares.



  Prior to each dividend payment date, the Funds are required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. The Funds do not intend to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund's APS which may be in arrears.



  Each Fund, including the Acquiring Fund, is required to allocate net capital gains and other taxable income, if any, proportionately among its common shares and APS. The amount of taxable income allocated to the APS depends upon the amount of such income realized by a Fund.


  In normal circumstances, whenever a Fund intends to include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the auction establishing the applicable rate for such dividend. The Auction Agent will in turn notify each broker-dealer who will notify existing and potential holders of the APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If a Fund retroactively allocates any net capital gains or other taxable income to the APS without having given notice to the Auction Agent, the Fund will pay an Additional Dividend to offset substantially the tax effect thereof.

  DIVIDEND RATES. The following table provides information about the dividend rates for each series of each Fund's APS as of a recent auction date:



AUCTION DATE                           FUND/SERIES                         RATE
------------                           -----------                         ----
August 1, 2005    Municipal Opportunity Trust II, Series A APS..........  2.300%
July 29, 2005     Municipal Opportunity Trust II, Series B APS..........  2.200%
August 2, 2005    Municipal Opportunity Trust II, Series C APS..........  2.150%
July 28, 2005     Value Municipal Income Trust, Series A APS............  2.350%
July 5, 2005      Value Municipal Income Trust, Series B APS............  2.350%
July 27, 2005     Value Municipal Income Trust, Series C APS............  2.299%
July 12, 2005     Value Municipal Income Trust, Series D APS............  2.150%
July 27, 2005     Value Municipal Income Trust, Series E APS............  1.991%
August 1, 2005    Acquiring Fund, Series A APS..........................  2.300%
August 2, 2005    Acquiring Fund, Series B APS..........................  2.100%



  The dividend rates in effect at the closing of the Reorganizations will be the rates determined in the auction most recently preceding such closing.



  RATINGS. The Funds' APS have all been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its APS are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for the APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.



  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's APS, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred

Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the APS. For so long as any of its APS are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.



  REDEMPTIONS. The redemption provisions pertaining to the APS of each Fund are similar. APS of each Fund are generally redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. APS of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for its APS specified by Moody's and S&P in connection with their issuance of ratings on the APS.



  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of any of the Funds, whether voluntary or involuntary, the holders of such Fund's APS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's common shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on the APS and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's APS will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

  ADDITIONAL INFORMATION. For additional information on Acquiring Fund APS, Target Fund shareholders should consult the Acquiring Fund's Certificate of Vote attached as Appendix B to the Reorganization Statement of Additional Information. Acquiring Fund APS issued in connection with the Reorganizations will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganizations, will be amended to reflect the creation of new series and the issuance of additional APS. As a result of the Reorganizations, the last dividend periods for the Target Funds' APS prior to the Closing Date and the initial dividend periods for the Acquiring Fund APS issued in connection with the Reorganizations after the Closing Date may be shorter than the regular dividend periods for such shares.


GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. Municipal Opportunity Trust II was organized on April 8, 1993 and commenced investment operations on June 25, 1993; Value Municipal Income Trust was organized on December 21, 1992 and commenced investment operations on March 26, 1993; and the Acquiring Fund was organized on June 28, 1993 and commenced investment operations on August 27, 1993.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability in connection with Fund property or for acts, obligations or affairs of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.

  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.

  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment
Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND


  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the trustees, including the approval by a majority of the disinterested trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of a Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the common shares would cease to be listed on the NYSE, AMEX, CHX, NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.


VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's common shares. Common shareholders of each Fund are entitled to one vote for each share held. Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's preferred shares, preferred shareholders have no voting rights. When preferred shareholders are entitled to vote, they are also entitled to cast one vote per share held.

  Preferred shareholders of a Fund, voting as a class, are entitled to elect two of the Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's preferred shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding preferred shares, voting as a class, are entitled to elect a majority of the Fund's trustees until all dividends have been paid or declared and set apart for payment. The affirmative vote of a majority of the preferred shareholders of a Fund, voting as a class, is required to amend, alter or repeal any of the preferences, rights or powers of preferred shareholders so as to materially and adversely affect such preferences, rights or powers, or increase or decrease the number of preferred shares authorized to be issued.


  The Certificate of Vote of each Fund provides that a Fund shall not take certain actions relating to the preferences, rights or powers of holders of a Fund's preferred shares without the affirmative vote of the holders of a majority of the outstanding preferred shares. Additionally, if a Fund has more than one series of preferred shares outstanding, an affirmative vote of a majority of the outstanding shares of each series of preferred shares, each voting separately as a class, is required with respect to any matter that materially affects one series of preferred shares in a manner different from that of the other series. The specific provisions of each Fund's Certificate of Vote with respect to the voting rights of holders of preferred shares may differ; preferred shareholders of the Target Funds should consult the Certificate of Vote governing the Acquiring Fund APS, attached as Appendix B to the Reorganization Statement of Additional Information.

FINANCIAL HIGHLIGHTS

  MUNICIPAL OPPORTUNITY TRUST II. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                             YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(a)    2001       2000       1999       1998
                                      ----      ----     -------    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 15.02   $ 15.01   $ 14.91   $ 13.77   $  13.28   $  15.08   $  14.51
                                     -------   -------   -------   -------   --------   --------   --------
 Net Investment Income.............     1.03      1.08      1.09      1.10       1.13       1.12       1.12
 Net Realized and Unrealized
   Gain/Loss.......................      .19       .02       .06      1.11        .54      (1.82)       .57
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........     (.10)     (.10)     (.13)     (.31)      (.40)      (.32)      (.34)
                                     -------   -------   -------   -------   --------   --------   --------
Total from Investment Operations...     1.12      1.00      1.02      1.90       1.27      (1.02)      1.35
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........     (.97)     (.99)     (.92)     (.76)      (.78)      (.78)      (.78)
                                     -------   -------   -------   -------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 15.17   $ 15.02   $ 15.01   $ 14.91   $  13.77   $  13.28   $  15.08
                                     =======   =======   =======   =======   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $ 14.07   $ 14.20   $ 13.80   $ 13.36   $11.8125   $11.5625   $14.0625
Total Return(b)....................    6.12%    10.27%    10.36%    20.07%      9.19%    -12.84%     17.23%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 177.2   $ 175.4   $ 175.3   $ 174.2   $  160.8   $  155.1   $  176.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.42%     1.44%     1.55%     1.76%      1.85%      1.79%      1.79%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.87%     7.11%     7.44%     7.66%      8.44%      7.68%      7.54%
Portfolio Turnover.................      21%       35%       44%       45%        22%        25%        13%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .86%      .87%      .93%     1.04%      1.06%      1.06%      1.08%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    6.19%     6.46%     6.54%     5.48%      5.48%      5.50%      5.20%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    4,600     4,600     4,600     4,600      4,600      4,600      2,300
Asset Coverage Per Preferred
 Share(e)..........................  $63,528   $63,132   $63,114   $62,863   $ 59,963   $ 58,717   $126,569
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  13.88   $  13.72   $  12.20
                                     --------   --------   --------
 Net Investment Income.............      1.13       1.14       1.15
 Net Realized and Unrealized
   Gain/Loss.......................       .60        .12       1.55
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........      (.35)      (.35)      (.38)
                                     --------   --------   --------
Total from Investment Operations...      1.38        .91       2.32
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.75)      (.75)      (.80)
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  14.51   $  13.88   $  13.72
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $12.6875   $ 11.625   $ 11.375
Total Return(b)....................    16.02%      8.98%     16.07%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  169.5   $  162.1   $  160.2
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.83%      1.90%      1.94%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     8.04%      8.31%      8.85%
Portfolio Turnover.................       23%        37%        58%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.08%      1.10%      1.10%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.56%      5.77%      5.88%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     2,300      2,300      2,300
Asset Coverage Per Preferred
 Share(e)..........................  $123,694   $120,481   $119,666
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of investment income to average net assets applicable to common shares by .03%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return based assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

  VALUE MUNICIPAL INCOME TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                             YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(a)    2001       2000       1999       1998
                                      ----      ----     -------    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 15.58   $ 15.63   $ 15.68   $ 14.38   $  13.80   $  15.64   $  15.14
                                     -------   -------   -------   -------   --------   --------   --------
 Net Investment Income.............     1.05      1.10      1.11      1.13       1.15       1.14       1.14
 Net Realized and Unrealized
   Gain/Loss.......................      .12      (.04)     (.06)     1.25        .63      (1.86)       .51
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........     (.10)     (.10)     (.13)     (.31)      (.39)      (.31)      (.34)
                                     -------   -------   -------   -------   --------   --------   --------
Total from Investment Operations...     1.07       .96       .92      2.07       1.39      (1.03)      1.31
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........     (.99)    (1.01)     (.97)     (.77)      (.81)      (.81)      (.81)
                                     -------   -------   -------   -------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 15.66   $ 15.58   $ 15.63   $ 15.68   $  14.38   $  13.80   $  15.64
                                     =======   =======   =======   =======   ========   ========   ========

Common Share Market Price at End of
 the Period........................  $ 14.46   $ 14.70   $ 14.37   $ 13.78   $  12.25   $12.0625   $  14.75
Total Return(b)....................    5.25%     9.61%    11.50%    19.22%      8.56%    -13.29%     15.10%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 368.9   $ 366.9   $ 368.1   $ 369.3   $  338.7   $  325.1   $  368.5
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.32%     1.33%     1.46%     1.63%      1.77%      1.67%      1.67%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.76%     6.99%     7.22%     7.49%      8.36%      7.56%      7.41%
Portfolio Turnover.................      24%       30%       38%       30%        25%        35%        24%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .82%      .83%      .90%     1.00%      1.05%      1.02%      1.03%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    6.09%     6.37%     6.36%     5.44%      5.55%      5.50%      5.21%

SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    9,000     9,000     9,000     9,000      9,000      9,000      4,500
Asset Coverage Per Preferred
 Share(e)..........................  $65,999   $65,769   $65,910   $66,028   $ 62,631   $ 61,123   $131,890
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  14.50   $  14.37   $  12.90
                                     --------   --------   --------
 Net Investment Income.............      1.16       1.17       1.18
 Net Realized and Unrealized
   Gain/Loss.......................       .63        .13       1.57
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........      (.34)      (.34)      (.38)
                                     --------   --------   --------
Total from Investment Operations...      1.45        .96       2.37
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.81)      (.83)      (.90)
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  15.14   $  14.50   $  14.37
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $13.5625   $ 12.375   $  12.75
Total Return(b)....................    16.61%      3.70%     27.67%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  356.6   $  341.5   $  338.4
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.70%      1.77%      1.80%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     7.93%      8.15%      8.67%
Portfolio Turnover.................       32%        42%        50%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.03%      1.06%      1.06%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.61%      5.78%      5.90%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     4,500      4,500      4,500
Asset Coverage Per Preferred
 Share(e)..........................  $129,243   $125,881   $125,198
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios, and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

  ACQUIRING FUND. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                            YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(a)    2001      2000       1999       1998
                                      ----      ----     -------    ----      ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 14.69   $ 14.87   $ 14.77   $ 13.46   $ 12.92   $  14.72   $  14.17
                                     -------   -------   -------   -------   -------   --------   --------
 Net Investment Income.............     1.05      1.08      1.10      1.12      1.08       1.10       1.10
 Net Realized and Unrealized
   Gain/Loss.......................      .18      (.16)      .10      1.23       .64      (1.84)       .54
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........     (.10)     (.10)     (.14)     (.32)     (.40)      (.32)      (.35)
                                     -------   -------   -------   -------   -------   --------   --------
Total from Investment Operations...     1.13       .82      1.06      2.03      1.32      (1.06)      1.29
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........     (.96)    (1.00)     (.96)     (.72)     (.78)      (.74)      (.74)
                                     -------   -------   -------   -------   -------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 14.86   $ 14.69   $ 14.87   $ 14.77   $ 13.46   $  12.92   $  14.72
                                     =======   =======   =======   =======   =======   ========   ========

Common Share Market Price at End of
 the Period........................  $ 14.70   $ 13.90   $ 13.98   $ 12.95   $11.625   $11.1875   $13.6875
Total Return(b)....................   13.05%     6.57%    15.64%    18.05%    11.15%    -13.37%     15.87%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 121.5   $ 120.0   $ 121.4   $ 120.6   $ 109.9   $  105.6   $  120.2
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.46%     1.48%     1.58%     1.76%     1.88%      1.79%      1.83%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    7.14%     7.23%     7.55%     7.89%     8.35%      7.86%      7.67%
Portfolio Turnover.................      29%       26%       45%       38%       24%        36%        15%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .88%      .89%      .95%     1.04%     1.07%      1.06%      1.09%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    6.44%     6.57%     6.59%     5.66%     5.27%      5.60%      5.24%

SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................    3,200     3,200     3,200     3,200     3,200      3,200      1,600
Asset Coverage Per Preferred
 Share(e)..........................  $62,967   $62,499   $62,954   $62,695   $59,345   $ 57,986   $125,139
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  13.51   $  13.31   $  11.93
                                     --------   --------   --------
 Net Investment Income.............      1.12       1.12       1.15
 Net Realized and Unrealized
   Gain/Loss.......................       .63        .19       1.45
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........      (.35)      (.35)      (.39)
                                     --------   --------   --------
Total from Investment Operations...      1.40        .96       2.21
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.74)      (.76)      (.83)
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  14.17   $  13.51   $  13.31
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $  12.50   $  11.50   $  11.50
Total Return(b)....................    15.58%      6.82%     25.22%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  115.7   $  110.3   $  108.7
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.88%      1.94%      1.98%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     8.16%      8.42%      9.06%
Portfolio Turnover.................       16%        37%        79%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.09%      1.12%      1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     5.61%      5.77%      6.01%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     1,600      1,600      1,600
Asset Coverage Per Preferred
 Share(e)..........................  $122,327   $118,953   $117,963
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by .17%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets and dividing this by the number of preferred shares outstanding.

                     INFORMATION ABOUT THE REORGANIZATIONS

GENERAL


  Under the Reorganization Agreements (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Funds, in exchange for Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund will issue and cause to be listed on the AMEX and CHX additional Acquiring Fund Common Shares. The Acquiring Fund Common Shares issued to the Target Funds will have an aggregate net asset value equal to the aggregate net asset value of the Target Funds' common shares, less the costs of the Reorganizations. The Acquiring Fund APS issued to the Target Funds will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Funds' preferred shares. Upon receipt by the Target Funds of such shares, the Target Funds will (i) distribute the Acquiring Fund Common Shares to the Target Funds' common shareholders and (ii) distribute the Acquiring Fund APS to the Target Funds' preferred shareholders. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and dissolve under applicable state law.


  The Target Funds will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by them pro rata to the holders of record of their common shares and preferred shares, as applicable, in exchange for such shareholders' shares in the Target Funds. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Funds and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Funds. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Plan account). In the event of fractional shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund common share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former preferred shareholders of Target Fund would represent the respective pro rata number of Acquiring Fund APS due such shareholder. See "Terms of the Reorganization Agreements -- Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).

  As a result of the Reorganizations, each common shareholder of a Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to each Target Fund will equal the aggregate liquidation preference of each Target Fund's preferred shares. Each preferred shareholder of a Target Fund will receive Acquiring Fund APS that will have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund preferred shares immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganizations. Thus, the Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares or the Target Funds' common shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share for preferred shareholders of the Acquiring Fund or the Target Fund. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

  The following is a summary of the significant terms of a Reorganization Agreement. The terms of each Reorganization Agreement are similar. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, attached as Appendix A to the Reorganization Statement of Additional Information.

  VALUATION OF ASSETS AND LIABILITIES. The assets of each Fund will be valued after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Closing Date. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding preferred shares of the Fund is divided by the total number of common shares of the Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Closing Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund common shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund common shares, together with cash in lieu of any fractional Acquiring Fund Common Shares held other than in a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund common shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held other than in a Plan account.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund common shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.


  From and after the Closing Date, certificates formerly representing Target Fund common shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund common shares held before the Reorganization as described above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund common shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Plan of the Acquiring Fund.


  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Preferred shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.

  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their respective projected annual expense savings as a result of the Reorganization. The expenses of the Reorganization will not be borne by the preferred shareholders of either Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

  - No gain or loss will be recognized by a Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.


  - No gain or loss will be recognized by a shareholder of a Target Fund who exchanges, as the case may be, all of his, her or its Target Fund common shares for Acquiring Fund Common Shares pursuant to a Reorganization (except with respect to cash received in lieu of a fractional share, as discussed below) or all of his, her or its Target Fund preferred shares for Acquiring Fund APS pursuant to a Reorganization.


  - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).

  - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of a Target Fund pursuant to a Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  - A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund common shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund common shares is more than one year as of the date of the exchange.

  - The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to such Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by such Target Fund.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to each of the Target Funds and their shareholders.

  The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Funds and assume, among other things, that the Reorganizations will be consummated in accordance with the Reorganization Agreements and as described herein. An opinion of counsel is not binding on the IRS or any court.

SHAREHOLDER APPROVAL

  Under the Declaration of Trust of each Target Fund (as amended to date and including the Certificate of Vote of each Target Fund), relevant Massachusetts law and the rules of the NYSE and CHX, shareholder approval of each Reorganization Agreement requires the affirmative vote of shareholders of the respective Target Fund representing more than 50% of the outstanding common shares and preferred shares of such Target Fund entitled to vote, each voting separately as a class.

------------------------------------------------------------------------------

               PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND
                                 COMMON SHARES

------------------------------------------------------------------------------

  Pursuant to the Reorganization Agreements, which are described more fully under "Proposal 1: Reorganizations of the Target Funds" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. Each Target Fund will distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund APS to its preferred shareholders, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares.


  The aggregate net asset value of Acquiring Fund Common Shares received in each Reorganization will equal the aggregate net asset value of the Target Fund's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders of a Target Fund may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of the Target Fund's preferred shares held immediately prior to the Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of each Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with each Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.



  In connection with the Reorganizations and as contemplated by the Reorganization Agreements, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the AMEX and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganizations, applicable AMEX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganizations.


SHAREHOLDER APPROVAL


  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the matter. For more information regarding voting requirements, see the section entitled "Other Information -- Voting Information and Requirements" below.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS

  GENERAL. A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.


  RECORD DATE. The Board of Trustees of each Fund has fixed the close of business on July 29, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, Municipal Opportunity Trust II had outstanding 11,731,272 common shares and 4,600 preferred shares, Value Municipal Income Trust had outstanding 23,555,115 common shares and 9,000 preferred shares and the Acquiring Fund had outstanding 8,175,881 common shares and 3,200 preferred shares.



  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the applicable Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.


  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted

"FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal.

  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of each Target Fund's outstanding common shares and preferred shares, each voting as a separate class. With respect to Proposal 2, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as votes "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.


  With respect to each proposal, a majority of the outstanding shares of each class entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.


  CERTAIN VOTING INFORMATION REGARDING PREFERRED SHARES OF THE TARGET FUNDS. Pursuant to the rules of the NYSE, preferred shares of each Target Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of a Target Fund's preferred shares outstanding have voted on such Fund's Reorganization and (ii) less than 10% of a Target Fund's preferred shares outstanding have voted against such Fund's Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund's preferred shares on such Reorganization in the same proportion as the votes cast by all Target Fund preferred shareholders who voted on such Reorganization. Each Target Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of such Fund exists.

SHAREHOLDER INFORMATION


  ACQUIRING FUND. As of July 29, 2005, to the knowledge of the Acquiring Fund, no shareholder owned beneficially more than 5% of a class of the Acquiring Fund's outstanding shares.

  Except as set forth below, as of July 29, 2005, no trustees or executive officers owned, directly or beneficially, Acquiring Fund Common Shares or Acquiring Fund APS.



                                                        NUMBER OF COMMON
TRUSTEE                                                   SHARES OWNED
-------                                                 ----------------
David C. Arch.......................................            500
Rod Dammeyer........................................        139,089(1.7%)
Hugo Sonnenschein...................................            350
Wayne W. Whalen.....................................            500



  As of July 29, 2005, the trustees and executive officers of the Acquiring Fund as a group owned approximately 1.7% of the outstanding shares of the Acquiring Fund.



  MUNICIPAL OPPORTUNITY TRUST II. As of July 29, 2005, to the knowledge of Municipal Opportunity Trust II, no shareholder owned beneficially more than 5% of a class of outstanding shares of Municipal Opportunity Trust II.



  Except as set forth below, as of July 29, 2005, no trustees or executive officers owned, directly or beneficially, common shares or APS of Municipal Opportunity Trust II.



                                                        NUMBER OF COMMON
TRUSTEE                                                   SHARES OWNED
-------                                                 ----------------
Rod Dammeyer........................................        113,394
Hugo Sonnenschein...................................            350
Wayne W. Whalen.....................................            500



  As of July 29, 2005, the trustees and executive officers of Municipal Opportunity Trust II individually and as a group owned less than 1% of the outstanding shares of Municipal Opportunity Trust II.



  VALUE MUNICIPAL INCOME TRUST. As of July 29, 2005, to the knowledge of Value Municipal Income Trust, no shareholder owned beneficially more than 5% of a class of outstanding shares of Value Municipal Income Trust.



  Except as set forth below, as of July 29, 2005, no trustees or executive officers owned, directly or beneficially, common shares or APS of Value Municipal Income Trust.



                                                        NUMBER OF COMMON
TRUSTEE                                                   SHARES OWNED
-------                                                 ----------------
Rod Dammeyer........................................         60,342



  As of July 29, 2005, the trustees and executive officers of Value Municipal Income Trust individually and as a group owned less than 1% of the outstanding shares of Value Municipal Income Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and the NYSE reporting their affiliation with a Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish a Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

SHAREHOLDER PROPOSALS


  To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020.



  Information regarding the deadline for timely submission of proposals intended to be presented at the year 2006 Annual Meeting of the Funds will be provided in the proxy statement relating to the 2005 Annual Meeting of the Funds, which is expected to take place later this year. Shareholder proposals intended to be presented at the 2005 Annual Meeting of the Funds pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the respective Fund at such Fund's principal executive offices by August 16, 2005. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the respective Fund at such Fund's principal executive offices by August 16, 2005. If the Reorganizations of the Target Funds are approved and completed prior to their 2005 Annual Meeting, such Funds will cease to exist and will not hold their 2005 Annual Meeting.


SOLICITATION OF PROXIES


  Solicitation of proxies on behalf of the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about August 12, 2005. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders of the Funds to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the telephone solicitation by CFS will cost approximately $20,200 for Municipal Opportunity Trust II, $37,900 for Value Municipal Income Trust and $16,300 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganizations which will be borne by the Target Funds and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganizations.


LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Funds and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Funds and the Acquiring Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Municipal Opportunity
                                         Trust II
                                       Van Kampen Value Municipal
                                         Income Trust
                                       Van Kampen Advantage Municipal
                                         Income Trust II
August 9, 2005

                                   EXHIBIT I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

        - Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        - Nature of and provisions of the obligation;

        - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

  Aaa: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated B are considered speculative and are subject to high credit risk.

  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds, and are typically in default, with little prospect for recovery of principal or interest.

  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

        -- Notes containing features that link interest or principal to the credit performance of any third party or parties.

        -- Notes allowing for negative coupons, or negative principal.

        -- Notes containing any provision that could obligate the investor to make any additional payments.

        -- Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS

  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                         [VAN KAMPEN INVESTMENTS LOGO]

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED AUGUST 9, 2005


                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

                                      AND

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

                        BY AND IN EXCHANGE FOR SHARES OF

                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II


                              DATED AUGUST 9, 2005


     This Statement of Additional Information is available to the shareholders of Van Kampen Municipal Opportunity Trust II ("Municipal Opportunity Trust II") and Van Kampen Value Municipal Income Trust ("Value Municipal Income Trust") (each a "Target Fund" and collectively the "Target Funds") in connection with proposed reorganizations (each a "Reorganization" and collectively the "Reorganizations") whereby Van Kampen Advantage Municipal Income Trust II (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Funds in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Funds will distribute Acquiring Fund Common Shares to common shareholders of the Target Funds and Acquiring Fund APS to preferred shareholders of the Target Funds, and will then terminate their registrations under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated August 9, 2005 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833).


     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS


Trustees and Officers.......................................  S-3
Investment Advisory Agreement...............................  S-14
Other Agreements............................................  S-16
Fund Management.............................................  S-17
Code of Ethics..............................................  S-19
Portfolio Transactions and Brokerage Allocation.............  S-20
Other Information...........................................  S-22
Financial Statements........................................  S-22
Pro Forma Financial Statements..............................  S-23
Appendix A -- Form of Agreement and Plan of                   A-1
  Reorganization............................................
Appendix B -- Certificate of Vote of Trustees Establishing    B-1
  Preferred Shares..........................................
Appendix C -- Proxy Voting Policy and Procedures............  C-1
Appendix D -- Annual Report of the Acquiring Fund...........  D-1
Appendix E -- Semiannual Report of the Acquiring Fund.......  E-1
Appendix F -- Annual Report of Municipal Opportunity Trust    F-1
  II........................................................
Appendix G -- Semiannual Report of Municipal Opportunity      G-1
  Trust II..................................................
Appendix H -- Annual Report of Value Municipal Income         H-1
  Trust.....................................................
Appendix I -- Semiannual Report of Value Municipal Income     I-1
  Trust.....................................................
Appendix J -- Pro Forma Financial Statements................  J-1

                             TRUSTEES AND OFFICERS

GENERAL

     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by the Board of Trustees. The Acquiring Fund and the Target Funds share the same Board of Trustees and executive officers. The tables below list the trustees and executive officers of the Funds and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Administrator"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (60)               Trustee      Trustee     Chairman and Chief Executive        79       Trustee/Director/
Blistex Inc.                                  since 1993  Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Director of the                the Fund Complex.
                                                          Heartland Alliance, a
                                                          nonprofit organization serving
                                                          human needs based in Chicago.
                                                          Director of St. Vincent de
                                                          Paul Center, a Chicago based
                                                          day care facility serving the
                                                          children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (66)             Trustee      Trustee     Prior to January 1999,              77       Trustee/Director/
33971 Selva Road                              since 2003  Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of Amgen
                                                          Prior to January 1995,                       Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Director
                                                          August 1994, various                         of Valero Energy
                                                          management positions at                      Corporation, an
                                                          Allstate.                                    independent refining
                                                                                                       company.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee     President of CAC, L.L.C., a         79       Trustee/Director/
CAC, L.L.C.                                   since 1993  private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                  Prior to February 2001, Vice                 Director of
                                                          Chairman and Director of                     Stericycle, Inc.,
                                                          Anixter International, Inc., a               Ventana Medical
                                                          global distributor of wire,                  Systems, Inc., and
                                                          cable and communications                     GATX Corporation, and
                                                          connectivity products. Prior                 Trustee of The
                                                          to July 2000, Managing Partner               Scripps Research
                                                          of Equity Group Corporate                    Institute. Prior to
                                                          Investment (EGI), a company                  January 2005, Trustee
                                                          that makes private investments               of the University of
                                                          in other companies.                          Chicago Hospitals and
                                                                                                       Health Systems. Prior
                                                                                                       to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc. Prior to May
                                                                                                       2002, Director of
                                                                                                       Peregrine Systems
                                                                                                       Inc. Prior to
                                                                                                       February 2001,
                                                                                                       Director of IMC
                                                                                                       Global Inc. Prior to
                                                                                                       July 2000, Director
                                                                                                       of Allied Riser
                                                                                                       Communications Corp.,
                                                                                                       Matria Healthcare
                                                                                                       Inc., Transmedia
                                                                                                       Networks, Inc., CNA
                                                                                                       Surety, Corp. and
                                                                                                       Grupo Azcarero Mexico
                                                                                                       (GAM).

Linda Hutton Heagy (57)          Trustee      Trustee     Managing Partner of Heidrick &      77       Trustee/Director/
Heidrick & Struggles                          since 2003  Struggles, an executive search               Managing General
233 South Wacker Drive                                    firm. Trustee on the                         Partner of funds in
Suite 7000                                                University of Chicago                        the Fund Complex.
Chicago, IL 60606                                         Hospitals Board, Vice Chair of
                                                          the Board of the YMCA of
                                                          Metropolitan Chicago and a
                                                          member of the Women's Board of
                                                          the University of Chicago.
                                                          Prior to 1997, Partner of Ray
                                                          & Berndtson, Inc., an
                                                          executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to
                                                          1995, Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1990, Executive Vice President
                                                          of The Exchange National Bank.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (53)            Trustee      Trustee     Director and President of the       77       Trustee/Director/
1744 R Street, NW                             since 2003  German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President and        79       Trustee/Director/
736 North Western Avenue                      since 1993  Chief Executive Officer of                   Managing General
P.O. Box 317                                              Pocklington Corporation, Inc.,               Partner of funds in
Lake Forest, IL 60045                                     an investment holding company.               the Fund Complex.
                                                          Director of the Marrow                       Director of the Lake
                                                          Foundation.                                  Forest Bank & Trust.

Jack E. Nelson (69)              Trustee      Trustee     President of Nelson Investment      77       Trustee/Director/
423 Country Club Drive                        since 2003  Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein+ (64)       Trustee      Trustee     President Emeritus and              79       Trustee/Director/
1126 E. 59th Street                           since 1994  Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Director of Winston
                                                          Department of Economics at the               Laboratories, Inc.
                                                          University of Chicago. Prior
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee
                                                          of the University of Rochester
                                                          and a member of its investment
                                                          committee. Member of the
                                                          National Academy of Sciences,
                                                          the American Philosophical
                                                          Society and a fellow of the
                                                          American Academy of Arts and
                                                          Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications Officer        77       Trustee/Director/
815 Cumberstone Road                          since 2003  of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Director of the                        construction
                                                          Institute for Defense                        organization, since
                                                          Analyses, a federally funded                 January 2004 and
                                                          research and development                     Director of Neurogen
                                                          center, Director of the German               Corporation, a
                                                          Marshall Fund of the United                  pharmaceutical
                                                          States, Director of the Rocky                company, since
                                                          Mountain Institute and Trustee               January 1998.
                                                          of Colorado College. Prior to
                                                          1993, Executive Director of
                                                          the Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of Sciences/National
                                                          Research Council. From 1980
                                                          through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEES*


                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS       SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee and  Trustee     President of funds in the Fund         77       Trustee/Director/
1221 Avenue of the Americas   President    since       Complex. Chairman, President,                   Managing General
New York, NY 10020                         2003;       Chief Executive Officer and                     Partner of funds in
                                           President   Director of the Adviser and Van                 the Fund Complex.
                                           since 2002  Kampen Advisors Inc. since
                                                       December 2002. Chairman,
                                                       President and Chief Executive
                                                       Officer of Van Kampen Investments
                                                       since December 2002. Director of
                                                       Van Kampen Investments since
                                                       December 1999. Chairman and
                                                       Director of Van Kampen Funds Inc.
                                                       since December 2002. President,
                                                       Director and Chief Operating
                                                       Officer of Morgan Stanley
                                                       Investment Management since
                                                       December 1998. President and
                                                       Director since April 1997 and
                                                       Chief Executive Officer since
                                                       June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive
                                                       Officer and Director of Morgan
                                                       Stanley Distributors Inc. since
                                                       June 1998. Chairman since June
                                                       1998, and Director since January
                                                       1998 of Morgan Stanley Trust.
                                                       Director of various Morgan
                                                       Stanley subsidiaries. President
                                                       of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief
                                                       Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to
                                                       July 2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. and Executive Vice President
                                                       of Morgan Stanley Distributors
                                                       Inc. from April 1997 to June
                                                       1998. Chief Executive Officer
                                                       from September 2002 to April 2003
                                                       and Vice President from May 1997
                                                       to April 1999 of the Morgan
                                                       Stanley Funds.

Richard F. Powers, III* (59)  Trustee      Trustee     Advisory Director of Morgan            79       Trustee/Director/
1221 Avenue of the Americas                since 1999  Stanley. Prior to December 2002,                Managing General
New York, NY 10020                                     Chairman, Director, President,                  Partner of funds in
                                                       Chief Executive Officer and                     the Fund Complex.
                                                       Managing Director of Van Kampen
                                                       Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December
                                                       2002, President and Chief
                                                       Executive Officer of funds in the
                                                       Fund Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean
                                                       Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds
                                                       Inc.

                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS       SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of             79       Trustee/Director/
333 West Wacker Drive                      since 1993  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                Partner of funds in
                                                       in the Fund Complex.                            the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential
                                                                                                       Foundation.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (66)          Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       since 2003  Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal                       Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

Joseph J. McAlinden (62)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

Amy R. Doberman (43)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

Stefanie V. Chang Yu (38)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36)           Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since January 2005.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Administrator (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the Funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.

     Additional information regarding compensation and benefits for trustees of each Fund is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                               Fund Complex
                                                              -----------------------------------------------
                                                               Aggregate        Aggregate
                           Aggregate Compensation from:       Pension or        Estimated           Total
                        -----------------------------------   Retirement     Maximum Annual     Compensation
                                        Value                  Benefits     Benefits from the      before
                         Municipal    Municipal               Accrued as      Fund Complex      Deferral from
                        Opportunity    Income     Acquiring     Part of           Upon              Fund
        Name(1)         Trust II(2)   Trust(3)     Fund(4)    Expenses(5)     Retirement(6)      Complex(7)
        -------         -----------   ---------   ---------   -----------   -----------------   -------------
INDEPENDENT TRUSTEES
David C. Arch              $3,008      $4,864      $2,454      $ 35,277         $147,500          $192,530
Jerry D. Choate             4,030       6,739       3,222        82,527          126,000           200,002
Rod Dammeyer                3,014       4,870       2,460        63,782          147,500           208,000
Linda Hutton Heagy          3,829       6,538       3,021        24,465          142,500           184,784
R. Craig Kennedy            4,030       6,739       3,222        16,911          142,500           200,002
Howard J Kerr               3,214       5,070       2,660       140,743          146,250           208,000
Jack E. Nelson              4,030       6,739       3,222        97,294          109,500           200,002
Hugo F. Sonnenschein        3,214       5,070       2,660        64,476          147,500           208,000
Suzanne H. Woolsey          4,030       6,739       3,222        58,450          142,500           200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)          3,214       5,070       2,660        72,001          147,500           208,000

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of each Fund and certain other funds in the Fund Complex. Theodore A. Myers retired as a member of the Board of Trustees of each Fund and other funds in the Fund Complex on December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of each Fund and other funds in the Fund Complex on December 31, 2004.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to Municipal Opportunity Trust II's fiscal year ended October 31, 2004. The following trustees deferred compensation from Municipal Opportunity Trust II during the fiscal year ended October 31, 2004: Mr. Choate, $4,030; Mr. Dammeyer, $3,014; Ms. Heagy, $3,829; Mr.
    Nelson, $4,030; Mr. Sonnenschein, $3,214; and Mr. Whalen, $3,214. The cumulative deferred compensation (including interest) accrued with respect to each trustee from Municipal Opportunity Trust II as of October 31, 2004 is as follows: Mr. Choate, $5,306; Mr. Dammeyer, $49,488; Ms. Heagy, $5,175; Mr. Nelson, $5,260; Mr. Sonnenschein, $43,230; and Mr. Whalen, $43,081. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the aggregate compensation before deferral with respect to Value Municipal Income Trust's fiscal year ended October 31, 2004. The following trustees deferred compensation from Value Municipal Income Trust during the fiscal year ended October 31, 2004: Mr. Choate, $6,739; Mr. Dammeyer, $4,870; Ms. Heagy, $6,538; Mr. Nelson, $6,739;
    Mr. Sonnenschein, $5,070; and Mr. Whalen, $5,070. The cumulative deferred compensation (including interest) accrued with respect to each trustee from Value Municipal Income Trust as of October 31, 2004 is as follows: Mr. Choate, $8,835; Mr. Dammeyer, $65,657; Ms. Heagy, $8,748; Mr. Nelson, $8,757; Mr. Sonnenschein, $57,110; and Mr. Whalen, $58,237. The deferred compensation plan is described above the Compensation Table.

(4) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Acquiring Fund's fiscal year ended October 31, 2004. The following trustees deferred compensation from the Acquiring Fund during the fiscal year ended October 31, 2004: Mr. Choate, $3,222; Mr. Dammeyer, $2,460; Ms. Heagy, $3,021; Mr. Nelson, $3,222; Mr. Sonnenschein, $2,660; and Mr. Whalen, $2,660. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Acquiring Fund as of October 31, 2004 is as follows: Mr. Choate, $4,255; Mr. Dammeyer, $44,682; Ms. Heagy, $4,109; Mr. Nelson, $4,218; Mr. Sonnenschein, $39,105;
    and Mr. Whalen, $38,576. The deferred compensation plan is described above the Compensation Table.

(5) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(6) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(7) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund

    Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES

     The Board of Trustees of each Fund has the same three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees," which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Funds as defined by the 1940 Act and (2) are "independent" of the Funds as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     Each Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. Each audit committee makes recommendations to its Board of Trustees concerning the selection of its Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of its Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding its Fund's financial statements, books of account or internal controls. Each Board of Trustees has adopted a formal written charter for its audit committee which sets forth the audit committee's responsibilities. Each audit committee has reviewed and discussed the financial statements of its Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. Each audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, each audit committee recommended to its Board of Trustees that its Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     Each Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. Each brokerage and services committee reviews its Fund's allocation of brokerage transactions and soft-dollar practices.

     Each Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. Each governance committee identifies individuals qualified to serve as Independent Trustees on its Board and on committees of the Board, advises its Board with respect to Board composition, procedures and committees, develops and recommends to its Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to its Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of each Fund select and nominate any other nominee Independent Trustees for each Fund. While the Independent Trustees of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Board of Trustees as they deem appropriate, they will consider nominations from shareholders to each Board. Nominations from shareholders should be in writing and sent to the Independent Trustees of the Funds at the Funds' offices at 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified above for each trustee.

     During each Fund's last fiscal year, each Board of Trustees held 16 meetings. During each Fund's last fiscal year, the audit committee of each Board held five meetings, the brokerage and services committee of each Board held four meetings and the governance committee of each Board held five meetings.

SHARE OWNERSHIP

     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of Municipal Opportunity Trust II, Value Municipal Income Trust and the Acquiring Fund beneficially owned equity securities of each such Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES


                                                                              TRUSTEE
                                     -----------------------------------------------------------------------------------------
                                       ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in Municipal Opportunity Trust
 II................................    none     none      over      none      none     none     none        $1-         none
                                                        $100,000                                          $10,000
Dollar range of equity securities
 in Value Municipal Income Trust...    none     none      over      none      none     none     none        none        none
                                                        $100,000
Dollar range of equity securities
 in the Acquiring Fund.............    $1-      none      over      none      none     none     none        $1-         none
                                     $10,000            $100,000                                          $10,000
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 trustee in the Fund Complex.......  $50,001-    $1-      over    $50,001-    over      $1-      $1-      $10,001-    $10,001-
                                     $100,000  $10,000  $100,000  $100,000  $100,000  $10,000  $10,000    $50,000     $50,000


INTERESTED TRUSTEES

                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in Municipal Opportunity
 Trust II...................................................    none      none      $1-
                                                                                  $10,000
Dollar range of equity securities in Value Municipal Income
 Trust......................................................    none      none      none
Dollar range of equity securities in the Acquiring Fund.....    none      none      $1-
                                                                                  $10,000
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Funds as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Funds and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.


          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in Municipal
 Opportunity Trust II...........    none      none      over      none      none      over      none        $1-         none
                                                      $100,000                      $100,000              $10,000
Dollar range of equity
 securities and deferred
 compensation in Value Municipal
 Income Trust...................    none      none      none      none      none      none      none        none        none
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    $1-       none      over      none      none      none      none        $1-         none
                                  $10,000             $100,000                                            $10,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,000-
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,001

INTERESTED TRUSTEES

                                             TRUSTEE
                                  ------------------------------
                                   MERIN      POWERS     WHALEN
                                   -----      ------     ------
Dollar range of equity
 securities and deferred
 compensation in Municipal
 Opportunity Trust II...........    none       none       $1-
                                                        $10,000
Dollar range of equity
 securities and deferred
 compensation in Value Municipal
 Income Trust...................    none       none       none
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    none       none       $1-
                                                        $10,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in the Fund
 Complex........................    over       over       over
                                  $100,000   $100,000   $100,000

                         INVESTMENT ADVISORY AGREEMENT

     Each Fund and the Adviser are parties to an investment advisory agreement (each an "Advisory Agreement"). Under each Advisory Agreement, a Fund retains the Adviser to manage the investment of such Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to such Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. A Fund, however, bears the costs of its day-to-day operations, including auction agent fees, fees for broker-dealers participating in auctions of such Fund's APS, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of Van Kampen Investments, the Adviser or the Administrator) and all other ordinary business expenses not specifically assumed by the Adviser. Each Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under such Advisory Agreement.

     Each Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Trustees or (ii) by a vote of a majority of a Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     In approving each Advisory Agreement, the Board of Trustees of each Fund, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of a Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees of each Fund also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with a Fund. The Board of Trustees of each Fund considered the extent to which any economies of scale experienced by the Adviser are shared with a Fund's shareholders, and the propriety of alternative breakpoints in a Fund's advisory fee schedule. The Board of Trustees of each Fund considered comparative advisory fees of a Fund and other investment companies at different asset levels. The Board of Trustees of each Fund reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees of each Fund discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees of each Fund reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees of each Fund, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement was in the best interests of the respective Fund and its shareholders.


ADVISORY FEES

                                                      FISCAL YEAR ENDED OCTOBER 31,
                                                   ------------------------------------
                                                      2004         2003         2002
                                                   ----------   ----------   ----------
The Adviser received the approximate advisory
  fees from each Fund as follows:
  Municipal Opportunity Trust II.................  $1,743,012   $1,748,973   $1,719,486
  Value Municipal Income Trust...................  $3,545,870   $3,566,745   $3,524,738
  Acquiring Fund.................................  $1,202,514   $1,208,379   $1,192,207

                                OTHER AGREEMENTS

ADMINISTRATIVE SERVICES AGREEMENT

     Each Fund was a party to an administrative services agreement. The administrative services provided by the Administrator to each Fund included record keeping and reporting responsibilities with respect to each Fund's portfolio and preferred shares and providing certain services to shareholders. Prior to May 14, 2002, each Fund paid the Administrator a monthly administrative services fee at the annual rate of 0.20% of the average net assets of each Fund. Prior to June 1, 2004, each Fund paid the Administrator a monthly administrative services fee at the annual rate of 0.05% of the average net assets of each Fund. Effective June 1, 2004, the administrative services fee was reduced from 0.05% to 0.00%. The administrative services agreement for each Fund was terminated effective May 26, 2005.

ADMINISTRATIVE SERVICES FEES

                                                        FISCAL YEAR ENDED OCTOBER 31,
                                                        ------------------------------
                                                          2004       2003       2002
                                                        --------   --------   --------
Van Kampen Funds Inc. received the approximate
  administrative services fees from each Fund as
  follows:
  Municipal Opportunity Trust II......................  $ 84,934   $145,750   $370,936
  Value Municipal Income Trust........................   172,834    297,229    760,602
  Acquiring Fund......................................    58,584    100,699    257,217

ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

ACCOUNTING SERVICES FEES

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
The Adviser received the approximate accounting services
  fees from each Fund as follows:
  Municipal Opportunity Trust II.........................  $19,698    $21,576    $23,168
  Value Municipal Income Trust...........................   30,315     35,430     36,540
  Acquiring Fund.........................................   16,541     17,741     19,257

LEGAL SERVICES AGREEMENT

     Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation, accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Of the total costs for legal services provided to the funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

LEGAL SERVICES FEES

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
Van Kampen Investments received the approximate legal
  services fees from each Fund as follows:
  Municipal Opportunity Trust II.........................  $17,192    $16,054    $11,825
  Value Municipal Income Trust...........................   21,488     20,301     14,788
  Acquiring Fund.........................................   13,986     14,416     11,256

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of October 31, 2004, Robert W. Wimmel managed 36 registered investment companies with a total of approximately $11.0 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.


     As of October 31, 2004, John R. Reynoldson managed 33 registered investment companies with a total of approximately $7.8 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.


     As of October 31, 2004, Robert J. Stryker (who joined the team managing the Funds in July 2005) managed 0 registered investment companies; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.


     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE


     Portfolio managers receive a combination of base salary compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.


     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;


     - Select Employees' Capital Accumulation Program (SECAP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and


     - Voluntary Equity Incentive Compensation Program (VEICP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary year-end compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in a fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three-and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of each Fund's fiscal year end, none of the portfolio managers owned equity securities in any of the Funds.


                                 CODE OF ETHICS


     The Funds and the Adviser have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.

     As most transactions made by a Fund are principal transactions at net prices, a Fund generally incurs little or no brokerage costs. The portfolio securities in which a Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. A Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with a Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with a Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which a Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of a Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Funds paid no commissions to affiliated brokers during the last three fiscal years. The Funds paid the following commissions to brokers during the fiscal years shown:

                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
MUNICIPAL OPPORTUNITY TRUST II
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................    $17,882              -0-
     Fiscal year ended October 31,
       2003..............................     14,970              -0-
     Fiscal year ended October 31,
       2002..............................      1,330              -0-

                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
VALUE MUNICIPAL INCOME TRUST
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................    $38,198              -0-
     Fiscal year ended October 31,
       2003..............................     29,326              -0-
     Fiscal year ended October 31,
       2002..............................      2,899              -0-
ACQUIRING FUND
  Commissions Paid:
     Fiscal year ended October 31,
       2004..............................    $10,143              -0-
     Fiscal year ended October 31,
       2003..............................     12,823              -0-
     Fiscal year ended October 31,
       2002..............................      1,084              -0-

     During the fiscal year ended October 31, 2004, none of the Funds paid brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Funds.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD


     The Funds' Proxy Voting Policy and Procedures are included as Appendix C to this Statement of Additional Information. A copy of each Fund's most recent proxy voting record filed with the SEC is available (i) without charge on our web site at www.vankampen.com and (ii) on the SEC's web site at www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. Each Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, to be each Fund's independent registered public accounting firm.


                              FINANCIAL STATEMENTS


     Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2004, as included in Appendix D hereto, (ii) the unaudited financial statements of the Acquiring Fund for the six-month period ended April 30, 2005, as included in Appendix E hereto, (iii) the audited financial statements of Municipal Opportunity Trust II for the fiscal year ended October 31, 2004, as included in Appendix F hereto, (iv) the unaudited financial statements of Municipal Opportunity Trust II for the six-month period ended April 30, 2005, as included in Appendix G hereto, (v) the audited financial statements of Value Municipal Income Trust for the fiscal year ended October 31, 2004, as included in Appendix H hereto, and (vi) the unaudited financial statements of Value Municipal Income Trust for the six-month period ended April 30, 2005, as included in Appendix I hereto.

                         PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix J hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at January 31, 2005, (ii) Pro Forma Condensed Statement of Operations for the one year period ended January 31, 2005 and (iii) Pro Forma Portfolio of Investments at January 31, 2005.

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen XXXXXX, a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and Van Kampen XXXXXX (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-XXXX, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a [non-]diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.


         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.


         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 3(a) of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) and Section 9(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

         (l) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.


         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.


         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Target Fund Preferred Shares (the "Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Shares is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

3.       The Reorganization.

         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund Preferred Shares provided in
                  Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund Preferred Shares prior to the Closing Date may be shorter than the dividend period for such Target Fund Preferred Shares determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund Preferred Shares.

         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.

Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.

The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund Preferred Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the Acquiring Fund Common Shares to EquiServe Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.

         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, EquiServe Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.      Payment of Expenses.

         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.

         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.

                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.


         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7.      Closing Date.

         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.    Conditions of the Target Fund.

         The obligations of the Target Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and

                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.

         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;

                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and

                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;


         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund Preferred Shares may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.

10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.

         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                   APPENDIX B

                        CERTIFICATE OF VOTE OF TRUSTEES
                         ESTABLISHING PREFERRED SHARES

                                           Federal Identification No. 36-7041986


                        THE COMMONWEALTH OF MASSACHUSETTS

                 Office of the Massachusetts Secretary of State
                         Michael J. Connolly, Secretary
                    One Ashburton Place, Boston, Mass. 02108

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                         TWO SERIES OF PREFERRED SHARES


                  I, Ronald A. Nyberg, Vice President and Secretary, of Van Kampen Merritt Advantage Municipal Income Trust II (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on October 13, 1993, the following vote establishing and designating two series of preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:
                  First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time, is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of two series of 1,600 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A") and Auction Preferred Shares, Series B ("APS Series B") (collectively the APS Series A APS Series B are referred to herein as "APS").

                  Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of each such series of preferred shares of beneficial interest are as follows:

                                   DESIGNATION

                  APS SERIES A: A series of 800 preferred shares of beneficial interest, $.01 par value, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series A" (hereinafter, "APS Series A"). Each share of APS Series A shall be issued on Wednesday, November 10, 1993; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and include Monday, November 15, 1993) equal to 2.40% per annum; have an initial Dividend Payment Date of Tuesday,

November 16, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series A shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series A shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS SERIES B: A series of 800 preferred shares of beneficial interest, $.01 par value, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series B" (hereinafter, "APS Series B"). Each share of APS Series B shall be issued on Wednesday, November 10, 1993; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and include Tuesday, November 16, 1993) equal to 2.40% per annum; have an initial Dividend Payment Date of Wednesday, November 17, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series B shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series B shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  No holder of any series of APS shall have, solely by reason of being such a holder of any series of APS, any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                     PART I

                  1. Number of Shares; Ranking. (a) No fractional APS shall be issued.

                  (b) APS which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares, without designation as to series.

                  (c) The shares of each series of APS shall rank on a parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  2. Dividends. (a) The Holder of shares of any series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this Section 2, and no more (except to the extent set forth in Section 12 of this Part I), payable on the respective dates (each a

"Dividend Payment Date") determined as set forth in paragraph (b) of this
Section 2. Dividends on shares of any series of APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

                  (b) (i) Dividends shall be payable subject to subparagraph
(b)(ii) of this Section 2, on shares of:

                                    (A) APS Series A, on Tuesday, November 16,
                  1993 and each Tuesday thereafter, and

                                    (B) APS Series B, on Wednesday, November 17,
                  1993 and each Wednesday thereafter;

provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 35 days, the day after the last day thereof and (2) with respect to a Special Dividend Period of 35 days or more, the first Business Day of each calendar month thereafter provided that, in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date.

                  After any Special Dividend Period, dividends on shares of such series of APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, on each fourth succeeding Tuesday for APS Series A and on each fourth succeeding Wednesday for APS Series B, subject in each case to the options of the Fund to further designate from time to time any Subsequent Dividend Period of any series as a Special Dividend Period.

                          (ii) In the case of dividends that would otherwise be
payable on a Monday, Tuesday, Wednesday, Thursday or Friday as determined by subparagraph (b)(i) of this Section 2, including clause (1), (2) or (3) of the proviso thereto, if (i) the Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Monday or Tuesday, or (ii) the Wednesday, Thursday or Friday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday or Friday.

                          (iii) The Fund shall pay to the Auction Agent not
later than 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of such series, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

                          (iv) All moneys paid to the Auction Agent for the
payment of dividends (or for the payment of any late charges pursuant to subparagraph (c)(i) of this Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                          (v) Each dividend on the APS shall be paid on the
Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                  (c) (i) The dividend rate on shares of any series of APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to such series under "Designation," above. For each Subsequent Dividend Period of any series of APS outstanding thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend Period of any series of APS is not held for any reason or if a Failure to Deposit occurs with respect to the Initial Dividend Period or any Subsequent Dividend Period and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the shares of such series for the Initial Dividend Period or any such Subsequent Dividend Period shall be the Maximum Rate (as defined herein) for such series on the Auction Date for such Subsequent Dividend Period; provided, further, however, that if any Failure to Deposit shall have occurred with respect to shares of any series of APS during any Rate Period thereof, and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series of APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares of such series of APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure is not cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Outstanding APS to be redeemed, and such failure shall not have been cured as described herein, Auctions will be suspended until such failure is so cured and the dividend rate for shares of such series of APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such Failure to Deposit is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-") (the rate per annum at which dividends are payable on the APS for any Rate Period for such shares being herein referred to as the "Applicable Rate" for such shares). A Failure to Deposit with respect to shares of any series of APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on the shares of such series of APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I.

                                   (ii)  The amount of dividends per share
payable on shares of any series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the respective Applicable Rate for such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

                  (d) Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

                  (e) Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of APS through the most recent Dividend Payment Date for each such series. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares for any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                  (f) Dividends on the APS shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Internal Revenue Code of 1986, as amended from time to time.

                  (g) The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         3. Redemption. (a) (i) After the Initial Dividend Period with respect to any series of APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part if after such partial redemption fewer than 250 shares of such series remain outstanding.

                  (ii) If fewer than all of the outstanding shares of any series of APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of such series in proportion to the number of such shares held by such Holders.

                  (iii) No APS shall be redeemed pursuant to subparagraphs
(a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph (b) of this Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) a Discounted Value of Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

                  (iv) Subject to Section 3(g), the Fund shall redeem at the Mandatory Redemption Price certain of the APS if the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount or fails to maintain 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies when rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of
(i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and preferred then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among each series of APS and other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of any series of APS are to be redeemed pursuant to this Section 3(a)(iv), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of shares held by such Holders.

         (b) The Fund is required to give 30 days Notice of Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date, (2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares of any series held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder.

         (c) Notwithstanding the provisions of paragraph (a) of this Section 3, if any dividends on shares of any series of APS are in arrears, no shares of such series of APS shall be redeemed unless all outstanding shares of such series of APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series of APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series of APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series of APS.

         (d) Upon the deposit of funds sufficient to redeem the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph (b) of this
Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section
12. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the

Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                  (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

                  (f) All moneys paid to the Auction Agent for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                  (g) In effecting any redemption pursuant to this Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except to the extent permitted by the 1940 Act and Massachusetts law.

                  (h) In the case of any redemption pursuant to this Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         4. Designation of Special Dividend Periods. (a) The Fund, at its option, may designate any succeeding Subsequent Dividend Period of any series of APS as a Special Dividend Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and clause (i) of paragraph (c) of this Section 4, (B) any Failure to Deposit that shall have occurred with respect to shares of such series during any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph (c)(i) of Section 2 of this Part I, (C) Sufficient Clearing Bids (as defined in Section 1 of Part II hereof) for such series shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (D) if any

Notice of Redemption shall have been mailed by the Fund pursuant to paragraph
(b) of Section 3 of this Part I with respect to any shares of such series of APS, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and (E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such series as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has provided notice and an APS Basic Maintenance Report that states that the Discounted Value of S&P Eligible Assets or Moody's Eligible Assets, as the case may be is greater than or equal to the APS Basic Maintenance Amount to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS).

                  (b) If the Fund proposes to designate any succeeding Subsequent Dividend Period of any series of APS as a Special Dividend Period of more than 28 Rate Period Days pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of such series of APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 a.m., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

                  (c) No later than 11:00 a.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period the Fund shall delivery to the Auction Agent either:

                           (i) a notice stating (A) that the Fund has determined
to designate the next succeeding Dividend Period of such series as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, for such series, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids for such series shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period with respect to shares of such series and (E) the scheduled Dividend Payment Dates for such series of APS during such Special Dividend Period; provided that, if such Special Dividend Period consists of more than 28 Rate Period Days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) a Discounted Value of Moody's Eligible Assets, assuming for the purposes of calculating Moody's Eligible Assets, in connection with an APS Basic Maintenance

Report required to be prepared pursuant to this Section 4(c)(i), a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating such series) and (2) a Discounted Value of S&P Eligible Assets (if S&P is then rating such series) each at least equal to the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                           (ii) a notice stating that the Fund has determined
not to exercise its option to designate a Special Dividend Period for such series of APS and that the next succeeding Dividend Period of such series shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period of the effect such forth in clause (ii) of the preceding sentence.

         5. Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

                  (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (i) if at the close of business on any Dividend
Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares, including any outstanding APS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                           (ii) if at any time holders of any other Preferred
Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Such Voting Period shall terminate if (i) the Fund thereafter shall pay, or declare a dividend and deposit cash or securities with the Auction Agent equal to, accumulated dividends payable on outstanding Preferred Shares; or (ii) such voting right to the holders of any other Preferred Shares to elect a majority of the trustees of the Fund shall cease. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

                  (c) (i) As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

                           (ii) For purposes of determining any rights of the
Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                           (iii) The terms of office of all persons who are
Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                           (iv) Simultaneously with the termination of a Voting
Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 5.

                  (d) (i) So long as any of the APS are Outstanding, the Fund shall not, without the affirmative vote of the Holders of the Outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of any series of APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the APS), (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preferences, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                           (ii) The Board of Trustees, without the vote or
consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustees receives written confirmation from Moody's

(such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the APS (provided that, with respect to the Maximum Rate, such amendment or alteration shall not, in any event, cause the Maximum Rate to fall below the Maximum Rate that would have resulted absent such amendment or alteration):

                  APS Basic
                      Maintenance Amount
                  APS Basic
                      Maintenance Cure Date
                  APS Basic
                      Maintenance Report
                  Deposit Securities
                  Discounted Value
                  Dividend Coverage Amount
                  Dividend Coverage Assets
                  Market Value
                  Maximum Potential
                    Additional Dividends
                      Liability
                  Maximum Rate
                  Minimum Liquidity Level
                  Moody's Discount Factor
                  Moody's Eligible Asset
                  Moody's Exposure Period
                  1940 Act Cure Date
                  1940 Act APS
                      Asset Coverage
                  Quarterly Valuation Date
                  Receivables for Municipal
                      Securities Sold
                  S&P Discount Factor
                  S&P Eligible Asset
                  S&P Exposure Period
                  Valuation Date

                  (e) Unless otherwise required by law, the Holders of the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

                  (f) Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

                  (g) Right to Vote with Respect to Certain Other Matters. The affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect an exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interests of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

         6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

                  (b) Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

                  (c) After the payment to the Holders of the APS of the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

                  (d) In the event the assets of the Fund available for distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                  (e) Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

         7. Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         8. 1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

         9. APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS). In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent of less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

                  (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund will also deliver an APS Basic Maintenance Report to Moody's and S&P on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. The Fund will also deliver an APS Basic Maintenance Report to S&P upon its request. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this Section 9 shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

                  (c) Within ten Business Days after a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in the APS Basic Maintenance Report prepared by the Fund on such date (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                  (d) Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to exceed or equal the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

                  (e) If any Accountant's Confirmation delivered pursuant to subparagraph (c) or (d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

                  (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business of such Date of Original Issue. Within five Business Days of such Date of

Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets or Moody's Eligible Assets, as the case may be, reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

         10. Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding share of each series of APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

         11. Restrictions on Certain Distributions. For as long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this
Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of each series of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

         12. Additional Dividends. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or
(iii) the liquidation of the Fund (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the share books of the Fund. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Auction Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Auction Agent.

         13. Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

                  (i) transactions in options on securities, futures contracts or options on futures contracts except as necessary to effect Closing Transactions and except that in connection with Moody's Hedging Transactions:
(A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; (C) the Fund may write put options on securities; (D) the Fund may enter into positions in futures contracts based on the Municipal Index provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the rolling average number of daily traded futures contracts based on the Municipal Index in the 30 calendar days prior to the time of effecting such transaction as reported by The Wall Street Journal or (2) outstanding futures contracts based on the Municipal Index and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on Treasury Bonds) exceeding the fair market value of Moody's Eligible Assets owned by the Fund; (E) the Fund may enter into futures contracts on Treasury Bonds provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P rated AAA by S&P) or (2) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 80% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P); for purposes of the foregoing clauses (D) and (E), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding option written by the Fund; and (F) the Fund may buy call or put options on futures contracts on the Municipal Index or Treasury Bonds, may write put options on such futures contracts (provided, that if the contract would require delivery of a security, that security must be held by the Fund) and may write call options on such futures if it owns the futures contract subject to the option. For so long as the APS are rated by Moody's, the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the open interest with respect to such futures contracts based on the Municipal Index as reported by The Wall Street Journal is less than 5,000. For so long as the APS are rated by Moody's, the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the Month in which such option expires. For so long as the APS are rated by Moody's, the Fund will engage in transactions with respect to futures contracts or options thereon having only the next settlement date or the settlement date immediately thereafter. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires within the Moody's Exposure Period, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or
(2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and
(2) the Discounted Value of the underlying security; (C) if the Fund is a seller under a futures contract, the underlying security will be valued at the lower of
(1) settlement price and (2) the Discounted Value of the underlying security; if a contract matures within the Moody's Exposure Period, the security may be valued at the settlement price; (D) if the Fund is the buyer under a futures contract, the underlying security will be valued at the lower of (1) the settlement price and (2) the Discounted Value of the underlying security; if the contract matures within the Moody's Exposure Period, the security may be valued at its Discounted Value and (E) call or put option contracts which the Fund buys have no value. For so long as APS are rated by Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the

APS Basic Maintenance Amount; (D) for purposes of the APS Basic Maintenance Amount (1) assets in margin accounts are not Moody's Eligible Assets, (2) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract and the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (3) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the Market Value of the underlying futures contract will constitute a liability of the Fund; (E) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (F) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (G) the Fund will not engage in forward contracts; (H) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (I) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                  (ii) incur any indebtedness, without prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the Discounted Value of Moody's Eligible Assets would equal or exceed the APS Basic Maintenance Amount after giving effect to such indebtedness; provided, however, that any such indebtedness shall be repaid within 60 days and will not be extended or renewed; or

                  (iii) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

                  (iv) engage in short sale transactions.

         (b) For so long as any of the APS is Outstanding and S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by S&P to the APS, engage in any one or more of the following transactions:

                  (i) transactions in any reverse repurchase agreements; or

                  (ii) lend portfolio securities; or

                  (iii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the Discounted Value of S&P Eligible Assets would equal or exceed the APS Basic Maintenance Amount after giving effect to such borrowing; or

                  (iv) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation; or

                  (v) engage in repurchase agreement transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States Treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptances and in which the counter-party or its affiliates have unsecured debt rated A-1+ by S&P; or

                  (vi) engage in short sale transactions; or

                  (vii) purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

         14. Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

         15. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         "Accountant's Confirmation" shall have the meaning set forth in paragraph (c) of Section 9 of this Part I.

         "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

         "Anticipation Notes" means the following municipal securities: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

         "Applicable Rate" shall have the meaning specified in subparagraph
(c)(i) of Section 2 of this Part I.

         "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of APS outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS outstanding that follow such Valuation Date (or to the 47th day after such Valuation Date, if such 47th day is earlier than the first following Dividend Payment Date); (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(G) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

         "APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

         "APS Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

         "Auction" shall mean each periodic implementation of the Auction Procedures.

         "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of APS so long as the Applicable Rate for such series is to be based on the results of an Auction.

         "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

         "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period; initially Monday, November 15, 1993, for APS Series A; Tuesday, November 16, 1993 for APS Series B; and each

Monday thereafter for APS Series A and each Tuesday thereafter for APS Series B, subject to change as set forth herein.

         "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

         "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in the City of New York, New York, are authorized by law to close.

         "Closing Transactions" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

         "Commercial Paper Dealers" shall mean Goldman Sachs Money Markets, L.P., Smith Barney Shearson Inc., Lehman Commercial Paper Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

         "Cure Date" shall mean the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         "Date of Original Issue," with respect to any series of APS, shall mean the date on which the Fund initially issued shares of such series of APS.

         "Deposit Securities" shall mean cash and municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of Section 3(a)(iii) of this Part I, such municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

         "Discounted Value" shall mean (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

         "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS and Receivables for Municipal Securities Sold which become due prior to the Dividend Payment Date and interest with respect to municipal securities which is payable to the Fund prior to the Dividend Payment Date.

         "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

         "Dividend Payment Date," with respect to any series of APS, shall mean any date on which dividends on shares of such series of APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

         "Dividend Period," with respect to any series of APS, shall mean the period from and including the Date of Original Issue of such series to but excluding the initial Dividend Payment Date for such series and any period thereafter from and including one Dividend Payment Date for such series to but excluding the next succeeding Dividend Payment Date for such series.

         "Failure to Deposit," with respect to any series of APS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part I.

         "Fund" shall mean Van Kampen Merritt Advantage Municipal Income Trust II, a Massachusetts business trust, which is the issuer of the APS.

         "Holder," with respect to any series of APS, shall mean the registered holder of shares of such series of APS as the same appears on the share books of the Fund.

         "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         "Initial Dividend Period," with respect to any series of APS, shall mean the period from and including the Date of Original Issue thereof to but excluding the initial Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date for such series of APS.

         "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

         "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

         "Marginal Tax Rate" means the marginal regular federal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater.

         "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the Pricing Service using methods which include consideration of yields or prices or municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event that the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids, at least one of which shall be in writing, obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security.

         "Master Purchaser's Letter" has the meaning specified in Section 1 of
Part II hereof.

         "Maximum Potential Additional Dividends Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

         "Minimum Dividend Period" shall mean with respect to APS Series A and APS Series B, any Rate Period consisting of 28 Rate Period Days.

         "Minimum Liquidity Level" shall have meaning set forth in Section 10 of this Part I.

         "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

MOODY'S EXPOSURE PERIOD                    Aa(1)    Aaa(1)     A(1)    BAA(1)     OTHER(2)    VMIG-1(1),(3),(4)    SP-1+(3),(4)
-----------------------                    -----    ------     ----    ------     --------    -----------------    ------------
7 weeks...............................      151%      159%     168%      202%         229%                 136%            148%

8 weeks or less but greater than
seven weeks...........................      154       164      173       205          235                  137             149

9 weeks or less but greater than
eight weeks...........................      158       169      179       209          242                  138             150

----------
1        Moody's rating.

2 California municipal securities not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.

3 California municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.

4 For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

         Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term municipal securities so long as such municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such municipal securities will be 125% as long as such municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and
(ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold.

         "Moody's Eligible Asset" shall mean cash, Receivables for Municipal Securities Sold or a municipal security that (i) pays interest in cash, (ii) is publicly rated

Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated municipal security, such municipal security (excluding any short-term municipal security) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and (iv) is part of an issue of municipal securities of at least $10,000,000. Municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any municipal security backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such municipal security. Municipal securities issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a municipal security shall be deemed to be rated BBB by S&P if rated BBB, BBB- or BBB+ by S&P. For purposes of Minimum Issue Size, Maximum Underlying Obligor and Maximum State or Territory Concentration, Moody's Eligible Assets shall be calculated without including cash and municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, municipal securities which have been called for redemption by the issuer thereof shall be valued at the lower of

Market Value or the call price of such municipal securities. The Discounted Value of municipal securities of territories other than Puerto Rico is limited to no more than 10% of Moody's Eligible Assets.

                  Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(G) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Van Kampen Merritt Investment Advisory Corp., the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

                  "Moody's Exposure Period" shall mean the period commencing on a given Valuation Date and ending 46 days thereafter.

                  "Moody's Hedging Transactions" shall mean transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts.

                  "Moody's Volatility Factor" means 272% (or 302% where notice of a Special Dividend Period of greater than 28 days but less than 50 days has been given but not yet exercised), as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

                                                                    Moody's             Moody's
         % Change in                                               Volatility          Volatility
         Marginal Tax Rate                                           Factor             Factor*
         -----------------                                           ------             ------

         Less than or equal to 5%............................         292%                323%
         Greater than 5% but less than 10%...................         313                 347
         Greater than 10% but less than 15%..................         338                 373
         Greater than 15% but less than 20%..................         364                 402
         Greater than 20% but less than 25%..................         396                 436
         Greater than 25% but less than 30%..................         432                 474
         Greater than 30% but less than 35%..................         472                 518
         Greater than 35% but less than 40%..................         520                 570

* Applicable where a notice of Special Dividend Period of greater than 28 days but less than 50 days has been given but not yet exercised.

                  "Municipal Index" shall mean The Bond Buyer Municipal Bond Index.

                  "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

                  "1940 Act APS Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

                  "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this
Part I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

                  "Non-Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

                  "Notice of Redemption" shall mean any notice with respect to the redemption of the APS pursuant to Section 3 of this Part I.

                  "Optional Redemption Price" shall mean (i) $50,000 per share of APS in the case of a Rate Period less than one year, including any Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

                  "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

                  "Premium Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

                  "Pricing Service" means Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

                  "Projected Dividend Amount" means, with respect to the shares of any series of APS, on any Valuation Date, an amount equal to (i) the number of days, if any, from and after the last day of the then current Rate Period, until 48 calendar days from such Valuation Date, multiplied by (ii) a rate equal to the Maximum Rate for a Minimum Dividend Period multiplied by the larger of
(A) the applicable Moody's Volatility Factor or (B) the applicable S&P Volatility Factor.

                  "Quarterly Valuation Date" shall mean the last Business Day of each calendar quarter, commencing [September 30], 1993.

                  "Rate Period," with respect to any series of APS, shall mean the Initial Dividend Period thereof and any Subsequent Dividend Period, including any Special Dividend Period, for such series.

                  "Rate Period Days," for any Rate Period, if such Rate Period is less than one year, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part I) in such Rate Period.

                  "Receivables for Municipal Securities Sold" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business of such Valuation Date.

                  "Redemption Price" shall mean the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

                  "Reference Rate" is, with respect to any Rate Period of less than one year, the higher of (i) the "AA" Composite Commercial Paper Rate and
(ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate.

                  "Retroactive Taxable Allocation" shall have the meaning set forth in Section 12 hereof.

                  "S&P" shall mean Standard & Poor's Ratings Group and its successors.

                  "S&P Discount Factor" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                                       RATING CATEGORY
                                                           ---------------------------------------
EXPOSURE PERIOD                                            AAA*         AA*        A*         BBB*
---------------                                            ----         ---        ---        ----
40 Business Days.........................................  190%         195%       210%       250%
22 Business Days.........................................  170          175        190        230
10 Business Days.........................................  155          160        175        215
7 Business Days..........................................  150          155        170        210
3 Business Days..........................................  130          135        150        190

----------
* S&P rating.

                  Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term municipal securities will be 115%, so long as such municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's rated short-term municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term municipal securities may comprise no more than 50% of short-term municipal securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term municipal securities.

                  "S&P Eligible Asset" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of APS Basic Maintenance Amount), Receivables for Municipal Securities Sold or a municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated by least A by Moody's (provided that such Moody's-rated municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated municipal security, such municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and (v) is part of an issue of municipal securities with an original issue size of at least $20 million or, if an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "municipal securities" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                  1. Municipal securities of any one issuer or guarantor (excluding bond issuers) shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                  2. Municipal securities guaranteed or insured by any one bond issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

                  3. Municipal securities issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

                  "S&P Exposure Period" shall mean the maximum period of time following a Valuation Date (currently, three Business Days) that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this
Part I).

                  "S&P Hedging Transactions" means futures contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

                  "S&P Volatility Factor" shall mean, for each series of APS,
(i) during the Initial Dividend Period, 277%; and (ii) thereafter, depending on the applicable Reference Rate or Treasury Rate, the following percentages:

           Rate                                                                    Percentage
           -------------------------------------------------------------------     ----------
           Taxable Equivalent of the Short-Term
           Municipal Bond Rate...............................................         277%

           30-day "AA" Composite Commercial Paper Rate.......................         228%

           180-day "AA" Composite Commercial Paper Rate......................         217%

           1-year U.S. Treasury Bill Rate....................................         198%

           2-year U.S. Treasury Note Rate....................................         185%

           3-year U.S. Treasury Note Rate....................................         178%

           4-year U.S. Treasury Note Rate....................................         171%

           5-year U.S. Treasury Note Rate....................................         169%

                  Notwithstanding the foregoing, the S&P Volatility Factor may mean such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

                  "Special Dividend Period," with respect to any series of APS, shall mean any Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

                  "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate for such series, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                  "Subsequent Dividend Period," with respect to any series of APS, shall mean the period from and including the first day following the Initial Dividend Period thereof to but excluding the next Dividend Payment Date which follows a scheduled Auction for such series and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction for such series to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction for such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

                  "Substitute Commercial Paper Dealer" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

                  "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

                  "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (a) the per annum rate expressed on an Interest Equivalent basis equal to the Kenney S&P 30-day High Grade Index or any successor index (the "Kenney Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenney Information Systems Inc. or any successor thereto (provided that the use of such successor will not result in a reduction or withdrawal of the rating of the APS by Moody's, if Moody's is then rating the APS, or by S&P, if S&P is then rating the APS), based on 30-day yield evaluations at par of bonds, the interest on which is excludable for regular federal income tax purposes, of "high grade" component issuers selected by Kenney Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligations bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under section 57(a)(5) of the Internal Revenue Code or successor provisions, for purposes of the AMT, divided by (b)
1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however that if the Kenney Index is not made so available by 8:30 a.m., New York City time, on such date by Kenney Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the per annum rate expressed on an Interest Equivalent basis equal to the most recent Kenney Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the Marginal Tax Rate (expressed as a decimal). For purposes of the foregoing, for so long as the APS are rated by S&P, the Fund will obtain written confirmation from S&P that the appointment of a successor to Kenney Information Systems Inc. would not impair the rating assigned to the APS by S&P.

                  "Treasury Bonds" shall mean United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

                  "Treasury Rate," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period which is one year or less and expressed as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S.

Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                  "U.S. Government Securities Dealer" shall mean Goldman, Sachs & Co., Smith Barney Shearson Inc. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

                  "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

                  "Variation Margin" shall mean, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

                  "Voting Period" shall have the meaning set forth in paragraph
(b) of Section 5 of this Part I.

                                     PART II

                  1. Certain Definitions. Capitalized terms not defined in
Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

                  "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund, one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

                  "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's letter.

                  "Applicable Percentage" for any series of APS on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such series in effect at the close of business on the Business Day next preceding such Auction Date.

              Prevailing Rating                                                   Percentage
              -----------------                                                   ----------
              "aa3"/AA- or higher.....................................               110%
              "a3"/A-.................................................               125%
              "baa3"/BBB-.............................................               150%
              "ba3"/BB-...............................................               200%
              Below "ba3"/BB-.........................................               250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

                  For purposes of this definition, the "prevailing rating" of shares of a series of APS shall be (i) "aa3"/AA- or higher if shares of such series of APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if the shares of such series of APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if the shares of such series of APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if the shares of such series of APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB- or "ba3"/BB-, then Below "ba3"/BB-, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for each series of APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or Smith Barney Shearson Inc. or their successors as Broker-Dealers shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for shares of such series.

                  "Available APS" shall have the meaning specified in paragraph
(a) of Section 4 of this Part II.

                  "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                  "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

                  "Existing Holder" when used with respect to shares of any series of APS, shall mean a Person who has signed a Master Purchaser's Letter and is listed as a beneficial owner of such APS in the records of the Auction Agent.

                  "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  "Master Purchaser's Letter" shall mean a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

                  "Maximum Rate," for any series of APS on any Auction Date, shall mean:

                           (i) in the case of any Auction Date which is not the
Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of such series and (B) the Applicable Percentage on such Auction Date, unless such series has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period of such series after such Special Dividend Period, in which case the higher of:

                                    (A) the dividend rate on shares of such
                  series for the then-ending Rate Period, and

                                    (B) the product of (1) the higher of (x) the
                  "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such series, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (2) the Applicable Percentage on such Auction Date; or

                           (ii) in the case of any Auction Date which is the
Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 Rate Period Days designated by the Fund pursuant to
Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the Reference Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, (2) the Reference Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or greater, and (3) the Reference Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

                  "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  "Outstanding" shall mean, as of any Auction Date with respect to shares of any series of APS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series of APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any shares of such series of APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series of APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

                  "Person" shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                  "Potential Holder," when used with respect to shares of any series of APS, shall mean any Person, including any Existing Holder of shares of such series of APS, (i) who shall have executed a Master Purchaser's Letter and
(ii) who may be interested in acquiring shares of such series of APS (or, in the case of an Existing Holder of shares of such series of APS, additional shares of such series of APS).

                  "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

                  "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

                  "Service" means the Internal Revenue Service of the United States.

                  "Submission Deadline" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                  "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                  "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                  "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                  "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

                  "Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

                  2. Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date:

                  (i) each Existing Holder of shares of any series of APS subject to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:



                                    (A) the number of Outstanding shares, if
             any, of such series of APS held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for such series for the next succeeding Rate Period of such series;

                                    (B) the number of Outstanding shares, if
             any, of such series of APS which such Existing Holder offers to sell if the Applicable Rate for such series for the next succeeding Rate Period of such series shall be less than the rate per annum specified by such Existing Holder; and/or

                                    (C) the number of Outstanding shares, if
             any, of such series of APS held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for such series for the next succeeding Rate Period of such series;

and


                  (ii) one or more Broker-Dealers, using lists of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of such series of APS which each such Potential Holder offers to purchase if the Applicable Rate for such series for the next succeeding Rate Period of such series shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A bid by an Existing Holder of shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (A) the number of Outstanding shares of such series of APS specified in such Bid if the Applicable Rate for such series determined on such Auction Date shall be less than the rate specified therein:

                  (B) such number or a lesser number of Outstanding shares of such series of APS to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such series determined on such Auction Date shall be equal to the rate specified therein; or

                  (C) the number of Outstanding shares of such series of APS specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for such series, or such number or a lesser number of Outstanding shares of such series of APS to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for such series and Sufficient Clearing Bids for such series do not exist.

                  (ii) A Sell Order by an Existing Holder of shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (A) the number of Outstanding shares of such series of APS specified in such Sell Order; or

                  (B) such number or a lesser number of Outstanding shares of such series of APS as set forth in clause (iii) of paragraph (b) of
         Section 5 of this Part II if Sufficient Clearing Bids for such series do not exist.

                  (iii) A Bid by a Potential Holder of shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                  (A) the number of Outstanding shares of such series of APS specified in such Bid if the Applicable Rate for such series determined on such Auction Date shall be higher than the rate specified therein; or

                  (B) such number or a lesser number of Outstanding shares of such series of APS as set forth in clause (v) of paragraph (a) of
         Section 5 of this Part II if the Applicable Rate for such series determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of shares of any series of APS other than whole shares shall be valid.

         3. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of any series of APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order;

                  (ii) the aggregate number of shares of such series of APS that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series of APS:

                  (A) the number of shares, if any, of such series of APS subject to any Hold Order placed by such Existing Holder;

                       (B) the number of shares, if any, of such series of APS subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                       (C) the number of shares, if any, of such series of APS subject to any Sell Order placed by such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series of APS, the rate and number of shares of such series of APS specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding shares of any series of APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of such series of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding shares of any series of APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series of APS shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series of APS held by such Existing Holder, and if the number of shares of such series of APS subject to such Hold Orders exceeds the number of Outstanding shares of such series of APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series of APS held by such Existing Holder;

                  (ii) (A) any Bid for shares of such series of APS shall be considered valid up to and including the excess of the number of Outstanding shares of such series of APS held by such Existing Holder over the number of shares of such series of APS subject to any Hold Orders referred to in clause
(i) above;

                           (B) subject to subclause (A), if more than one Bid
                  for shares of such series of APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of such series of APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series of APS equal to such excess;

                           (C) subject to subclauses (A) and (B), if more than
                  one Bid for shares of such series of APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event, the number, if any, of such
                  Outstanding shares of such series of APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for shares of such series of APS by a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series of APS shall be considered valid up to and including the excess of the number of Outstanding shares of such series of APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

             (e) If more than one Bid for one or more shares of any series of APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

             (f) An Order submitted by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

         4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall for each series of APS for which an Auction is being held determine:

                           (i) the excess of the number of Outstanding shares of
                  such series of APS over the number of Outstanding shares of such series of APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

                           (ii) from the Submitted Orders for such series
                  whether:

                               (A) the number of Outstanding shares of such
series of APS subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for such series exceeds or is equal to the sum of

                                    (B) the number of Outstanding shares of such
                  series of APS subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate for such series; and

                                    (C) the number of Outstanding shares of such
                  series of APS subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series of APS in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for such series); and

                              (iii) if Sufficient Clearing Bids for such
series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for such series) which if:

                                    (A) (I) each such Submitted Bid from
                  Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series of APS that are subject to such Submitted Bids; and

                                    (B) (I) each such Submitted Bid from
                  Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series of APS which, when added to the number of Outstanding shares of such series of APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS of such series.

                              (b) Promptly after the Auction Agent has made the
determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for each series of APS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for each such series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for such series exist, that the Applicable Rate for such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for such series to be determined;

                  (ii) if Sufficient Clearing Bids for such series do not exist (other than because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), that the Applicable Rate for such series for the next succeeding Rate Period, which shall be a Minimum Dividend Period, thereof shall be equal to the Maximum Rate for such series; or

                  (iii) if all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders, that the Applicable Rate for such series for the next succeeding Rate Period thereof shall be equal to the product of (A)
(I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater and (B) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for federal income tax purposes shall be the rate described in the preceding clause (A)(I) or (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

         5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

             (a) If Sufficient Clearing Bids for any series of APS have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series of APS specifying any rate that is higher than the Winning Bid Rate for such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series of APS specifying any rate that is lower than the Winning Bid Rate for such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series of APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series of APS specifying a rate that is equal to the Winning Bid Rate for such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding shares of such series of APS subject to all such Submitted Bids shall be greater than the number of shares of such series of APS ("remaining shares") in the excess of the Available APS of such series over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the APS subject to such Submitted Bid, but only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series of APS specifying a rate that is equal to the Winning Bid Rate for such series shall be accepted but only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of the APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for such series.

             (b) If Sufficient Clearing Bids for any series of APS have not been made (other than because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such series shall be rejected: (i) Existing Holders' Submitted Bids for shares of such series of APS specifying any rate that is equal to or lower than the Maximum Rate for such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series of APS specifying any rate that is equal to or lower than the Maximum Rate for such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series of APS specifying any rate that is higher than the Maximum Rate of such series and the Submitted Sell Orders for shares of such series of APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such

Submitted Bid or Submitted Sell Order to sell the shares of such series of APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of shares of such series of APS subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding shares of any series of APS are subject to Submitted Hold Orders, all Submitted Bids for such series shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS of any series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of such series of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares of such series so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of any series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such series of APS for purchase among Potential Holders so that only whole shares of such series of APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

                  (f) Based on the results of each Auction for a series of APS, the Auction Agent shall determine the aggregate number of shares of such series of APS to be purchased and the aggregate number of shares of such series of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers or shares of such series of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of shares of such series of APS such Broker-Dealer shall receive, as the case may be, shares of such series of APS.

         6. Notification of Allocations. In normal circumstances, whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on the APS, the Fund may notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

7. Miscellaneous.

                  (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to any series of APS prior to the issuance of such series.

                  (b) An Existing Holder may sell, transfer or otherwise dispose of the APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

                  (c) All of the shares of each series of APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

                  (d) Neither the Fund nor any affiliate thereof may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

                  IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of November 4, 1993.


                                                    ----------------------------
                                                    Ronald A. Nyberg
                                                    Vice President and Secretary



State of                   )
                           )   ss
County of                  )


                  Then personally appeared before me Ronald A. Nyberg, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Merritt Advantage Municipal Income Trust II.


                                                     Before me,


                                                     ---------------------------
                                                     Notary Public


My commission expires:
                        -----------------------------

                          ARTICLES OF AMENDMENT TO THE
                         CERTIFICATE OF VOTE OF TRUSTEES
                 ESTABLISHING TWO SERIES OF PREFERRED SHARES OF
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

         Van Kampen Advantage Municipal Income Trust II, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

         FIRST: On October 8, 1998, the Board of Trustees, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I and Section 7 of
Part II of the Certificate of Vote of Trustees Establishing Two Series of Preferred Shares (the "Certificate of Vote") of the Fund, authorized and declared a 2-for-1 split of the preferred shares of beneficial interest of the Fund, par value $.01 per share, liquidation preference $50,000 per share, designated respectively, Auction Preferred Shares, Series A ("APS Series A") and Auction Preferred Shares, Series B ("APS Series B")(collectively the APS Series A and APS Series B are referred to herein as "APS"). The stock split is to be effected by means of a division of each outstanding share of APS into two preferred shares of beneficial interest, par value $.01 per share, liquidation preference $25,000 per share.

         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

         a. The first paragraph of the vote establishing two series of preferred shares of beneficial interest is hereby amended by replacing such paragraph with the following:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of two series of 3,200 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $25,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A") and Auction Preferred Shares, Series B ("APS Series B")(collectively the APS Series A and APS Series B are referred to herein as "APS").

         b. The first two paragraphs under the heading "DESIGNATION" of the Certificate of Vote are hereby amended by replacing such paragraphs with the following:

         APS SERIES A: A series of 1,600 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series A" (hereinafter, "APS Series A"). Each share of APS Series A shall be issued on Wednesday, November 10, 1993; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and include Monday, November 15, 1993) equal to 2.40% per annum; have an Initial Dividend Payment Date of Tuesday, November 16, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series A shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series A shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES B: A series of 1,600 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series B" (hereinafter, "APS Series B"). Each share of APS Series B shall be issued on Wednesday, November 10, 1993; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and include Tuesday, November 16, 1993) equal to 2.40% per annum; have an Initial Dividend Payment Date of Tuesday, November 16, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series B shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series B shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         c. Section 2(c)(ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

         The amount of dividends per share payable on shares of any series of APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the respective Applicable Rate for such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less that one year and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         d. Section 3(a)(i) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

         After the Initial Dividend Period with respect to any series of APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part of any such partial redemption fewer than 500 shares of such series remain outstanding.

         e. Section 5(g) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

         Right to Vote with Respect to Certain Other Matters. If the Fund has more than one series of APS outstanding, the affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect any exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series;
(4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interest of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of each series of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

         f. Section 6(a) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

         Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

         g. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "APS Basic Maintenance Amount" with the following:

         "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to

(but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date (or to the 47th day after such Valuation Date, if such 47th day is earlier than the first following Dividend Payment Date); (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(G) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

         h. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "Mandatory Redemption Price" with the following:

         "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

         i. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "Optional Redemption Price" with the following:

         "Optional Redemption Price" shall mean (i) $25,000 per share of APS in the case of a Rate Period less than one year, including any Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

         j. Section 15 of Part I of the Certificate of Vote is hereby amended to replace the definition of "Specific Redemption Provisions" with the following:

                  "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund, and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation within the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if, on the date of determination of the Applicable Rate for such series, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                CHANGING THE TIMING OF CERTAIN REPORTS TO RATING
                                    AGENCIES

         Van Kampen Advantage Municipal Income Trust II, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

         FIRST: On September 25, 2003, the Board of Trustees of the Fund, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized an amendment to the Certificate of Vote to change the timing of filing certain reports with rating agencies from quarterly to annually and to make conforming changes to the Certificate of Vote.

         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I of the Certificate of Vote of the Fund, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

         A. Section 5 (d) (ii) of Part I of the Certificate of Vote is hereby amended to replace the term "Quarterly Valuation Date" with the term "Annual Valuation Date."

         B. The second and third sentences of Section 9(b) of Part I of the Certificate of Vote are hereby amended to replace such sentences with the following:

                  The Fund shall also deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the last Valuation Date of each month on or before the third Business Day after such day. The Fund shall also deliver to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the
                  APS) an APS Basic Maintenance Report whenever (i) the Fund shall have redeemed APS or Common Shares, (ii) the Fund shall fail to have S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 105% of the APS Basic Maintenance Amount, or (iii) whenever requested by Moody's or S&P, in each case on or before the third Business Day after such day.

         C. Section 9 (c) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that, in such Report, the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Annual Valuation Date, S&P Eligible Assets (if S&P is then rating the
                  APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

         D. The final clause of Section 13 (a) (i) of Part I of the Certificate of Vote, which read "there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or" is hereby amended to replace such clause with the following:

                  there shall be an annual audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

         E. The defined term "APS Basic Maintenance Report" in Section 15 of Part I of the Certificate of Vote is hereby amended to replace such definition with the following:

                  "APS Basic Maintenance Report" shall mean a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the APS Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

         F.       The defined term "Quarterly Valuation Date" in Section 15 of
                  Part I of the Certificate of Vote is hereby amended to replace such definition with the following:

                  "Annual Valuation Date" shall mean the last Business Day of each fiscal year of the Fund.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of March 8, 2004.


                                           /s/ A. Thomas Smith III
                                      -------------------------------
                                      A. Thomas Smith III
                                      Vice President and Secretary

State of New York          )
                           )    ss
County of New York         )


         Then personally appeared before me A. Thomas Smith III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Advantage Municipal Income Trust II.


                                      Before me,


                                           /s/ Rosemarie Costagliola
                                      -------------------------------
                                      Notary Public


My commission expires:    Nov. 9, 2006
                      -------------------

                                   APPENDIX C

                       PROXY VOTING POLICY AND PROCEDURES

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

IV.      POLICY STATEMENT

         Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients apply to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policies and procedures and general guidelines in this section will be reviewed and updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

         Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Boards of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

         Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS and IRRC recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS and IRRC recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

         Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

III.     GENERAL PROXY VOTING GUIDELINES

         To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

VI.      GUIDELINES

         A.   MANAGEMENT PROPOSALS

              1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

                  o     Selection or ratification of auditors.

                  o Approval of financial statements, director and auditor reports.

                  o     General updating/corrective amendments to the chatter.

                  o     Approval of the payment of a dividend.

                  o Proposals to limit Directors' liability and/or broaden indemnification of Directors.

                  o Proposals requiring that a certain percentage (up to 66%) of the company's Board members be independent Directors.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

                  o     Proposals to eliminate cumulative voting.

                  o     Proposals to eliminate preemptive rights.

                  o Proposals for confidential voting and independent tabulation of voting results.

                  o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

              2. Election of Directors. In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review
                  Committee, a withhold vote will be made where:

                        (i) A nominee has, or any time during the previous three years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

              3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

                  CAPITALIZATION CHANGES

                  o Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

                  o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if. (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  o     Proposals for share repurchase plans.

                  o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  o     Proposals to effect stock splits.

                  o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  COMPENSATION

                  o Proposals relating to Director fees, provided the amounts are not excessive relative to outer companies in the country or industry.

                  o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  o Proposals for the establishment of Employee Stock Option Plans and other employee ownership plans.

                  ANTI-TAKEOVER MATTERS

                  o Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  o Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

              4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

                  o Proposals to establish cumulative voting rights in the election of directors.

                  o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super-voting rights.

                  o     Proposals to create "blank check" preferred stock.

                  o Proposals relating to changes in capitalization by 100% or more.

                  o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                  o Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

                  o     Proposals to indemnify auditors.

              5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

                  CORPORATE TRANSACTIONS

                  o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSM internal company-specific knowledge.

                  o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  o Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  o Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                        (i) Whether the stock option plan is incentive based;

                        (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                        (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  ANTI-TAKEOVER PROVISIONS

                  o Proposals requiring shareholder ratification of poison pills.

                  o Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

         B.   SHAREHOLDER PROPOSALS

              1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

                  o Proposals requiring auditors to attend the annual meeting of shareholders.

                  o Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

                  o     Proposals requiring confidential voting.

                  o Proposals to reduce or eliminate of supermajority voting requirements.

                  o Proposals requiring shareholder approval for shareholder rights plan or poison pill.

                  o Proposals to require the company to expense stock options.

              2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  o     Proposals that limit tenure of directors.

                  o     Proposals to limit golden parachutes.

                  o Proposals requiring directors to own large amounts of stock to be eligible for election.

                  o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  o Proposals that limit retirement benefits or executive compensation.

                  o Proposals requiring shareholder approval for bylaw or charter amendments.

                  o Proposals requiring shareholder approval of executive compensation.

                  o Proposals requiring shareholder approval of golden parachutes.

                  o Proposals to eliminate certain anti-takeover related provisions.

                  o     Proposals to prohibit payment of greenmail.

              3. The following shareholder proposals will not be supported, unless otherwise determined by the Proxy Review Committee.

                  o Proposals to declassify the Board of Directors (if management supports a classified board).

                  o Proposals requiring a U.S. company to have a separate Chairman and CEO.

                  o Proposals requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  o Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  o Proposals that require inappropriate endorsements or corporate actions.

VII.     ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

         A.   PROXY REVIEW COMMITTEE

              1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and the research as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

         B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

              1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

              2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

         C.  PROXY VOTING REPORTS

              1. MSIM will promptly provide a copy of these Policy and Procedures to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

              2. MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                   APPENDIX D

          ANNUAL REPORT OF THE ACQUIRING FUND, DATED OCTOBER 31, 2004

Item 1. Report to Shareholders.

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Advantage Municipal Income Trust II performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

ADVANTAGE MUNICIPAL INCOME TRUST II
SYMBOL: VKI
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (8/27/93)         6.56%          6.40%

10-year                           9.03          10.99

5-year                            9.86          12.82

1-year                            8.14          13.05
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Advantage Municipal Income Trust II is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the "Fed") caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On both an NAV basis and a market price basis, the trust outperformed its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

One of our primary strategies in managing the trust was to configure its interest-rate profile for a rising interest-rate environment. We did this primarily by maintaining its duration (a measure of interest-rate sensitivity) at a level lower than that of its benchmark. We also de-emphasized securities with maturities in the range of five-to-10 years given what appeared to be unattractive total-return prospects. Instead, we emphasized securities in the 15-to 20-year part of the yield curve. We believe many of the securities we purchased offered a compelling combination of premium-coupon income and the moderate interest-rate sensitivity of bonds with shorter maturities. While the duration strategy provided mixed results, the portfolio's positioning along the maturity spectrum boosted performance for the period.

In keeping with our long-term approach, we continued to engage in relative-value trading in order to take advantage of pockets of opportunity in the market. This approach generally entails buying securities that are undervalued relative to what our analysis indicates to be their total-return potential, and

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

--------------------------------------------------------------
        BASED ON       BASED ON       LEHMAN BROTHERS
          NAV        MARKET PRICE   MUNICIPAL BOND INDEX

         8.14%          13.05%             6.03%
--------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

selling them when they reach that potential in order to reinvest the assets into more promising opportunities. We took advantage of the late spring/early summer spike in yields to purchase long bonds, which we later sold during a period of strong demand from individual investors. We also selectively purchased A and BBB rated securities, some of which we subsequently sold at a profit thanks to investors' demand for yield-oriented securities.

We remained focused on controlling the trust's risk profile through attention to credit quality and diversification. By the end of the 12-month period, more than 82 percent of the trust's total investments was invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal-bond market. Its three largest sector exposures were health care, public education, and transportation.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              76.4%
AA/Aa                                                                 6.4
A/A                                                                   5.2
BBB/Baa                                                              10.2
BB/Ba                                                                 0.5
Non-Rated                                                             1.3

TOP 5 SECTORS AS OF 10/31/04
Health Care                                                          15.2%
Public Education                                                     15.0
Transportation                                                       10.9
General Purpose                                                       9.3
Industrial Revenue                                                    9.0

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
California                                                           12.3%
Texas                                                                10.6
New York                                                              9.0
Arizona                                                               7.1
Michigan                                                              6.3
Ohio                                                                  5.1
Illinois                                                              4.8
Florida                                                               4.3
Georgia                                                               4.2
Puerto Rico                                                           3.8
Missouri                                                              3.2
Colorado                                                              2.6
Oklahoma                                                              2.5
Mississippi                                                           2.0
Alabama                                                               2.0
New Jersey                                                            1.9
Louisiana                                                             1.9
New Hampshire                                                         1.8
Nevada                                                                1.6
Tennessee                                                             1.4
Wisconsin                                                             1.4
Oregon                                                                1.2
Massachusetts                                                         1.2
Connecticut                                                           1.1
Pennsylvania                                                          1.0
Virginia                                                              0.9
North Carolina                                                        0.9
New Mexico                                                            0.8
Indiana                                                               0.8
Washington                                                            0.7
South Dakota                                                          0.5
Maryland                                                              0.5

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
Minnesota                                                             0.5
Idaho                                                                 0.1
                                                                    -----
Total Investments                                                   100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  162.6%
          ALABAMA  3.2%
$3,640    University Southern AL Univ Rev Cap Impt & Rfdg
          (FGIC Insd)...................................... 5.000%   03/15/21   $  3,903,027
                                                                                ------------

          ARIZONA  11.6%
 5,755    Arizona Sch Fac Brd Ctf Part Ser A (MBIA Insd)... 5.250    09/01/17      6,357,146
 3,000    Arizona St Transn Brd Hwy Rev Ser B.............. 5.250    07/01/19      3,318,750
 2,000    Phoenix, AZ Civic Impt Corp Arpt Rev Jr Lien
          (AMT) (FGIC Insd)................................ 5.375    07/01/29      2,034,140
   910    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)...... 7.250    07/15/10        961,233
 1,300    Tempe, AZ Excise Tax Rev Rfdg.................... 5.250    07/01/18      1,434,550
                                                                                ------------
                                                                                  14,105,819
                                                                                ------------
          CALIFORNIA  20.0%
 6,000    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Pub
          Impt Proj Ser C (FSA Insd).......................   *      09/01/19      3,026,700
 5,000    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Pub
          Impt Proj Ser C (FSA Insd).......................   *      09/01/32      1,127,600
 1,000    California St (AMBAC Insd)....................... 5.125    10/01/27      1,042,570
 2,800    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)............................................ 5.500    05/01/16      3,198,384
 2,000    California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC Insd)... 5.000    12/01/19      2,209,300
 2,500    California St Pub Wks Brd Lease Rev Dept of
          Mental Hlth Coalinga Ser A....................... 5.000    06/01/24      2,589,475
 3,950    Los Angeles, CA Dept Wtr & Pwr Ser A (FGIC
          Insd)............................................ 5.125    07/01/40      4,052,977
13,880    San Joaquin Hills, CA Transn Corridor Agy Toll Rd
          Rev Cap Apprec Ser A Rfdg (MBIA Insd)............   *      01/15/28      4,098,486
 2,720    Washington, CA Uni Sch Dist Yolo Cnty Election
          2004 Ser A (FGIC Insd) (d)....................... 5.250    08/01/19      3,003,778
                                                                                ------------
                                                                                  24,349,270
                                                                                ------------
          COLORADO  4.2%
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj (Prerefunded @ 08/31/05).................... 7.000    08/31/26      1,072,730
 5,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj Ser C (Prerefunded @ 08/31/05)..............   *      08/31/26      1,027,700
 1,475    Colorado Ed & Cultural Fac Auth Rev Charter Sch
          Proj Impt & Rfdg (XLCA Insd)..................... 5.250    08/15/19      1,613,724
 1,000    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth................................... 6.500    11/15/31      1,099,240

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$  165    Colorado Hsg Fin Auth Single Family Pgm Sr Ser A2
          (AMT)............................................ 7.250%   05/01/27   $    168,437
   109    Colorado Hsg Fin Auth Single Family Pgm Sr Ser B1
          (AMT)............................................ 7.650    11/01/26        109,555
                                                                                ------------
                                                                                   5,091,386
                                                                                ------------
          CONNECTICUT  1.8%
 1,010    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144-A Private Placement (a)................... 6.400    09/01/11      1,080,336
   990    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144-A Private Placement (Prerefunded @
          09/01/07) (a).................................... 6.400    09/01/11      1,102,038
                                                                                ------------
                                                                                   2,182,374
                                                                                ------------
          FLORIDA  7.1%
 3,000    Lake Cnty, FL Sch Brd Ctf Part (AMBAC Insd)...... 5.375    07/01/17      3,363,450
 5,000    Ocoee, FL Wtr & Swr Sys Rev Impt & Rfdg (AMBAC
          Insd)............................................ 5.125    10/01/33      5,203,150
                                                                                ------------
                                                                                   8,566,600
                                                                                ------------
          GEORGIA  6.8%
 2,000    Atlanta, GA Wtr & Wastewtr Rev (FSA Insd)........ 5.000    11/01/21      2,154,180
 2,000    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
          North Hill Apts Proj Rfdg (FNMA Collateralized)
          (Variable Rate Coupon)........................... 6.625    01/01/25      2,015,120
 2,000    Georgia St Rd & Twy Auth Rev..................... 5.000    10/01/19      2,180,900
 1,745    Municipal Elec Auth GA Combustion Turbine Proj
          Ser A (MBIA Insd)................................ 5.250    11/01/20      1,900,026
                                                                                ------------
                                                                                   8,250,226
                                                                                ------------
          ILLINOIS  7.8%
 1,710    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA Insd)
          (d)..............................................   *      01/01/29        479,501
 5,400    Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
          B-1 (FGIC Insd)..................................   *      12/01/28      1,519,074
 7,375    Illinois Hlth Fac Auth Rev Swedish Amern Hosp
          Rfdg (AMBAC Insd) (b)............................ 5.375    11/15/13      7,468,515
                                                                                ------------
                                                                                   9,467,090
                                                                                ------------
          INDIANA  1.3%
 1,500    Indiana St Dev Fin Auth Rev Exempt Fac Conv Rfdg
          (AMT)............................................ 5.950    08/01/30      1,536,840
                                                                                ------------

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          LOUISIANA  3.1%
$1,400    Louisiana Pub Fac Auth Rev Hlth Fac Glen
          Retirement Ser A................................. 6.700%   12/01/25   $  1,434,748
 2,000    New Orleans, LA Rfdg (FGIC Insd)................. 5.500    12/01/21      2,348,280
                                                                                ------------
                                                                                   3,783,028
                                                                                ------------
          MARYLAND  0.9%
 1,000    Maryland St Econ Dev Corp Univ MD College Pk
          Proj............................................. 5.625    06/01/35      1,033,220
                                                                                ------------

          MASSACHUSETTS  2.0%
 1,200    Massachusetts Bay Tran Auth MA Gen Tran Sys Ser A
          Rfdg............................................. 6.250    03/01/12      1,430,292
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev Saint Mem
          Med Ctr Ser A.................................... 6.000    10/01/23        953,990
                                                                                ------------
                                                                                   2,384,282
                                                                                ------------
          MICHIGAN  10.3%
 2,000    Detroit, MI Downtown Dev Auth Tax Increment Rev
          Dev Area No. 1 Proj Ser C1 (Prerefunded @
          07/01/06)........................................ 6.250    07/01/25      2,181,740
 2,790    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser C Rfdg
          (MBIA Insd) (d).................................. 5.250    07/01/19      3,057,198
 2,000    Grand Rapids, MI Wtr Supply (FGIC Insd).......... 5.750    01/01/15      2,266,740
 2,075    South Lyon, MI Cmnty Sch Bldg & Site (FGIC
          Insd)............................................ 5.250    05/01/18      2,305,346
 2,285    Taylor, MI Bldg Auth (AMBAC Insd) (d)............ 6.000    03/01/13      2,715,311
                                                                                ------------
                                                                                  12,526,335
                                                                                ------------
          MINNESOTA  0.8%
 1,000    Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Benedictine Hlth Sys Saint Marys................. 5.250    02/15/33      1,014,240
                                                                                ------------

          MISSISSIPPI  3.3%
 3,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev Sys
          Energy Res Inc Proj Rfdg......................... 5.900    05/01/22      3,032,400
   925    Mississippi Home Corp Single Family Rev Mtg Ser C
          (AMT) (GNMA Collateralized)...................... 7.600    06/01/29        973,146
                                                                                ------------
                                                                                   4,005,546
                                                                                ------------
          MISSOURI  5.2%
 2,000    Curators Univ MO Sys Fac Rev Ser B Rfdg (d)...... 5.000    11/01/20      2,155,480
 4,000    Saint Louis, MO Arpt Rev Arpt Dev Pgm Ser A (MBIA
          Insd)............................................ 5.250    07/01/31      4,183,920
                                                                                ------------
                                                                                   6,339,400
                                                                                ------------
          NEVADA  2.5%
 3,000    Clark Cnty, NV Indl Dev Rev Southwest Gas Corp
          Proj Ser A (AMT) (AMBAC Insd).................... 5.250    07/01/34      3,096,000
                                                                                ------------

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW HAMPSHIRE  2.9%
$1,000    New Hampshire Hlth & Ed Fac Auth Rev Derryfield
          Sch.............................................. 7.000%   07/01/30   $  1,001,330
 1,400    New Hampshire Hlth & Ed Fac Hlthcare Sys Covenant
          Hlth............................................. 5.500    07/01/34      1,435,238
 1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMT) (AMBAC Insd)......... 6.300    05/01/22      1,103,160
                                                                                ------------
                                                                                   3,539,728
                                                                                ------------
          NEW JERSEY  3.1%
   500    New Jersey Econ Dev Auth Rev Cigarette Tax....... 5.750    06/15/29        513,310
 2,210    New Jersey Econ Dev Auth Wtr Fac Rev NJ American
          Wtr Co Inc Ser B (AMT) (FGIC Insd)............... 5.375    05/01/32      2,295,615
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Cap Hlth Sys
          Oblig Grp Ser A.................................. 5.375    07/01/33      1,015,850
                                                                                ------------
                                                                                   3,824,775
                                                                                ------------
          NEW MEXICO  1.3%
 1,500    Jicarilla, NM Apache Nation Rev Adj Ser A
          (Acquired 10/23/03, Cost $1,514,910) (c)......... 5.000    09/01/18      1,574,220
                                                                                ------------

          NEW YORK  14.2%
 3,000    New York City Ser G (Prerefunded @ 02/01/06)..... 6.000    02/01/11      3,202,170
 5,000    New York City Ser H (MBIA Insd).................. 5.250    03/15/14      5,611,450
 2,175    New York St Med Care Fac Fin Agy Rev NY Downtown
          Hosp Ser A (Prerefunded @ 02/15/05).............. 6.800    02/15/20      2,250,668
 3,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)...... 6.200    08/15/05      3,098,910
 3,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)...... 6.800    08/15/24      3,104,190
                                                                                ------------
                                                                                  17,267,388
                                                                                ------------
          NORTH CAROLINA  1.4%
 1,500    North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser
          D................................................ 6.700    01/01/19      1,694,475
                                                                                ------------

          OHIO  8.4%
 3,000    Cincinnati, OH City Sch Dist Sch Impt (FSA
          Insd)............................................ 5.250    06/01/18      3,334,590
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc Proj... 7.500    01/01/30      1,108,460
 1,000    Dayton, OH Arpt Rev James M Cox Dayton Ser C Rfdg
          (AMT) (Radian Insd).............................. 5.250    12/01/27      1,024,050
 1,165    Marion Cnty, OH Rev Cmnty Hosp Impt & Rfdg....... 6.100    05/15/06      1,215,689

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$3,290    Pickerington, OH Loc Sch Dist Cap Apprec Sch Fac
          Contract (FGIC Insd).............................   *      12/01/11   $  2,569,556
   850    Toledo Lucas Cnty, OH Port Auth Northwest Bd Fd
          Ser A (AMT)...................................... 6.000%   05/15/11        919,811
                                                                                ------------
                                                                                  10,172,156
                                                                                ------------
          OKLAHOMA  4.1%
 1,755    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev (AMBAC
          Insd)............................................ 6.250    11/01/22      2,050,577
 2,785    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Ctr
          Proj Rfdg (Escrowed to Maturity) (Connie Lee
          Insd) (d)........................................ 6.250    06/01/06      2,971,762
                                                                                ------------
                                                                                   5,022,339
                                                                                ------------
          OREGON  2.0%
 2,010    Emerald Peoples Util Dist OR Rfdg (FGIC Insd)
          (d).............................................. 7.350    11/01/09      2,434,793
                                                                                ------------

          PENNSYLVANIA  1.7%
 2,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D (AMT).......................... 7.150    12/01/18      2,048,040
                                                                                ------------

          SOUTH DAKOTA  0.9%
 1,000    South Dakota St Hlth & Ed Fac Auth Rev Childrens
          Care Hosp Rfdg................................... 6.125    11/01/29      1,063,240
                                                                                ------------

          TENNESSEE  2.3%
 1,270    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp First
          Mtg Ser B Impt & Rfdg............................ 8.000    07/01/33      1,510,563
 1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First
          Mtg Mtn St Hlth Ser A Rfdg (MBIA Insd)........... 7.500    07/01/25      1,261,640
                                                                                ------------
                                                                                   2,772,203
                                                                                ------------
          TEXAS  17.3%
   790    Brazos River Auth TX Pollutn Ctl Rev Adj TXU Elec
          Co Proj Ser C Rfdg (AMT) (Variable Rate
          Coupon).......................................... 5.750    05/01/36        857,166
 1,050    Brownsville, TX Util Sys Rev (Escrowed to
          Maturity)........................................ 7.375    01/01/10      1,193,472
 1,515    Cameron Cnty, TX Ctf Oblig (AMBAC Insd) (d)...... 5.750    02/15/16      1,706,814
 3,000    Dallas-Fort Worth, TX Intl Arpt Rev Impt Jt Ser A
          Rfdg (AMT) (FGIC Insd)........................... 5.500    11/01/31      3,139,110
 2,945    Houston, TX Arpt Sys Rev (Escrowed to
          Maturity)........................................ 9.500    07/01/10      3,611,071
 1,000    Mesquite, TX Hlth Fac Dev Corp Retirement Fac
          Christian Care Ctr Ser A......................... 7.625    02/15/28      1,052,370
 3,000    Prosper,TX Indpt Sch Dist (PSFG Insd)............ 5.500    08/15/33      3,202,290
 2,000    San Antonio, TX Elec & Gas Sys Rfdg.............. 5.375    02/01/16      2,236,980
 1,990    Stafford, TX Econ Dev Corp (FGIC Insd) (d)....... 6.000    09/01/19      2,341,951
 1,510    Texas St Wtr Fin Assistance...................... 5.500    08/01/35      1,637,791
                                                                                ------------
                                                                                  20,979,015
                                                                                ------------

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          VIRGINIA  1.5%
$1,595    Richmond, VA Indl Dev Auth Govt Fac Rev Bds
          (AMBAC Insd) (d)................................. 5.000%   07/15/16   $  1,792,956
                                                                                ------------

          WASHINGTON  1.1%
 1,280    Pierce Cnty, WA Sch Dist No. 343 Dieringer Impt &
          Rfdg (FSA Insd).................................. 5.000    12/01/20      1,373,158
                                                                                ------------

          WISCONSIN  2.2%
 2,500    Milwaukee, WI Redev Auth Rev Milwaukee Pub Schs
          (AMBAC Insd)..................................... 5.125    08/01/21      2,682,200
                                                                                ------------

          PUERTO RICO  6.3%
 6,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (FSA Insd).................................. 6.250    07/01/21      7,609,560
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  162.6%
  (Cost $184,591,579)........................................................    197,484,929
SHORT-TERM INVESTMENTS  0.6%
  (Cost $700,000)............................................................        700,000
                                                                                ------------

TOTAL INVESTMENTS  163.2%
  (Cost $185,291,579)........................................................    198,184,929
OTHER ASSETS IN EXCESS OF LIABILITIES  2.7%..................................      3,310,303
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (65.9%)..................    (80,019,067)
                                                                                ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $121,476,165
                                                                                ============

    Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) All or a portion of this security has been physically segregated in connection with open futures contracts.

(c) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. The restricted security comprises 1.3% of net assets applicable to common shares.

(d) The Trust owns 100% of the bond issuance.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

PSFG--Permanent School Fund Guaranty

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $185,291,579).......................  $198,184,929
Cash........................................................        16,680
Receivables:
  Interest..................................................     3,129,626
  Investments Sold..........................................       699,206
Other.......................................................         4,653
                                                              ------------
    Total Assets............................................   202,035,094
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       102,162
  Variation Margin on Futures...............................        94,781
  Income Distributions--Common Shares.......................        17,401
  Other Affiliates..........................................         8,644
Trustees' Deferred Compensation and Retirement Plans........       226,805
Accrued Expenses............................................        90,069
                                                              ------------
    Total Liabilities.......................................       539,862
Preferred Shares (including accrued distributions)..........    80,019,067
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $121,476,165
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($121,476,165 divided by
  8,175,881 shares outstanding).............................  $      14.86
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,175,881 shares issued and
  outstanding)..............................................  $     81,759
Paid in Surplus.............................................   108,295,103
Net Unrealized Appreciation.................................    12,616,236
Accumulated Undistributed Net Investment Income.............     1,376,017
Accumulated Net Realized Loss...............................      (892,950)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $121,476,165
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,200 issued with liquidation preference of
  $25,000 per share)........................................  $ 80,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $201,476,165
                                                              ============

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $10,358,879
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,202,514
Preferred Share Maintenance.................................      232,783
Trustees' Fees and Related Expenses.........................       71,400
Administrative Fee..........................................       58,584
Legal.......................................................       27,265
Custody.....................................................       13,105
Other.......................................................      149,764
                                                              -----------
    Total Expenses..........................................    1,755,415
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,603,464
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,647,995
  Futures...................................................   (1,714,984)
                                                              -----------
Net Realized Loss...........................................      (66,989)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   11,091,817
                                                              -----------
  End of the Period:
    Investments.............................................   12,893,350
    Futures.................................................     (277,114)
                                                              -----------
                                                               12,616,236
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,524,419
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,457,430
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (844,530)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 9,216,364
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE            FOR THE
                                                               YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31, 2004   OCTOBER 31, 2003
                                                            -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $  8,603,464       $  8,782,170
Net Realized Gain/Loss....................................         (66,989)         2,363,476
Net Unrealized Appreciation/Depreciation During the
  Period..................................................       1,524,419         (3,608,434)
Distributions to Preferred Shareholders:
  Net Investment Income...................................        (844,530)          (805,099)
                                                              ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations..............................................       9,216,364          6,732,113
Distributions to Common Shareholders:
  Net Investment Income...................................      (7,846,362)        (8,184,010)
                                                              ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES...................................       1,370,002         (1,451,897)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment............................................         115,004                -0-
                                                              ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES..................................................       1,485,006         (1,451,897)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...................................     119,991,159        121,443,056
                                                              ------------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $1,376,017 and $1,454,435,
  respectively)...........................................    $121,476,165       $119,991,159
                                                              ============       ============

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 14.69    $ 14.87    $ 14.77
                                                              -------    -------    -------
  Net Investment Income.....................................     1.05       1.08       1.10
  Net Realized and Unrealized Gain/Loss.....................      .18       (.16)       .10
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
      Net Investment Income.................................     (.10)      (.10)      (.14)
                                                              -------    -------    -------
Total from Investment Operations............................     1.13        .82       1.06
Distributions Paid to Common Shareholders:
      Net Investment Income.................................     (.96)     (1.00)      (.96)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 14.86    $ 14.69    $ 14.87
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 14.70    $ 13.90    $ 13.98
Total Return (b)............................................   13.05%      6.57%     15.64%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 121.5    $ 120.0    $ 121.4
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.46%      1.48%      1.58%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    7.14%      7.23%      7.55%
Portfolio Turnover..........................................      29%        26%        45%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .88%       .89%       .95%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    6.44%      6.57%      6.59%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    3,200      3,200      3,200
Asset Coverage Per Preferred Share (e)......................  $62,967    $62,499    $62,954
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by .17%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------
      2001       2000       1999       1998       1997       1996       1995
------------------------------------------------------------------------------
     $ 13.46   $  12.92   $  14.72   $  14.17   $  13.51   $  13.31   $  11.93
     -------   --------   --------   --------   --------   --------   --------
        1.12       1.08       1.10       1.10       1.12       1.12       1.15
        1.23        .64      (1.84)       .54        .63        .19       1.45
        (.32)      (.40)      (.32)      (.35)      (.35)      (.35)      (.39)
     -------   --------   --------   --------   --------   --------   --------
        2.03       1.32      (1.06)      1.29       1.40        .96       2.21
        (.72)      (.78)      (.74)      (.74)      (.74)      (.76)      (.83)
     -------   --------   --------   --------   --------   --------   --------
     $ 14.77   $  13.46   $  12.92   $  14.72   $  14.17   $  13.51   $  13.31
     =======   ========   ========   ========   ========   ========   ========

     $ 12.95   $ 11.625   $11.1875   $13.6875   $  12.50   $  11.50   $  11.50
      18.05%     11.15%    -13.37%     15.87%     15.58%      6.82%     25.22%
     $ 120.6   $  109.9   $  105.6   $  120.2   $  115.7   $  110.3   $  108.7
       1.76%      1.88%      1.79%      1.83%      1.88%      1.94%      1.98%
       7.89%      8.35%      7.86%      7.67%      8.16%      8.42%      9.06%
         38%        24%        36%        15%        16%        37%        79%

       1.04%      1.07%      1.06%      1.09%      1.09%      1.12%      1.12%
       5.66%      5.27%      5.60%      5.24%      5.61%      5.77%      6.01%

       3,200      3,200      3,200      1,600      1,600      1,600      1,600
     $62,695   $ 59,345   $ 57,986   $125,139   $122,327   $118,953   $117,963
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on August 27, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an accumulated capital loss carryforward for tax purposes of $1,168,555 of which $552,994 will

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

expire on October 31, 2005, $488,247 will expire on October 31, 2007 and $127,314 will expire on October 31, 2008.

At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $184,869,940
                                                                ============
Gross tax unrealized appreciation...........................    $ 13,361,337
Gross tax unrealized depreciation...........................         (46,348)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 13,314,989
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                2004        2003
Distributions paid from:
  Ordinary income...........................................  $122,420    $119,925
  Long-term capital gain....................................       -0-         -0-
                                                              --------    --------
                                                              $122,420    $119,925
                                                              ========    ========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to excise taxes paid that are not deductible for tax purposes totaling $158 was reclassified from accumulated undistributed net investment income to paid in surplus. Additionally, a permanent difference relating to book to tax accretion differences totaling $8,852 was reclassified to accumulated undistributed net investment income from accumulated net realized loss.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $370,024

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on October 31, 2004.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to ..55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to ..00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $13,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $30,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2004 and October 31, 2003, paid in surplus related to common shares aggregated $108,295,103 and $108,180,334, respectively.

    Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
Beginning Shares........................................     8,168,211           8,168,211
Shares Issued Through Dividend Reinvestment.............         7,670                 -0-
                                                             ---------           ---------
Ending Shares...........................................     8,175,881           8,168,211
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $60,611,728 and $57,114,421, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2004 were as follows:

                                                                CONTRACTS
Outstanding at October 31, 2003.............................        196
Futures Opened..............................................      1,312
Futures Closed..............................................     (1,124)
                                                                 ------
Outstanding at October 31, 2004.............................        384
                                                                 ======

    The futures contracts outstanding as of October 31, 2004, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS
  U.S. Treasury Notes 10-Year Futures December 2004 (Current
    Notional Value of $113,563 per contract)................      69         $ (78,979)
  U.S. Treasury Notes 5-Year Futures December 2004 (Current
    Notional Value of $111,375 per contract)................     315          (198,135)
                                                                 ---         ---------
                                                                 384         $(277,114)
                                                                 ===         =========

6. PREFERRED SHARES

The Trust has outstanding 3,200 Auction Preferred Shares ("APS") in two series of 1,600 shares each. Dividends are cumulative and the dividend rate is generally reset every 7 days for both

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

series through an auction process. The average rate in effect on October 31, 2004 was 1.575%. During the year ended October 31, 2004, the rates ranged from 0.627% to 1.650%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Advantage Municipal Income Trust II

We have audited the accompanying statement of assets and liabilities of Van Kampen Advantage Municipal Income Trust II (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Advantage Municipal Income Trust II as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 98.6% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
J. Miles Branagan..........................................  7,567,790            130,103
Linda Hutton Heagy.........................................  7,572,340            125,553
Mitchell M. Merin..........................................  7,590,366            107,527
Wayne W. Whalen............................................  7,570,499            127,394

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer................................................   3,002                 22

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Richard
F. Powers, III, Hugo F. Sonnenschein and Suzanne H. Woolsey.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1993  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1993  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1993  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                Copyright (C)2004 Van Kampen
                                                Funds Inc. All rights reserved.
                                                Member NASD/SIPC.
                                                VKI ANR 12/04 RN04-02819P-Y10/04

                                   APPENDIX E

         SEMIANNUAL REPORT OF THE ACQUIRING FUND, DATED APRIL 30, 2005

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Advantage Municipal Income Trust II performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

ADVANTAGE MUNICIPAL INCOME TRUST II
SYMBOL: VKI
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (8/27/93)             6.62%         5.62%

10-year                               8.15          8.67

5-year                               10.15         10.70

1-year                               10.70          8.11

6-month                               3.82         -5.40
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Advantage Municipal Income Trust II is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index. On a market basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

----------------------------------------------------------
                                  LEHMAN BROTHERS
      BASED ON     BASED ON          MUNICIPAL
        NAV      MARKET PRICE        BOND INDEX

       3.82%        -5.40%             1.93%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

As part of an ongoing strategy to position the trust for continued increases in short-term interest rates, we trimmed exposure to bonds with maturities in the five- to 15-year range. Our strategy also included adding selectively to the trust's holdings of bonds with longer maturities but moderate interest rate characteristics. Finally, we kept the trust's duration (a measure of overall interest-rate sensitivity) below that of its benchmark.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with 80 percent of its exposure at the end of the period in bonds rated AA or better. We took advantage of some compelling opportunities to add BBB rated securities to the portfolio when our analysts identified securities with attractive structures and yield characteristics. By the end of the period, bonds rated BBB represented 11 percent of the portfolio, an allocation which proved beneficial as the market favored higher-coupon securities.

The trust's portfolio remained well diversified across the major sectors of the municipal bond market, with its top three sectors at the end of the period being transportation, water and sewer, and public education.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/05
AAA/Aaa                                                          75.0%
AA/Aa                                                             5.0
A/A                                                               6.3
BBB/Baa                                                          11.1
BB/Ba                                                             0.5
NR                                                                2.1

TOP 5 SECTORS AS OF 4/30/05
Transportation                                                   14.3%
Water & Sewer                                                    14.2
Public Education                                                 12.7
General Purpose                                                   9.1
Health Care                                                       9.0

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/05
California                                                       14.1%
Texas                                                            10.3
Michigan                                                          6.7
Massachusetts                                                     6.7
Ohio                                                              4.9
Missouri                                                          4.7
New York                                                          4.3
Florida                                                           4.3
Puerto Rico                                                       3.8
Arizona                                                           3.8
Nevada                                                            3.8
Georgia                                                           3.1
New Jersey                                                        3.0
Pennsylvania                                                      2.6
Oklahoma                                                          2.4
Oregon                                                            2.2
Louisiana                                                         1.9
Mississippi                                                       1.9
New Hampshire                                                     1.8
Colorado                                                          1.7
North Carolina                                                    1.7
Washington                                                        1.5
Tennessee                                                         1.4
Wisconsin                                                         1.3
Connecticut                                                       1.1
Illinois                                                          1.1
New Mexico                                                        0.8
Indiana                                                           0.8
Virginia                                                          0.8

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/05
                                       (continued from previous page)
South Dakota                                                      0.5
Alaska                                                            0.5
Maryland                                                          0.5
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  163.4%
          ALASKA  0.9%
$1,000    Alaska St Hsg Fin Corp Gen Hsg Ser A
          (FGIC Insd)..................................... 5.250%   12/01/41   $  1,057,050
                                                                               ------------

          ARIZONA  6.2%
 3,000    Arizona St Transn Brd Hwy Rev Ser B............. 5.250    07/01/19      3,285,480
 2,000    Phoenix, AZ Civic Impt Corp Arpt Rev Jr Lien
          (AMT) (FGIC Insd)............................... 5.375    07/01/29      2,036,700
   765    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)..... 7.250    07/15/10        800,802
 1,300    Tempe, AZ Excise Tax Rev Rfdg................... 5.250    07/01/18      1,433,211
                                                                               ------------
                                                                                  7,556,193
                                                                               ------------
          CALIFORNIA  23.2%
 6,000    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
          Pub Impt Proj Ser C (FSA Insd)..................   *      09/01/19      3,126,540
 5,000    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
          Pub Impt Proj Ser C (FSA Insd)..................   *      09/01/32      1,275,450
 2,095    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Pool Ser A (XLCA Insd).......................... 5.250    09/01/35      2,229,227
 1,000    California St (AMBAC Insd)...................... 5.125    10/01/27      1,047,140
 2,800    California St Dept Wtr Res Pwr Ser A
          (AMBAC Insd).................................... 5.500    05/01/16      3,153,276
 2,000    California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC
          Insd)........................................... 5.000    12/01/19      2,197,020
 2,500    California St Pub Wks Brd Lease Rev Dept of
          Mental Hlth Coalinga Ser A...................... 5.000    06/01/24      2,616,050
 1,000    California Statewide Cmntys Dev Auth Rev
          Daughters of Charity Hlth Ser A................. 5.250    07/01/35      1,031,590
 3,950    Los Angeles, CA Dept Wtr & Pwr Ser A
          (FGIC Insd)..................................... 5.125    07/01/40      4,100,653
13,880    San Joaquin Hills, CA Transn Corridor Agy Toll
          Rd Rev Cap Apprec Ser A Rfdg (MBIA Insd)........   *      01/15/28      4,511,555
 2,720    Washington, CA Uni Sch Dist Yolo Cnty Election
          2004 Ser A (FGIC Insd) (a)...................... 5.250    08/01/19      3,013,325
                                                                               ------------
                                                                                 28,301,826
                                                                               ------------
          COLORADO  2.8%
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj (Prerefunded @ 08/31/05)................... 7.000    08/31/26      1,044,660
 5,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj Ser C (Prerefunded @ 08/31/05).............   *      08/31/26      1,034,300
 1,000    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth.................................. 6.500    11/15/31      1,103,950
   120    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser A2 (AMT).................................... 7.250    05/01/27        122,235

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$   94    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser B1 (AMT).................................... 7.650%   11/01/26   $     95,902
                                                                               ------------
                                                                                  3,401,047
                                                                               ------------
          CONNECTICUT  1.7%
 1,010    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A--Private Placement (b).................. 6.400    09/01/11      1,065,227
   990    Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A--Private Placement (Prerefunded @
          09/01/07) (b)................................... 6.400    09/01/11      1,067,062
                                                                               ------------
                                                                                  2,132,289
                                                                               ------------
          FLORIDA  7.0%
 3,000    Lake Cnty, FL Sch Brd Ctf Part (AMBAC Insd)..... 5.375    07/01/17      3,304,920
 5,000    Ocoee, FL Wtr & Swr Sys Rev Impt & Rfdg (AMBAC
          Insd)........................................... 5.125    10/01/33      5,286,900
                                                                               ------------
                                                                                  8,591,820
                                                                               ------------
          GEORGIA  5.1%
 2,000    Atlanta, GA Wtr & Wastewtr Rev (FSA Insd)....... 5.000    11/01/21      2,141,660
 2,000    Georgia St Rd & Twy Auth Rev.................... 5.000    10/01/19      2,170,180
 1,745    Municipal Elec Auth GA Combustion Turbine Proj
          Ser A (MBIA Insd)............................... 5.250    11/01/20      1,900,567
                                                                               ------------
                                                                                  6,212,407
                                                                               ------------
          ILLINOIS  1.8%
 1,710    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
          Insd) (a).......................................   *      01/01/29        519,105
 5,400    Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
          B-1 (FGIC Insd).................................   *      12/01/28      1,662,552
                                                                               ------------
                                                                                  2,181,657
                                                                               ------------
          INDIANA  1.3%
 1,500    Indiana St Dev Fin Auth Rev Exempt Fac Conv
          Rfdg (AMT)...................................... 5.950    08/01/30      1,544,160
                                                                               ------------

          LOUISIANA  3.1%
 1,400    Louisiana Pub Fac Auth Rev Hlth Fac Glen
          Retirement Ser A................................ 6.700    12/01/25      1,442,924
 2,000    New Orleans, LA Rfdg (FGIC Insd)................ 5.500    12/01/21      2,341,140
                                                                               ------------
                                                                                  3,784,064
                                                                               ------------
          MARYLAND  0.9%
 1,000    Maryland St Econ Dev Corp Univ MD College Pk
          Proj............................................ 5.625    06/01/35      1,037,010
                                                                               ------------

          MASSACHUSETTS  11.0%
 1,200    Massachusetts Bay Tran Auth MA Gen Tran Sys Ser
          A Rfdg.......................................... 6.250    03/01/12      1,400,844
 3,500    Massachusetts Bay Tran Auth MA Sales Tax Rev Ser
          A............................................... 5.000    07/01/35      3,608,220

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$1,000    Massachusetts St Hlth & Ed Fac Auth Rev Saint
          Mem Med Ctr Ser A............................... 6.000%   10/01/23   $  1,004,060
 7,050    Massachusetts St Wtr Res Auth Gen Ser J (FSA
          Insd)........................................... 5.000    08/01/32      7,341,377
                                                                               ------------
                                                                                 13,354,501
                                                                               ------------
          MICHIGAN  11.0%
 2,000    Detroit, MI Downtown Dev Auth Tax Increment Rev
          Dev Area No. 1 Proj Ser C1 (Prerefunded @
          07/01/06)....................................... 6.250    07/01/25      2,119,200
 2,790    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser C
          Rfdg (MBIA Insd) (a)............................ 5.250    07/01/19      3,067,661
 2,000    Grand Rapids, MI Wtr Supply (FGIC Insd)......... 5.750    01/01/15      2,233,400
 1,000    Kent Hosp Fin Auth MI Rev Metro Hosp Proj Ser
          A............................................... 6.000    07/01/35      1,070,740
 2,075    South Lyon, MI Cmnty Sch Bldg & Site (FGIC
          Insd)........................................... 5.250    05/01/18      2,280,529
 2,285    Taylor, MI Bldg Auth (AMBAC Insd) (a)........... 6.000    03/01/13      2,670,982
                                                                               ------------
                                                                                 13,442,512
                                                                               ------------
          MISSISSIPPI  3.1%
 3,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev Sys
          Energy Res Inc Proj Rfdg........................ 5.900    05/01/22      3,041,520
   725    Mississippi Home Corp Single Family Rev Mtg Ser
          C (AMT) (GNMA Collateralized)................... 7.600    06/01/29        745,764
                                                                               ------------
                                                                                  3,787,284
                                                                               ------------
          MISSOURI  7.8%
 2,000    Curators Univ MO Sys Fac Rev Ser B Rfdg (a)..... 5.000    11/01/20      2,159,760
 3,000    Platte Cnty, MO Neighborhood Impt Parkville Ser
          B (MBIA Insd)................................... 5.000    02/01/25      3,158,370
 4,000    Saint Louis, MO Arpt Rev Arpt Dev Pgm Ser A
          (MBIA Insd)..................................... 5.250    07/01/31      4,222,680
                                                                               ------------
                                                                                  9,540,810
                                                                               ------------
          NEVADA  6.3%
 3,000    Clark Cnty, NV Indl Dev Rev Southwest Gas Corp
          Proj Ser A (AMT) (AMBAC Insd)................... 5.250    07/01/34      3,147,360
 4,375    Las Vegas Vly, NV Wtr Dist Ser B Rfdg (MBIA
          Insd)........................................... 5.000    06/01/27      4,561,856
                                                                               ------------
                                                                                  7,709,216
                                                                               ------------
          NEW HAMPSHIRE  3.0%
 1,000    New Hampshire Hlth & Ed Fac Auth Rev Derryfield
          Sch............................................. 7.000    07/01/30      1,060,170
 1,400    New Hampshire Hlth & Ed Fac Hlthcare Sys
          Covenant Hlth................................... 5.500    07/01/34      1,471,288
 1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMT) (AMBAC Insd)........ 6.300    05/01/22      1,078,830
                                                                               ------------
                                                                                  3,610,288
                                                                               ------------
          NEW JERSEY  4.9%
   500    New Jersey Econ Dev Auth Rev Cigarette Tax...... 5.750    06/15/29        536,460

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$2,210    New Jersey Econ Dev Auth Wtr Fac Rev NJ American
          Wtr Co Inc Ser B (AMT) (FGIC Insd).............. 5.375%   05/01/32   $  2,304,455
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Cap Hlth
          Sys Oblig Grp Ser A............................. 5.375    07/01/33      1,032,280
 2,000    New Jersey St Tpk Auth Tpk Rev Ser C-1 (AMBAC
          Insd)........................................... 5.000    01/01/35      2,074,260
                                                                               ------------
                                                                                  5,947,455
                                                                               ------------
          NEW MEXICO  1.3%
 1,500    Jicarilla, NM Apache Nation Rev Adj Ser A
          (Acquired 10/23/03, Cost $1,514,910) (c)........ 5.000    09/01/18      1,568,820
                                                                               ------------

          NEW YORK  7.1%
 3,000    New York City Ser G (Prerefunded @ 02/01/06)
          (d)............................................. 6.000    02/01/11      3,119,940
 5,000    New York City Ser H (MBIA Insd)................. 5.250    03/15/14      5,520,300
                                                                               ------------
                                                                                  8,640,240
                                                                               ------------
          NORTH CAROLINA  2.8%
 1,500    North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser D........................................... 6.700    01/01/19      1,679,385
 1,650    Raleigh Durham, NC Arpt Auth Rev Ser A (AMBAC
          Insd)........................................... 5.000    05/01/30      1,733,787
                                                                               ------------
                                                                                  3,413,172
                                                                               ------------
          OHIO  8.1%
 3,000    Cincinnati, OH City Sch Dist Sch Impt (FSA
          Insd)........................................... 5.250    06/01/18      3,299,910
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj............................................ 7.500    01/01/30      1,124,720
 1,000    Dayton, OH Arpt Rev James M Cox Dayton Ser C
          Rfdg (AMT) (Radian Insd)........................ 5.250    12/01/27      1,038,100
 1,165    Marion Cnty, OH Rev Cmnty Hosp Impt & Rfdg...... 6.100    05/15/06      1,190,723
 3,070    Pickerington, OH Loc Sch Dist Cap Apprec Sch Fac
          Contract (FGIC Insd)............................   *      12/01/11      2,420,081
   795    Toledo Lucas Cnty, OH Port Auth Northwest Bd Fd
          Ser A (AMT)..................................... 6.000    05/15/11        855,086
                                                                               ------------
                                                                                  9,928,620
                                                                               ------------
          OKLAHOMA  4.0%
 1,755    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev (AMBAC
          Insd)........................................... 6.250    11/01/22      2,001,981
 2,785    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Ctr
          Proj Rfdg (Escrowed to Maturity) (Connie Lee
          Insd) (a)....................................... 6.250    06/01/06      2,887,404
                                                                               ------------
                                                                                  4,889,385
                                                                               ------------
          OREGON  3.7%
 2,010    Emerald Peoples Util Dist OR Rfdg (FGIC Insd)
          (a)............................................. 7.350    11/01/09      2,362,112
 2,060    Multnomah Cnty, OR Sch Dist No 007 Reynolds
          (MBIA Insd) (e)................................. 5.000    06/01/30      2,127,589
                                                                               ------------
                                                                                  4,489,701
                                                                               ------------

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA  4.4%
$2,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D (AMT)......................... 7.150%   12/01/18   $  2,047,800
 2,000    Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth
          Sys Ser A....................................... 6.250    01/15/17      2,258,280
   905    Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth
          Sys Ser A....................................... 6.250    01/15/18      1,019,890
                                                                               ------------
                                                                                  5,325,970
                                                                               ------------
          SOUTH DAKOTA  0.9%
 1,000    South Dakota St Hlth & Ed Fac Auth Rev Childrens
          Care Hosp Rfdg.................................. 6.125    11/01/29      1,079,510
                                                                               ------------

          TENNESSEE  2.3%
 1,270    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          First Mtg Ser B Impt & Rfdg..................... 8.000    07/01/33      1,514,056
 1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn St Hlth Ser A Rfdg (MBIA Insd).... 7.500    07/01/25      1,258,270
                                                                               ------------
                                                                                  2,772,326
                                                                               ------------
          TEXAS  16.9%
   790    Brazos River Auth TX Pollutn Ctl Rev Adj TXU
          Elec Co Proj Ser C Rfdg (AMT)................... 5.750    05/01/36        857,948
   930    Brownsville, TX Util Sys Rev (Escrowed to
          Maturity) (d)................................... 7.375    01/01/10      1,036,029
 1,515    Cameron Cnty, TX Ctf Oblig (AMBAC Insd) (a)..... 5.750    02/15/16      1,672,605
 3,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          Impt & Rfdg (AMT) (FGIC Insd)................... 5.500    11/01/31      3,173,640
 2,945    Houston, TX Arpt Sys Rev (Escrowed to
          Maturity)....................................... 9.500    07/01/10      3,473,451
 1,000    Mesquite, TX Hlth Fac Dev Corp Retirement Fac
          Christian Care Ctr Ser A........................ 7.625    02/15/28      1,048,840
 3,000    Prosper, TX Indpt Sch Dist (PSF Gtd)............ 5.500    08/15/33      3,231,120
 1,445    San Antonio, TX Elec & Gas Rev Sys Rfdg......... 5.375    02/01/16      1,579,385
   555    San Antonio, TX Elec & Gas Rev Sys Rfdg
          (Prerefunded @ 02/01/12)........................ 5.375    02/01/16        617,376
 1,990    Stafford, TX Econ Dev Corp (FGIC Insd) (a)...... 6.000    09/01/19      2,340,439
 1,510    Texas St Wtr Fin Assistance..................... 5.500    08/01/35      1,615,413
                                                                               ------------
                                                                                 20,646,246
                                                                               ------------
          VIRGINIA  1.3%
 1,445    Richmond, VA Indl Dev Auth Govt Fac Rev Bds
          (AMBAC Insd).................................... 5.000    07/15/16      1,594,370
                                                                               ------------

          WASHINGTON  1.1%
 1,280    Pierce Cnty, WA Sch Dist No. 343 Dieringer Impt
          & Rfdg (FSA Insd)............................... 5.000    12/01/20      1,367,731
                                                                               ------------

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          WISCONSIN  2.2%
$2,500    Milwaukee, WI Redev Auth Rev Milwaukee Pub Schs
          (AMBAC Insd).................................... 5.125%   08/01/21   $  2,673,250
                                                                               ------------

          PUERTO RICO  6.2%
 6,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)............................... 6.250    07/01/21      7,616,580
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  163.4%
  (Cost $187,073,819).......................................................    199,197,510
SHORT-TERM INVESTMENT  1.4%
  (Cost $1,670,000).........................................................      1,670,000
                                                                               ------------
TOTAL INVESTMENTS  164.8%
  (Cost $188,743,819).......................................................    200,867,510
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%.................................      1,022,135
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (65.7%).................    (80,025,654)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $121,863,991
                                                                               ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.3% of net assets applicable to common shares.

(d) All or a portion of this security has been physically segregated in connection with open futures contracts.

(e) Security purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Public School Fund

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $188,743,819).......................  $200,867,510
Cash........................................................       141,625
Receivables:
  Interest..................................................     3,053,189
  Investments Sold..........................................     1,192,683
  Variation Margin on Futures...............................       164,250
Other.......................................................         1,525
                                                              ------------
    Total Assets............................................   205,420,782
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,122,568
  Investment Advisory Fee...................................        90,643
  Income Distributions--Common Shares.......................        16,446
  Other Affiliates..........................................         6,730
Trustees' Deferred Compensation and Retirement Plans........       239,193
Accrued Expenses............................................        55,557
                                                              ------------
    Total Liabilities.......................................     3,531,137
Preferred Shares (including accrued distributions)..........    80,025,654
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $121,863,991
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($121,863,991 divided by
  8,175,881 shares outstanding).............................  $      14.91
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,175,881 shares issued and
  outstanding)..............................................  $     81,759
Paid in Surplus.............................................   108,295,103
Net Unrealized Appreciation.................................    11,787,172
Accumulated Undistributed Net Investment Income.............       960,981
Accumulated Net Realized Gain...............................       738,976
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $121,863,991
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,200 issued with liquidation preference of
  $25,000 per share)........................................  $ 80,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $201,863,991
                                                              ============

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,975,293
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      548,862
Preferred Share Maintenance.................................      115,937
Trustees' Fees and Related Expenses.........................       20,718
Legal.......................................................       15,126
Custody.....................................................        9,788
Other.......................................................       73,276
                                                              -----------
    Total Expenses..........................................      783,707
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,191,586
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,030,691
  Futures...................................................      601,235
                                                              -----------
Net Realized Gain...........................................    1,631,926
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,616,236
                                                              -----------
  End of the Period:
    Investments.............................................   12,123,691
    Futures.................................................     (336,519)
                                                              -----------
                                                               11,787,172
                                                              -----------
Net Unrealized Depreciation During the Period...............     (829,064)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   802,862
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (731,515)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 4,262,933
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2005    OCTOBER 31, 2004
                                                           -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $  4,191,586       $  8,603,464
Net Realized Gain/Loss...................................       1,631,926            (66,989)
Net Unrealized Appreciation/Depreciation During the
  Period.................................................        (829,064)         1,524,419
Distributions to Preferred Shareholders:
  Net Investment Income..................................        (731,515)          (844,530)
                                                             ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations.............................................       4,262,933          9,216,364
Distributions to Common Shareholders:
  Net Investment Income..................................      (3,875,107)        (7,846,362)
                                                             ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES..................................         387,826          1,370,002

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................             -0-            115,004
                                                             ------------       ------------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES.................................................         387,826          1,485,006

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................     121,476,165        119,991,159
                                                             ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $960,981 and $1,376,017,
  respectively)..........................................    $121,863,991       $121,476,165
                                                             ============       ============

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     ------------------
                                                               2005        2004       2003
                                                            --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................   $ 14.86      $ 14.69    $ 14.87
                                                             -------      -------    -------
  Net Investment Income...................................       .51         1.05       1.08
  Net Realized and Unrealized Gain/Loss...................       .10          .18       (.16)
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income.................................      (.09)        (.10)      (.10)
                                                             -------      -------    -------
Total from Investment Operations..........................       .52         1.13        .82
Distributions Paid to Common Shareholders:
    Net Investment Income.................................      (.47)        (.96)     (1.00)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD........................   $ 14.91      $ 14.86    $ 14.69
                                                             =======      =======    =======

Common Share Market Price at End of the Period............   $ 13.44      $ 14.70    $ 13.90
Total Return (b)..........................................    -5.40%*      13.05%      6.57%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)....................................   $ 121.9      $ 121.5    $ 120.0
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c).......................................     1.30%        1.46%      1.48%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c).........................     6.97%        7.14%      7.23%
Portfolio Turnover........................................       19%*         29%        26%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)....................................      .79%         .88%       .89%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).........................     5.76%        6.44%      6.57%
SENIOR SECURITIES:
Total Preferred Shares Outstanding........................     3,200        3,200      3,200
Asset Coverage Per Preferred Share (e)....................   $63,091      $62,967    $62,499
Involuntary Liquidating Preference Per Preferred Share....   $25,000      $25,000    $25,000
Average Market Value Per Preferred Share..................   $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by .17%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL HIGHLIGHTS (UNAUDITED) continued


YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------
     2002 (a)    2001      2000       1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------
     $ 14.77    $ 13.46   $ 12.92   $  14.72   $  14.17   $  13.51   $  13.31   $  11.93
     -------    -------   -------   --------   --------   --------   --------   --------
        1.10       1.12      1.08       1.10       1.10       1.12       1.12       1.15
         .10       1.23       .64      (1.84)       .54        .63        .19       1.45
        (.14)      (.32)     (.40)      (.32)      (.35)      (.35)      (.35)      (.39)
     -------    -------   -------   --------   --------   --------   --------   --------
        1.06       2.03      1.32      (1.06)      1.29       1.40        .96       2.21
        (.96)      (.72)     (.78)      (.74)      (.74)      (.74)      (.76)      (.83)
     -------    -------   -------   --------   --------   --------   --------   --------
     $ 14.87    $ 14.77   $ 13.46   $  12.92   $  14.72   $  14.17   $  13.51   $  13.31
     =======    =======   =======   ========   ========   ========   ========   ========

     $ 13.98    $ 12.95   $11.625   $11.1875   $13.6875   $  12.50   $  11.50   $  11.50
      15.64%     18.05%    11.15%    -13.37%     15.87%     15.58%      6.82%     25.22%
     $ 121.4    $ 120.6   $ 109.9   $  105.6   $  120.2   $  115.7   $  110.3   $  108.7
       1.58%      1.76%     1.88%      1.79%      1.83%      1.88%      1.94%      1.98%
       7.55%      7.89%     8.35%      7.86%      7.67%      8.16%      8.42%      9.06%
         45%        38%       24%        36%        15%        16%        37%        79%
        .95%      1.04%     1.07%      1.06%      1.09%      1.09%      1.12%      1.12%
       6.59%      5.66%     5.27%      5.60%      5.24%      5.61%      5.77%      6.01%
       3,200      3,200     3,200      3,200      1,600      1,600      1,600      1,600
     $62,954    $62,695   $59,345   $ 57,986   $125,139   $122,327   $118,953   $117,963
     $25,000    $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on August 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had $2,105,258 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $1,168,555 which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$552,994....................................................  October 31, 2005
 488,247....................................................  October 31, 2007
 127,314....................................................  October 31, 2008

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $188,585,829
                                                              ============
Gross tax unrealized appreciation...........................  $ 12,385,264
Gross tax unrealized depreciation...........................      (103,583)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 12,281,681
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $122,420
  Long-term capital gain....................................       -0-
                                                              --------
                                                              $122,420
                                                              ========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $370,024

    Net realized gains on losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $17,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2005 and October 31, 2004, paid in surplus related to common shares aggregated $108,295,103.

    Transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
Beginning Shares........................................     8,175,881           8,168,211
Shares Issued Through Dividend Reinvestment.............           -0-               7,670
                                                             ---------           ---------
Ending Shares...........................................     8,175,881           8,175,881
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $39,148,692 and $37,822,162, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended April 30, 2005 were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2004.............................      384
Futures Opened..............................................    1,126
Futures Closed..............................................     (853)
                                                                -----
Outstanding at April 30, 2005...............................      657
                                                                =====

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The futures contracts outstanding as of April 30, 2005, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 5-Year Futures June 2005 (Current
    Notional Value of $108,453 per contract)................     657         $(336,519)
                                                                 ===         =========

6. PREFERRED SHARES

The Trust has outstanding 3,200 Auction Preferred Shares ("APS") in two series of 1,600 shares each. Dividends are cumulative and the dividend rate is generally reset every 7 days for both series through an auction process. The average rate in effect on April 30, 2005 was 2.600%. During the six months ended April 30, 2005, the rates ranged from 1.500% to 2.600%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VKI SAR 6/05 RN05-01297P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX F

          ANNUAL REPORT OF VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II,
                             DATED OCTOBER 31, 2004

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Opportunity Trust II performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

MUNICIPAL OPPORTUNITY TRUST II
SYMBOL: VOT
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (6/25/93)         6.83%          5.98%

10-year                           8.95           9.76

5-year                            9.71          11.10

1-year                            8.17           6.12
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Municipal Opportunity Trust II is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the "Fed") caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first ten months of 2004 (the final ten months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace if issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brother Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance of its benchmark, which is unleveraged.

One of our primary strategies in managing the trust was to configure its interest-rate profile for a rising interest-rate environment. We did this primarily by maintaining its duration (a measure of interest-rate sensitivity) at a level lower than that of its benchmark. We also de-emphasized securities with maturities in the range of five to 10 years given what appeared to be unattractive total-return prospects. Instead, we emphasized securities in the 15-to 20-year part of the yield curve. Many of the securities we purchased offered a compelling combination of premium coupon income and the moderate interest-rate sensitivity of bonds with shorter maturities. While the overall duration strategy provided mixed results, the portfolio's positioning along the maturity spectrum boosted performance for the period.

In keeping with our long-term approach, we continued to engage in relative-value trading in order to take advantage of pockets of opportunity in the market. This approach generally entails buying securities that are undervalued relative to what our analysis indicates to be their total-return potential, and

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

---------------------------------------------------------------
        BASED ON       BASED ON        LEHMAN BROTHERS
          NAV        MARKET PRICE   MUNICIPAL BOND INDEX

         8.17%          6.12%               6.03%
---------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

selling them when they reach that potential in order to reinvest the assets into more promising opportunities. We took advantage of the late spring/early summer spike in yields to purchase long bonds which we later sold into strong demand from individual investors. We also selectively purchased A and BBB rated securities, some of which we subsequently sold at a profit thanks to investors' demand for yield-oriented securities.

We remained focused on controlling the trust's risk profile through attention to credit quality and diversification. By the end of the 12-month period, more than 84 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were public education, health care, and general purpose.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              70.5%
AA/Aa                                                                13.9
A/A                                                                   9.2
BBB/Baa                                                               4.5
BB/Ba                                                                 0.3
B/B                                                                   0.5
Non-Rated                                                             1.1
TOP 5 SECTORS AS OF 10/31/04
Public Education                                                     18.4%
Health Care                                                          14.4
General Purpose                                                      14.2
Transportation                                                       11.2
Public Building                                                       7.6
SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
California                                                           13.8%
Illinois                                                             10.1
Colorado                                                              6.1
Indiana                                                               5.7
Texas                                                                 5.6
New York                                                              5.5
Louisiana                                                             4.9
New Jersey                                                            4.7
Missouri                                                              4.7
Arizona                                                               3.7
Puerto Rico                                                           3.5
Mississippi                                                           3.0
Georgia                                                               2.9
South Carolina                                                        2.5
Virginia                                                              2.5
Pennsylvania                                                          2.3
Florida                                                               2.2
Michigan                                                              1.6
Oregon                                                                1.6
Nebraska                                                              1.5
Oklahoma                                                              1.5
Ohio                                                                  1.5
Rhode Island                                                          1.4
                                                 (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
                                           (continued from previous page)
Washington                                                            1.3%
Alabama                                                               1.1
Massachusetts                                                         1.1
West Virginia                                                         0.9
Wisconsin                                                             0.9
Minnesota                                                             0.7
Tennessee                                                             0.6
South Dakota                                                          0.5
Utah                                                                  0.1
                                                                    -----
Total Investments                                                   100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  162.2%
          ALABAMA 1.8%
$1,000    Birmingham Baptist Med Ctr AL Baptist Hlth Sys
          Ser A........................................... 5.875%   11/15/24   $   1,042,280
 1,090    Lee Cnty, AL Sch Wts Ltd Oblig (MBIA Insd)
          (c)............................................. 5.000    02/01/17       1,183,086
 1,000    Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem
          Hosp Ser A...................................... 5.600    11/01/16       1,008,970
                                                                               -------------
                                                                                   3,234,336
                                                                               -------------
          ARIZONA  6.2%
 5,000    Arizona Sch Fac Brd Ctfs Ser B (FGIC Insd)...... 5.250    09/01/18       5,521,950
 2,235    Arizona Tourism & Sports Auth Tax Rev
          Multipurpose Stad Fac Ser A (MBIA Insd)......... 5.375    07/01/21       2,460,780
 2,685    South Campus Group LLC AZ Std Hsg Rev AZ St Univ
          South Campus Proj (MBIA Insd)................... 5.625    09/01/35       2,951,406
                                                                               -------------
                                                                                  10,934,136
                                                                               -------------
          CALIFORNIA  22.8%
 7,195    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
          Sub Pub Impt Proj Ser C (FSA Insd)..............   *      09/01/21       3,213,215
 1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt Proj
          Ser C (FSA Insd)................................ 6.000    09/01/16       1,580,137
 2,000    California St Dept Wtr Res Pwr Ser A............ 6.000    05/01/15       2,341,360
 2,345    California St Dept Wtr Res Pwr Supply Rev Ser A
          (XLCA Insd)..................................... 5.375    05/01/17       2,610,829
 2,500    California St Pub Wks Brd Lease Rev Dept of
          Mental Hlth Coalinga Ser A...................... 5.000    06/01/24       2,589,475
 4,600    California St Pub Wks Brd Lease Rev Var Univ CA
          Proj Ser A Rfdg (a)............................. 5.500    06/01/10       5,167,410
 5,905    California St Pub Wks Brd Lease Rev Var Univ CA
          Proj Ser A Rfdg................................. 5.500    06/01/14       6,704,714
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg (MBIA Insd).........................   *      01/15/18       2,561,200
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev Sr
          Lien Ser A (Prerefunded @ 01/01/07)............. 6.500    01/01/32       2,192,780
 5,000    Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)... 5.250    07/01/20       5,486,550
 2,465    Los Angeles, CA Uni Sch Dist Ser B (FGIC
          Insd)........................................... 5.000    07/01/23       2,589,261
 3,070    Washington, CA Uni Sch Dist Yolo Cnty Ser A
          (FGIC Insd) (c)................................. 5.250    08/01/20       3,371,136
                                                                               -------------
                                                                                  40,408,067
                                                                               -------------
          COLORADO  10.1%
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj (Prerefunded @ 08/31/05)................... 7.000    08/31/26       1,072,730
 7,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj Ser C (Prerefunded @ 08/31/05).............   *      08/31/26       1,541,550
 1,945    Colorado Ed & Cultural Impt Charter Sch Pinnacle
          Rfdg (XLCA Insd)................................ 5.250    06/01/23       2,074,284

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A (Escrowed to Maturity)........ 5.500%   03/01/32   $   1,050,690
 1,250    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth.................................. 6.500    11/15/31       1,374,050
 1,500    Denver, CO City & Cnty Arpt Rev Ser D (AMT)..... 7.750    11/15/13       1,834,635
 3,515    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          (MBIA Insd).....................................   *      09/01/13       2,483,277
 6,160    E-470 Pub Hwy Auth CO Rev Sr Ser A (MBIA
          Insd)........................................... 5.000    09/01/21       6,544,569
                                                                               -------------
                                                                                  17,975,785
                                                                               -------------
          FLORIDA  3.0%
 5,000    Osceola Cnty, FL Trans Rev Osceola Pkwy Proj &
          Rfdg (MBIA Insd)................................ 5.000    04/01/22       5,342,550
                                                                               -------------

          GEORGIA  3.6%
 5,000    Clayton Cnty & Clayton Cnty GA Wtr Auth Wtr &
          Swr Rev (b)..................................... 5.000    05/01/20       5,436,650
 1,000    Richmond Cnty, GA Dev Auth ASU Jaguar Student
          Hsg LLC Ser A................................... 5.250    02/01/35       1,017,600
                                                                               -------------
                                                                                   6,454,250
                                                                               -------------
          ILLINOIS  16.6%
 3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA Insd)....   *      01/01/32         851,212
 3,365    Chicago, IL Cap Apprec (Prerefunded @ 07/01/05)
          (AMBAC Insd)....................................   *      01/01/17       1,600,192
   350    Chicago, IL Single Family Mtg Rev Ser A (AMT)
          (GNMA Collateralized)........................... 7.000    09/01/27         351,459
    55    Chicago, IL Single Family Mtg Rev Ser B (AMT)
          (GNMA Collateralized)........................... 7.625    09/01/27          55,261
 3,345    Cook Cnty, IL Sch Dist No 100 Berwyn South Ser D
          Rfdg (FSA Insd)................................. 5.500    12/01/23       3,712,582
 2,540    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
          Apprec (FGIC Insd) (c)..........................   *      12/01/15       1,588,135
 4,500    Cook Cnty, IL Ser A (FGIC Insd)................. 5.500    11/15/31       4,872,015
 1,000    Illinois Dev Fin Auth Rev Cmnty Rehab Providers
          Fac Ser A....................................... 7.375    07/01/25       1,081,320
 2,500    Illinois Fin Auth Rev Northwestern Mem Hosp Ser
          A............................................... 5.500    08/15/43       2,600,200
 8,000    Illinois St First Ser (FSA Insd)................ 5.250    12/01/19       8,848,560
 3,400    Illinois St First Ser (FSA Insd)................ 5.250    04/01/27       3,585,164
   310    Peoria, Moline & Freeport, IL Coll Mtg Ser A
          (AMT) (GNMA Collateralized)..................... 7.600    04/01/27         310,437
                                                                               -------------
                                                                                  29,456,537
                                                                               -------------

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          INDIANA  9.4%
$2,805    Dekalb Eastn High Sch Bldg Corp Ind First Mtg
          (FSA Insd)...................................... 6.000%   01/15/18   $   3,261,906
 4,000    East Chicago, IN Elementary Sch Bldg Corp First
          Mtg Ser A....................................... 6.250    07/05/08       4,473,200
 3,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
          Hosp Rfdg (FSA Insd)............................ 7.000    08/15/15       3,730,170
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
          (AMT)........................................... 5.950    12/01/29       2,020,840
 2,850    Southwest Parke Cmnty Sch Bldg First Mtg (FGIC
          Insd) (c)....................................... 5.250    07/15/21       3,111,402
                                                                               -------------
                                                                                  16,597,518
                                                                               -------------
          LOUISIANA  8.1%
 2,500    Louisiana Loc Govt Envir Fac Pkg Fac Corp Garage
          Proj Ser A (AMBAC Insd)......................... 5.375    10/01/31       2,675,550
 6,000    New Orleans, LA Rfdg (MBIA Insd)................ 5.125    09/01/21       6,431,700
 2,000    New Orleans, LA Rfdg (FGIC Insd)................ 5.500    12/01/21       2,348,280
 2,800    Saint Charles Parish, LA Solid Waste Disp Rev LA
          Pwr & Lt Co Proj (AMT) (FSA Insd) (a)........... 7.050    04/01/22       2,811,340
                                                                               -------------
                                                                                  14,266,870
                                                                               -------------
          MASSACHUSETTS  1.8%
 2,000    Massachusetts Muni Whsl Elec Co Proj No 6-A
          (MBIA Insd)..................................... 5.250    07/01/16       2,220,060
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev Saint
          Mem Med Ctr Ser A............................... 6.000    10/01/23         953,990
                                                                               -------------
                                                                                   3,174,050
                                                                               -------------
          MICHIGAN  2.7%
 3,000    Detroit, MI City Sch Dist Sch Bldg & Site Impt
          Ser A (FGIC Insd)............................... 5.375    05/01/24       3,248,820
 1,495    Michigan St Hsg Dev Auth Multi-Family Rev Ltd
          Oblig Ser A Rfdg (GNMA Collateralized).......... 6.600    04/01/30       1,533,915
                                                                               -------------
                                                                                   4,782,735
                                                                               -------------
          MINNESOTA  1.1%
 1,900    Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Benedictine Hlth Sys Saint Marys................ 5.250    02/15/33       1,927,056
                                                                               -------------

          MISSISSIPPI  4.9%
 2,000    Mississippi Business Fin Corp MS Pollutn Ctl Rev
          Sys Energy Res Inc Proj Rfdg.................... 5.900    05/01/22       2,021,600
 1,900    Mississippi Dev Bk Spl Oblig Cap Proj & Equip
          Acquisition Ser A2 (AMBAC Insd)................. 5.000    07/01/24       2,045,008
 1,550    Mississippi Dev Bk Spl Oblig Madison Cnty Hosp
          Proj (Prerefunded @ 07/01/09)................... 6.400    07/01/29       1,824,056
 2,595    Mississippi Dev Bk Spl Oblig MS Ltd Oblig Hosp
          Impts (MBIA Insd) (c)........................... 5.250    07/01/32       2,712,450
                                                                               -------------
                                                                                   8,603,114
                                                                               -------------

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MISSOURI  7.8%
$2,000    Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare
          Fac Rev Southeast MO Hosp Assoc................. 5.625%   06/01/27   $   2,038,940
 1,250    Cole Cnty, MO Indl Dev Auth Sr Living Fac Rev
          Lutheran Sr Svcs Heisinger Proj................. 5.500    02/01/35       1,285,950
 1,500    Saint Louis Cnty, MO Mtg Rev Ctf Rcpt Ser H
          (AMT) (Escrowed to Maturity).................... 5.400    07/01/18       1,704,990
 5,855    Saint Louis, MO Arpt Rev Arpt Dev Pgm Ser A
          (MBIA Insd)..................................... 5.250    07/01/31       6,124,213
 2,380    Saint Louis, MO Arpt Rev Cap Impt Pgm Ser A
          (MBIA Insd) (c)................................. 5.375    07/01/19       2,637,492
                                                                               -------------
                                                                                  13,791,585
                                                                               -------------
          NEBRASKA  2.5%
 4,260    University NE Univ Rev Lincoln Student Fees &
          Fac Ser B....................................... 5.000    07/01/23       4,483,565
                                                                               -------------

          NEW JERSEY  7.8%
 1,000    New Jersey Econ Dev Auth Rev Cigarette Tax...... 5.500    06/15/31       1,007,060
 5,000    New Jersey Econ Dev Auth Rev Sch Fac Constr Ser
          I............................................... 5.000    09/01/23       5,241,250
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Gen Hosp
          Ctr at Passaic (Escrowed to Maturity) (FSA
          Insd)........................................... 6.000    07/01/06       1,044,000
 4,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pollutn Ctl Pub Svc Elec & Gas Ser A (AMT) (MBIA
          Insd)........................................... 5.450    02/01/32       4,044,960
 2,500    Secaucus, NJ Muni Util Auth Swr Rev Ser A
          Rfdg............................................ 6.000    12/01/08       2,559,300
                                                                               -------------
                                                                                  13,896,570
                                                                               -------------
          NEW YORK  8.0%
 3,250    New York City Hlth & Hosp Corp Rev Hlth Sys Ser
          A (AMBAC Insd).................................. 5.000    02/15/11       3,595,605
 5,000    New York City Ser A1 (Prerefunded @ 08/01/05)... 6.375    08/01/10       5,223,100
 1,520    New York St Dorm Auth Rev Insd John T Mather Mem
          Hosp (Connie Lee Insd) (c)...................... 6.500    07/01/09       1,768,611
   500    New York St Energy Res & Dev Auth St Service
          Contract Rev Ser B.............................. 5.500    04/01/05         507,470
 3,000    New York City Muni Wtr Fin Auth Wtr & Sew Sys
          Rev Ser A (AMBAC Insd).......................... 5.000    06/15/35       3,084,930
                                                                               -------------
                                                                                  14,179,716
                                                                               -------------
          OHIO  2.4%
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj............................................ 7.500    01/01/30       1,108,460
 1,000    Franklin Cnty, OH Hosp Rev Holy Cross Hlth Sys
          Ser B Rfdg (MBIA Insd).......................... 5.250    06/01/08       1,022,580
 1,040    Lorain Cnty, OH Hosp Rev EMH Regl Med Ctr Rfdg
          (AMBAC Insd).................................... 7.750    11/01/13       1,118,697
   950    Strongsville, OH (Prerefunded @ 12/01/06)....... 6.700    12/01/11       1,060,105
                                                                               -------------
                                                                                   4,309,842
                                                                               -------------

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          OKLAHOMA  2.5%
$1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev (AMBAC
          Insd)........................................... 6.250%   11/01/22   $   1,168,420
 2,960    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Ctr
          Proj Rfdg (Escrowed to Maturity) (Connie Lee
          Insd) (c)....................................... 6.250    06/01/07       3,264,347
                                                                               -------------
                                                                                   4,432,767
                                                                               -------------
          OREGON  2.7%
   820    Oregon St Vets Welfare Ser 76A.................. 6.050    10/01/28         830,972
 3,580    Yamhill Cnty, OR Sch Dist No 029J Newburg (MBIA
          Insd)........................................... 5.250    06/15/21       3,875,207
                                                                               -------------
                                                                                   4,706,179
                                                                               -------------
          PENNSYLVANIA  3.8%
 4,680    Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)....   *      09/01/20       2,259,691
 1,500    Harrisburg, PA Res Gtd Sub Ser D 2 (FSA Insd)... 5.000    12/01/33       1,645,665
 1,500    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D (AMT)......................... 7.050    12/01/10       1,535,355
 1,315    State Pub Sch Bldg Auth PA Sch Rev Burgettstown
          Sch Dist Ser D (Prerefunded @ 02/01/05) (MBIA
          Insd) (c)....................................... 6.450    02/01/10       1,330,885
                                                                               -------------
                                                                                   6,771,596
                                                                               -------------
          RHODE ISLAND  2.4%
 3,975    Rhode Island St Econ Dev Corp Arpt Rev Ser A
          Rfdg (AMT) (FSA Insd)........................... 5.000    07/01/17       4,233,534
                                                                               -------------

          SOUTH CAROLINA  4.1%
 3,115    Greenville, SC Impt & Rfdg (MBIA Insd) (c)...... 5.250    04/01/21       3,382,890
 3,750    South Carolina Jobs Econ Dev Auth Indl Rev Elec
          & Gas Co Proj Ser B (AMT) (AMBAC Insd).......... 5.450    11/01/32       3,942,975
                                                                               -------------
                                                                                   7,325,865
                                                                               -------------
          SOUTH DAKOTA  0.8%
 1,375    Deadwood, SD Ctf Partn (ACA Insd)............... 6.375    11/01/20       1,484,285
                                                                               -------------

          TENNESSEE  0.9%
 1,300    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Ser A Rfdg (MBIA Insd)................ 7.500    07/01/25       1,640,132
                                                                               -------------

          TEXAS  9.2%
 2,335    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd)....... 6.250    09/01/14       2,720,228
 2,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp.......... 5.375    01/01/32       2,031,680
 1,190    Brazos River Auth TX Pollutn Ctl Rev Adj TXU
          Elec Co Proj Ser C Rfdg (AMT)................... 5.750    05/01/36       1,291,174
 5,000    Houston, TX Util Sys Rev Comb First Lien Ser A
          Rfdg (FSA Insd)................................. 5.250    05/15/20       5,498,000
 1,000    Mesquite, TX Hlth Fac Dev Corp Retirement Fac
          Christian Care Ctr Ser A........................ 7.625    02/15/28       1,052,370

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N Jones
          Mem Hosp Proj................................... 7.250%   01/01/31   $   1,450,065
 2,000    Texas St Wtr Fin Assistance..................... 5.500    08/01/35       2,169,260
                                                                               -------------
                                                                                  16,212,777
                                                                               -------------
          UTAH  0.1%
    80    Utah St Hsg Fin Agy Single Family Mtg Sr Issue
          Ser B-2 (AMT) (FHA/VA Gtd)...................... 6.500    07/01/15          80,053
                                                                               -------------

          VIRGINIA  4.1%
 2,000    Fairfax Cnty, VA Ctf Partn...................... 5.300    04/15/23       2,147,960
 1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
          Henrico Cnty Regl Jail Proj (Prerefunded @
          08/01/05)....................................... 6.500    08/01/10       1,582,710
 1,380    Richmond, VA Indl Dev Auth Govt Fac Rev Bonds
          (AMBAC Insd) (c)................................ 5.000    07/15/14       1,544,289
 1,715    Richmond, VA Indl Dev Auth Govt Fac Rev Bonds
          (AMBAC Insd) (c)................................ 5.000    07/15/17       1,921,778
                                                                               -------------
                                                                                   7,196,737
                                                                               -------------
          WASHINGTON  2.2%
   700    Quinault Indian Nation, WA Quinault Beach Ser A
          Rfdg & Impt (ACA Insd).......................... 5.800    12/01/15         752,136
 3,000    Spokane, WA Pub Fac Dist Hotel Motel & Sales Use
          Tax (MBIA Insd)................................. 5.250    09/01/33       3,160,470
                                                                               -------------
                                                                                   3,912,606
                                                                               -------------
          WEST VIRGINIA  1.6%
   500    Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
          Rev West PA Pwr Co Ser C (AMT) (AMBAC Insd)..... 6.750    08/01/24         511,905
 2,215    West Virginia St Wtr Dev Auth Wtr Dev Rev Ln Pgm
          II Ser A (Prerefunded @ 11/01/04) (FSA Insd).... 6.750    11/01/33       2,259,898
                                                                               -------------
                                                                                   2,771,803
                                                                               -------------
          WISCONSIN  1.5%
 2,490    Wisconsin St Hlth & Ed Fac Auth Rev Bellin Mem
          Hosp (AMBAC Insd)............................... 6.625    02/15/08       2,724,135
                                                                               -------------

          PUERTO RICO  5.7%
 8,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)............................... 6.250    07/01/21      10,146,080
                                                                               -------------

TOTAL LONG-TERM INVESTMENTS  162.2%
  (Cost $268,343,129).......................................................     287,456,831

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

DESCRIPTION                                                                            VALUE
------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS  3.0%
  (Cost $5,300,000).............................................................   $   5,300,000
                                                                                   -------------

TOTAL INVESTMENTS  165.2%
  (Cost $273,643,129)...........................................................     292,756,831
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)...................................        (527,461)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (64.9%).....................    (115,027,860)
                                                                                   -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..................................   $ 177,201,510
                                                                                   =============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) Security purchased on a when-issued or delayed delivery basis.

(c) The Trust owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $273,643,129).......................  $292,756,831
Cash........................................................        35,514
Receivables:
  Interest..................................................     4,323,417
  Investments Sold..........................................     1,223,064
Other.......................................................         6,172
                                                              ------------
    Total Assets............................................   298,344,998
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,420,867
  Variation Margin on Futures...............................       159,656
  Investment Advisory Fee...................................       148,097
  Income Distributions--Common Shares.......................        27,481
  Other Affiliates..........................................        13,553
Trustees' Deferred Compensation and Retirement Plans........       245,065
Accrued Expenses............................................       100,909
                                                              ------------
    Total Liabilities.......................................     6,115,628
Preferred Shares (including accrued distributions)..........   115,027,860
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $177,201,510
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($177,201,510 divided by
  11,681,272 shares outstanding)............................  $      15.17
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................  $    116,813
Paid in Surplus.............................................   158,834,539
Net Unrealized Appreciation.................................    18,646,927
Accumulated Undistributed Net Investment Income.............     1,101,236
Accumulated Net Realized Loss...............................    (1,498,005)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $177,201,510
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 4,600 issued with liquidation preference of
  $25,000 per share)........................................  $115,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $292,201,510
                                                              ============

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $14,561,352
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,743,012
Preferred Share Maintenance.................................      351,531
Administrative Fee..........................................       84,934
Trustees' Fees and Related Expenses.........................       81,856
Legal.......................................................       36,980
Custody.....................................................       17,548
Other.......................................................      183,926
                                                              -----------
    Total Expenses..........................................    2,499,787
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,061,565
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,529,460
  Futures...................................................   (2,977,740)
                                                              -----------
Net Realized Loss...........................................   (1,448,280)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   14,892,156
                                                              -----------
  End of the Period:
    Investments.............................................   19,113,702
    Futures.................................................     (466,775)
                                                              -----------
                                                               18,646,927
                                                              -----------
Net Unrealized Appreciation During the Period...............    3,754,771
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,306,491
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,202,014)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $13,166,042
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 12,061,565        $ 12,544,025
Net Realized Gain/Loss..................................      (1,448,280)          3,881,454
Net Unrealized Appreciation/Depreciation During the
  Period................................................       3,754,771          (3,662,840)

Distributions to Preferred Shareholders:
  Net Investment Income.................................      (1,202,014)         (1,144,837)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      13,166,042          11,617,802

Distributions to Common Shareholders:
  Net Investment Income.................................     (11,359,554)        (11,534,733)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       1,806,488              83,069
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     175,395,022         175,311,953
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,101,236 and $1,601,153,
  respectively).........................................    $177,201,510        $175,395,022
                                                            ============        ============

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 15.02    $ 15.01    $ 14.91
                                                              -------    -------    -------
  Net Investment Income.....................................     1.03       1.08       1.09
  Net Realized and Unrealized Gain/Loss.....................      .19        .02        .06
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................     (.10)      (.10)      (.13)
                                                              -------    -------    -------
Total from Investment Operations............................     1.12       1.00       1.02
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.97)      (.99)      (.92)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 15.17    $ 15.02    $ 15.01
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 14.07    $ 14.20    $ 13.80
Total Return (b)............................................    6.12%     10.27%     10.36%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 177.2    $ 175.4    $ 175.3
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.42%      1.44%      1.55%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.87%      7.11%      7.44%
Portfolio Turnover..........................................      21%        35%        44%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .86%       .87%       .93%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    6.19%      6.46%      6.54%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    4,600      4,600      4,600
Asset Coverage Per Preferred Share (e)......................  $63,528    $63,132    $63,114
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of investment income to average net assets applicable to common shares by .03%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return based assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------
      2001       2000       1999       1998       1997       1996       1995
------------------------------------------------------------------------------
     $ 13.77   $  13.28   $  15.08   $  14.51   $  13.88   $  13.72   $  12.20
     -------   --------   --------   --------   --------   --------   --------
        1.10       1.13       1.12       1.12       1.13       1.14       1.15
        1.11        .54      (1.82)       .57        .60        .12       1.55
        (.31)      (.40)      (.32)      (.34)      (.35)      (.35)      (.38)
     -------   --------   --------   --------   --------   --------   --------
        1.90       1.27      (1.02)      1.35       1.38        .91       2.32
        (.76)      (.78)      (.78)      (.78)      (.75)      (.75)      (.80)
     -------   --------   --------   --------   --------   --------   --------
     $ 14.91   $  13.77   $  13.28   $  15.08   $  14.51   $  13.88   $  13.72
     =======   ========   ========   ========   ========   ========   ========

     $ 13.36   $11.8125   $11.5625   $14.0625   $12.6875   $ 11.625   $ 11.375
      20.07%      9.19%    -12.84%     17.23%     16.02%      8.98%     16.07%
     $ 174.2   $  160.8   $  155.1   $  176.1   $  169.5   $  162.1   $  160.2
       1.76%      1.85%      1.79%      1.79%      1.83%      1.90%      1.94%
       7.66%      8.44%      7.68%      7.54%      8.04%      8.31%      8.85%
         45%        22%        25%        13%        23%        37%        58%

       1.04%      1.06%      1.06%      1.08%      1.08%      1.10%      1.10%
       5.48%      5.48%      5.50%      5.20%      5.56%      5.77%      5.88%

       4,600      4,600      4,600      2,300      2,300      2,300      2,300
     $62,863   $ 59,963   $ 58,717   $126,569   $123,694   $120,481   $119,666
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, the Trust had $5,420,867 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an accumulated capital loss carryforward for tax purposes of $1,963,921, of which $197,774 will

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

expire on October 31, 2005, $500,047 will expire on October 31, 2007, $374,118 will expire on October 31, 2008, and $891,982 will expire on October 31, 2012.

    At October 31, 2004 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $273,499,454
                                                                ============
Gross tax unrealized appreciation...........................    $ 19,447,205
Gross tax unrealized depreciation...........................        (189,828)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 19,257,377
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                2004       2003
Distributions paid from:
  Ordinary income...........................................  $132,494    $12,965
  Long-term capital gain....................................       -0-        -0-
                                                              --------    -------
                                                              $132,494    $12,965
                                                              ========    =======

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a portion of the capital loss carryforward expiring in the current year totaling $343,729 was reclassified from accumulated net realized loss to paid in surplus. Additionally, a permanent book and tax differences relating to book to tax accretion differences totaling $86 has been reclassified to accumulated undistributed net investment income from accumulated net realized loss.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $101,509

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses recognized for tax purposes on open futures transactions on October 31, 2004 and the deferral of losses relating to wash sales transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $19,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $36,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $59,246,496 and $58,891,558, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. These

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

contracts are generally used to manage the Trust's effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2004, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2003.............................      423
Futures Opened..............................................    2,255
Futures Closed..............................................   (2,031)
                                                               ------
Outstanding at October 31, 2004.............................      647
                                                               ======

    The futures contracts outstanding as of October 31, 2004 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts:
U.S. Treasury Notes 10--Year Futures December 2004 (Current
  Notional Value of $113,563 per contract)..................     116         $(132,776)
U.S. Treasury Notes 5--Year Futures December 2004 (Current
  Notional Value of $111,375 per contract)..................     531          (333,999)
                                                                 ---         ---------
                                                                 647         $(466,775)
                                                                 ===         =========

5. PREFERRED SHARES

As of October 31, 2004, the Trust has outstanding 4,600 Auction Preferred Shares ("APS") in three series. Series A and B each contain 1,600 shares while Series C contains 1,400 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days through an auction process. The average rate in effect on October 31, 2004 was 1.435%. During the year ended October 31, 2004, the rates ranged from .500% to 1.700%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Municipal Opportunity Trust II

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Opportunity Trust II (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Opportunity Trust II as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 98.9% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
J. Miles Branagan.........................................  10,192,637            107,536
Linda Hutton Heagy........................................  10,197,212            102,961
Mitchell M. Merin.........................................  10,201,007             99,165
Wayne W. Whalen...........................................  10,194,790            105,383

With regards to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer................................................   3,942                 80

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Richard
F. Powers, III, Hugo F. Sonnenschein and Suzanne H. Woolsey.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1993  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1993  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1993  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VOT ANR
                                                 12/04 RN04-02829P-Y10/04

                                   APPENDIX G


        SEMIANNUAL REPORT OF VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II,
                              DATED APRIL 30, 2005

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Opportunity Trust II performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

MUNICIPAL OPPORTUNITY TRUST II
SYMBOL: VOT
------------------------------------------------------------
AVERAGE ANNUAL                        BASED ON      BASED ON
TOTAL RETURNS                           NAV          MARKET

Since Inception (06/25/93)              6.87%         5.54%

10-year                                 8.16          7.93

5-year                                  9.97         10.28

1-year                                 10.87          9.89

6-month                                 3.71         -2.01
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Municipal Opportunity Trust II is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       3.71%        -2.01%             1.93%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

As part of an ongoing strategy to position the trust for continued increases in short-term interest rates, we trimmed exposure to bonds with maturities in the five- to 15-year range. Our strategy also included adding selectively to the trust's holdings of bonds with longer maturities but moderate interest rate characteristics. Finally, we kept the trust's duration (a measure of overall interest-rate sensitivity) below that of its benchmark.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with 84 percent of its exposure at the end of the period in bonds rated AA or better. We took advantage of what we believed were some compelling opportunities to add BBB rated securities to the portfolio when our analysts identified securities with attractive structures and yield characteristics. By the end of the period, bonds rated BBB represented 5 percent of the portfolio, an allocation which proved beneficial as the market favored higher-coupon securities.

The trust's portfolio remained well diversified across the major sectors of the municipal bond market. At the end of the period, the top three sectors in the portfolio were public education, health care and general purpose.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/05
AAA/Aaa                                                          71.7%
AA/Aa                                                            11.9
A/A                                                               8.9
BBB/Baa                                                           5.4
BB/Ba                                                             0.4
B/B                                                               0.5
NR                                                                1.2

TOP 5 SECTORS AS OF 4/30/05
Public Education                                                 17.7%
Health Care                                                      14.4
General Purpose                                                  14.0
Higher Education                                                 11.3
Transportation                                                    9.2

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/05
California                                                       16.4%
Illinois                                                         10.7
Colorado                                                          6.2
Indiana                                                           5.7
Texas                                                             5.6
Louisiana                                                         5.0
Missouri                                                          4.8
New York                                                          4.7
New Jersey                                                        3.9
Arizona                                                           3.8
Puerto Rico                                                       3.5
Mississippi                                                       3.0
South Carolina                                                    2.6
Virginia                                                          2.4
Georgia                                                           2.2
Massachusetts                                                     2.2
Michigan                                                          2.0
Nebraska                                                          1.6
Oregon                                                            1.6
Oklahoma                                                          1.5
West Virginia                                                     1.5
Washington                                                        1.4
Pennsylvania                                                      1.3
Rhode Island                                                      1.3
Alabama                                                           1.1

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/05
                                       (continued from previous page)
Ohio                                                              1.1
Wisconsin                                                         0.9
Tennessee                                                         0.6
Maryland                                                          0.5
South Dakota                                                      0.5
Minnesota                                                         0.4
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON    MATURITY         VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  162.5%
          ALABAMA  1.8%
$1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
          Sys Ser A.................................... 5.875%    11/15/24     $   1,061,820
 1,090    Lee Cnty, AL Sch Wts Ltd Oblig (MBIA Insd)
          (a).......................................... 5.000     02/01/17         1,175,870
 1,000    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A............................... 5.600     11/01/16         1,007,340
                                                                               -------------
                                                                                   3,245,030
                                                                               -------------
          ARIZONA  6.2%
 5,000    Arizona Sch Fac Brd Ctf Ser B (Prerefunded @
          09/01/13) (FGIC Insd)........................ 5.250     09/01/18         5,628,600
 2,235    Arizona Tourism & Sports Auth Tax Rev
          Multipurpose Stad Fac Ser A (MBIA Insd)...... 5.375     07/01/21         2,476,872
 2,685    South Campus Group LLC AZ Std Hsg Rev AZ St
          Univ South Campus Proj (MBIA Insd)........... 5.625     09/01/35         2,975,168
                                                                               -------------
                                                                                  11,080,640
                                                                               -------------
          CALIFORNIA  26.7%
 7,195    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
          Sub Pub Impt Proj Ser C (FSA Insd)...........   *       09/01/21         3,360,569
 1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
          Proj Ser C (FSA Insd)........................ 6.000     09/01/16         1,545,674
 6,750    California Ed Fac Auth Rev Pepperdine Univ
          Ser A Rfdg (FGIC Insd)....................... 5.000     09/01/33         7,055,100
 2,000    California St Dept Wtr Res Pwr Ser A......... 6.000     05/01/15         2,304,420
 2,345    California St Dept Wtr Res Pwr Supply Rev Ser
          A (XLCA Insd)................................ 5.375     05/01/17         2,602,833
 2,500    California St Pub Wks Brd Lease Rev Dept of
          Mental Hlth Coalinga Ser A................... 5.000     06/01/24         2,616,050
 4,600    California St Pub Wks Brd Lease Rev Var Univ
          CA Proj Ser A Rfdg (b)....................... 5.500     06/01/10         5,042,152
 5,905    California St Pub Wks Brd Lease Rev Var Univ
          CA Proj Ser A Rfdg........................... 5.500     06/01/14         6,641,235
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg (MBIA Insd)..................   *       01/15/18         2,629,050
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Sr Lien Ser A (Prerefunded @ 01/01/07)....... 6.500     01/01/32         2,122,500
 5,000    Los Angeles, CA Uni Sch Dist Ser A (FSA
          Insd)........................................ 5.250     07/01/20         5,534,550
 2,465    Los Angeles, CA Uni Sch Dist Ser B (FGIC
          Insd)........................................ 5.000     07/01/23         2,607,748
 3,070    Washington, CA Uni Sch Dist Yolo Cnty Ser A
          (FGIC Insd) (a).............................. 5.250     08/01/20         3,401,069
                                                                               -------------
                                                                                  47,462,950
                                                                               -------------

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON    MATURITY         VALUE
--------------------------------------------------------------------------------------------
          COLORADO  10.1%
$1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj (Prerefunded @ 08/31/05).......... 7.000%    08/31/26     $   1,044,660
 7,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)....   *       08/31/26         1,551,450
 1,945    Colorado Ed & Cultural Impt Charter Sch
          Pinnacle Rfdg (XLCA Insd).................... 5.250     06/01/23         2,081,286
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A (Escrowed to Maturity)..... 5.500     03/01/32         1,116,660
 1,250    Colorado Hlth Fac Auth Rev Hosp Portercare
          Adventist Hlth............................... 6.500     11/15/31         1,379,937
 1,500    Denver, CO City & Cnty Arpt Rev Ser D
          (AMT)........................................ 7.750     11/15/13         1,770,555
 3,515    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          (MBIA Insd)..................................   *       09/01/13         2,511,327
 6,160    E-470 Pub Hwy Auth CO Rev Sr Ser A (MBIA
          Insd)........................................ 5.000     09/01/21         6,439,294
                                                                               -------------
                                                                                  17,895,169
                                                                               -------------
          GEORGIA  3.6%
 5,000    Clayton Cnty & Clayton Cnty GA Wtr Auth Wtr &
          Swr Rev...................................... 5.000     05/01/20         5,415,400
 1,000    Richmond Cnty, GA Dev Auth ASU Jaguar Student
          Hsg LLC Ser A................................ 5.250     02/01/35         1,033,010
                                                                               -------------
                                                                                   6,448,410
                                                                               -------------
          ILLINOIS  17.4%
 3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd)........................................   *       01/01/32           887,512
 3,365    Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd).......................   *       01/01/17         1,612,441
   290    Chicago, IL Single Family Mtg Rev Ser A (AMT)
          (GNMA Collateralized)........................ 7.000     09/01/27           291,177
    40    Chicago, IL Single Family Mtg Rev Ser B (AMT)
          (GNMA Collateralized)........................ 7.625     09/01/27            40,551
 3,345    Cook Cnty, IL Sch Dist No 100 Berwyn South
          Ser D (FSA Insd)............................. 5.500     12/01/23         3,733,321
 2,540    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
          Apprec (FGIC Insd) (a).......................   *       12/01/15         1,608,734
 4,500    Cook Cnty, IL Ser A (FGIC Insd).............. 5.500     11/15/31         4,891,860
 1,000    Illinois Dev Fin Auth Rev Cmnty Rehab
          Providers Fac Ser A.......................... 7.375     07/01/25         1,085,650
 2,500    Illinois Fin Auth Rev Northwestern Mem Hosp
          Ser A........................................ 5.500     08/15/43         2,680,750
 1,325    Illinois Fin Auth Student Hsg Rev MJH Ed
          Assistance IV Sr Ser A....................... 5.125     06/01/35         1,329,425
 8,000    Illinois St First Ser (FSA Insd)............. 5.250     12/01/19         8,766,560

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON    MATURITY         VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$3,400    Illinois St First Ser (FSA Insd)............. 5.250%    04/01/27     $   3,648,710
   275    Peoria, Moline & Freeport, IL Coll Mtg Ser A
          (AMT) (GNMA Collateralized).................. 7.600     04/01/27           279,584
                                                                               -------------
                                                                                  30,856,275
                                                                               -------------
          INDIANA  9.2%
 2,805    Dekalb Eastn High Sch Bldg Corp Ind First Mtg
          (FSA Insd)................................... 6.000     01/15/18         3,198,541
 4,000    East Chicago, IN Elementary Sch Bldg Corp
          First Mtg Ser A.............................. 6.250     07/05/08         4,301,920
 3,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
          Regl Hosp Rfdg (FSA Insd).................... 7.000     08/15/15         3,661,920
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
          (AMT)........................................ 5.950     12/01/29         2,079,180
 2,850    Southwest Parke Cmnty Sch Bldg First Mtg
          (FGIC Insd) (a).............................. 5.250     07/15/21         3,101,883
                                                                               -------------
                                                                                  16,343,444
                                                                               -------------
          LOUISIANA  8.1%
 2,500    Louisiana Loc Govt Environmental Fac Pkg Fac
          Corp Garage Proj Ser A (AMBAC Insd).......... 5.375     10/01/31         2,700,250
 6,000    New Orleans, LA Rfdg (MBIA Insd)............. 5.125     09/01/21         6,456,900
 2,000    New Orleans, LA Rfdg (FGIC Insd)............. 5.500     12/01/21         2,341,140
 2,800    Saint Charles Parish, LA Solid Waste Disp Rev
          LA Pwr & Lt Co Proj (AMT) (FSA Insd) (b)..... 7.050     04/01/22         2,809,464
                                                                               -------------
                                                                                  14,307,754
                                                                               -------------
          MARYLAND  0.8%
 1,325    Maryland St Hlth & Higher Ed Fac Auth Rev
          Civista Med Ctr (Radian Insd)................ 5.000     07/01/37         1,367,214
                                                                               -------------

          MASSACHUSETTS  3.6%
 2,000    Massachusetts Muni Whsl Elec Co Proj No 6-A
          (MBIA Insd).................................. 5.250     07/01/16         2,184,940
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev Saint
          Mem Med Ctr Ser A............................ 6.000     10/01/23         1,004,060
 2,995    Massachusetts St Wtr Pollutn Abatement Tr
          Pool Pgm Bds Ser 10.......................... 5.000     08/01/21         3,223,399
                                                                               -------------
                                                                                   6,412,399
                                                                               -------------
          MICHIGAN  3.3%
 3,000    Detroit, MI City Sch Dist Sch Bldg & Site
          Impt Ser A (FGIC Insd)....................... 5.375     05/01/24         3,319,140
 1,000    Kent Hosp Fin Auth MI Rev Met Hosp Proj Ser
          A............................................ 6.000     07/01/35         1,070,740
 1,495    Michigan St Hsg Dev Auth Multi-Family Rev Ltd
          Oblig Ser A Rfdg (GNMA Collateralized)....... 6.600     04/01/30         1,526,694
                                                                               -------------
                                                                                   5,916,574
                                                                               -------------

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON    MATURITY         VALUE
--------------------------------------------------------------------------------------------
          MINNESOTA  0.6%
$1,065    Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Benedictine Hlth Sys Saint Marys............. 5.250%    02/15/33     $   1,093,212
                                                                               -------------

          MISSISSIPPI  4.9%
 2,000    Mississippi Business Fin Corp MS Pollutn Ctl
          Rev Sys Energy Res Inc Proj Rfdg............. 5.900     05/01/22         2,027,680
 1,900    Mississippi Dev Bk Spl Oblig Cap Proj & Equip
          Acquisition Ser A2 (AMBAC Insd).............. 5.000     07/01/24         2,076,282
 1,550    Mississippi Dev Bk Spl Oblig Madison Cnty
          Hosp Proj (Prerefunded @ 07/01/09)........... 6.400     07/01/29         1,772,968
 2,595    Mississippi Dev Bk Spl Oblig MS Ltd Oblig
          Hosp Impts (MBIA Insd) (a)................... 5.250     07/01/32         2,755,864
                                                                               -------------
                                                                                   8,632,794
                                                                               -------------
          MISSOURI  7.8%
 2,000    Cape Girardeau Cnty, MO Indl Dev Auth
          Hlthcare Fac Rev Southeast MO Hosp Assoc..... 5.625     06/01/27         2,060,620
 1,250    Cole Cnty, MO Indl Dev Auth Sr Living Fac Rev
          Lutheran Sr Svcs Heisinger Proj.............. 5.500     02/01/35         1,298,450
 1,500    Saint Louis Cnty, MO Mtg Rev Ctf Rcpt Ser H
          (AMT) (Escrowed to Maturity)................. 5.400     07/01/18         1,686,270
 5,855    Saint Louis, MO Arpt Rev Arpt Dev Pgm Ser A
          (MBIA Insd).................................. 5.250     07/01/31         6,180,948
 2,380    Saint Louis, MO Arpt Rev Cap Impt Pgm Ser A
          (MBIA Insd) (a).............................. 5.375     07/01/19         2,609,361
                                                                               -------------
                                                                                  13,835,649
                                                                               -------------
          NEBRASKA  2.5%
 4,260    University NE Univ Rev Lincoln Student Fees &
          Fac Ser B.................................... 5.000     07/01/23         4,504,652
                                                                               -------------

          NEW JERSEY  6.4%
 1,000    New Jersey Econ Dev Auth Rev Cigarette Tax... 5.500     06/15/31         1,045,540
 5,000    New Jersey Econ Dev Auth Rev Sch Fac Constr
          Ser I........................................ 5.000     09/01/23         5,266,600
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Gen Hosp
          Ctr at Passaic (Escrowed to Maturity) (FSA
          Insd)........................................ 6.000     07/01/06         1,020,850
 4,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pollutn Ctl Pub Svc Elec & Gas Ser A (AMT)
          (MBIA Insd).................................. 5.450     02/01/32         4,033,320
                                                                               -------------
                                                                                  11,366,310
                                                                               -------------
          NEW YORK  7.6%
 3,250    New York City Hlth & Hosp Corp Rev Hlth Sys
          Ser A (AMBAC Insd)........................... 5.000     02/15/11         3,539,088
 5,000    New York City Ser A1 (Prerefunded @
          08/01/05).................................... 6.375     08/01/10         5,098,700

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON    MATURITY         VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,520    New York St Dorm Auth Rev Insd John T Mather
          Mem Hosp (Connie Lee Insd) (a)............... 6.500%    07/01/09     $   1,714,682
 3,000    New York City Muni Wtr Fin Auth Wtr & Sew Sys
          Rev Ser A (AMBAC Insd)....................... 5.000     06/15/35         3,133,200
                                                                               -------------
                                                                                  13,485,670
                                                                               -------------
          OHIO  1.8%
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj......................................... 7.500     01/01/30         1,124,720
 1,040    Lorain Cnty, OH Hosp Rev EMH Regl Med Ctr
          Rfdg (AMBAC Insd)............................ 7.750     11/01/13         1,085,687
   950    Strongsville, OH (Prerefunded @ 12/01/06).... 6.700     12/01/11         1,025,611
                                                                               -------------
                                                                                   3,236,018
                                                                               -------------
          OKLAHOMA  2.4%
 1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
          (AMBAC Insd)................................. 6.250     11/01/22         1,140,730
 2,960    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
          Ctr Proj Rfdg (Escrowed to Maturity) (Connie
          Lee Insd) (a)................................ 6.250     06/01/07         3,156,070
                                                                               -------------
                                                                                   4,296,800
                                                                               -------------
          OREGON  2.7%
   700    Oregon St Vets Welfare Ser 76A............... 6.050     10/01/28           707,973
 3,580    Yamhill Cnty, OR Sch Dist No 029J Newburg
          (Prerefunded @ 06/15/12) (MBIA Insd)......... 5.250     06/15/21         4,015,221
                                                                               -------------
                                                                                   4,723,194
                                                                               -------------
          PENNSYLVANIA  2.1%
 4,500    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
          Insd)........................................   *       09/01/20         2,213,325
 1,500    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D (AMT).................. 7.050     12/01/10         1,535,205
                                                                               -------------
                                                                                   3,748,530
                                                                               -------------
          RHODE ISLAND  2.1%
 3,475    Rhode Island St Econ Dev Corp Arpt Rev Ser A
          Rfdg (AMT) (FSA Insd)........................ 5.000     07/01/17         3,666,994
                                                                               -------------

          SOUTH CAROLINA  4.2%
 3,115    Greenville, SC Impt & Rfdg (MBIA Insd) (a)... 5.250     04/01/21         3,398,652
 3,750    South Carolina Jobs Econ Dev Auth Indl Rev
          Elec & Gas Co Proj Ser B (AMT) (AMBAC Insd).. 5.450     11/01/32         3,989,025
                                                                               -------------
                                                                                   7,387,677
                                                                               -------------
          SOUTH DAKOTA  0.8%
 1,375    Deadwood, SD Ctf Partn (ACA Insd)............ 6.375     11/01/20         1,477,919
                                                                               -------------

          TENNESSEE  0.9%
 1,300    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Ser A Rfdg (MBIA Insd)............. 7.500     07/01/25         1,635,751
                                                                               -------------

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON    MATURITY         VALUE
--------------------------------------------------------------------------------------------
          TEXAS  9.1%
$2,335    Beaumont, TX Wtrwks & Swr Sys (Prerefunded @
          09/01/10) (FGIC Insd)........................ 6.250%    09/01/14     $   2,655,082
 2,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp....... 5.375     01/01/32         2,049,280
 1,190    Brazos River Auth TX Pollutn Ctl Rev TXU Elec
          Co Proj Ser C Rfdg (AMT)..................... 5.750     05/01/36         1,292,352
 5,000    Houston, TX Util Sys Rev Comb First Lien Ser
          A (FSA Insd)................................. 5.250     05/15/20         5,443,800
 1,000    Mesquite, TX Hlth Fac Dev Corp Retirement Fac
          Christian Care Ctr Ser A..................... 7.625     02/15/28         1,048,840
 1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.......................... 7.250     01/01/31         1,529,580
 2,000    Texas St Wtr Fin Assistance.................. 5.500     08/01/35         2,139,620
                                                                               -------------
                                                                                  16,158,554
                                                                               -------------
          UTAH  0.0%
    50    Utah St Hsg Fin Agy Single Family Mtg Sr
          Issue Ser B-2 (AMT) (FHA/VA Gtd)............. 6.500     07/01/15            50,220
                                                                               -------------

          VIRGINIA  3.9%
 2,000    Fairfax Cnty, VA Ctf Partn................... 5.300     04/15/23         2,163,540
 1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
          Rev Henrico Cnty Regl Jail Proj (Prerefunded
          @ 08/01/05).................................. 6.500     08/01/10         1,544,970
 1,380    Richmond, VA Indl Dev Auth Govt Fac Rev Bonds
          (AMBAC Insd) (a)............................. 5.000     07/15/14         1,521,491
 1,465    Richmond, VA Indl Dev Auth Govt Fac Rev Bonds
          (AMBAC Insd)................................. 5.000     07/15/17         1,615,045
                                                                               -------------
                                                                                   6,845,046
                                                                               -------------
          WASHINGTON  2.2%
   700    Quinault Indian Nation, WA Quinault Beach Ser
          A Rfdg & Impt (ACA Insd)..................... 5.800     12/01/15           743,638
 3,000    Spokane, WA Pub Fac Dist Hotel Motel & Sales
          Use Tax (MBIA Insd).......................... 5.250     09/01/33         3,196,530
                                                                               -------------
                                                                                   3,940,168
                                                                               -------------
          WEST VIRGINIA  2.5%
   500    Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
          Rev West PA Pwr Co Ser C (AMT) (AMBAC Insd).. 6.750     08/01/24           511,565
 3,750    West Virginia Univ Rev Impt Univ Proj Ser C
          (FGIC Insd).................................. 5.000     10/01/34         3,938,138
                                                                               -------------
                                                                                   4,449,703
                                                                               -------------
          WISCONSIN  1.5%
 2,490    Wisconsin St Hlth & Ed Fac Auth Rev Bellin
          Mem Hosp (AMBAC Insd)........................ 6.625     02/15/08         2,643,658
                                                                               -------------

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON    MATURITY         VALUE
--------------------------------------------------------------------------------------------
          PUERTO RICO  5.7%
$8,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)........................ 6.250%    07/01/21     $  10,155,440
                                                                               -------------

TOTAL INVESTMENTS  162.5%
  (Cost $269,792,710).......................................................     288,669,818
OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%.................................       4,014,070

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (64.8%).................    (115,038,326)
                                                                               -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 177,645,562
                                                                               =============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $269,792,710).......................  $288,669,818
Receivables:
  Interest..................................................     4,331,297
  Investments Sold..........................................     1,702,440
  Variation Margin on Futures...............................       133,000
Other.......................................................         1,773
                                                              ------------
    Total Assets............................................   294,838,328
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,525,965
  Custodian Bank............................................       132,150
  Investment Advisory Fee...................................       131,365
  Income Distributions--Common Shares.......................        24,486
  Other Affiliates..........................................        11,870
Trustees' Deferred Compensation and Retirement Plans........       259,673
Accrued Expenses............................................        68,931
                                                              ------------
    Total Liabilities.......................................     2,154,440
Preferred Shares (including accrued distributions)..........   115,038,326
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $177,645,562
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($177,645,562 divided by
  11,681,272 shares outstanding)............................  $      15.21
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................  $    116,813
Paid in Surplus.............................................   158,834,539
Net Unrealized Appreciation.................................    18,567,417
Accumulated Undistributed Net Investment Income.............       700,288
Accumulated Net Realized Loss...............................      (573,495)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $177,645,562
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 4,600 issued with liquidation preference of
  $25,000 per share)........................................  $115,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $292,645,562
                                                              ============

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 7,123,503
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      795,775
Preferred Share Maintenance.................................      167,491
Trustees' Fees and Related Expenses.........................       25,201
Legal.......................................................       18,616
Custody.....................................................       10,563
Other.......................................................       92,018
                                                              -----------
    Total Expenses..........................................    1,109,664
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,013,839
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   284,720
  Futures...................................................      639,790
                                                              -----------
Net Realized Gain...........................................      924,510
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   18,646,927
                                                              -----------
  End of the Period:
    Investments.............................................   18,877,108
    Futures.................................................     (309,691)
                                                              -----------
                                                               18,567,417
                                                              -----------
Net Unrealized Depreciation During the Period...............      (79,510)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   845,000
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,000,772)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 5,858,067
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  6,013,839        $ 12,061,565
Net Realized Gain/Loss..................................         924,510          (1,448,280)
Net Unrealized Appreciation/Depreciation During the
  Period................................................         (79,510)          3,754,771
Distributions to Preferred Shareholders:
  Net Investment Income.................................      (1,000,772)         (1,202,014)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................       5,858,067          13,166,042

Distributions to Common Shareholders:
  Net Investment Income.................................      (5,414,015)        (11,359,554)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................         444,052           1,806,488
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     177,201,510         175,395,022
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $700,288 and $1,101,236,
  respectively).........................................    $177,645,562        $177,201,510
                                                            ============        ============

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     ------------------
                                                               2005        2004       2003
                                                            --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 15.17      $ 15.02    $ 15.01
                                                             -------      -------    -------
  Net Investment Income....................................      .52         1.03       1.08
  Net Realized and Unrealized Gain/Loss....................      .07          .19        .02
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
      Net Investment Income................................     (.09)        (.10)      (.10)
                                                             -------      -------    -------
Total from Investment Operations...........................      .50         1.12       1.00
Distributions Paid to Common Shareholders:
      Net Investment Income................................     (.46)        (.97)      (.99)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 15.21      $ 15.17    $ 15.02
                                                             =======      =======    =======

Common Share Market Price at End of the Period.............  $ 13.33      $ 14.07    $ 14.20
Total Return (b)...........................................   -2.01%*       6.12%     10.27%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $ 177.6      $ 177.2    $ 175.4
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)........................................    1.27%        1.42%      1.44%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................    6.86%        6.87%      7.11%
Portfolio Turnover.........................................       7%*         21%        35%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c).....................................     .77%         .86%       .87%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................    5.72%        6.19%      6.46%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................    4,600        4,600      4,600
Asset Coverage Per Preferred Share (e).....................  $63,627      $63,528    $63,132
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net asset applicable to common shares by .03% Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


Year Ended October 31,
-----------------------------------------------------------------------------------------
     2002 (a)    2001       2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------
     $ 14.91    $ 13.77   $  13.28   $  15.08   $  14.51   $  13.88   $  13.72   $  12.20
     -------    -------   --------   --------   --------   --------   --------   --------
        1.09       1.10       1.13       1.12       1.12       1.13       1.14       1.15
         .06       1.11        .54      (1.82)       .57        .60        .12       1.55
        (.13)      (.31)      (.40)      (.32)      (.34)      (.35)      (.35)      (.38)
     -------    -------   --------   --------   --------   --------   --------   --------
        1.02       1.90       1.27      (1.02)      1.35       1.38        .91       2.32
        (.92)      (.76)      (.78)      (.78)      (.78)      (.75)      (.75)      (.80)
     -------    -------   --------   --------   --------   --------   --------   --------
     $ 15.01    $ 14.91   $  13.77   $  13.28   $  15.08   $  14.51   $  13.88   $  13.72
     =======    =======   ========   ========   ========   ========   ========   ========

     $ 13.80    $ 13.36   $11.8125   $11.5625   $14.0625   $12.6875   $ 11.625   $ 11.375
      10.36%     20.07%      9.19%    -12.84%     17.23%     16.02%      8.98%     16.07%
     $ 175.3    $ 174.2   $  160.8   $  155.1   $  176.1   $  169.5   $  162.1   $  160.2
       1.55%      1.76%      1.85%      1.79%      1.79%      1.83%      1.90%      1.94%
       7.44%      7.66%      8.44%      7.68%      7.54%      8.04%      8.31%      8.85%
         44%        45%        22%        25%        13%        23%        37%        58%

        .93%      1.04%      1.06%      1.06%      1.08%      1.08%      1.10%      1.10%
       6.54%      5.48%      5.48%      5.50%      5.20%      5.56%      5.77%      5.88%

       4,600      4,600      4,600      4,600      2,300      2,300      2,300      2,300
     $63,114    $62,863   $ 59,963   $ 58,717   $126,569   $123,694   $120,481   $119,666
     $25,000    $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $1,963,921, which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$197,774....................................................  October 31, 2005
$500,047....................................................  October 31, 2007
$374,118....................................................  October 31, 2008
$891,982....................................................  October 31, 2012

    At April 30, 2005 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $269,653,266
                                                              ============
Gross tax unrealized appreciation...........................  $ 19,184,429
Gross tax unrealized depreciation...........................      (167,877)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 19,016,552
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $132,494
  Long-term capital gain....................................       -0-
                                                              --------
                                                              $132,494
                                                              ========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $101,509

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $8,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $19,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,569,042 and $21,497,734, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. These contracts are generally used to manage the Trust's effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended April 30, 2005, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2004.............................      647
Futures Opened..............................................    1,184
Futures Closed..............................................   (1,299)
                                                               ------
Outstanding at April 30, 2005...............................      532
                                                               ======

    The futures contracts outstanding as of April 30, 2005 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures June 2005 (Current
  Notional Value of $108,453 per contract)..................     532         $(309,691)
                                                                 ===         =========

5. PREFERRED SHARES

As of April 30, 2005, the Trust has outstanding 4,600 Auction Preferred Shares ("APS") in three series. Series A and B each contain 1,600 shares while Series C contains 1,400 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days through an auction process. The average rate in effect on April 30, 2005 was 2.493%. During the six months ended April 30, 2005, the rates ranged from 1.000% to 2.650%.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEPHANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRET
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VOT SAR 6/05 RN05-01324P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX H

           ANNUAL REPORT OF VAN KAMPEN VALUE MUNICIPAL INCOME TRUST,
                             DATED OCTOBER 31, 2004

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Value Municipal Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

VALUE MUNICIPAL INCOME TRUST
SYMBOL: VKV
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (3/26/93)            7.13%         6.36%

10-year                              8.76          9.88

5-year                               9.53         10.73

1-year                               7.55          5.25
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Value Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the "Fed") caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first 10 months of 2004 (the final 10 months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

One of our primary strategies in managing the trust was to configure its interest-rate profile for a rising interest-rate environment. We did this primarily by maintaining its duration (a measure of interest-rate sensitivity) at a level lower than that of its benchmark. We also de-emphasized securities with maturities in the range of five to 10 years given what appeared to be unattractive total-return prospects. Instead, we emphasized securities in the 15-to 20-year part of the yield curve. We believe many of the securities we purchased offered a compelling combination of premium-coupon income as well as the moderate interest-rate sensitivity of bonds with shorter maturities. While the overall duration strategy provided mixed results, the portfolio's positioning along the maturity spectrum boosted performance for the period.

In keeping with our long-term approach, we continued to engage in relative-value trading in order to take advantage of pockets of opportunity in the market. This approach generally entails buying securities that are undervalued relative to what our analysis indicates to be their total-return potential, and

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

         7.55%         5.25%              6.03%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

selling them when they reach that potential in order to reinvest the assets into more promising opportunities. We took advantage of the late spring/early summer spike in yields to purchase long bonds which we later sold into strong demand from individual investors. We also selectively purchased several BBB rated securities, some of which we subsequently sold at a profit thanks to investors' demand for yield-oriented securities.

We remained focused on controlling the trust's risk profile through attention to credit quality and diversification. By the end of the 12-month period, more than 86 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal bond market. Its three largest sector exposures were transportation, general purpose, and health care.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                              76.0%
AA/Aa                                                                10.3
A/A                                                                   6.2
BBB/Baa                                                               3.8
B/B                                                                   0.3
Non-Rated                                                             3.4
TOP 5 SECTORS AS OF 10/31/04
Transportation                                                       14.2%
General Purpose                                                      13.7
Health Care                                                          12.3
Public Building                                                      10.6
Industrial Revenue                                                    9.9
SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
California                                                           12.1%
New York                                                             10.6
Texas                                                                 8.7
Illinois                                                              6.6
New Jersey                                                            6.6
Florida                                                               5.2
Washington                                                            5.0
Louisiana                                                             4.6
Colorado                                                              4.5
Ohio                                                                  3.0
Georgia                                                               2.8
Arizona                                                               2.7
Oregon                                                                2.4
Puerto Rico                                                           2.3
Nevada                                                                2.2
Michigan                                                              2.1
Hawaii                                                                1.9
Maryland                                                              1.6
West Virginia                                                         1.6
South Carolina                                                        1.4
Connecticut                                                           1.4
Kansas                                                                1.3
Pennsylvania                                                          1.3
Tennessee                                                             1.2
Massachusetts                                                         1.1
Alabama                                                               1.1
Missouri                                                              1.1
District of Columbia                                                  0.9
Arkansas                                                              0.6
Wisconsin                                                             0.5
Utah                                                                  0.5
Mississippi                                                           0.3
Oklahoma                                                              0.3
South Dakota                                                          0.2


                                                 (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/04
                                           (continued from previous page)
Rhode Island                                                          0.2%
Kentucky                                                              0.1
                                                                    -----
Total Investments                                                   100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)      DESCRIPTION                                  COUPON      MATURITY         VALUE
----------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  157.4%
           ALABAMA  1.7%
$ 1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
           Sys Ser A.................................    5.875%     11/15/24     $   1,042,280
  5,000    Birmingham Baptist Med Ctr AL Spl Care Fac
           Fin Auth Rev (MBIA Insd)..................    5.750      11/15/10         5,429,000
      4    Mobile, AL Indl Dev Brd Solid Waste Disp
           Rev Mobile Energy Svc Co Proj Rfdg........    6.950      01/01/20                22
                                                                                 -------------
                                                                                     6,471,302
                                                                                 -------------
           ARIZONA  4.3%
  1,860    Arizona Hlth Fac Auth Hosp John C Lincoln
           Hlth Network..............................    5.750      12/01/32         1,884,310
  5,000    Arizona Sch Fac Brd Ctf Ser B (FSA
           Insd).....................................    5.250      09/01/19         5,540,450
  5,250    Arizona Tourism & Sports Auth Tax Rev
           Multipurpose Stad Fac Ser A (MBIA Insd)...    5.375      07/01/23         5,724,075
  2,710    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg
           (FSA Insd) (a)............................    7.250      07/15/10         2,862,573
                                                                                 -------------
                                                                                    16,011,408
                                                                                 -------------
           ARKANSAS  1.0%
  1,930    Arkansas St Cap Apprec College Svg........     *         06/01/16         1,200,383
  2,305    Arkansas St Dev Fin Auth Rev St Agy Fac
           Donaghey Plaza Proj (FSA Insd)............    5.000      06/01/34         2,371,246
                                                                                 -------------
                                                                                     3,571,629
                                                                                 -------------
           CALIFORNIA  19.1%
  6,215    ABC, CA Uni Sch Dist Cap Apprec (FGIC
           Insd).....................................     *         08/01/34         1,283,895
     13    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser B (AMT) (GNMA
           Collateralized)...........................    7.750      09/01/26            12,579
 10,000    California St (MBIA Insd).................    5.500      03/01/17        11,110,800
  3,000    California St Dept Wtr Res Ser A..........    5.875      05/01/16         3,440,610
  5,000    California St Pub Wks Brd Dept Gen Svc Cap
           East End A (AMBAC Insd)...................    5.125      12/01/21         5,362,050
  6,000    California St Pub Wks Brd Lease Rev Dept
           of Corrections St Prisons Ser A Rfdg
           (AMBAC Insd)..............................    5.250      12/01/13         6,835,260
  2,000    California St Pub Wks Brd Lease Rev Dept
           of Corrections St Prisons Ser A Rfdg
           (AMBAC Insd) (b)..........................    5.000      12/01/19         2,209,300
  5,000    California St Rfdg........................    5.000      02/01/19         5,297,350
  2,000    Florin, CA Res Consv Dist Cap Impt Elk
           Grove Wtr Svc Ser A (MBIA Insd)...........    5.000      09/01/33         2,051,040
 30,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Ser A Rfdg............................     *         01/15/22        11,017,200
  1,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Sr Lien Ser A (Prerefunded @
           01/01/07).................................    6.500      01/01/32         1,096,390

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)      DESCRIPTION                                  COUPON      MATURITY         VALUE
----------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 3,350    Imperial Irr Dist CA Ctf Part Elec Sys
           Proj (FSA Insd) (d).......................    5.250%     11/01/19     $   3,694,681
  5,500    Port Oakland, CA Ser L (AMT) (FGIC
           Insd).....................................    5.000      11/01/32         5,578,595
  9,000    Riverside Cnty, CA Asset Leasing Corp
           Leasehold Rev Riverside Cnty Hosp Proj
           (MBIA Insd)...............................     *         06/01/21         4,080,870
  5,700    Sacramento, CA City Fin Auth Rev Comb Proj
           B (MBIA Insd).............................     *         11/01/15         3,586,212
 10,225    Santa Ana, CA Uni Sch Dist Ctf Part Cap
           Apprec Fin Proj (FSA Insd)................     *         04/01/32         2,427,006
  5,755    Southwestern Cmnty College Cap Apprec
           Election 2000 (FGIC Insd).................     *         08/01/29         1,555,576
                                                                                 -------------
                                                                                    70,639,414
                                                                                 -------------
           COLORADO  7.1%
  4,340    Adams & Arapahoe Cntys, CO Jt Sch Dist Ser
           A (FSA Insd)..............................    5.250      12/01/18         4,817,921
  4,290    Adams & Arapahoe Cntys, CO Jt Sch Dist Ser
           C (Prerefunded 12/01/06) (MBIA Insd)......    5.750      12/01/08         4,703,299
  3,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj (Prerefunded @ 08/31/05) (a)...    7.000      08/31/26         3,218,190
  1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj Ser B (Prerefunded @ 08/31/05)
           (a).......................................    6.950      08/31/20         1,072,310
  9,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj Ser C (Prerefunded @
           08/31/05).................................     *         08/31/26         1,849,860
  2,000    Colorado Hlth Fac Auth Rev Catholic Hlth
           Initiatives Ser A (Escrowed to
           Maturity).................................    5.500      03/01/32         2,101,380
  6,495    Colorado Springs, CO Utils Rev (Escrowed
           to Maturity)..............................    6.600      11/15/18         8,270,928
                                                                                 -------------
                                                                                    26,033,888
                                                                                 -------------
           CONNECTICUT  2.1%
  2,500    Connecticut St Hlth & Ed Fac Auth Rev
           Nursing Home Pgm AHF/Hartford (Prerefunded
           @ 11/01/04)...............................    7.125      11/01/14         2,550,725
  5,000    Connecticut St Ser C (FGIC Insd)..........    5.000      04/01/22         5,354,650
                                                                                 -------------
                                                                                     7,905,375
                                                                                 -------------

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)      DESCRIPTION                                  COUPON      MATURITY         VALUE
----------------------------------------------------------------------------------------------
           DISTRICT OF COLUMBIA  1.4%
$ 5,000    Metropolitan Washington DC Arpt Auth Sys
           Ser A (AMT) (FGIC Insd)...................    5.250%     10/01/32     $   5,165,950
                                                                                 -------------

           FLORIDA  7.7%
  2,500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
           Insd).....................................    5.250      10/01/21         2,687,500
  5,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd).....................................    5.950      07/01/20         5,136,300
  3,980    Jacksonville, FL Port Auth (AMT) (MBIA
           Insd).....................................    5.700      11/01/30         4,263,893
  2,780    Jacksonville, FL Port Auth (Prerefunded @
           11/01/10) (AMT) (MBIA Insd)...............    5.700      11/01/30         3,156,662
 11,500    Miami-Dade Cnty, FL Aviation Rev Miami
           Intl Arpt (AMT) (FGIC Insd)...............    5.375      10/01/32        11,960,230
  1,270    Pinellas Cnty, FL Hsg Fin Auth Single
           Family Mtg Rev Multi Cnty Pgm Ser A (AMT)
           (GNMA Collateralized).....................    6.700      02/01/28         1,298,664
                                                                                 -------------
                                                                                    28,503,249
                                                                                 -------------
           GEORGIA  4.5%
  5,000    Georgia Muni Elec Auth Pwr Rev Ser B
           (Escrowed to Maturity) (FGIC Insd)........    5.700      01/01/19         5,922,000
  2,700    Marietta, GA Dev Auth Rev First Mtg Life
           College Ser B (FSA Insd) (d)..............    5.375      09/01/09         2,823,390
  2,205    Municipal Elec Auth GA Comb Cycle Proj Ser
           A (MBIA Insd).............................    5.000      11/01/20         2,366,053
  5,000    Municipal Elec Auth GA Combustion Turbine
           Proj Ser A (MBIA Insd)....................    5.250      11/01/20         5,444,200
                                                                                 -------------
                                                                                    16,555,643
                                                                                 -------------
           HAWAII  3.1%
 10,430    Hawaii St Dept Budget & Fin Spl Purp Rev
           Hawaiian Elec Co Inc Ser A (AMT) (MBIA
           Insd).....................................    5.650      10/01/27        11,286,824
                                                                                 -------------

           ILLINOIS  10.4%
  3,500    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd)....................     *         01/01/17         1,664,390
 10,000    Chicago, IL Cap Apprec City Colleges (FGIC
           Insd).....................................     *         01/01/29         2,816,000
  6,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (c)...........................  0/5.750      01/01/29         5,927,700
  3,180    Illinois Hlth Fac Auth Rev Children's Mem
           Hosp (MBIA Insd)..........................    6.250      08/15/13         3,799,623
  1,485    Illinois Hlth Fac Auth Rev Evangelical
           Hosp Ser A Rfdg (Escrowed to Maturity)
           (FSA Insd)................................    6.750      04/15/17         1,840,286

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)      DESCRIPTION                                  COUPON      MATURITY         VALUE
----------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$   825    Illinois Hlth Fac Auth Rev Evangelical
           Hosp Ser C (FSA Insd).....................    6.750%     04/15/17     $   1,022,381
  1,000    Illinois Hlth Fac Auth Rev Highland Park
           Hosp Proj Ser A (Prerefunded @ 10/01/07)
           (MBIA Insd)...............................    5.750      10/01/17         1,120,360
  2,070    Northern IL Univ Ctf Part Hoffman Estates
           Ctr Proj (FSA Insd).......................    5.400      09/01/16         2,361,642
  5,000    Regional Trans Auth IL Ser A (AMBAC
           Insd).....................................    8.000      06/01/17         7,033,000
 10,000    Will Cnty, IL Sch Dist No 122 Ser B Rfdg
           (FGIC Insd)...............................    5.250      11/01/20        10,957,900
                                                                                 -------------
                                                                                    38,543,282
                                                                                 -------------
           KANSAS  2.1%
  3,430    Kansas St Dev Fin Auth Rev KS Proj Ser N
           (AMBAC Insd) (d)..........................    5.250      10/01/20         3,741,410
  3,615    Kansas St Dev Fin Auth Rev KS Proj Ser N
           (AMBAC Insd) (d)..........................    5.250      10/01/21         3,916,310
                                                                                 -------------
                                                                                     7,657,720
                                                                                 -------------
           KENTUCKY  0.2%
    500    Mount Sterling, KY Lease Rev KY League
           Cities Fdg Ser B..........................    6.100      03/01/18           602,560
                                                                                 -------------

           LOUISIANA  7.2%
  5,000    Lafayette, LA Util Rev (MBIA Insd)........    5.250      11/01/21         5,504,700
  5,970    Louisiana Loc Govt Environment Southeastn
           LA Student Hsg A (MBIA Insd) (d)..........    5.250      08/01/24         6,439,839
  8,065    Louisiana St Office Fac Corp LA St Cap
           Complex Pgm (MBIA Insd) (d)...............    5.000      11/01/20         8,641,486
  6,000    Saint Charles Parish, LA Solid Waste Disp
           Rev LA Pwr & Lt Co Proj (AMT) (FSA Insd)
           (b).......................................    7.050      04/01/22         6,024,300
                                                                                 -------------
                                                                                    26,610,325
                                                                                 -------------
           MARYLAND  2.6%
  5,000    Maryland St Econ Dev Corp MD Aviation
           Admin Fac (AMT) (FSA Insd)................    5.375      06/01/20         5,402,900
  4,000    Maryland St Trans Auth Arpt Baltimore/WA
           Intl Arpt B (AMT) (AMBAC Insd)............    5.125      03/01/24         4,187,240
                                                                                 -------------
                                                                                     9,590,140
                                                                                 -------------
           MASSACHUSETTS  1.8%
  2,500    Massachusetts Bay Trans Auth Ser A........    5.000      07/01/32         2,562,250
  1,750    Massachusetts St Hlth & Ed Fac Auth Rev
           Hlthcare Sys Covenant Hlth................    6.000      07/01/31         1,847,580
  1,000    Massachusetts St Indl Fin Agy Wtr
           Treatment American Hingham (AMT)..........    6.900      12/01/29         1,066,690
  1,000    Massachusetts St Indl Fin Agy Wtr
           Treatment American Hingham (AMT)..........    6.950      12/01/35         1,067,230
                                                                                 -------------
                                                                                     6,543,750
                                                                                 -------------

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)      DESCRIPTION                                  COUPON      MATURITY         VALUE
----------------------------------------------------------------------------------------------
           MICHIGAN  3.4%
$ 5,000    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Dev Area No. 1 Proj Ser C1
           (Prerefunded @ 07/01/06)..................    6.250%     07/01/25     $   5,454,350
  3,185    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser
           A (MBIA Insd) (d).........................    5.250      07/01/20         3,472,924
  3,090    Troy, MI Downtown Dev Auth Dev Rfdg (MBIA
           Insd).....................................    5.500      11/01/15         3,491,484
                                                                                 -------------
                                                                                    12,418,758
                                                                                 -------------
           MISSISSIPPI  0.5%
  2,000    Mississippi Bus Fin Corp MS Pollutn Ctl
           Rev Sys Energy Res Inc Proj...............    5.875      04/01/22         2,007,000
                                                                                 -------------

           MISSOURI  1.7%
  2,195    Missouri St Hlth & Ed Fac Rev Univ MO
           Columbia Arena Proj (d)...................    5.000      11/01/16         2,399,420
  4,000    Platte Cnty, MO Indl Dev Auth Trans Rev...    4.500      12/01/24         4,001,320
                                                                                 -------------
                                                                                     6,400,740
                                                                                 -------------
           NEVADA  3.4%
  8,000    Clark Cnty, NV Arpt Rev Sub Lien Ser A-2
           (FGIC Insd)...............................    5.000      07/01/36         8,150,640
  4,000    Clark Cnty, NV Indl Dev Rev Southwest Gas
           Corp Proj Ser A (AMT) (AMBAC Insd)........    5.250      07/01/34         4,128,000
    375    Nevada Hsg Div Single Family Pgm Mezz B
           (AMT) (FHA/VA Gtd)........................    6.550      10/01/12           376,226
                                                                                 -------------
                                                                                    12,654,866
                                                                                 -------------
           NEW JERSEY  10.4%
  5,000    Essex Cnty, NJ Impt Auth Rev Cnty Gtd Proj
           Consldtn Rfdg (MBIA Insd).................    5.125      10/01/20         5,458,950
  1,400    New Jersey Econ Dev Auth Rev Cigarette
           Tax.......................................    5.750      06/15/29         1,437,268
  4,350    New Jersey Econ Dev Wtr NJ Amern Wtr Co
           Inc Ser A (AMT) (FGIC Insd)...............    5.250      07/01/38         4,453,486
  2,500    New Jersey Hlthcare Fac Fin Auth Rev Gen
           Hosp Ctr at Passaic (Escrowed to Maturity)
           (FSA Insd)................................    6.750      07/01/19         3,223,550
  1,695    New Jersey Hlthcare Fac Fin Auth Rev Gen
           Hosp Ctr Passaic (Escrowed to Maturity)
           (FSA Insd)................................    6.000      07/01/06         1,769,580
 10,000    New Jersey St Ed Fac Auth Higher Ed Cap
           Impt Ser A (AMBAC Insd)...................    5.250      09/01/20        11,000,100
  3,830    New Jersey St Trans Tr Fd Auth Trans Sys
           Ser A (FGIC Insd).........................    5.250      06/15/19         4,246,398
  6,750    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth
           Rev Pollutn Ctl Pub Svc Elec & Gas Ser A
           (AMT) (MBIA Insd).........................    5.450      02/01/32         6,825,870
                                                                                 -------------
                                                                                    38,415,202
                                                                                 -------------

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)      DESCRIPTION                                  COUPON      MATURITY         VALUE
----------------------------------------------------------------------------------------------
           NEW YORK  16.8%
$ 7,000    Metropolitan Trans Auth NY Ser A Rfdg
           (FGIC Insd)...............................    5.250%     11/15/31     $   7,439,740
  4,750    New York City Ser C.......................    5.500      08/01/13         5,371,205
  6,000    New York City Transitional Fin Auth Rev
           Future Tax Secd Ser A Rfdg (Variable Rate
           Coupon)...................................    5.500      11/01/26         6,792,120
  8,240    New York City Transitional Future Tax Secd
           Ser C Rfdg (AMBAC Insd)...................    5.250      08/01/18         9,055,925
    525    New York St Dorm Auth Lease Rev Ser B
           (Variable Rate Coupon) (XLCA Insd)........    4.000      07/01/30           538,729
  7,575    New York St Dorm Auth Rev City Univ Sys
           Con Ser A.................................    5.625      07/01/16         8,840,782
  3,845    New York St Dorm Auth Rev Secd Hosp Gen
           Hosp Rfdg.................................    5.750      02/15/20         4,291,328
  5,885    New York St Energy Resh & Dev Auth Fac Rev
           (AMT).....................................    7.125      12/01/29         6,026,946
  2,310    New York St Med Care Fac Fin Agy Rev Saint
           Peter's Hosp Proj Ser A (AMBAC Insd)......    5.375      11/01/13         2,339,337
  2,170    New York St Ser G.........................    5.750      02/01/14         2,291,303
  2,830    New York St Ser G (Prerefunded @
           02/01/06).................................    5.750      02/01/14         3,011,969
  5,000    New York St Urban Dev Corp Rev St Fac
           Rfdg......................................    5.700      04/01/20         5,910,750
                                                                                 -------------
                                                                                    61,910,134
                                                                                 -------------
           OHIO  4.8%
  1,150    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj......................................    7.500      01/01/30         1,274,729
  2,000    Cuyahoga Cnty, OH Multi-Family Rev Hsg
           Dale Bridge Apt (AMT) (GNMA
           Collateralized)...........................    6.600      10/20/30         2,065,700
  3,540    Franklin Cnty, OH Hosp Rev & Impt Doctor's
           Hosp Proj Rfdg (Escrowed to Maturity).....    5.875      12/01/23         3,600,251
  1,500    Mahoning Cnty, OH Hosp Fac Forum Hlth
           Oblig Group Ser A.........................    6.000      11/15/32         1,588,545
  5,130    Muskingum Cnty, OH Hosp Fac Rev Bethesda
           Care Sys Impt Rfdg (Connie Lee Insd)
           (d).......................................    6.250      12/01/10         5,628,841
  2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
           OH Edison Co Proj Rfdg....................    5.950      05/15/29         2,000,840
  1,340    Toledo Lucas Cnty, OH Port Auth Dev Rev
           Northwest OH Bd Fd Ser C (AMT) (d)........    6.600      11/15/15         1,415,844
                                                                                 -------------
                                                                                    17,574,750
                                                                                 -------------
           OKLAHOMA  0.5%
  1,500    Jenks, OK Aquarium Auth Rev First Mtg
           (Prerefunded 07/01/10) (MBIA Insd)........    6.100      07/01/30         1,765,935
                                                                                 -------------

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)      DESCRIPTION                                  COUPON      MATURITY         VALUE
----------------------------------------------------------------------------------------------
           OREGON  3.7%
$ 5,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
           Insd).....................................    5.250%     07/01/22     $   5,404,600
  2,745    Oregon St Dept Admin Ser A (Prerefunded @
           11/01/05) (MBIA Insd).....................    5.250      11/01/10         2,866,055
  5,000    Oregon St Dept Admin Ser C Rfdg (MBIA
           Insd).....................................    5.250      11/01/18         5,547,400
                                                                                 -------------
                                                                                    13,818,055
                                                                                 -------------
           PENNSYLVANIA  2.0%
  5,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2
           (Variable Rate Coupon) (FSA Insd).........    5.000      12/01/33         5,485,550
  1,370    Philadelphia, PA Hosp & Higher Ed Fac Auth
           Rev Cmnty College Ser B Rfdg (MBIA Insd)
           (d).......................................    6.500      05/01/08         1,554,909
    465    Ridley Park, PA Hosp Auth Rev Taylor Hosp
           Ser A (Escrowed to Maturity)..............    6.000      12/01/05           475,137
                                                                                 -------------
                                                                                     7,515,596
                                                                                 -------------
           RHODE ISLAND  0.3%
  1,050    Rhode Island St Hlth & Ed Bldg Corp Rev
           Higher Ed Fac Roger Williams (Prerefunded
           @ 11/15/04) (Connie Lee Insd).............    7.200      11/15/14         1,073,426
                                                                                 -------------

           SOUTH CAROLINA  2.2%
  1,015    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
           (FSA Insd) (d)............................    5.000      01/01/11         1,119,992
  6,500    South Carolina Jobs Econ Dev Auth Indl Rev
           Elec & Gas Co Proj Ser A (AMBAC Insd).....    5.200      11/01/27         6,840,925
                                                                                 -------------
                                                                                     7,960,917
                                                                                 -------------
           TENNESSEE  2.0%
 12,525    Johnson City, TN Hlth & Ed Fac Brd Hosp
           Rev Cap Apprec First Mtg Ser A Rfdg (MBIA
           Insd).....................................     *         07/01/26         4,074,007
  2,500    Johnson City, TN Hlth & Ed Fac Brd Hosp
           Rev First Mtg Mtn St Hlth Ser A Rfdg (MBIA
           Insd).....................................    7.500      07/01/25         3,154,100
                                                                                 -------------
                                                                                     7,228,107
                                                                                 -------------
           TEXAS  13.8%
  1,585    Brazos River Auth TX Pollutn Ctl Rev Adj
           TXU Elec Co Proj Ser C Rfdg (AMT)
           (Variable Rate Coupon)....................    5.750      05/01/36         1,719,757
  5,000    Dallas-Fort Worth, TX Intl Arpt Rev Impt
           Jt Ser A Rfdg (AMT) (FGIC Insd)...........    5.500      11/01/31         5,231,850
  2,345    Denton Cnty, TX Perm Impt (d).............    5.500      07/15/19         2,614,652
  1,000    Harris Cnty, TX Hlth Fac Dev Mem Hermann
           Hlthcare Ser A............................    6.375      06/01/29         1,098,900
  5,000    Harris Cnty, TX Sr Lien Toll Rd Rfdg (FSA
           Insd).....................................    5.125      08/15/32         5,173,950

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)      DESCRIPTION                                  COUPON      MATURITY         VALUE
----------------------------------------------------------------------------------------------
           TEXAS (CONTINUED)
$ 4,655    Houston, TX Arpt Sys Rev Sub Lien (FSA
           Insd).....................................    5.500%     07/01/15     $   5,283,146
  3,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
           (AMT) (FSA Insd)..........................    5.625      07/01/30         3,187,620
  5,000    Matagorda Cnty, TX Navig Dist No 1 Rev
           Houston Lt Rfdg (AMT) (AMBAC Insd) (a)....    5.125      11/01/28         5,280,850
  2,000    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj.......................    7.250      01/01/31         1,933,420
  4,475    North Cent TX Hlth Fac Dev Hosp Baylor
           Hlthcare Sys Proj Ser A...................    5.125      05/15/29         4,548,211
  5,000    San Antonio, TX Elec & Gas Sys Rfdg.......    5.375      02/01/16         5,592,450
  3,960    Stafford, TX Econ Dev Corp (FGIC Insd)....    5.500      09/01/30         4,316,004
  5,000    Wylie, TX Indpt Sch Dist Rfdg (PSF Gtd)...    5.000      08/15/30         5,093,300
                                                                                 -------------
                                                                                    51,074,110
                                                                                 -------------
           UTAH  0.8%
  4,950    Intermountain Pwr Agy UT Pwr Supply Rev
           Ser A Rfdg (Escrowed to Maturity) (FGIC
           Insd).....................................     *         07/01/17         2,806,650
                                                                                 -------------

           WASHINGTON  7.9%
  5,000    Clark Cnty, WA Sch Dist 114 (FSA Insd)....    5.250      06/01/19         5,478,900
  3,630    King City, WA Ser B (Prerefunded @
           12/01/07).................................    5.900      12/01/14         4,102,699
  1,370    King Cnty, WA Ser B (Prerefunded @
           12/01/07).................................    5.900      12/01/14         1,548,401
  2,245    King Cnty, WA Ser B (Prerefunded @
           12/01/07).................................    6.625      12/01/15         2,585,746
  4,000    Washington St Pub Pwr Supply Ser A Rfdg
           (FGIC Insd)...............................    7.000      07/01/08         4,625,360
 10,000    Washington St Pub Pwr Supply Ser A Rfdg
           (AMBAC Insd)..............................    5.700      07/01/09        10,777,000
                                                                                 -------------
                                                                                    29,118,106
                                                                                 -------------
           WEST VIRGINIA  2.5%
  5,920    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev West PA Pwr Co Ser C (AMT) (AMBAC
           Insd).....................................    6.750      08/01/24         6,060,955
  3,000    West Virginia St Wtr Dev Auth Wtr Dev Rev
           Ln Pgm II Ser A (Prerefunded @ 11/01/04)
           (FSA Insd)................................    6.750      11/01/33         3,060,810
                                                                                 -------------
                                                                                     9,121,765
                                                                                 -------------
           WISCONSIN  0.8%
  2,675    Wisconsin St Hlth & Ed Fac FH Hlthcare Dev
           Inc Proj..................................    6.250      11/15/28         2,837,827
                                                                                 -------------

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)      DESCRIPTION                                  COUPON      MATURITY         VALUE
----------------------------------------------------------------------------------------------
           PUERTO RICO  3.6%
$ 7,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
           Rev Ser Y Rfdg (FSA Insd) (a) (b).........    6.250%     07/01/21     $   8,877,820
  4,000    Puerto Rico Pub Bldgs Auth Gtd Pub Ed &
           Hlth Fac Ser M Rfdg (MBIA Insd)...........    5.600      07/01/08         4,461,400
                                                                                 -------------
                                                                                    13,339,220
                                                                                 -------------
TOTAL LONG-TERM INVESTMENTS  157.4%
  (Cost $539,147,967).........................................................     580,733,623
SHORT-TERM INVESTMENTS  1.0%
  (Cost $3,600,000)...........................................................       3,600,000
                                                                                 -------------

TOTAL INVESTMENTS  158.4%
  (Cost $542,747,967).........................................................     584,333,623
OTHER ASSETS IN EXCESS OF LIABILITIES  2.6%...................................       9,655,302
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (61.0%)...................    (225,095,154)
                                                                                 -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $ 368,893,771
                                                                                 =============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Security converts to a fixed coupon rate at a predetermined date.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) The Trust owns 100% of the bond issuance.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Public School Fund

XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $542,747,967).......................  $584,333,623
Cash........................................................        51,021
Receivables:
  Interest..................................................     8,826,273
  Investments Sold..........................................     4,492,172
Other.......................................................        11,046
                                                              ------------
    Total Assets............................................   597,714,135
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,597,391
  Variation Margin on Futures...............................       319,969
  Investment Advisory Fee...................................       301,093
  Income Distributions--Common Shares.......................        59,773
  Other Affiliates..........................................        24,339
Trustees' Deferred Compensation and Retirement Plans........       306,453
Accrued Expenses............................................       116,192
                                                              ------------
    Total Liabilities.......................................     3,725,210
Preferred Shares (including accrued distributions)..........   225,095,154
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $368,893,771
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($368,893,771 divided by
  23,555,115 shares outstanding)............................  $      15.66
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................  $    235,551
Paid in Surplus.............................................   330,817,133
Net Unrealized Appreciation.................................    40,650,218
Accumulated Undistributed Net Investment Income.............     1,898,467
Accumulated Net Realized Loss...............................    (4,707,598)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $368,893,771
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 9,000 issued with liquidation preference of
  $25,000 per share)........................................  $225,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $593,893,771
                                                              ============

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $29,571,106
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,545,870
Preferred Share Maintenance.................................      639,077
Administrative Fee..........................................      172,834
Trustees' Fees and Related Expenses.........................      116,603
Legal.......................................................       62,495
Custody.....................................................       36,488
Other.......................................................      257,080
                                                              -----------
    Total Expenses..........................................    4,830,447
                                                              -----------
NET INVESTMENT INCOME.......................................  $24,740,659
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,874,326
  Futures...................................................   (6,840,560)
                                                              -----------
Net Realized Loss...........................................   (4,966,234)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   32,736,810
                                                              -----------
  End of the Period:
    Investments.............................................   41,585,656
    Futures.................................................     (935,438)
                                                              -----------
                                                               40,650,218
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,913,408
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,947,174
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(2,460,484)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $25,227,349
                                                              ===========

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED
                                                          OCTOBER 31, 2004   OCTOBER 31, 2003
                                                          -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 24,740,659       $ 25,830,017
Net Realized Gain/Loss..................................      (4,966,234)         4,872,068
Net Unrealized Appreciation/Depreciation During the
  Period................................................       7,913,408         (5,757,330)

Distributions to Preferred Shareholders:
  Net Investment Income.................................      (2,460,484)        (2,292,954)
                                                            ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      25,227,349         22,651,801

Distributions to Common Shareholders:
  Net Investment Income.................................     (23,212,687)       (23,883,918)
                                                            ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       2,014,662         (1,232,117)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     366,879,109        368,111,226
                                                            ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,898,467 and $2,903,198,
  respectively).........................................    $368,893,771       $366,879,109
                                                            ============       ============

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 15.58    $ 15.63    $ 15.68
                                                              -------    -------    -------
  Net Investment Income.....................................     1.05       1.10       1.11
  Net Realized and Unrealized Gain/Loss.....................      .12       (.04)      (.06)
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................     (.10)      (.10)      (.13)
                                                              -------    -------    -------
Total from Investment Operations............................     1.07        .96        .92
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.99)     (1.01)      (.97)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 15.66    $ 15.58    $ 15.63
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 14.46    $ 14.70    $ 14.37
Total Return (b)............................................    5.25%      9.61%     11.50%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 368.9    $ 366.9    $ 368.1
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.32%      1.33%      1.46%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.76%      6.99%      7.22%
Portfolio Turnover..........................................      24%        30%        38%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .82%       .83%       .90%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    6.09%      6.37%      6.36%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    9,000      9,000      9,000
Asset Coverage Per Preferred Share (e)......................  $65,999    $65,769    $65,910
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios, and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------
      2001      2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------
     $ 14.38   $ 13.80   $  15.64   $  15.14   $  14.50   $  14.37   $  12.90
     -------   -------   --------   --------   --------   --------   --------
        1.13      1.15       1.14       1.14       1.16       1.17       1.18
        1.25       .63      (1.86)       .51        .63        .13       1.57
        (.31)     (.39)      (.31)      (.34)      (.34)      (.34)      (.38)
     -------   -------   --------   --------   --------   --------   --------
        2.07      1.39      (1.03)      1.31       1.45        .96       2.37
        (.77)     (.81)      (.81)      (.81)      (.81)      (.83)      (.90)
     -------   -------   --------   --------   --------   --------   --------
     $ 15.68   $ 14.38   $  13.80   $  15.64   $  15.14   $  14.50   $  14.37
     =======   =======   ========   ========   ========   ========   ========

     $ 13.78   $ 12.25   $12.0625   $  14.75   $13.5625   $ 12.375   $  12.75
      19.22%     8.56%    -13.29%     15.10%     16.61%      3.70%     27.67%
     $ 369.3   $ 338.7   $  325.1   $  368.5   $  356.6   $  341.5   $  338.4
       1.63%     1.77%      1.67%      1.67%      1.70%      1.77%      1.80%
       7.49%     8.36%      7.56%      7.41%      7.93%      8.15%      8.67%
         30%       25%        35%        24%        32%        42%        50%

       1.00%     1.05%      1.02%      1.03%      1.03%      1.06%      1.06%
       5.44%     5.55%      5.50%      5.21%      5.61%      5.78%      5.90%

       9,000     9,000      9,000      4,500      4,500      4,500      4,500
     $66,028   $62,631   $ 61,123   $131,890   $129,243   $125,881   $125,198
     $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp., merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

accumulated capital loss carryforward for tax purposes of $5,643,037, of which $2,246,517 will expire on October 31, 2007 and $3,396,520 will expire on October 31, 2012.

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $542,124,354
                                                                ============
Gross tax unrealized appreciation...........................    $ 42,660,994
Gross tax unrealized depreciation...........................        (451,725)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 42,209,269
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                2004        2003
Distributions paid from:
  Ordinary income...........................................  $185,505    $128,418
  Long-term capital gain....................................       -0-         -0-
                                                              --------    --------
                                                              $185,505    $128,418
                                                              ========    ========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a portion of the capital loss carry forward expiring in the current year totaling $412,304 was reclassified from accumulated net realized loss to paid in surplus. In addition, a permanent difference relating to book to tax accretion differences totaling $72,236 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Also, a permanent difference relating to excise taxes paid which are not deductible for tax purposes totaling $17 was reclassified from accumulated undistributed net investment income to paid in surplus.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $169,276

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures contracts on October 31, 2004.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $41,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $51,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $151,146,381 and $139,332,692, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors, or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an arrangement involving the delivery of a particular asset on a specified future

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2004, were as follows:

                                                                CONTRACTS
Outstanding at October 31, 2003.............................      1,006
Futures Opened..............................................      4,720
Futures Closed..............................................     (4,429)
                                                                 ------
Outstanding at October 31, 2004.............................      1,297
                                                                 ======

    The futures contracts outstanding as of October 31, 2004, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
10-Year U.S. Treasury Notes Futures December 2004 (Current
  Notional Value of $113,563 per contract)..................      232        $(265,553)
5-Year U.S. Treasury Notes Futures December 2004 (Current
  Notional Value of $111,375 per contract)..................    1,065         (669,885)
                                                                -----        ---------
                                                                1,297        $(935,438)
                                                                =====        =========

5. PREFERRED SHARES

The Trust has outstanding 9,000 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 2,000 shares and Series E contains 1,000 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days. The dividend period for Series B, C and D is 28 days. The average rate in effect on October 31, 2004 was 1.551%. During the year ended October 31, 2004, the rates ranged from 0.450% to 1.700%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Value Municipal Income
Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Municipal Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.3% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
J. Miles Branagan.........................................  21,090,465            233,531
Linda Hutton Heagy........................................  21,074,663            249,332
Mitchell M. Merin.........................................  21,096,726            227,270
Wayne W. Whalen...........................................  21,085,831            238,165

2) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer................................................   7,420                 12

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack Nelson, Richard F. Powers, III, Hugo F. Sonnenschein, and Suzanne H. Woolsey.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1993  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1993  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1993  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                Copyright (C)2004 Van Kampen
                                                Funds Inc. All rights reserved.
                                                Member NASD/SIPC.
                                                VKV ANR 12/04 RN04-02821P-Y10/04

                                   APPENDIX I

         SEMIANNUAL REPORT OF VAN KAMPEN VALUE MUNICIPAL INCOME TRUST,
                              DATED APRIL 30, 2005

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Value Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

VALUE MUNICIPAL INCOME TRUST
SYMBOL: VKV
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                        MARKET         NAV

Since Inception (3/26/93)             5.78%         7.15%

10-year                               7.44          7.96

5-year                               10.36          9.71

1-year                                8.90         10.61

6-month                              -3.55          3.70
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Value Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       3.70%        -3.55%             1.93%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

As part of an ongoing strategy to position the trust for continued increases in short-term interest rates, we trimmed exposure to bonds with maturities in the five- to 15-year range. Our strategy also included adding selectively to the trust's holdings of bonds with longer maturities but moderate interest rate characteristics. Finally, we kept the trust's duration (a measure of overall interest-rate sensitivity) below that of its benchmark.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with 87 percent of its exposure at the end of the period in bonds rated AA or better. We took advantage of what we believed to be some compelling opportunities to add BBB rated securities to the portfolio when our analysts identified securities with attractive structures and yield characteristics.

The trust's portfolio remained well diversified across the major sectors of the municipal bond market, with its top three sectors at the end of the period being general purpose, transportation and health care.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

TOP 5 SECTORS AS OF 4/30/05
General Purpose                                                  14.8%
Transportation                                                   13.4
Health Care                                                      12.8
Public Building                                                  10.4
Industrial Revenue                                                9.1

RATINGS ALLOCATION AS OF 4/30/05
AAA/Aaa                                                          78.8%
AA/Aa                                                             8.4
A/A                                                               6.1
BBB/Baa                                                           4.2
B/B                                                               0.4
Non-Rated                                                         2.1

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 4/30/05
California                                                       12.2%
New York                                                         11.4
Texas                                                             9.3
Illinois                                                          6.0
New Jersey                                                        5.9
Washington                                                        4.8
Florida                                                           4.6
Louisiana                                                         4.5
Georgia                                                           3.1
Colorado                                                          3.0
Ohio                                                              3.0
Tennessee                                                         2.5
Michigan                                                          2.5
Arizona                                                           2.4
Oregon                                                            2.3
Puerto Rico                                                       2.3
Nevada                                                            2.2
Massachusetts                                                     2.0
Hawaii                                                            1.9
Alabama                                                           1.8
Maryland                                                          1.6
Pennsylvania                                                      1.6
Kansas                                                            1.5
South Carolina                                                    1.4
Missouri                                                          1.1
West Virginia                                                     1.0
Connecticut                                                       0.9
District of Columbia                                              0.9
Arkansas                                                          0.6
Wisconsin                                                         0.5
Utah                                                              0.5
Mississippi                                                       0.3
Oklahoma                                                          0.3
Kentucky                                                          0.1
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  157.5%
          ALABAMA  2.9%
$ 1,000   Birmingham Baptist Med Ctr AL Baptist Hlth
          Sys Ser A.................................         5.875%  11/15/24   $   1,061,820
  5,000   Birmingham Baptist Med Ctr AL Spl Care Fac
          Fin Auth Rev (MBIA Insd)..................         5.750   11/15/10       5,298,300
  4,000   Jefferson Cnty, AL Ltd Oblig Sch Wt Ser
          A.........................................         5.250   01/01/23       4,275,400
      4   Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svc Co Proj Rfdg........         6.950   01/01/20              71
                                                                                -------------
                                                                                   10,635,591
                                                                                -------------
          ARIZONA  3.7%
  5,000   Arizona Sch Fac Brd Ctf Ser B (Prerefunded
          @ 09/01/14) (FSA Insd)....................         5.250   09/01/19       5,654,250
  5,250   Arizona Tourism & Sports Auth Tax Rev
          Multipurpose Stad Fac Ser A (MBIA Insd)...         5.375   07/01/23       5,818,155
  2,280   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg
          (FSA Insd)................................         7.250   07/15/10       2,386,704
                                                                                -------------
                                                                                   13,859,109
                                                                                -------------
          ARKANSAS  0.9%
  1,930   Arkansas St Cap Apprec College Svg........           *     06/01/16       1,209,357
  2,000   Arkansas St Dev Fin Auth Rev St Agy Fac
          Donaghey Plaza Proj (FSA Insd)............         5.000   06/01/34       2,089,780
                                                                                -------------
                                                                                    3,299,137
                                                                                -------------
          CALIFORNIA  19.4%
  6,215   ABC, CA Uni Sch Dist Cap Apprec (FGIC
          Insd).....................................           *     08/01/34       1,408,070
      8   California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser B (AMT) (GNMA
          Collateralized)...........................         7.750   09/01/26           7,613
 10,000   California St (Prerefunded @ 03/01/10)
          (MBIA Insd)...............................         5.500   03/01/17      11,241,900
  3,000   California St Dept Wtr Res Ser A..........         5.875   05/01/16       3,397,830
  5,000   California St Pub Wks Brd Dept Gen Svc Cap
          East End A (AMBAC Insd)...................         5.125   12/01/21       5,346,300
  6,000   California St Pub Wks Brd Lease Rev Dept
          of Corrections St Prisons Ser A Rfdg
          (AMBAC Insd)..............................         5.250   12/01/13       6,762,480
  2,000   California St Pub Wks Brd Lease Rev Dept
          of Corrections St Prisons Ser A Rfdg
          (AMBAC Insd) (a)..........................         5.000   12/01/19       2,197,020
  5,000   California St Rfdg........................         5.000   02/01/19       5,276,450
  2,000   Florin, CA Res Consv Dist Cap Impt Elk
          Grove Wtr Svc Ser A (MBIA Insd)...........         5.000   09/01/33       2,097,320
 30,000   Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Ser A Rfdg............................           *     01/15/22      11,480,700
  1,000   Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A (Prerefunded @
          01/01/07).................................         6.500   01/01/32       1,061,250

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 3,350   Imperial Irr Dist CA Ctf Part Elec Sys
          Proj (FSA Insd) (b).......................         5.250%  11/01/19   $   3,658,233
  5,500   Port Oakland, CA Ser L (AMT) (FGIC
          Insd).....................................         5.000   11/01/32       5,627,050
  9,000   Riverside Cnty, CA Asset Leasing Corp
          Leasehold Rev Riverside Cnty Hosp Proj
          (MBIA Insd)...............................           *     06/01/21       4,174,740
  5,700   Sacramento, CA City Fin Auth Rev Comb Proj
          B (MBIA Insd).............................           *     11/01/15       3,668,121
 10,225   Santa Ana, CA Uni Sch Dist Ctf Part Cap
          Apprec Fin Proj (FSA Insd)................           *     04/01/32       2,654,819
  5,755   Southwestern Cmnty College Cap Apprec
          Election 2000 (FGIC Insd).................           *     08/01/29       1,724,773
                                                                                -------------
                                                                                   71,784,669
                                                                                -------------
          COLORADO  4.8%
  4,340   Adams & Arapahoe Cntys, CO Jt Sch Dist Ser
          A (FSA Insd)..............................         5.250   12/01/18       4,797,349
  4,290   Adams & Arapahoe Cntys, CO Jt Sch Dist Ser
          C (Prerefunded 12/01/06) (MBIA Insd)......         5.750   12/01/08       4,568,550
  3,000   Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj (Prerefunded @ 08/31/05) (c)...         7.000   08/31/26       3,133,980
  1,000   Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)
          (c).......................................         6.950   08/31/20       1,044,490
  9,000   Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser C (Prerefunded @
          08/31/05).................................           *     08/31/26       1,861,740
  2,000   Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A (Escrowed to
          Maturity).................................         5.500   03/01/32       2,233,320
                                                                                -------------
                                                                                   17,639,429
                                                                                -------------
          CONNECTICUT  1.4%
  5,000   Connecticut St Ser C (FGIC Insd) (a)......         5.000   04/01/22       5,366,100
                                                                                -------------

          DISTRICT OF COLUMBIA  1.4%
  5,000   Metropolitan Washington DC Arpt Auth Sys
          Ser A (AMT) (FGIC Insd)...................         5.250   10/01/32       5,217,550
                                                                                -------------

          FLORIDA  7.3%
  2,500   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
          Insd).....................................         5.250   10/01/21       2,633,525
  5,000   Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd).....................................         5.950   07/01/20       5,077,550
  3,980   Jacksonville, FL Port Auth (AMT) (MBIA
          Insd).....................................         5.700   11/01/30       4,311,773

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 2,780   Jacksonville, FL Port Auth (Prerefunded @
          11/01/10) (AMT) (MBIA Insd)...............         5.700%  11/01/30   $   3,088,997
 11,500   Miami-Dade Cnty, FL Aviation Rev Miami
          Intl Arpt (AMT) (FGIC Insd)...............         5.375   10/01/32      12,118,930
                                                                                -------------
                                                                                   27,230,775
                                                                                -------------
          GEORGIA  4.4%
  5,000   Georgia Muni Elec Auth Pwr Rev Ser B
          (Escrowed to Maturity) (FGIC Insd)........         5.700   01/01/19       5,779,450
  2,700   Marietta, GA Dev Auth Rev First Mtg Life
          College Ser B (FSA Insd) (b)..............         5.375   09/01/09       2,774,790
  2,205   Municipal Elec Auth GA Comb Cycle Proj Ser
          A (MBIA Insd).............................         5.000   11/01/20       2,383,781
  4,995   Municipal Elec Auth GA Comb Turbine Proj
          Ser A (MBIA Insd).........................         5.250   11/01/20       5,440,304
                                                                                -------------
                                                                                   16,378,325
                                                                                -------------
          HAWAII  3.1%
 10,430   Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Inc Ser A (AMT) (MBIA
          Insd).....................................         5.650   10/01/27      11,409,690
                                                                                -------------

          ILLINOIS  9.6%
  3,500   Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd)....................           *     01/01/17       1,677,130
  6,000   Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd) (d)...........................       0/5.750   01/01/29       6,147,120
  3,180   Illinois Hlth Fac Auth Rev Children's Mem
          Hosp (MBIA Insd)..........................         6.250   08/15/13       3,680,119
  1,485   Illinois Hlth Fac Auth Rev Evangelical
          Hosp Ser A Rfdg (FSA Insd)................         6.750   04/15/17       1,806,681
    825   Illinois Hlth Fac Auth Rev Evangelical
          Hosp Ser C (FSA Insd).....................         6.750   04/15/17       1,003,711
  1,000   Illinois Hlth Fac Auth Rev Highland Park
          Hosp Proj Ser A (Prerefunded @ 10/01/07)
          (MBIA Insd)...............................         5.750   10/01/17       1,083,720
  2,070   Northern IL Univ Ctf Part Hoffman Estates
          Ctr Proj (FSA Insd).......................         5.400   09/01/16       2,322,147
  5,000   Regional Trans Auth IL Ser A (AMBAC
          Insd).....................................         8.000   06/01/17       6,893,250
 10,000   Will Cnty, IL Sch Dist No 122 Ser B Rfdg
          (FGIC Insd)...............................         5.250   11/01/20      10,840,800
                                                                                -------------
                                                                                   35,454,678
                                                                                -------------

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          KANSAS  2.1%
$ 3,430   Kansas St Dev Fin Auth Rev KS Proj Ser N
          (AMBAC Insd) (b)..........................         5.250%  10/01/20   $   3,714,347
  3,615   Kansas St Dev Fin Auth Rev KS Proj Ser N
          (AMBAC Insd) (b)..........................         5.250   10/01/21       3,914,683
                                                                                -------------
                                                                                    7,629,030
                                                                                -------------
          KENTUCKY  0.2%
    500   Mount Sterling, KY Lease Rev KY League
          Cities Fdg Ser B..........................         6.100   03/01/18         593,560
                                                                                -------------

          LOUISIANA  7.2%
  5,000   Lafayette, LA Util Rev (MBIA Insd)........         5.250   11/01/21       5,484,800
  5,970   Louisiana Loc Govt Environment Southeastn
          LA Student Hsg A (MBIA Insd) (b)..........         5.250   08/01/24       6,462,406
  8,065   Louisiana St Office Fac Corp LA St Cap
          Complex Pgm (MBIA Insd) (b)...............         5.000   11/01/20       8,591,886
  6,000   Saint Charles Parish, LA Solid Waste Disp
          Rev LA Pwr & Lt Co Proj (AMT) (FSA Insd)
          (a).......................................         7.050   04/01/22       6,020,280
                                                                                -------------
                                                                                   26,559,372
                                                                                -------------
          MARYLAND  2.6%
  5,000   Maryland St Econ Dev Corp MD Aviation
          Admin Fac (AMT) (FSA Insd)................         5.375   06/01/20       5,414,550
  4,000   Maryland St Trans Auth Arpt Baltimore/WA
          Intl Arpt B (AMT) (AMBAC Insd)............         5.125   03/01/24       4,219,280
                                                                                -------------
                                                                                    9,633,830
                                                                                -------------
          MASSACHUSETTS  3.2%
  2,500   Massachusetts Bay Trans Auth Ser A........         5.000   07/01/32       2,602,175
  1,750   Massachusetts St Hlth & Ed Fac Auth Rev
          Hlthcare Sys Covenant Hlth................         6.000   07/01/31       1,863,767
    925   Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham (AMT)..........         6.900   12/01/29         978,003
    925   Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham (AMT)..........         6.950   12/01/35         978,733
  5,000   Massachusetts St Wtr Pollutn Abatement Tr
          Pool Prog Bds Ser 10......................         5.000   08/01/21       5,381,300
                                                                                -------------
                                                                                   11,803,978
                                                                                -------------
          MICHIGAN  3.9%
  5,000   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Dev Area No. 1 Proj Ser C1
          (Prerefunded @ 07/01/06)..................         6.250   07/01/25       5,298,000
  3,185   Detroit, MI Wtr Supply Sys Rev Sr Lien Ser
          A (MBIA Insd) (b).........................         5.250   07/01/20       3,501,971
  2,000   Kent Hosp Fin Auth MI Rev Met Hosp Proj
          Ser A.....................................         6.000   07/01/35       2,141,480
  3,090   Troy, MI Downtown Dev Auth Dev Rfdg (MBIA
          Insd).....................................         5.500   11/01/15       3,443,342
                                                                                -------------
                                                                                   14,384,793
                                                                                -------------

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MISSISSIPPI  0.5%
$ 2,000   Mississippi Bus Fin Corp MS Pollutn Ctl
          Rev Sys Energy Res Inc Proj...............         5.875%  04/01/22   $   2,025,100
                                                                                -------------

          MISSOURI  1.7%
  2,195   Missouri St Hlth & Ed Fac Rev Univ MO
          Columbia Arena Proj (b)...................         5.000   11/01/16       2,365,486
  4,000   Platte Cnty, MO Indl Dev Auth Trans Rev...         4.500   12/01/24       4,019,960
                                                                                -------------
                                                                                    6,385,446
                                                                                -------------
          NEVADA  3.4%
  8,000   Clark Cnty, NV Arpt Rev Sub Lien Ser A-2
          (FGIC Insd)...............................         5.000   07/01/36       8,312,640
  4,000   Clark Cnty, NV Indl Dev Rev Southwest Gas
          Corp Proj Ser A (AMT) (AMBAC Insd)........         5.250   07/01/34       4,196,480
    290   Nevada Hsg Div Single Family Pgm Mezz B
          (AMT) (FHA/VA Gtd)........................         6.550   10/01/12         293,692
                                                                                -------------
                                                                                   12,802,812
                                                                                -------------
          NEW JERSEY  9.2%
  5,000   Essex Cnty, NJ Impt Auth Rev Cnty Gtd Proj
          Consldtn Rfdg (MBIA Insd).................         5.125   10/01/20       5,431,700
  1,400   New Jersey Econ Dev Auth Rev Cigarette
          Tax.......................................         5.750   06/15/29       1,502,088
  4,350   New Jersey Econ Dev Wtr NJ Amern Wtr Co
          Inc Ser A (AMT) (FGIC Insd)...............         5.250   07/01/38       4,508,297
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Gen
          Hosp Ctr at Passaic (Escrowed to Maturity)
          (FSA Insd)................................         6.750   07/01/19       3,164,700
  1,695   New Jersey Hlthcare Fac Fin Auth Rev Gen
          Hosp Ctr Passaic (Escrowed to Maturity)
          (FSA Insd)................................         6.000   07/01/06       1,730,341
 10,000   New Jersey St Ed Fac Auth Higher Ed Cap
          Impt Ser A (AMBAC Insd)...................         5.250   09/01/20      10,873,800
  6,750   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth
          Rev Pollutn Ctl Pub Svc Elec & Gas Ser A
          (AMT) (MBIA Insd).........................         5.450   02/01/32       6,806,228
                                                                                -------------
                                                                                   34,017,154
                                                                                -------------
          NEW YORK  18.0%
  7,000   Metropolitan Trans Auth NY Ser A Rfdg
          (FGIC Insd)...............................         5.250   11/15/31       7,523,320
  5,000   Metropolitan Trans Auth NY Svc Contract
          Ser A Rfdg (AMBAC Insd)...................         5.000   07/01/30       5,212,200
  3,500   New York City Ser C.......................         5.500   08/01/13       3,906,175
  7,500   New York City Ser E (FSA Insd)............         5.000   11/01/20       8,060,550
  6,000   New York City Transitional Fin Auth Rev
          Future Tax Secd Ser A Rfdg (d)............  5.500/14.000   11/01/26       6,675,300
  8,240   New York City Transitional Future Tax Secd
          Ser C Rfdg (AMBAC Insd)...................         5.250   08/01/18       9,054,030

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 7,575   New York St Dorm Auth Rev City Univ Sys
          Con Ser A.................................         5.625%  07/01/16   $   8,664,588
  3,845   New York St Dorm Auth Rev Secd Hosp Gen
          Hosp Rfdg.................................         5.750   02/15/20       4,271,141
  2,310   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)......         5.375   11/01/13       2,337,720
  5,000   New York St Ser G (Prerefunded @
          02/01/06).................................         5.750   02/01/14       5,190,600
  5,000   New York St Urban Dev Corp Rev St Fac
          Rfdg......................................         5.700   04/01/20       5,870,850
                                                                                -------------
                                                                                   66,766,474
                                                                                -------------
          OHIO  4.7%
  1,150   Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj......................................         7.500   01/01/30       1,293,428
  2,000   Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Dale Bridge Apt (AMT) (GNMA
          Collateralized)...........................         6.600   10/20/30       2,057,200
  3,540   Franklin Cnty, OH Hosp Rev & Impt Doctor's
          Hosp Proj Rfdg (Escrowed to Maturity).....         5.875   12/01/23       3,574,798
  1,500   Mahoning Cnty, OH Hosp Fac Forum Hlth
          Oblig Group Ser A.........................         6.000   11/15/32       1,611,915
  5,130   Muskingum Cnty, OH Hosp Fac Rev Bethesda
          Care Sys Impt Rfdg (Connie Lee Insd)
          (b).......................................         6.250   12/01/10       5,482,688
  2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
          OH Edison Co Proj Rfdg....................         5.950   05/15/29       2,020,280
  1,280   Toledo Lucas Cnty, OH Port Auth Dev Rev
          Northwest OH Bd Fd Ser C (AMT) (b)........         6.600   11/15/15       1,356,467
                                                                                -------------
                                                                                   17,396,776
                                                                                -------------
          OKLAHOMA  0.5%
  1,500   Jenks, OK Aquarium Auth Rev First Mtg
          (Prerefunded 07/01/10) (MBIA Insd)........         6.100   07/01/30       1,725,075
                                                                                -------------

          OREGON  3.7%
  5,000   Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd).....................................         5.250   07/01/22       5,471,350
  2,745   Oregon St Dept Admin Ser A (Prerefunded @
          11/01/05) (MBIA Insd).....................         5.250   11/01/10       2,809,068
  5,000   Oregon St Dept Admin Ser C Rfdg (MBIA
          Insd).....................................         5.250   11/01/18       5,453,500
                                                                                -------------
                                                                                   13,733,918
                                                                                -------------
          PENNSYLVANIA  2.3%
  2,500   Harrisburg, PA Auth Res Gtd Sub Ser D-2
          (Variable Rate Coupon) (FSA Insd).........         5.000   12/01/33       2,722,225
  2,535   Pennsylvania St Higher Ed UPMC Hlth Sys
          Ser A.....................................         6.250   01/15/17       2,862,370
  1,000   Pennsylvania St Higher Ed UPMC Hlth Sys
          Ser A.....................................         6.250   01/15/18       1,126,950

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,370   Philadelphia, PA Hosp & Higher Ed Fac Auth
          Rev Cmnty College Ser B Rfdg (MBIA Insd)
          (b).......................................         6.500%  05/01/08   $   1,505,260
    465   Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A (Escrowed to Maturity)..............         6.000   12/01/05         473,858
                                                                                -------------
                                                                                    8,690,663
                                                                                -------------
          SOUTH CAROLINA  2.2%
  1,015   Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
          (FSA Insd) (b)............................         5.000   01/01/11       1,101,255
  6,500   South Carolina Jobs Econ Dev Auth Indl Rev
          Elec & Gas Co Proj Ser A (AMBAC Insd).....         5.200   11/01/27       6,968,325
                                                                                -------------
                                                                                    8,069,580
                                                                                -------------
          TENNESSEE  4.0%
  7,050   Hallsdale Powell Util Dist Knox Cnty TN
          Wtr & Swr Rev Impt Ser B (FGIC Insd)......         5.000   04/01/34       7,366,122
 12,525   Johnson City, TN Hlth & Ed Fac Brd Hosp
          Rev Cap Apprec First Mtg Ser A Rfdg (MBIA
          Insd).....................................           *     07/01/26       4,411,430
  2,500   Johnson City, TN Hlth & Ed Fac Brd Hosp
          Rev First Mtg Mtn St Hlth Ser A Rfdg (MBIA
          Insd).....................................         7.500   07/01/25       3,145,675
                                                                                -------------
                                                                                   14,923,227
                                                                                -------------
          TEXAS  14.7%
  1,585   Brazos River Auth TX Pollutn Ctl Rev Adj
          TXU Elec Co Proj Ser C Rfdg (Variable Rate
          Coupon) (AMT).............................         5.750   05/01/36       1,721,326
  5,000   Dallas-Fort Worth, TX Intl Arpt Rev Impt
          Jt Ser A Rfdg (AMT) (FGIC Insd)...........         5.500   11/01/31       5,289,400
  2,345   Denton Cnty, TX Perm Impt (Prerefunded
          07/15/10) (b).............................         5.500   07/15/19       2,568,150
  1,000   Harris Cnty, TX Hlth Fac Dev Mem Hermann
          Hlthcare Ser A............................         6.375   06/01/29       1,104,220
  5,000   Harris Cnty, TX Sr Lien Toll Rd Rfdg (FSA
          Insd).....................................         5.125   08/15/32       5,229,500
  4,655   Houston, TX Arpt Sys Rev Sub Lien (FSA
          Insd).....................................         5.500   07/01/15       5,179,898
  3,000   Houston, TX Arpt Sys Rev Sub Lien Ser A
          (AMT) (FSA Insd)..........................         5.625   07/01/30       3,234,270
  3,920   Lower Colorado Riv Auth TX LCRA Svcs Corp
          Proj Rfdg (FGIC Insd).....................         5.000   05/15/33       4,030,779
  5,000   Matagorda Cnty, TX Navig Dist No 1 Rev
          Houston Lt Rfdg (AMT) (AMBAC Insd) (c)....         5.125   11/01/28       5,429,100
  2,000   Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.......................         7.250   01/01/31       2,039,440
  3,325   North Cent TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A...................         5.125   05/15/29       3,421,425
  3,610   San Antonio, TX Elec & Gas Sys Rfdg.......         5.375   02/01/16       3,945,730

                                               See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,390   San Antonio, TX Elec & Gas Sys Rfdg
          (Prerefunded @ 02/01/12)..................         5.375%  02/01/16   $   1,546,222
  3,960   Stafford, TX Econ Dev Corp (FGIC Insd)....         5.500   09/01/30       4,397,738
  5,000   Wylie, TX Indpt Sch Dist Rfdg (PSF Gtd)...         5.000   08/15/30       5,156,700
                                                                                -------------
                                                                                   54,293,898
                                                                                -------------
          UTAH  0.8%
  4,950   Intermountain Pwr Agy UT Pwr Supply Rev
          Ser A Rfdg (Escrowed to Maturity)
          (FGIC Insd)...............................           *     07/01/17       2,821,104
                                                                                -------------

          WASHINGTON  7.7%
  5,000   Clark Cnty, WA Sch Dist 114 (FSA Insd)....         5.250   06/01/19       5,482,400
  3,630   King City, WA Ser B (Prerefunded @
          12/01/07).................................         5.900   12/01/14       3,966,791
  1,370   King Cnty, WA Ser B (Prerefunded @
          12/01/07).................................         5.900   12/01/14       1,497,109
  2,245   King Cnty, WA Ser B (Prerefunded @
          12/01/07).................................         6.625   12/01/15       2,493,611
  4,000   Washington St Pub Pwr Supply Ser A Rfdg
          (FGIC Insd)...............................         7.000   07/01/08       4,470,840
 10,000   Washington St Pub Pwr Supply Ser A Rfdg
          (AMBAC Insd)..............................         5.700   07/01/09      10,521,300
                                                                                -------------
                                                                                   28,432,051
                                                                                -------------
          WEST VIRGINIA  1.6%
  5,920   Harrison Cnty, WV Cnty Cmnty Solid Waste
          Disp Rev West PA Pwr Co Ser C (AMT) (AMBAC
          Insd).....................................         6.750   08/01/24       6,056,930
                                                                                -------------

          WISCONSIN  0.8%
  2,675   Wisconsin St Hlth & Ed Fac FH Hlthcare Dev
          Inc Proj..................................         6.250   11/15/28       2,848,099
                                                                                -------------


See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          PUERTO RICO  3.6%
$ 7,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser Y Rfdg (FSA Insd) (a).............         6.250%  07/01/21   $   8,886,010
  4,000   Puerto Rico Pub Bldgs Auth Gtd Pub Ed &
          Hlth Fac Ser M Rfdg (MBIA Insd)...........         5.600   07/01/08       4,333,120
                                                                                -------------
                                                                                   13,219,130
                                                                                -------------
TOTAL LONG-TERM INVESTMENTS 157.5%
  (Cost $543,446,761)........................................................     583,087,053

SHORT-TERM INVESTMENTS  1.1%
  (Cost $4,100,000)..........................................................       4,100,000
                                                                                -------------

TOTAL INVESTMENTS  158.6%
  (Cost $547,546,761)........................................................     587,187,053
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%..................................       8,266,696
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (60.8%)..................    (225,191,898)
                                                                                -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 370,261,851
                                                                                =============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) The Trust owns 100% of the bond issuance.

(c) Security converts to a fixed coupon rate at a predetermined date.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Public School Fund



                       See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $547,546,761).......................  $587,187,053
Cash........................................................         3,082
Receivables:
  Interest..................................................     8,762,166
  Investments Sold..........................................     2,112,200
  Variation Margin on Futures...............................       221,250
Other.......................................................         2,491
                                                              ------------
    Total Assets............................................   598,288,242
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,034,620
  Investment Advisory Fee...................................       267,133
  Income Distributions--Common Shares.......................        56,705
  Other Affiliates..........................................        24,415
Trustees' Deferred Compensation and Retirement Plans........       328,080
Accrued Expenses............................................       123,540
                                                              ------------
    Total Liabilities.......................................     2,834,493
Preferred Shares (including accrued distributions)..........   225,191,898
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $370,261,851
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($370,261,851 divided by
  23,555,115 shares outstanding)............................  $      15.72
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................  $    235,551
Paid in Surplus.............................................   330,817,133
Net Unrealized Appreciation.................................    39,125,111
Accumulated Undistributed Net Investment Income.............     1,635,355
Accumulated Net Realized Loss...............................    (1,551,299)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $370,261,851
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 9,000 issued with liquidation preference of
  $25,000 per share)........................................  $225,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $595,261,851
                                                              ============


See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $14,565,083
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,617,837
Preferred Share Maintenance.................................      313,258
Trustees' Fees and Related Expenses.........................       36,635
Legal.......................................................       30,554
Custody.....................................................       17,538
Other.......................................................      125,847
                                                              -----------
    Total Expenses..........................................    2,141,669
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,423,414
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,434,758
  Futures...................................................    1,721,541
                                                              -----------
Net Realized Gain...........................................    3,156,299
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   40,650,218
                                                              -----------
  End of the Period:
    Investments.............................................   39,640,292
    Futures.................................................     (515,181)
                                                              -----------
                                                               39,125,111
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,525,107)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,631,192
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(2,051,834)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $12,002,772
                                                              ===========


                                             See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE            FOR THE
                                                           SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2005    OCTOBER 31, 2004
                                                           -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 12,423,414       $ 24,740,659
Net Realized Gain/Loss...................................       3,156,299         (4,966,234)
Net Unrealized Appreciation/Depreciation During the
  Period.................................................      (1,525,107)         7,913,408
Distributions to Preferred Shareholders:
  Net Investment Income..................................      (2,051,834)        (2,460,484)
                                                             ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations.............................................      12,002,772         25,227,349
Distributions to Common Shareholders:
  Net Investment Income..................................     (10,634,692)       (23,212,687)
                                                             ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES..................................       1,368,080          2,014,662

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................     368,893,771        366,879,109
                                                             ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,635,355 and $1,898,467,
  respectively)..........................................    $370,261,851       $368,893,771
                                                             ============       ============


See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                SIX
                                                               MONTHS
                                                               ENDED
                                                             APRIL 30,     ------------------
                                                                2005        2004       2003
                                                             --------------------------------

NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 15.66      $ 15.58    $ 15.63
                                                              -------      -------    -------
 Net Investment Income......................................      .53         1.05       1.10
 Net Realized and Unrealized Gain/Loss......................      .07          .12       (.04)
 Common Share Equivalent of Distributions Paid to Preferred
   Shareholders:
   Net Investment Income....................................     (.09)        (.10)      (.10)
                                                              -------      -------    -------
Total from Investment Operations............................      .51         1.07        .96
 Distributions Paid to Common Shareholders:
   Net Investment Income....................................     (.45)        (.99)     (1.01)
                                                              -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 15.72      $ 15.66    $ 15.58
                                                              =======      =======    =======

Common Share Market Price at End of the Period..............  $ 13.50      $ 14.46    $ 14.70
Total Return (b)............................................   -3.55%*       5.25%      9.61%
Net Assets Applicable to Common Shares at End of the Period
 (In millions)..............................................  $ 370.3      $ 368.9    $ 366.9
Ratio of Expenses to Average Net Assets Applicable to Common
 Shares (c).................................................    1.17%        1.32%      1.33%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (c)............................    6.80%        6.76%      6.99%
Portfolio Turnover..........................................       9%*         24%        30%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
 Shares (c).................................................     .73%         .82%       .83%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d)............................    5.68%        6.09%      6.37%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    9,000        9,000      9,000
Asset Coverage Per Preferred Share (e)......................  $66,162      $65,999    $65,769
Involuntary Liquidating Preference Per Preferred Share......  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios, and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of divided payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------------
                       2002 (A)    2001      2000       1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------

                       $ 15.68    $ 14.38   $ 13.80   $  15.64   $  15.14   $  14.50   $  14.37   $  12.90
                       -------    -------   -------   --------   --------   --------   --------   --------
                          1.11       1.13      1.15       1.14       1.14       1.16       1.17       1.18
                          (.06)      1.25       .63      (1.86)       .51        .63        .13       1.57
                          (.13)      (.31)     (.39)      (.31)      (.34)      (.34)      (.34)      (.38)
                       -------    -------   -------   --------   --------   --------   --------   --------
                           .92       2.07      1.39      (1.03)      1.31       1.45        .96       2.37
                          (.97)      (.77)     (.81)      (.81)      (.81)      (.81)      (.83)      (.90)
                       -------    -------   -------   --------   --------   --------   --------   --------
                       $ 15.63    $ 15.68   $ 14.38   $  13.80   $  15.64   $  15.14   $  14.50   $  14.37
                       =======    =======   =======   ========   ========   ========   ========   ========

                       $ 14.37    $ 13.78   $ 12.25   $12.0625   $  14.75   $13.5625   $ 12.375   $  12.75
                        11.50%     19.22%     8.56%    -13.29%     15.10%     16.61%      3.70%     27.67%
                       $ 368.1    $ 369.3   $ 338.7   $  325.1   $  368.5   $  356.6   $  341.5   $  338.4
                         1.46%      1.63%     1.77%      1.67%      1.67%      1.70%      1.77%      1.80%
                         7.22%      7.49%     8.36%      7.56%      7.41%      7.93%      8.15%      8.67%
                           38%        30%       25%        35%        24%        32%        42%        50%

                          .90%      1.00%     1.05%      1.02%      1.03%      1.03%      1.06%      1.06%

                         6.36%      5.44%     5.55%      5.50%      5.21%      5.61%      5.78%      5.90%

                         9,000      9,000     9,000      9,000      4,500      4,500      4,500      4,500
                       $65,910    $66,028   $62,631   $ 61,123   $131,890   $129,243   $125,881   $125,198
                       $25,000    $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
                       $25,000    $25,000   $25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $5,643,037 which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$2,246,517..................................................   October 31, 2007
 3,396,520..................................................   October 31, 2012

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $546,878,897
                                                              ============
Gross tax unrealized appreciation...........................  $ 40,709,557
Gross tax unrealized depreciation...........................      (401,401)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 40,308,156
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $185,505
  Long-term capital gain....................................       -0-
                                                              --------
                                                              $185,505
                                                              ========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $169,276

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $13,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

approximately $31,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $54,605,076 and $52,364,457, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors, or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an arrangement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended April 30, 2005, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2004.............................    1,297
Futures Opened..............................................    2,589
Futures Closed..............................................   (3,001)
                                                               ------
Outstanding at April 30, 2005...............................      885
                                                               ======

    The futures contracts outstanding as of April 30, 2005, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures June 2005 (Current
  Notional Value of $108,453 per contract)..................     885         $(515,181)
                                                                 ---         ---------

5. PREFERRED SHARES

The Trust has outstanding 9,000 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 2,000 shares and Series E contains 1,000 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days. The dividend period for Series B, C and D is 28 days. The average rate in effect on April 30, 2005 was 2.578%. During the six months ended April 30, 2005, the rates ranged from 1.400% to 2.960%.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VKV SAR 6/05 RN05-01315P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX J

                         PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of the Van Kampen Advantage Municipal Income Trust II, Van Kampen Municipal Opportunity Trust II and the Value Municipal Income Trust. The statements are presented as of January 31, 2005, the most recent period for which financial information is currently available.

The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on January 31, 2005. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended January 31, 2005. The pro forma statements give effect to the proposed exchange of Van Kampen Advantage Municipal Income Trust II shares for the assets and liabilities of the Van Kampen Municipal Opportunity Trust II and Van Kampen Value Municipal Income Trust, with Van Kampen Advantage Municipal Income Trust II being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America. The historical cost basis of the investments is carried over to the surviving entity. There is no guarantee that the portfolio of investments of the surviving entity on the closing date of the transaction will match the Pro Forma Portfolio of Investments presented herein. All or a portion of the securities acquired in the transaction could be sold by the surviving entity; however, there is no plan or intention to sell securities acquired in the transaction other than in the ordinary course of business.

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)


                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                               VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                  MUNICIPAL BONDS 159.6%
                                  ALASKA    0.2%
                $1,000  $ 1,000   Alaska St Hsg Fin Corp
                                  Gen Hsg Ser A
                                  (FGIC Insd)               5.250  12/01/41 $             $             $  1,065,960   $  1,065,960
                                                                            -------------------------------------------------------

                                  ALABAMA    2.1%
$1,000  $1,000            2,000   Birmingham Baptist
                                  Med Ctr AL Baptist
                                  Hlth Sys Ser A            5.875  11/15/24    1,066,150     1,066,150                    2,132,300
         5,000            5,000   Birmingham Baptist
                                  Med Ctr AL Spl Care
                                  Fac Fin Auth Rev
                                  (MBIA Insd)               5.750  11/15/10                  5,361,950                    5,361,950
         4,000            4,000   Jefferson Cnty, AL
                                  Ltd Oblig Sch Wt Ser A    5.250  01/01/23                  4,300,320                    4,300,320
 1,090                    1,090   Lee Cnty, AL
                                  Sch Wts Ltd Oblig
                                  (MBIA Insd) (a)           5.000  02/01/17    1,184,917                                  1,184,917
             4                4   Mobile, AL Indl Dev Brd
                                  Solid Waste Disp Rev
                                  Mobile Energy Svc Co
                                  Proj Rfdg                 6.950  01/01/20                         22                           22
 1,000                    1,000   Valley, AL Spl Care Fac
                                  Fin Auth Rev Lanier Mem
                                  Hosp Ser A                5.600  11/01/16    1,014,250                                  1,014,250
                                                                            -------------------------------------------------------
                                                                               3,265,317    10,728,442                   13,993,759
                                                                            -------------------------------------------------------

                                  ARIZONA    4.8%
 5,000                    5,000   Arizona Sch Fac Brd
                                  Ctfs Ser B (FGIC Insd)    5.250  09/01/18    5,541,300                                  5,541,300
         5,000            5,000   Arizona Sch Fac Brd
                                  Ctfs Ser B (FSA Insd)     5.250  09/01/19                  5,592,550                    5,592,550
                 3,000    3,000   Arizona St Transn Brd
                                  Hwy Rev Ser B             5.250  07/01/19                                3,328,260      3,328,260
 2,235                    2,235   Arizona Tourism &
                                  Sports Auth Tax Rev
                                  Multipurpose Stad Fac
                                  Ser A (MBIA Insd)         5.375  07/01/21    2,510,777                                  2,510,777
         5,250            5,250   Arizona Tourism &
                                  Sports Auth Tax Rev
                                  Multipurpose Stad Fac
                                  Ser A (MBIA Insd)         5.375  07/01/23                  5,885,302                    5,885,302
                 2,000    2,000   Phoenix, AZ Civic Impt
                                  Corp Arpt Rev Jr Lien
                                  (AMT) (FGIC Insd)         5.375  07/01/29                                2,039,760      2,039,760
         2,280     765    3,045   Pima Cnty, AZ Indl Dev
                                  Auth Indl Rev Lease
                                  Oblig Irvington Proj
                                  Tucson Ser A Rfdg
                                  (FSA Insd)                7.250  07/15/10                  2,383,512       799,731      3,183,243
 2,685                    2,685   South Campus Group LLC
                                  AZ Std Hsg Rev AZ St
                                  Univ South Campus Proj
                                  (MBIA Insd)               5.625  09/01/35    3,028,358                                  3,028,358
                 1,300    1,300   Tempe, AZ Excise Tax
                                  Rev Rfdg                  5.250  07/01/18                                1,447,927      1,447,927
                                                                            -------------------------------------------------------
                                                                              11,080,435    13,861,364     7,615,678     32,557,477
                                                                            -------------------------------------------------------

                                  ARKANSAS    0.5%
         1,930            1,930   Arkansas St Cap Apprec
                                  College Svg                 *    06/01/16                  1,209,782                    1,209,782
         2,305            2,305   Arkansas St Dev Fin
                                  Auth Rev St Agy Fac
                                  Donaghey Plaza Proj
                                  (FSA Insd)                5.000  06/01/34                  2,408,886                    2,408,886
                                                                            -------------------------------------------------------
                                                                                             3,618,668                    3,618,668
                                                                            -------------------------------------------------------

                                  CALIFORNIA    20.6%
         6,215            6,215   ABC, CA Uni Sch Dist
                                  Cap Apprec (FGIC Insd)      *    08/01/34                  1,404,776                    1,404,776
                 6,000    6,000   Anaheim, CA Pub Fin
                                  Auth Lease Rev Cap
                                  Apprec Pub Impt Proj
                                  Ser C (FSA Insd)            *    09/01/19                                3,097,680      3,097,680
 7,195                    7,195   Anaheim, CA Pub Fin
                                  Auth Lease Rev Cap
                                  Apprec Pub Impt Proj
                                  Ser C (FSA Insd)            *    09/01/21    3,332,724                                  3,332,724
                 5,000    5,000   Anaheim, CA Pub Fin
                                  Auth Lease Rev Cap
                                  Apprec Pub Impt Proj
                                  Ser C (FSA Insd)            *    09/01/32                                1,234,800      1,234,800
 1,300                    1,300   Anaheim, CA Pub Fin
                                  Auth Lease Rev Pub
                                  Impt Proj Ser C (FSA
                                  Insd)                     6.000  09/01/16    1,568,515                                  1,568,515
                 2,095    2,095   Bay Area Govt Assn CA
                                  Rev Tax Alloc CA Redev
                                  Pool Ser A (XLCA Insd)    5.250  09/01/35                                2,237,167      2,237,167
             8                8   California Rural Home
                                  Mtg Fin Auth Single
                                  Family Mtg Rev Ser B
                                  (AMT) (GNMA
                                  Collateralized)           7.750  09/01/26                      7,544                        7,544
                 1,000    1,000   California St
                                  (AMBAC Insd)              5.125  10/01/27                                1,057,450      1,057,450
        10,000           10,000   California St
                                  (MBIA Insd)               5.500  03/01/17                 11,111,200                   11,111,200

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)


                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                              VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
         3,000            3,000   California St Dept Wtr
                                  Res Ser A                 5.875  05/01/16                  3,428,250                    3,428,250
                 2,800    2,800   California St Dept Wtr
                                  Res Pwr Ser A
                                  (AMBAC Insd)              5.500  05/01/16                                3,177,468      3,177,468
 2,000                    2,000   California St Dept Wtr
                                  Res Pwr Ser A             6.000  05/01/15    2,328,960                                  2,328,960
 2,345                    2,345   California St Dept Wtr
                                  Res Pwr Supply Rev
                                  Ser A (XLCA Insd)         5.375  05/01/17    2,616,152                                  2,616,152
         5,000            5,000   California St Pub Wks
                                  Brd Dept Gen Svc Cap
                                  East End A (AMBAC Insd)   5.125  12/01/21                  5,390,500                    5,390,500
         2,000   2,000    4,000   California St Pub Wks
                                  Brd Lease Rev Dept of
                                  Corrections St Prisons
                                  Ser A Rfdg (AMBAC Insd)
                                  (c)                       5.000  12/01/19                  2,210,680     2,210,680      4,421,360
         6,000            6,000   California St Pub Wks
                                  Brd Lease Rev Dept of
                                  Corrections St Prisons
                                  Ser A Rfdg (AMBAC Insd)   5.250  12/01/13                  6,844,500                    6,844,500
 2,500           2,500    5,000   California St Pub Wks
                                  Brd Lease Rev Dept of
                                  Mental Hlth Coalinga
                                  Ser A                     5.000  06/01/24    2,614,625                   2,614,625      5,229,250
 4,600                    4,600   California St Pub Wks
                                  Brd Lease Rev Var Univ
                                  CA Proj Ser A Rfdg (c)    5.500  06/01/10    5,100,250                                  5,100,250
 5,905                    5,905   California St Pub Wks
                                  Brd Lease Rev Var Univ
                                  CA Proj Ser A Rfdg        5.500  06/01/14    6,657,120                                  6,657,120
         5,000            5,000   California St Rfdg        5.000  02/01/19                  5,323,050                    5,323,050
         2,000            2,000   Florin, CA Res Consv
                                  Dist Cap Impt Elk Grove
                                  Wtr Svc Ser A
                                  (MBIA Insd)               5.000  09/01/33                  2,091,000                    2,091,000
 5,000                    5,000   Foothill/Eastern
                                  Corridor Agy CA Toll Rd
                                  Rev Cap Apprec Rfdg
                                  (MBIA Insd)                 *    01/15/18    2,597,050                                  2,597,050
        30,000           30,000   Foothill/Eastern
                                  Corridor Agy CA Toll Rd
                                  Rev Ser A Rfdg              *    01/15/22                 11,384,700                   11,384,700
 2,000   1,000            3,000   Foothill/Eastern
                                  Corridor Agy CA Toll Rd
                                  Rev Sr Lien Ser A
                                  (Prerefunded @
                                  01/01/07)                 6.500  01/01/32    2,157,160     1,078,580                    3,235,740
         3,350            3,350   Imperial Irr Dist CA
                                  Ctf Part Elec Sys Proj
                                  (FSA Insd) (a)            5.250  11/01/19                  3,709,823                    3,709,823
                 3,950    3,950   Los Angeles, CA Dept
                                  Wtr & Pwr Ser A
                                  (FGIC Insd)               5.125  07/01/40                                4,123,049      4,123,049
 5,000                    5,000   Los Angeles, CA Uni Sch
                                  Dist Ser A (FSA Insd)     5.250  07/01/20    5,550,600                                  5,550,600
 2,465                    2,465   Los Angeles, CA Uni Sch
                                  Dist Ser B (FGIC Insd)    5.000  07/01/23    2,638,684                                  2,638,684
         5,500            5,500   Port Oakland, CA Ser L
                                  (AMT) (FGIC Insd)         5.000  11/01/32                  5,637,005                    5,637,005
         9,000            9,000   Riverside Cnty, CA
                                  Asset Leasing Corp
                                  Leasehold Rev Riverside
                                  Cnty Hosp Proj
                                  (MBIA Insd)                 *    06/01/21                  4,237,740                    4,237,740
         5,700            5,700   Sacramento, CA City Fin
                                  Auth Rev Comb Proj B
                                  (MBIA Insd)                 *    11/01/15                  3,626,112                    3,626,112
                13,880   13,880   San Joaquin Hills, CA
                                  Transn Corridor Agy
                                  Toll Rd Rev Cap Apprec
                                  Ser A Rfdg (MBIA Insd)      *    01/15/28                                4,422,446      4,422,446
        10,225           10,225   Santa Ana, CA Uni Sch
                                  Dist Ctf Part Cap
                                  Apprec Fin Proj
                                  (FSA Insd)                  *    04/01/32                  2,539,788                    2,539,788
         5,755            5,755   Southwestern Cmnty
                                  College Cap Apprec
                                  Election 2000 (FGIC
                                  Insd)                       *    08/01/29                  1,689,783                    1,689,783
                 2,720    2,720   Washington, CA Uni Sch
                                  Dist Yolo Cnty Election
                                  2004 Ser A (FGIC Insd)
                                  (a)                       5.250  08/01/19                                3,025,701      3,025,701
 3,070                    3,070   Washington, CA Uni Sch
                                  Dist Yolo Cnty Ser A
                                  (FGIC Insd) (a)           5.250  08/01/20    3,409,603                                  3,409,603
                                                                            -------------------------------------------------------
                                                                              40,571,443    71,715,031    27,201,066    139,487,540
                                                                            -------------------------------------------------------
                                  COLORADO    7.3%
         4,340            4,340   Adams & Arapahoe Cntys,
                                  CO Jt Sch Dist Ser A
                                  (FSA Insd)                5.250  12/01/18                  4,845,133                    4,845,133
         4,290            4,290   Adams & Arapahoe Cntys,
                                  CO Jt Sch Dist Ser C
                                  (Prerefunded @ 12/01/06)
                                  (MBIA Insd)               5.750  12/01/08                  4,630,497                    4,630,497
 1,000   3,000   1,000    5,000   Arapahoe Cnty, CO Cap
                                  Impt Tr Fd Hwy Rev
                                  E-470 Proj (Prerefunded
                                  @ 08/31/05) (b)           7.000  08/31/26    1,058,100     3,174,300     1,058,100      5,290,500
         1,000            1,000   Arapahoe Cnty, CO Cap
                                  Impt Tr Fd Hwy Rev
                                  E-470 Proj Ser B
                                  (Prerefunded @
                                  08/31/05) (b)             6.950  08/31/20                  1,057,820                    1,057,820
 7,500   9,000   5,000   21,500   Arapahoe Cnty, CO Cap
                                  Impt Tr Fd Hwy Rev
                                  E-470 Proj Ser C
                                  (Prerefunded @
                                  08/31/05)                   *    08/31/26    1,546,200     1,855,440     1,030,800      4,432,440
                 1,475    1,475   Colorado Ed & Cultural
                                  Fac Auth Rev Charter
                                  Sch Proj Impt & Rfdg
                                  (XLCA Insd)               5.250  08/15/19                                1,631,704      1,631,704

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)



                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                              VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 1,945                    1,945   Colorado Ed & Cultural
                                  Impt Charter Sch
                                  Pinnacle Rfdg
                                  (XLCA Insd)               5.250  06/01/23    2,115,032                                  2,115,032
 1,000   2,000            3,000   Colorado Hlth Fac Auth
                                  Rev Catholic Hlth
                                  Initiatives Ser A
                                  (Escrowed to Maturity)    5.500  03/01/32    1,130,620     2,261,240                    3,391,860
 1,250           1,000    2,250   Colorado Hlth Fac Auth
                                  Rev Hosp Portercare
                                  Adventist Hlth            6.500  11/15/31    1,388,962                   1,111,170      2,500,132
                   165      165   Colorado Hsg Fin Auth
                                  Single Family Pgm Sr
                                  Ser A2 (AMT)              7.250  05/01/27                                  166,685        166,685
                   109      109   Colorado Hsg Fin Auth
                                  Single Family Pgm Sr
                                  Ser B1 (AMT)              7.650  11/01/26                                  110,184        110,184
         6,495            6,495   Colorado Springs, CO
                                  Utils Rev (Escrowed to
                                  Maturity)                 6.600  11/15/18                  8,231,308                    8,231,308
 1,500                    1,500   Denver, CO City & Cnty
                                  Arpt Rev Ser D (AMT)      7.750  11/15/13    1,814,460                                  1,814,460
 3,515                    3,515   E-470 Pub Hwy Auth CO
                                  Rev Cap Apprec Sr Ser B
                                  (MBIA Insd)                 *    09/01/13    2,507,706                                  2,507,706
 6,160                    6,160   E-470 Pub Hwy Auth CO
                                  Rev Sr Ser A (MBIA Insd)  5.000  09/01/21    6,507,178                                  6,507,178
                                                                            -------------------------------------------------------
                                                                              18,068,258    26,055,738     5,108,643     49,232,639
                                                                            -------------------------------------------------------

                                  CONNECTICUT    1.1%
         5,000            5,000   Connecticut St Ser C
                                  (FGIC Insd) (c)           5.000  04/01/22                  5,418,200                    5,418,200
                 1,010    1,010   Mashantucket Western
                                  Pequot Tribe CT Spl Rev
                                  Ser A, 144-A Private
                                  Placement (d)             6.400  09/01/11                                1,072,923      1,072,923
                   990      990   Mashantucket Western
                                  Pequot Tribe CT Spl Rev
                                  Ser A, 144-A Private
                                  Placement (Prerefunded
                                  @ 09/01/07) (d)           6.400  09/01/11                                1,085,050      1,085,050
                                                                            -------------------------------------------------------
                                                                                             5,418,200     2,157,973      7,576,173
                                                                            -------------------------------------------------------

                                  DISTRICT OF COLUMBIA    0.8%
         5,000            5,000   Metropolitan Washington
                                  DC Arpt Auth Sys Ser A
                                  (AMT) (FGIC Insd)         5.250  10/01/32                  5,220,150                    5,220,150
                                                                            -------------------------------------------------------

                                  FLORIDA    6.3%
         2,500            2,500   Dade Cnty, FL Wtr & Swr
                                  Sys Rev (FGIC Insd)       5.250  10/01/21                  2,672,100                    2,672,100
         5,000            5,000   Escambia Cnty, FL Hlth
                                  Fac Auth Rev
                                  (AMBAC Insd)              5.950  07/01/20                  5,087,700                    5,087,700
         3,980            3,980   Jacksonville, FL Port
                                  Auth (AMT) (MBIA Insd)    5.700  11/01/30                  4,373,741                    4,373,741
         2,780            2,780   Jacksonville, FL Port
                                  Auth (Prerefunded @
                                  11/01/10) (AMT)
                                  (MBIA Insd)               5.700  11/01/30                  3,135,673                    3,135,673
                 3,000    3,000   Lake Cnty, FL Sch Brd
                                  Ctf Part (AMBAC Insd)     5.375  07/01/17                                3,352,080      3,352,080
        11,500           11,500   Miami-Dade Cnty, FL
                                  Aviation Rev Miami Intl
                                  Arpt (AMT) (FGIC Insd)    5.375  10/01/32                 12,128,130                   12,128,130
 5,000                    5,000   Osceola Cnty, FL Trans
                                  Rev Osceola Pkwy Proj &
                                  Rfdg (MBIA Insd)          5.000  04/01/22    5,398,200                                  5,398,200
                 5,000    5,000   Ocoee, FL Wtr & Swr Sys
                                  Rev Impt & Rfdg
                                  (AMBAC Insd)              5.125  10/01/33                                5,289,950      5,289,950
           995              995   Pinellas Cnty, FL Hsg
                                  Fin Auth Single Family
                                  Mtg Rev Multi Cnty Pgm
                                  Ser A (AMT)
                                  (GNMA Collateralized)     6.700  02/01/28                  1,015,636                    1,015,636
                                                                            -------------------------------------------------------
                                                                               5,398,200    28,412,980     8,642,030     42,453,210
                                                                            -------------------------------------------------------

                                  GEORGIA    4.4%
                 2,000    2,000   Atlanta, GA Wtr &
                                  Wastewtr Rev (FSA Insd)   5.000  11/01/21                                2,174,360      2,174,360
 5,000                    5,000   Clayton Cnty & Clayton
                                  Cnty GA Wtr Auth Wtr &
                                  Swr Rev                   5.000  05/01/20    5,476,700                                  5,476,700
         5,000            5,000   Georgia Muni Elec Auth
                                  Pwr Rev Ser B (Escrowed
                                  to Maturity)
                                  (FGIC Insd)               5.700  01/01/19                  5,926,150                    5,926,150
                 2,000    2,000   Georgia St Rd & Twy
                                  Auth Rev                  5.000  10/01/19                                2,186,060      2,186,060
         2,700            2,700   Marietta, GA Dev Auth
                                  Rev First Mtg Life
                                  College Ser B
                                  (FSA Insd) (a)            5.375  09/01/09                  2,797,524                    2,797,524
         2,205            2,205   Municipal Elec Auth GA
                                  Comb Cycle Proj Ser A
                                  (MBIA Insd)               5.000  11/01/20                  2,394,123                    2,394,123
         4,995   1,745    6,740   Municipal Elec Auth GA
                                  Comb Turbine Proj Ser A
                                  (MBIA Insd)               5.250  11/01/20                  5,540,654     1,935,624      7,476,278
             5                5   Municipal Elec Auth GA
                                  Comb Turbine Proj Ser A
                                  (Prerefunded @
                                  11/01/12) (MBIA Insd)     5.250  11/01/20                      5,657                        5,657
 1,000                    1,000   Richmond Cnty, GA Dev
                                  Auth ASU Jaguar Student
                                  Hsg LLC Ser A             5.250  02/01/35    1,028,230                                  1,028,230
                                                                            -------------------------------------------------------
                                                                               6,504,930    16,664,108     6,296,044     29,465,082
                                                                            -------------------------------------------------------

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)



                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                              VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                  HAWAII    1.7%
        10,430           10,430   Hawaii St Dept Budget &
                                  Fin Spl Purp Rev
                                  Hawaiian Elec Co Inc
                                  Ser A (AMT) (MBIA Insd)   5.650  10/01/27                11,405,205                   11,405,205
                                                                            -------------------------------------------------------

                                  ILLINOIS    10.2%
 3,750                    3,750   Bolingbrook, IL Cap
                                  Apprec Ser B
                                  (MBIA Insd)                 *    01/01/32      876,300                                    876,300
                 1,710    1,710   Bolingbrook, IL Cap
                                  Apprec Ser C Rfdg
                                  (MBIA Insd) (a)             *    01/01/29                                  522,405        522,405
                 5,400    5,400   Chicago, IL Brd of Ed
                                  Cap Apprec Sch Reform
                                  Ser B-1 (FGIC Insd)         *    12/01/28                                1,667,358      1,667,358
 3,365   3,500            6,865   Chicago, IL Cap Apprec
                                  (Prerefunded @ 07/01/05)
                                  (AMBAC Insd)                *    01/01/17    1,605,946     1,670,375                    3,276,321
         6,000            6,000   Chicago, IL Lakefront
                                  Millenium Pkg Fac
                                  (MBIA Insd) (e)         0/5.750  01/01/29                  6,076,200                    6,076,200
   335                      335   Chicago, IL Single
                                  Family Mtg Rev Ser A
                                  (AMT) (GNMA
                                  Collateralized)           7.000  09/01/27      336,531                                    336,531
    50                       50   Chicago, IL Single
                                  Family Mtg Rev Ser B
                                  (AMT) (GNMA
                                  Collateralized)           7.625  09/01/27       50,213                                     50,213
 3,345                    3,345   Cook Cnty, IL Sch Dist
                                  No 100 Berwyn South
                                  Ser D Rfdg (FSA Insd)     5.500  12/01/23    3,803,365                                  3,803,365
 2,540                    2,540   Cook Cnty, IL Sch Dist
                                  No 122 Oak Lawn Cap
                                  Apprec (FGIC Insd) (a)      *    12/01/15    1,607,312                                  1,607,312
 4,500                    4,500   Cook Cnty, IL Ser A
                                  (FGIC Insd)               5.500  11/15/31    4,991,535                                  4,991,535
 1,000                    1,000   Illinois Dev Fin Auth
                                  Rev Cmnty Rehab
                                  Providers Fac Ser A       7.375  07/01/25    1,089,980                                  1,089,980
 2,500                    2,500   Illinois Fin Auth Rev
                                  Northwestern Mem Hosp
                                  Ser A                     5.500  08/15/43    2,677,475                                  2,677,475
 1,325                    1,325   Illinois Fin Auth
                                  Student Hsg MJH Rev
                                  Ed Assistance IV-Sr
                                  Ser A                     5.125  06/01/35    1,315,221                                  1,315,221
         3,180            3,180   Illinois Hlth Fac Auth
                                  Rev Children's Mem Hosp
                                  (MBIA Insd)               6.250  08/15/13                  3,729,599                    3,729,599
         1,485            1,485   Illinois Hlth Fac Auth
                                  Rev Evangelical Hosp
                                  Ser A Rfdg  (FSA Insd)    6.750  04/15/17                  1,832,698                    1,832,698
           825              825   Illinois Hlth Fac Auth
                                  Rev Evangelical Hosp
                                  Ser C (FSA Insd)          6.750  04/15/17                  1,018,166                    1,018,166
         1,000            1,000   Illinois Hlth Fac Auth
                                  Rev Highland Park Hosp
                                  Proj Ser A (Prerefunded
                                  @ 10/01/07) (MBIA Insd)   5.750  10/01/17                  1,101,600                    1,101,600
 8,000                    8,000   Illinois St First Ser
                                  (FSA Insd)                5.250  12/01/19    8,875,200                                  8,875,200
 3,400                    3,400   Illinois St First Ser
                                  (FSA Insd)                5.250  04/01/27    3,684,614                                  3,684,614
         2,070            2,070   Northern IL Univ Ctf
                                  Part Hoffman Estates
                                  Ctr Proj (FSA Insd)       5.400  09/01/16                  2,341,418                    2,341,418
   300                      300   Peoria, Moline &
                                  Freeport, IL Coll Mtg
                                  Ser A (AMT) (GNMA
                                  Collateralized)           7.600  04/01/27      301,332                                    301,332
         5,000            5,000   Regional Trans Auth IL
                                  Ser A (AMBAC Insd)        8.000  06/01/17                  6,994,600                    6,994,600
        10,000           10,000   Will Cnty, IL Sch Dist
                                  No 122 Ser B Rfdg
                                  (FGIC Insd)               5.250  11/01/20                 11,042,200                   11,042,200
                                                                            -------------------------------------------------------
                                                                              31,215,024    35,806,856     2,189,763     69,211,643
                                                                            -------------------------------------------------------

                                  INDIANA    2.7%
 2,805                    2,805   Dekalb Eastn High Sch
                                  Bldg Corp IN First Mtg
                                  (FSA Insd)                6.000  01/15/18    3,243,926                                  3,243,926
 4,000                    4,000   East Chicago, IN
                                  Elementary Sch Bldg
                                  Corp First Mtg Ser A      6.250  07/05/08    4,385,880                                  4,385,880
 3,000                    3,000   Indiana Hlth Fac Fin
                                  Auth Hosp Rev Columbus
                                  Regl Hosp Rfdg
                                  (FSA Insd)                7.000  08/15/15    3,687,150                                  3,687,150
                 1,500    1,500   Indiana St Dev Fin Auth
                                  Rev Exempt Fac Conv
                                  Rfdg (AMT)                5.950  08/01/30                                1,542,270      1,542,270
 2,000                    2,000   Petersburg, IN Pollutn
                                  Ctl Rev IN Pwr & Lt
                                  (AMT)                     5.950  12/01/29    2,048,620                                  2,048,620
 2,850                    2,850   Southwest Parke Cmnty
                                  Sch Bldg First Mtg
                                  (FGIC Insd) (a)           5.250  07/15/21    3,160,108                                  3,160,108
                                                                            -------------------------------------------------------

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)



                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                              VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              16,525,684                   1,542,270     18,067,954
                                                                            -------------------------------------------------------

                                  KANSAS    1.1%
         3,430            3,430   Kansas St Dev Fin Auth
                                  Rev KS Proj Ser N
                                  (AMBAC Insd) (a)          5.250  10/01/20                  3,770,359                    3,770,359
         3,615            3,615   Kansas St Dev Fin Auth
                                  Rev KS Proj Ser N
                                  (AMBAC Insd) (a)          5.250  10/01/21                  3,957,594                    3,957,594
                                                                            -------------------------------------------------------
                                                                                             7,727,953                    7,727,953
                                                                            -------------------------------------------------------

                                  KENTUCKY    0.1%
           500              500   Mount Sterling, KY
                                  Lease Rev KY League
                                  Cities Fdg Ser B          6.100  03/01/18                    601,420                      601,420
                                                                            -------------------------------------------------------

                                  LOUISIANA    6.7%
         5,000            5,000   Lafayette, LA Util Rev
                                  (MBIA Insd)               5.250  11/01/21                  5,583,650                    5,583,650
         5,970            5,970   Louisiana Loc Govt
                                  Environment Southeastn
                                  LA Student Hsg A
                                  (MBIA Insd) (a)           5.250  08/01/24                  6,572,373                    6,572,373
 2,500                    2,500   Louisiana Loc Govt
                                  Envir Fac Pkg Fac Corp
                                  Garage Proj Ser A
                                  (AMBAC Insd)              5.375  10/01/31    2,717,875                                  2,717,875
                 1,400    1,400   Louisiana Pub Fac Auth
                                  Rev Hlth Fac Glen
                                  Retirement Ser A          6.700  12/01/25                                1,449,476      1,449,476
         8,065            8,065   Louisiana St Office Fac
                                  Corp LA St Cap Complex
                                  Pgm (MBIA Insd) (a)       5.000  11/01/20                  8,688,989                    8,688,989
 6,000                    6,000   New Orleans, LA Rfdg
                                  (MBIA Insd)               5.125  09/01/21    6,560,700                                  6,560,700
 2,000           2,000    4,000   New Orleans, LA Rfdg
                                  (FGIC Insd)               5.500  12/01/21    2,366,180                   2,366,180      4,732,360
 2,800   6,000            8,800   Saint Charles Parish,
                                  LA Solid Waste Disp Rev
                                  LA Pwr & Lt Co Proj
                                  (AMT) (FSA Insd) (c)      7.050  04/01/22    2,809,576     6,020,520                    8,830,096
                                                                            -------------------------------------------------------
                                                                              14,454,331    26,865,532     3,815,656     45,135,519
                                                                            -------------------------------------------------------

                                  MARYLAND    1.6%
         5,000            5,000   Maryland St Econ Dev
                                  Corp MD Aviation Admin
                                  Fac (AMT) (FSA Insd)      5.375  06/01/20                  5,465,450                    5,465,450
                 1,000    1,000   Maryland St Econ Dev
                                  Corp Univ MD College Pk
                                  Proj                      5.625  06/01/35                                1,038,570      1,038,570
         4,000            4,000   Maryland St Trans Auth
                                  Arpt Baltimore/WA Intl
                                  Arpt B (AMT)
                                  (AMBAC Insd)              5.125  03/01/24                  4,237,400                    4,237,400
                                                                            -------------------------------------------------------
                                                                                             9,702,850     1,038,570     10,741,420
                                                                            -------------------------------------------------------

                                  MASSACHUSETTS    4.1%
         2,500            2,500   Massachusetts Bay Trans
                                  Auth Ser A                5.000  07/01/32                  2,597,975                    2,597,975
                 1,200    1,200   Massachusetts Bay Tran
                                  Auth MA Gen Tran Sys
                                  Ser A Rfdg                6.250  03/01/12                                1,419,024      1,419,024
 2,000                    2,000   Massachusetts Muni Whsl
                                  Elec Co Proj No 6-A
                                  (MBIA Insd)               5.250  07/01/16    2,209,300                                  2,209,300
 1,000           1,000    2,000   Massachusetts St Hlth &
                                  Ed Fac Auth Rev Saint
                                  Mem Med Ctr Ser A         6.000  10/01/23    1,006,840                   1,006,840      2,013,680
         1,750            1,750   Massachusetts St Hlth &
                                  Ed Fac Auth Rev
                                  Hlthcare Sys Covenant
                                  Hlth                      6.000  07/01/31                  1,869,963                    1,869,963
           925              925   Massachusetts St Indl
                                  Fin Agy Wtr Treatment
                                  American Hingham (AMT)    6.900  12/01/29                    973,590                      973,590
           925              925   Massachusetts St Indl
                                  Fin Agy Wtr Treatment
                                  American Hingham (AMT)    6.950  12/01/35                    974,016                      974,016
 2,995   5,000            7,995   Massachusetts St Wtr
                                  Pollutn Abatement Tr
                                  Pool Pgm Bds Ser 10       5.000  08/01/21    3,260,656     5,443,500                    8,704,156
                 7,050    7,050   Massachusetts St Wtr
                                  Res Auth Gen Ser J
                                  (FSA Insd)                5.000  08/01/32                                7,333,692      7,333,692
                                                                            -------------------------------------------------------
                                                                               6,476,796    11,859,044     9,759,556     28,095,396
                                                                            -------------------------------------------------------

                                  MICHIGAN    4.4%
 3,000                    3,000   Detroit, MI City Sch
                                  Dist Sch Bldg & Site
                                  Impt Ser A (FGIC Insd)    5.375  05/01/24    3,360,630                                  3,360,630
         5,000   2,000    7,000   Detroit, MI Downtown
                                  Dev Auth Tax Increment
                                  Rev Dev Area No. 1 Proj
                                  Ser C1 (Prerefunded @
                                  07/01/06)                 6.250  07/01/25                  5,367,850     2,147,140      7,514,990

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                  (UNAUDITED)


                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                               VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
         3,185            3,185   Detroit, MI Wtr Supply
                                  Sys Rev Sr Lien Ser A
                                  (MBIA Insd) (a)           5.250  07/01/20                  3,535,732                    3,535,732
                 2,790    2,790   Detroit, MI Wtr Supply
                                  Sys Rev Sr Lien Ser C
                                  Rfdg (MBIA Insd) (a)      5.250  07/01/19                                3,102,145      3,102,145
                 2,000    2,000   Grand Rapids, MI Wtr
                                  Supply (FGIC Insd)        5.750  01/01/15                                2,271,700      2,271,700
 1,495                    1,495   Michigan St Hsg Dev
                                  Auth Multi-Family Rev
                                  Ltd Oblig Ser A Rfdg
                                  (GNMA Collateralized)     6.600  04/01/30    1,528,398                                  1,528,398
                 2,075    2,075   South Lyon, MI Cmnty
                                  Sch Bldg & Site
                                  (FGIC Insd)               5.250  05/01/18                                2,304,184      2,304,184
                 2,285    2,285   Taylor, MI Bldg Auth
                                  (AMBAC Insd) (a)          6.000  03/01/13                                2,703,863      2,703,863
         3,090            3,090   Troy, MI Downtown Dev
                                  Auth Dev Rfdg
                                  (MBIA Insd)               5.500  11/01/15                  3,498,189                    3,498,189
                                                                            -------------------------------------------------------
                                                                               4,889,028    12,401,771    12,529,032     29,819,831
                                                                            -------------------------------------------------------
                                  MINNESOTA    0.2%
 1,065                    1,065   Duluth, MN Econ Dev
                                  Auth Hlthcare Fac Rev
                                  Benedictine Hlth Sys
                                  Saint Marys               5.250  02/15/33    1,098,611                                  1,098,611
                                                                            -------------------------------------------------------
                                  MISSISSIPPI    2.2%
         2,000            2,000   Mississippi Bus Fin
                                  Corp MS Pollutn Ctl Rev
                                  Sys Energy Res Inc Proj   5.875  04/01/22                  2,006,220                    2,006,220
 2,000           3,000    5,000   Mississippi Bus Fin
                                  Corp MS Pollutn Ctl Rev
                                  Sys Energy Res Inc Proj
                                  Rfdg                      5.900  05/01/22    2,020,160                   3,030,240      5,050,400
 1,900                    1,900   Mississippi Dev Bk Spl
                                  Oblig Cap Proj & Equip
                                  Acquisition Ser A2
                                  (AMBAC Insd)              5.000  07/01/24    2,088,366                                  2,088,366
 1,550                    1,550   Mississippi Dev Bk Spl
                                  Oblig Madison Cnty Hosp
                                  Proj (Prerefunded @
                                  07/01/09)                 6.400  07/01/29    1,798,170                                  1,798,170
 2,595                    2,595   Mississippi Dev Bk Spl
                                  Oblig MS Ltd Oblig Hosp
                                  Impts (MBIA Insd) (a)     5.250  07/01/32    2,755,215                                  2,755,215
                   840      840   Mississippi Home Corp
                                  Single Family Rev Mtg
                                  Ser C (AMT) (GNMA
                                  Collateralized)           7.600  06/01/29                                  872,432        872,432
                                                                            -------------------------------------------------------
                                                                               8,661,911     2,006,220     3,902,672     14,570,803
                                                                            -------------------------------------------------------
                                  MISSOURI    4.4%
 2,000                    2,000   Cape Girardeau Cnty, MO
                                  Indl Dev Auth Hlthcare
                                  Fac Rev Southeast MO
                                  Hosp Assoc                5.625  06/01/27    2,066,260                                  2,066,260
 1,250                    1,250   Cole Cnty, MO Indl Dev
                                  Auth Sr Living Fac Rev
                                  Lutheran Sr Svcs
                                  Heisinger Proj (a)        5.500  02/01/35    1,304,063                                  1,304,063
                 2,000    2,000   Curators Univ MO Sys
                                  Fac Rev Ser B Rfdg (a)    5.000  11/01/20                                2,171,540      2,171,540
         2,195            2,195   Missouri St Hlth & Ed
                                  Fac Rev Univ MO
                                  Columbia Arena Proj (a)   5.000  11/01/16                  2,398,191                    2,398,191
         4,000            4,000   Platte Cnty, MO Indl
                                  Dev Auth Trans Rev        4.500  12/01/24                  4,050,720                    4,050,720
                 3,000    3,000   Platte Cnty, MO
                                  Neighborhood Impt
                                  Parkville Ser B
                                  (MBIA Insd) (f)           5.000  02/01/25                                3,184,260      3,184,260
 1,500                    1,500   Saint Louis Cnty, MO
                                  Mtg Rev Ctf Rcpt Ser H
                                  (AMT) (Escrowed to
                                  Maturity)                 5.400  07/01/18    1,702,140                                  1,702,140
 5,855           4,000    9,855   Saint Louis, MO Arpt
                                  Rev Arpt Dev Pgm Ser A
                                  (MBIA Insd)               5.250  07/01/31    6,195,761                   4,232,800     10,428,561
 2,380                    2,380   Saint Louis, MO Arpt
                                  Rev Cap Impt Pgm Ser A
                                  (MBIA Insd) (a)           5.375  07/01/19    2,645,061                                  2,645,061
                                                                            -------------------------------------------------------
                                                                              13,913,285     6,448,911     9,588,600     29,950,796
                                                                            -------------------------------------------------------
                                  NEBRASKA    0.7%
 4,260                    4,260   University NE Univ Rev
                                  Lincoln Student Fees &
                                  Fac Ser B                 5.000  07/01/23    4,549,169                                  4,549,169
                                                                            -------------------------------------------------------
                                  NEVADA    3.0%
         8,000            8,000   Clark Cnty, NV Arpt Rev
                                  Sub Lien Ser A-2
                                  (FGIC Insd)               5.000  07/01/36                  8,294,640                    8,294,640
         4,000   3,000    7,000   Clark Cnty, NV Indl Dev
                                  Rev Southwest Gas Corp
                                  Proj Ser A (AMT)
                                  (AMBAC Insd)              5.250  07/01/34                  4,196,720     3,147,540      7,344,260
                 4,375    4,375   Las Vegas Valley, NV
                                  Wtr Dist Ser B Rfdg
                                  (MBIA Insd)               5.000  06/01/27                                4,578,087      4,578,087
           375              375   Nevada Hsg Div Single
                                  Family Pgm Mezz B (AMT)
                                  (FHA/VA Gtd)              6.550  10/01/12                    376,890                      376,890
                                                                            -------------------------------------------------------
                                                                                            12,868,250     7,725,627     20,593,877
                                                                            -------------------------------------------------------
                                  NEW HAMPSHIRE    0.5%
                 1,000    1,000   New Hampshire Hlth & Ed
                                  Fac Auth Rev Derryfield
                                  Sch                       7.000  07/01/30                                1,040,300      1,040,300

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                  VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)



                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                              VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 1,400    1,400   New Hampshire Hlth & Ed
                                  Fac Hlthcare Sys
                                  Covenant Hlth             5.500  07/01/34                                1,456,588      1,456,588
                 1,000    1,000   New Hampshire St Bus
                                  Fin Auth Wtr Fac Rev
                                  Pennichuck Wtrwks Inc
                                  (AMT) (AMBAC Insd)        6.300  05/01/22                                1,093,500      1,093,500
                                                                            -------------------------------------------------------
                                                                                                           3,590,388      3,590,388
                                                                            -------------------------------------------------------

                                  NEW JERSEY    8.3%
         5,000            5,000   Essex Cnty, NJ Impt
                                  Auth Rev Cnty Gtd Proj
                                  Consldtn Rfdg
                                  (MBIA Insd)               5.125  10/01/20                  5,491,200                    5,491,200
         1,400     500    1,900   New Jersey Econ Dev
                                  Auth Rev Cigarette Tax    5.750  06/15/29                  1,487,948       531,410      2,019,358
 1,000                    1,000   New Jersey Econ Dev
                                  Auth Rev Cigarette Tax    5.500  06/15/31    1,041,160                                  1,041,160
 5,000                    5,000   New Jersey Econ Dev
                                  Auth Rev Sch Fac Constr
                                  Ser I                     5.000  09/01/23    5,316,800                                  5,316,800
                 2,210    2,210   New Jersey Econ Dev
                                  Auth Wtr Fac Rev NJ
                                  American Wtr Co Inc
                                  Ser B (AMT) (FGIC Insd)   5.375  05/01/32                                2,337,539      2,337,539
         4,350            4,350   New Jersey Econ Dev Wtr
                                  NJ Amern Wtr Co Inc
                                  Ser A (AMT) (FGIC Insd)   5.250  07/01/38                  4,491,419                    4,491,419
                 1,000    1,000   New Jersey Hlthcare Fac
                                  Fin Auth Rev Cap Hlth
                                  Sys Oblig Grp Ser A       5.375  07/01/33                                1,037,280      1,037,280
 1,000   1,695            2,695   New Jersey Hlthcare Fac
                                  Fin Auth Rev Gen Hosp
                                  Ctr at Passaic
                                  (Escrowed to Maturity)
                                  (FSA Insd)                6.000  07/01/06    1,031,470     1,748,342                    2,779,812
         2,500            2,500   New Jersey Hlthcare Fac
                                  Fin Auth Rev Gen Hosp
                                  Ctr at Passaic
                                  (Escrowed to Maturity)
                                  (FSA Insd)                6.750  07/01/19                  3,212,450                    3,212,450
        10,000           10,000   New Jersey St Ed Fac
                                  Auth Higher Ed Cap Impt
                                  Ser A (AMBAC Insd)        5.250  09/01/20                 11,084,100                   11,084,100
         3,830            3,830   New Jersey St Trans Tr
                                  Fd Auth Trans Sys Ser A
                                  (Prerefunded @
                                  06/15/41) (FGIC Insd)     5.250  06/15/19                  4,369,034                    4,369,034
                 2,000    2,000   New Jersey St Tpk Auth
                                  Tpk Rev Ser C-1
                                  (AMBAC Insd)              5.000  01/01/35                                2,077,900      2,077,900
 4,000   6,750           10,750   Salem Cnty, NJ Indl
                                  Pollutn Ctl Fin Auth
                                  Rev Pollutn Ctl Pub Svc
                                  Elec & Gas Ser A (AMT)
                                  (MBIA Insd)               5.450  02/01/32    4,042,480     6,821,685                   10,864,165
                                                                            -------------------------------------------------------
                                                                              11,431,910    38,706,178     5,984,129     56,122,217
                                                                            -------------------------------------------------------

                                  NEW MEXICO    0.2%
                 1,500    1,500   Jicarilla, NM Apache
                                  Nation Rev Adj Ser A
                                  (Acquired 10/23/03,
                                  Cost $1,514,910) (g)      5.000  09/01/18                                1,576,290      1,576,290
                                                                            -------------------------------------------------------

                                  NEW YORK   13.8%
         7,000            7,000   Metropolitan Trans Auth
                                  NY Ser A Rfdg
                                  (FGIC Insd)               5.250  11/15/31                  7,525,420                    7,525,420
 3,250                    3,250   New York City Hlth &
                                  Hosp Corp Rev Hlth Sys
                                  Ser A (AMBAC Insd)        5.000  02/15/11    3,572,270                                  3,572,270
 3,000                    3,000   New York City Muni Wtr
 5,000                    5,000   New York City Ser A1
                                  (Prerefunded @
                                  08/01/05)                 6.375  08/01/10    5,156,550                                  5,156,550
                                  Fin Auth Wtr & Swr Sys
                                  Rev Ser A (AMBAC Insd)    5.000  06/15/35    3,127,980                                  3,127,980
         3,500            3,500   New York City Ser C       5.500  08/01/13                  3,943,135                    3,943,135
         7,500            7,500   New York City Ser E
                                  (FSA Insd)                5.000  11/01/20                  8,185,650                    8,185,650
                 3,000    3,000   New York City Ser G
                                  (Prerefunded @
                                  02/01/06) (c)             6.000  02/01/11                                3,156,420      3,156,420
                 5,000    5,000   New York City Ser H
                                  (MBIA Insd) (a)           5.250  03/15/14                                5,567,200      5,567,200

         6,000            6,000   New York City
                                  Transitional Fin Auth
                                  Rev Future Tax Secd Ser
                                  A Rfdg (e)               5.500/
                                                           14.000  11/01/26                  6,735,960                    6,735,960
         8,240            8,240   New York City
                                  Transitional Future Tax
                                  Secd Ser C Rfdg
                                  (AMBAC Insd)              5.250  08/01/18                  9,161,067                    9,161,067
         7,575            7,575   New York St Dorm Auth
                                  Rev City Univ Sys Con
                                  Ser A                     5.625  07/01/16                  8,803,589                    8,803,589
 1,520                    1,520   New York St Dorm Auth
                                  Rev Insd John T Mather
                                  Mem Hosp (Connie Lee
                                  Insd) (a)                 6.500  07/01/09    1,740,172                                  1,740,172
         3,845            3,845   New York St Dorm Auth
                                  Rev Secd Hosp Gen Hosp
                                  Rfdg                      5.750  02/15/20                  4,336,007                    4,336,007
   500                      500   New York St Energy Resh
                                  & Dev Auth St Service
                                  Contract Rev Ser B        5.500  04/01/05      502,780                                    502,780
                 2,175    2,175   New York St Med Care
                                  Fac Fin Agy Rev NY
                                  Downtown Hosp Ser A
                                  (Prerefunded @
                                  02/15/05)                 6.800  02/15/20                                2,222,545      2,222,545

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                  VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)



                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                              VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 3,000    3,000   New York St Med Care
                                  Fac Fin Agy Rev NY Hosp
                                  Mtg Ser A (Prerefunded
                                  @ 02/15/05) (AMBAC
                                  Insd)                     6.200  08/15/05                                3,064,830      3,064,830
                 3,000    3,000   New York St Med Care
                                  Fac Fin Agy Rev NY Hosp
                                  Mtg Ser A (Prerefunded
                                  @ 02/15/05) (AMBAC
                                  Insd)                     6.800  08/15/24                                3,065,520      3,065,520
         2,310            2,310   New York St Med Care
                                  Fac Fin Agy Rev Saint
                                  Peter's Hosp Proj Ser A
                                  (AMBAC Insd)              5.375  11/01/13                  2,338,251                    2,338,251
           775              775   New York St Ser G         5.750  02/01/14                    809,526                      809,526
         4,225            4,225   New York St Ser G
                                  (Prerefunded @
                                  02/01/06)                 5.750  02/01/14                  4,434,898                    4,434,898
         5,000            5,000   New York St Urban Dev
                                  Corp Rev St Fac Rfdg      5.700  04/01/20                  5,930,950                    5,930,950
                                                                            -------------------------------------------------------
                                                                              14,099,752    62,204,453    17,076,515     93,380,720
                                                                            -------------------------------------------------------

                                  NORTH CAROLINA    0.2%
                 1,500    1,500   North Carolina Eastn
                                  Muni Pwr Agy Pwr Sys
                                  Rev Ser D                 6.700  01/01/19                                1,691,505      1,691,505
                                                                            -------------------------------------------------------

                                  OHIO    4.6%
                 3,000    3,000   Cincinnati, OH City Sch
                                  Dist Sch Impt
                                  (FSA Insd)                5.250  06/01/18                                3,332,940      3,332,940
 1,000   1,150   1,000    3,150   Cuyahoga Cnty, OH Hosp
                                  Fac Rev Canton Inc Proj   7.500  01/01/30    1,132,570     1,302,456     1,132,570      3,567,596
         2,000            2,000   Cuyahoga Cnty, OH
                                  Multi-Family Rev Hsg
                                  Dale Bridge Apt (AMT)
                                  (GNMA Collateralized)     6.600  10/20/30                  2,059,500                    2,059,500
                 1,000    1,000   Dayton, OH Arpt Rev
                                  James M Cox Dayton
                                  Ser C Rfdg (AMT)
                                  (Radian Insd)             5.250  12/01/27                                1,036,760      1,036,760
         3,540            3,540   Franklin Cnty, OH Hosp
                                  Rev & Impt Doctor's
                                  Hosp Proj Rfdg
                                  (Escrowed to Maturity)    5.875  12/01/23                  3,579,790                    3,579,790
 1,040                    1,040   Lorain Cnty, OH Hosp
                                  Rev EMH Regl Med Ctr
                                  Rfdg (AMBAC Insd)         7.750  11/01/13    1,101,090                                  1,101,090
         1,500            1,500   Mahoning Cnty, OH Hosp
                                  Fac Forum Hlth Oblig
                                  Group Ser A               6.000  11/15/32                  1,611,495                    1,611,495
                 1,165    1,165   Marion Cnty, OH Rev
                                  Cmnty Hosp Impt & Rfdg    6.100  05/15/06                                1,204,435      1,204,435
         5,130            5,130   Muskingum Cnty, OH Hosp
                                  Fac Rev Bethesda Care
                                  Sys Impt & Rfdg (Connie
                                  Lee Insd) (a)             6.250  12/01/10                  5,553,482                    5,553,482
         2,000            2,000   Ohio St Wtr Dev Auth
                                  Pollutn Ctl Fac Rev OH
                                  Edison Co Proj Rfdg       5.950  05/15/29                  2,014,800                    2,014,800
                 3,170    3,170   Pickerington, OH Loc
                                  Sch Dist Cap Apprec Sch
                                  Fac Contract
                                  (FGIC Insd)                 *    12/01/11                                2,497,009      2,497,009
   950                      950   Strongsville, OH
                                  (Prerefunded @
                                  12/01/06)                 6.700  12/01/11    1,041,495                                  1,041,495
         1,340            1,340   Toledo Lucas Cnty, OH
                                  Port Auth Dev Rev
                                  Northwest OH Bd Fd
                                  Ser C (AMT) (a)           6.600  11/15/15                  1,419,435                    1,419,435
                   850      850   Toledo Lucas Cnty, OH
                                  Port Auth Northwest Bd
                                  Fd Ser A (AMT)            6.000  05/15/11                                  918,374        918,374
                                                                            -------------------------------------------------------
                                                                               3,275,155    17,540,958    10,122,088     30,938,201
                                                                            -------------------------------------------------------

                                  OKLAHOMA    1.6%
         1,500            1,500   Jenks, OK Aquarium Auth
                                  Rev First Mtg
                                  (Prerefunded @ 07/01/10)
                                  (MBIA Insd)               6.100  07/01/30                  1,743,195                    1,743,195
 1,000           1,755    2,755   Tulsa Cnty, OK Pub Fac
                                  Auth Cap Impt Rev
                                  (AMBAC Insd)              6.250  11/01/22    1,162,950                   2,040,977      3,203,927
                 2,785    2,785   Tulsa, OK Indl Auth
                                  Hosp Rev Hillcrest Med
                                  Ctr Proj Rfdg (Escrowed
                                  to Maturity) (Connie
                                  Lee Insd) (a)             6.250  06/01/06                                2,924,696      2,924,696
 2,960                    2,960   Tulsa, OK Indl Auth
                                  Hosp Rev Hillcrest Med
                                  Ctr Proj Rfdg (Escrowed
                                  to Maturity) (Connie
                                  Lee Insd) (a)             6.250  06/01/07    3,207,486                                  3,207,486
                                                                            -------------------------------------------------------
                                                                               4,370,436     1,743,195     4,965,673     11,079,304
                                                                            -------------------------------------------------------

                                  OREGON    3.1%
                 2,010    2,010   Emerald Peoples Util
                                  Dist OR Rfdg
                                  (FGIC Insd) (a)           7.350  11/01/09                                2,398,292      2,398,292
         5,000            5,000   Oregon Hlth Sciences
                                  Univ Insd Ser A
                                  (MBIA Insd)               5.250  07/01/22                  5,533,300                    5,533,300
         2,745            2,745   Oregon St Dept Admin
                                  Ser A (Prerefunded @
                                  11/01/05) (MBIA Insd)     5.250  11/01/10                  2,835,887                    2,835,887
         5,000            5,000   Oregon St Dept Admin
                                  Ser C Rfdg (MBIA Insd)    5.250  11/01/18                  5,522,050                    5,522,050
   820                      820   Oregon St Vets Welfare
                                  Ser 76A                   6.050  10/01/28      824,313                                    824,313
 3,580                    3,580   Yamhill Cnty, OR Sch
                                  Dist No 029J Newburg
                                  (MBIA Insd)               5.250  06/15/21    3,954,719                                  3,954,719
                                                                            -------------------------------------------------------

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                  VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)



                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                               VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               4,779,032    13,891,237     2,398,292     21,068,561
                                                                            -------------------------------------------------------

                                  PENNSYLVANIA    3.5%
 4,680                    4,680   Erie, PA Sch Dist Cap
                                  Apprec Rfdg (FSA Insd)      *    09/01/20    2,314,400                                  2,314,400
         5,000            5,000   Harrisburg, PA Auth Res
                                  Gtd Sub Ser D-2
                                  (Variable Rate Coupon)
                                  (FSA Insd)                5.000  12/01/33                  5,478,650                    5,478,650
 1,500                    1,500   Harrisburg, PA Res Gtd
                                  Sub Ser D 2 (FSA Insd)
                                  (b)                       5.000  12/01/33    1,643,595                                  1,643,595
 1,500                    1,500   Pennsylvania Econ Dev
                                  Fin Auth Res Recovery
                                  Rev Colver Proj Ser D
                                  (AMT)                     7.050  12/01/10    1,534,635                                  1,534,635
                 2,000    2,000   Pennsylvania Econ Dev
                                  Fin Auth Res Recovery
                                  Rev Colver Proj Ser D
                                  (AMT)                     7.150  12/01/18                                2,046,940      2,046,940
         2,535   2,000    4,535   Pennsylvania St Higher
                                  Ed Fac Auth Rev UPMC
                                  Hlth Sys Ser A            6.250  01/15/17                  2,901,662     2,289,280      5,190,942
         1,000     905    1,905   Pennsylvania St Higher
                                  Ed Fac Auth Rev UPMC
                                  Hlth Sys Ser A            6.250  01/15/18                  1,142,340     1,033,818      2,176,158
         1,370            1,370   Philadelphia, PA Hosp &
                                  Higher Ed Fac Auth Rev
                                  Cmnty College Ser B
                                  Rfdg (MBIA Insd) (a)      6.500  05/01/08                  1,527,934                    1,527,934
           465              465   Ridley Park, PA Hosp
                                  Auth Rev Taylor Hosp
                                  Ser A (Escrowed to
                                  Maturity)                 6.000  12/01/05                    477,137                      477,137
 1,315                    1,315   State Pub Sch Bldg Auth
                                  PA Sch Rev Burgettstown
                                  Sch Dist Ser D
                                  (Prerefunded @
                                  02/01/05) (MBIA Insd)
                                  (a)                       6.450  02/01/10    1,315,000                                  1,315,000
                                                                            -------------------------------------------------------
                                                                               6,807,630    11,527,723     5,370,038     23,705,391
                                                                            -------------------------------------------------------

                                  RHODE ISLAND    0.6%
 3,775                    3,775   Rhode Island St Econ
                                  Dev Corp Arpt Rev Ser A
                                  Rfdg (AMT) (FSA Insd)     5.000  07/01/17    4,024,414                                  4,024,414
                                                                            -------------------------------------------------------

                                  SOUTH CAROLINA    2.3%
 3,115                    3,115   Greenville, SC Impt &
                                  Rfdg (MBIA Insd) (a)      5.250  04/01/21    3,438,244                                  3,438,244
         1,015            1,015   Rock Hill, SC Util Sys
                                  Rev Comb Ser C Rfdg
                                  (FSA Insd) (a)            5.000  01/01/11                  1,112,724                    1,112,724
         6,500            6,500   South Carolina Jobs
                                  Econ Dev Auth Indl Rev
                                  Elec & Gas Co Proj
                                  Ser A (AMBAC Insd)        5.200  11/01/27                  6,971,120                    6,971,120
 3,750                    3,750   South Carolina Jobs
                                  Econ Dev Auth Indl Rev
                                  Elec & Gas Co Proj Ser
                                  B (AMT) (AMBAC Insd)      5.450  11/01/32    3,992,775                                  3,992,775
                                                                            -------------------------------------------------------
                                                                               7,431,019     8,083,844                   15,514,863
                                                                            -------------------------------------------------------

                                  SOUTH DAKOTA    0.4%
 1,375                    1,375   Deadwood, SD Ctf Partn
                                  (ACA Insd)                6.375  11/01/20    1,484,038                                  1,484,038
                 1,000    1,000   South Dakota St Hlth &
                                  Ed Fac Auth Rev
                                  Childrens Care Hosp
                                  Rfdg                      6.125  11/01/29                                1,090,920      1,090,920
                                                                            -------------------------------------------------------
                                                                               1,484,038                   1,090,920      2,574,958
                                                                            -------------------------------------------------------

                                  TENNESSEE    1.8%
                 1,270    1,270   Elizabethton, TN Hlth &
                                  Ed Fac Brd Rev Hosp
                                  First Mtg Ser B Impt &
                                  Rfdg                      8.000  07/01/33                                1,525,168      1,525,168
        12,525           12,525   Johnson City, TN Hlth &
                                  Ed Fac Brd Hosp Rev Cap
                                  Apprec First Mtg Ser A
                                  Rfdg (MBIA Insd)            *    07/01/26                  4,422,828                    4,422,828
 1,300   2,500   1,000    4,800   Johnson City, TN Hlth &
                                  Ed Fac Brd Hosp Rev
                                  First Mtg Ser A Rfdg
                                  (MBIA Insd)               7.500  07/01/25    1,652,898     3,178,650     1,271,460      6,103,008
                                                                            -------------------------------------------------------
                                                                               1,652,898     7,601,478     2,796,628     12,051,004
                                                                            -------------------------------------------------------

                                  TEXAS    13.5%
 2,335                    2,335   Beaumont, TX Wtrwks &
                                  Swr Sys (FGIC Insd)       6.250  09/01/14    2,697,976                                  2,697,976
 2,000                    2,000   Brazos Cnty, TX Hlth
                                  Fac Dev Oblig Grp         5.375  01/01/32    2,060,600                                  2,060,600
 1,190   1,585     790    3,565   Brazos River Auth TX
                                  Pollutn Ctl Rev Adj TXU
                                  Elec Co Proj Ser C Rfdg
                                  (AMT) (b)                 5.750  05/01/36    1,287,402     1,714,732       854,661      3,856,795
                   930      930   Brownsville, TX Util
                                  Sys Rev (Escrowed to
                                  Maturity)                 7.375  01/01/10                                1,053,941      1,053,941
                 1,515    1,515   Cameron Cnty, TX Ctf
                                  Oblig (AMBAC Insd) (a)    5.750  02/15/16                                1,690,831      1,690,831

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                  VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)



                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                               VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
         5,000   3,000    8,000   Dallas-Fort Worth, TX
                                  Intl Arpt Rev Jt Ser A
                                  Impt & Rfdg (AMT)
                                  (FGIC Insd)               5.500  11/01/31                  5,286,400     3,171,840      8,458,240
         2,345            2,345   Denton Cnty, TX Perm
                                  Impt (a)                  5.500  07/15/19                  2,603,700                    2,603,700
         1,000            1,000   Harris Cnty, TX Hlth
                                  Fac Dev Mem Hermann
                                  Hlthcare Ser A            6.375  06/01/29                  1,100,510                    1,100,510
         5,000            5,000   Harris Cnty, TX Sr Lien
                                  Toll Rd Rfdg (FSA Insd)   5.125  08/15/32                  5,233,300                    5,233,300
                 2,945    2,945   Houston, TX Arpt Sys
                                  Rev (Escrowed to
                                  Maturity)                 9.500  07/01/10                                3,545,486      3,545,486
         4,655            4,655   Houston, TX Arpt Sys
                                  Rev Sub Lien (FSA Insd)   5.500  07/01/15                  5,242,182                    5,242,182
         3,000            3,000   Houston, TX Arpt Sys
                                  Rev Sub Lien Ser A
                                  (AMT) (FSA Insd)          5.625  07/01/30                  3,267,180                    3,267,180
 5,000                    5,000   Houston, TX Util Sys
                                  Rev Comb First Lien
                                  Ser A Rfdg (FSA Insd)     5.250  05/15/20    5,552,350                                  5,552,350
         3,920                    Lower, CO Riv Auth TX
                                  Svc Corp Proj Rfdg
                                  (FGIC Insd)               5.000  05/15/33                  4,033,641                    4,033,641
         5,000            5,000   Matagorda Cnty, TX
                                  Navig Dist No 1 Rev
                                  Houston Lt Rfdg (AMT)
                                  (AMBAC Insd) (b)          5.125  11/01/28                  5,416,750                    5,416,750
 1,000           1,000    2,000   Mesquite, TX Hlth Fac
                                  Dev Corp Retirement Fac
                                  Christian Care Ctr
                                  Ser A                     7.625  02/15/28    1,053,440                   1,053,440      2,106,880
 1,500   2,000            3,500   Metropolitan Hlth Fac
                                  Dev Corp TX Wilson N
                                  Jones Mem Hosp Proj       7.250  01/01/31    1,504,005     2,005,340                    3,509,345
         3,325            3,325   North Cent TX Hlth Fac
                                  Dev Hosp Baylor
                                  Hlthcare Sys Proj Ser A   5.125  05/15/29                  3,419,164                    3,419,164
                 3,000    3,000   Prosper,TX Indpt Sch
                                  Dist (PSF Gtd)            5.500  08/15/33                                3,240,690      3,240,690
         5,000   2,000    7,000   San Antonio, TX Elec &
                                  Gas Sys Rfdg              5.375  02/01/16                  5,557,900     2,223,160      7,781,060
         3,960            3,960   Stafford, TX Econ Dev
                                  Corp (FGIC Insd)          5.500  09/01/30                  4,401,421                    4,401,421
                 1,990    1,990   Stafford, TX Econ Dev
                                  Corp (FGIC Insd) (a)      6.000  09/01/19                                2,396,458      2,396,458
 2,000           1,510    3,510   Texas St Wtr Fin
                                  Assistance                5.500  08/01/35    2,178,240                   1,644,571      3,822,811
         5,000            5,000   Wylie, TX Indpt Sch
                                  Dist Rfdg (PSF Gtd)       5.000  08/15/30                  5,150,150                    5,150,150
                                                                            -------------------------------------------------------
                                                                              16,334,013    54,432,370    20,875,078     91,641,461
                                                                            -------------------------------------------------------

                                  UTAH    0.4%
         4,950            4,950   Intermountain Pwr Agy
                                  UT Pwr Supply Rev Ser A
                                  Rfdg (Escrowed to
                                  Maturity) (FGIC Insd)       *    07/01/17                  2,825,510                    2,825,510
    50                       50   Utah St Hsg Fin Agy
                                  Single Family Mtg Sr
                                  Issue Ser B-2 (AMT)
                                  (FHA/VA Gtd)              6.500  07/01/15       50,133                                     50,133
                                                                            -------------------------------------------------------
                                                                                  50,133     2,825,510                    2,875,643
                                                                            -------------------------------------------------------

                                  VIRGINIA    1.3%
 2,000                    2,000   Fairfax Cnty, VA Ctf
                                  Partn                     5.300  04/15/23    2,183,680                                  2,183,680
 1,500                    1,500   Henrico Cnty, VA Indl
                                  Dev Auth Pub Fac Lease
                                  Rev Henrico Cnty Regl
                                  Jail Proj (Prerefunded
                                  @ 08/01/05)               6.500  08/01/10    1,562,820                                  1,562,820
 1,380                    1,380   Richmond, VA Indl Dev
                                  Auth Govt Fac Rev Bds
                                  (AMBAC Insd) (a)          5.000  07/15/14    1,537,513                                  1,537,513
                 1,595    1,595   Richmond, VA Indl Dev
                                  Auth Govt Fac Rev Bds
                                  (AMBAC Insd) (a)          5.000  07/15/16                                1,784,789      1,784,789
 1,715                    1,715   Richmond, VA Indl Dev
                                  Auth Govt Fac Rev Bds
                                  (AMBAC Insd) (a)          5.000  07/15/17    1,916,770                                  1,916,770
                                                                            -------------------------------------------------------
                                                                               7,200,783                   1,784,789      8,985,572
                                                                            -------------------------------------------------------

                                  WASHINGTON    5.0%
         5,000            5,000   Clark Cnty, WA Sch Dist
                                  114 (FSA Insd)            5.250  06/01/19                  5,551,150                    5,551,150
         3,630            3,630   King City, WA Ser B
                                  (Prerefunded @
                                  12/01/07)                 5.900  12/01/14                  4,033,293                    4,033,293
         1,370            1,370   King Cnty, WA Ser B
                                  (Prerefunded @
                                  12/01/07)                 5.900  12/01/14                  1,522,207                    1,522,207
         2,245            2,245   King Cnty, WA Ser B
                                  (Prerefunded @
                                  12/01/07)                 6.625  12/01/15                  2,538,668                    2,538,668
                 1,280    1,280   Pierce Cnty, WA Sch
                                  Dist No. 343 Dieringer
                                  Impt & Rfdg (FSA Insd)    5.000  12/01/20                                1,383,475      1,383,475
   700                      700   Quinault Indian Nation,
                                  WA Quinault Beach Ser A
                                  Rfdg & Impt (ACA Insd)    5.800  12/01/15      749,497                                    749,497
 3,000                    3,000   Spokane, WA Pub Fac
                                  Dist Hotel Motel &
                                  Sales Use Tax
                                  (MBIA Insd)               5.250  09/01/33    3,197,220                                  3,197,220
         4,000            4,000   Washington St Pub Pwr
                                  Supply Ser A Rfdg
                                  (FGIC Insd)               7.000  07/01/08                  4,542,960                    4,542,960

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                  VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)



                          VKI-
  VOT     VKV     VKI   PROFORMA
  PAR     PAR     PAR     PAR                                                                                              VKI-
AMOUNT  AMOUNT  AMOUNT   AMOUNT                                                 VOT            VKV          VKI          PROFORMA
 (000)   (000)   (000)    (000)   DESCRIPTION               COUPON MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        10,000           10,000   Washington St Pub Pwr
                                  Supply Ser A Rfdg
                                  (AMBAC Insd)              5.700  07/01/09                 10,645,800                   10,645,800
                                                                            -------------------------------------------------------
                                                                               3,946,717    28,834,078     1,383,475     34,164,270
                                                                            -------------------------------------------------------

                                  WEST VIRGINIA    1.5%
   500   5,920            6,420   Harrison Cnty, WV Cnty
                                  Cmnty Solid Waste Disp
                                  Rev West PA Pwr Co Ser
                                  C (AMT) (AMBAC Insd)      6.750  08/01/24      511,600     6,057,344                    6,568,944
 3,750                    3,750   West Virginia Univ Rev
                                  Impt Univ Proj Ser C
                                  (FGIC Insd)               5.000  10/01/34    3,923,888                                  3,923,888
                                                                            -------------------------------------------------------
                                                                               4,435,488     6,057,344                   10,492,832
                                                                            -------------------------------------------------------

                                  WISCONSIN    1.2%
                 2,500    2,500   Milwaukee, WI Redev
                                  Auth Rev Milwaukee Pub
                                  Schs (AMBAC Insd)         5.125  08/01/21                                2,706,225      2,706,225
 2,490                    2,490   Wisconsin St Hlth & Ed
                                  Fac Auth Rev Bellin Mem
                                  Hosp (AMBAC Insd)         6.625  02/15/08    2,679,663                                  2,679,663
         2,675            2,675   Wisconsin St Hlth & Ed
                                  Fac FH Hlthcare Dev Inc
                                  Proj                      6.250  11/15/28                  2,858,853                    2,858,853
                                                                            -------------------------------------------------------
                                                                               2,679,663     2,858,853     2,706,225      8,244,741
                                                                            -------------------------------------------------------

                                  PUERTO RICO    4.6%
 8,000   7,000   6,000   21,000   Puerto Rico Comwlth Hwy
                                  & Trans Auth Hwy Rev
                                  Ser Y Rfdg (FSA Insd)
                                  (b) (c)                   6.250  07/01/21   10,223,760     8,945,790     7,667,820     26,837,370
         4,000            4,000   Puerto Rico Pub Bldgs
                                  Auth Gtd Pub Ed & Hlth
                                  Fac Ser M Rfdg
                                  (MBIA Insd)               5.600  07/01/08                  4,390,480                    4,390,480
                                                                            -------------------------------------------------------
                                                                              10,223,760    13,336,270     7,667,820     31,227,850
                                                                            -------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS  159.6%
     (Cost $1,002,168,124)                                                   290,899,263   589,032,184   201,258,993  1,081,190,440

TOTAL SHORT-TERM INVESTMENTS  1.2%
     (Cost $8,400,000)                                                           800,000     3,800,000     3,800,000      8,400,000
                                                                            -------------------------------------------------------

TOTAL INVESTMENTS  160.8%
     (Cost $1,010,568,124)                                                   291,699,263   592,832,184   205,058,993  1,089,590,440

OTHER ASSETS IN EXCESS OF LIABILITIES   1.2%                                   3,069,816     6,593,817    (1,806,682)     7,856,951

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (62.0%)                  (115,020,637) (225,101,630)  (80,024,143)  (420,146,410)
                                                                            -------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%                              $179,748,442  $374,324,371  $123,228,168  $ 677,300,981
                                                                            =======================================================

                    Percentages are calculated as a percentage of net assets applicable to common shares.
        *           Zero coupon bond
       (a)          The Trust owns 100% of the bond issuance.
       (b)          Security converts to a fixed coupon rate at a predetermined date.
       (c)          All or a portion of these securities have been physically segregated in connection with open futures contracts.
       (d)          144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
       (e)          Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
       (f)          Securities purchased on a when-issued or delayed delivery basis.
       (g)          This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.2% of net assets applicable to common shares.

               VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
                  VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV)
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


ACA            -  American Capital Access Insurance Co.
AMBAC          -  AMBAC Indemnity Corp.
AMT            -  Alternative Minimum Tax
Connie Lee     -  Connie Lee Insurance Co.
FGIC           -  Financial Guaranty Insurance Co.
FHA/VA         -  Federal Housing Administration/Department of Veterans Affairs
FSA            -  Financial Security Assurance Inc.
GNMA           -  Government National Mortgage Association
MBIA           -  Municipal Bond Investors Assurance Corp.
PSF            -  Public School Fund
Radian         -  Radian Asset Assurance
XLCA           -  XL Capital Assurance Inc.

Future contracts outstanding as of January 31, 2005:

                                                                          Unrealized Appreciation/
Short Contracts:                                             Contracts          Depreciation
----------------                                             ---------          ------------
U.S. Treasury Notes 10-Year Futures March 05
  (Current Notional Value $112,266 per contract) ..........      218           $   (297,216)

U.S. Treasury Notes 5-Year Futures March 05
  (Current Notional Value $109,250 per contract) ..........    2,154               (801,669)
                                                               -----           ------------
                                                               2,372           $ (1,098,885)
                                                               =====           ============

               VAN KAPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                            VKI-
   VOT          VKI       PROFORMA                                                                                          VKI-
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                             VOT           VKI         PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                     Municipal Bonds 162.4%
                                     ALASKA 0.4%
              $ 1,000      $ 1,000   Alaska St Hsg Fin Corp Gen Hsg Ser
                                     A (FGIC Insd)                        5.250   12/01/41  $              $ 1,065,960  $  1,065,960
                                                                                          ------------------------------------------

                                     ALABAMA 1.1%
 $ 1,000                     1,000   Birmingham Baptist Med Ctr AL
                                     Baptist Hlth Sys Ser A               5.875   11/15/24     1,066,150                   1,066,150
   1,090                     1,090   Lee Cnty, AL Sch Wts Ltd Oblig
                                     (MBIA Insd) (a)                      5.000   02/01/17     1,184,917                   1,184,917
   1,000                     1,000   Valley, AL Spl Care Fac Fin Auth
                                     Rev Lanier Mem Hosp Ser A            5.600   11/01/16     1,014,250                   1,014,250
                                                                                          ------------------------------------------
                                                                                               3,265,317                   3,265,317
                                                                                          ------------------------------------------

                                     ARIZONA 6.2%
   5,000                     5,000   Arizona Sch Fac Brd Ctfs Ser B
                                     (FGIC Insd)                          5.250   09/01/18     5,541,300                   5,541,300
                3,000        3,000   Arizona St Transn Brd Hwy Rev Ser B  5.250   07/01/19                   3,328,260     3,328,260
   2,235                     2,235   Arizona Tourism & Sports Auth Tax
                                     Rev Multipurpose Stad Fac Ser A
                                     (MBIA Insd)                          5.375   07/01/21     2,510,777                   2,510,777
                2,000        2,000   Phoenix, AZ Civic Impt Corp Arpt
                                     Rev Jr Lien (AMT) (FGIC Insd)        5.375   07/01/29                   2,039,760     2,039,760
                  765          765   Pima Cnty, AZ Indl Dev Auth Indl
                                     Rev Lease Oblig Irvington Proj
                                     Tucson Ser A Rfdg (FSA Insd)         7.250   07/15/10                     799,731       799,731
   2,685                     2,685   South Campus Group LLC AZ Std Hsg
                                     Rev AZ St Univ South Campus Proj
                                     (MBIA Insd)                          5.625   09/01/35     3,028,358                   3,028,358
                1,300        1,300   Tempe, AZ Excise Tax Rev Rfdg        5.250   07/01/18                   1,447,927     1,447,927
                                                                                          ------------------------------------------
                                                                                              11,080,435     7,615,678    18,696,113
                                                                                          ------------------------------------------

                                     CALIFORNIA 22.4%
                6,000        6,000   Anaheim, CA Pub Fin Auth Lease Rev
                                     Cap Apprec Pub Impt Proj Ser C
                                     (FSA Insd)                               *   09/01/19                   3,097,680     3,097,680
   7,195                     7,195   Anaheim, CA Pub Fin Auth Lease Rev
                                     Cap Apprec Pub Impt Proj Ser C
                                     (FSA Insd)                               *   09/01/21     3,332,724                   3,332,724
                5,000        5,000   Anaheim, CA Pub Fin Auth Lease Rev
                                     Cap Apprec Pub Impt Proj Ser C
                                     (FSA Insd)                               *   09/01/32                   1,234,800     1,234,800
   1,300                     1,300   Anaheim, CA Pub Fin Auth Lease Rev
                                     Pub Impt Proj Ser C (FSA Insd)       6.000   09/01/16     1,568,515                   1,568,515
                2,095        2,095   Bay Area Govt Assn CA Rev Tax Alloc
                                     CA Redev Pool Ser A (XLCA Insd)      5.250   09/01/35                   2,237,167     2,237,167
                1,000        1,000   California St (AMBAC Insd)           5.125   10/01/27                   1,057,450     1,057,450
                2,800        2,800   California St Dept Wtr Res Pwr Ser
                                     A (AMBAC Insd)                       5.500   05/01/16                   3,177,468     3,177,468
   2,000                     2,000   California St Dept Wtr Res Pwr
                                     Ser A                                6.000   05/01/15     2,328,960                   2,328,960
   2,345                     2,345   California St Dept Wtr Res Pwr
                                     Supply Rev Ser A (XLCA Insd)         5.375   05/01/17     2,616,152                   2,616,152
                2,000        2,000   California St Pub Wks Brd Lease Rev
                                     Dept of Corrections St Prisons Ser
                                     A Rfdg (AMBAC Insd) (c)              5.000   12/01/19                   2,210,680     2,210,680
   2,500        2,500        5,000   California St Pub Wks Brd Lease Rev
                                     Dept of Mental Hlth Coalinga Ser A   5.000   06/01/24     2,614,625     2,614,625     5,229,250
   4,600                     4,600   California St Pub Wks Brd Lease Rev
                                     Var Univ CA Proj Ser A Rfdg (c)      5.500   06/01/10     5,100,250                   5,100,250
   5,905                     5,905   California St Pub Wks Brd Lease Rev
                                     Var Univ CA Proj Ser A Rfdg          5.500   06/01/14     6,657,120                   6,657,120
   5,000                     5,000   Foothill/Eastern Corridor Agy CA
                                     Toll Rd Rev Cap Apprec Rfdg
                                     (MBIA Insd)                              *   01/15/18     2,597,050                   2,597,050
   2,000                     2,000   Foothill/Eastern Corridor Agy CA
                                     Toll Rd Rev Sr Lien Ser A
                                     (Prerefunded @ 01/01/07)             6.500   01/01/32     2,157,160                   2,157,160
                3,950        3,950   Los Angeles, CA Dept Wtr & Pwr Ser
                                     A (FGIC Insd)                        5.125   07/01/40                   4,123,049     4,123,049
   5,000                     5,000   Los Angeles, CA Uni Sch Dist Ser A
                                     (FSA Insd)                           5.250   07/01/20     5,550,600                   5,550,600

               VAN KAPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                            VKI-
   VOT          VKI       PROFORMA                                                                                          VKI-
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                             VOT           VKI         PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   2,465                     2,465   Los Angeles, CA Uni Sch Dist Ser B
                                     (FGIC Insd)                          5.000   07/01/23     2,638,684                   2,638,684
               13,880       13,880   San Joaquin Hills, CA Transn
                                     Corridor Agy Toll Rd Rev Cap Apprec
                                     Ser A Rfdg (MBIA Insd)                   *   01/15/28                   4,422,446     4,422,446
                2,720        2,720   Washington, CA Uni Sch Dist Yolo
                                     Cnty Election 2004 Ser A
                                     (FGIC Insd) (a)                      5.250   08/01/19                   3,025,701     3,025,701
   3,070                     3,070   Washington, CA Uni Sch Dist Yolo
                                     Cnty Ser A (FGIC Insd) (a)           5.250   08/01/20     3,409,603                   3,409,603
                                                                                          ------------------------------------------
                                                                                              40,571,443    27,201,066    67,772,509
                                                                                          ------------------------------------------

                                     COLORADO 7.6%
   1,000        1,000        2,000   Arapahoe Cnty, CO Cap Impt Tr Fd
                                     Hwy Rev E-470 Proj (Prerefunded @
                                     08/31/05) (b)                        7.000   08/31/26     1,058,100     1,058,100     2,116,200
   7,500        5,000       12,500   Arapahoe Cnty, CO Cap Impt Tr Fd
                                     Hwy Rev E-470 Proj Ser C
                                     (Prerefunded @ 08/31/05)                 *   08/31/26     1,546,200     1,030,800     2,577,000
                1,475        1,475   Colorado Ed & Cultural Fac Auth Rev
                                     Charter Sch Proj Impt & Rfdg
                                     (XLCA Insd)                          5.250   08/15/19                   1,631,704     1,631,704
   1,945                     1,945   Colorado Ed & Cultural Impt Charter
                                     Sch Pinnacle Rfdg (XLCA Insd)        5.250   06/01/23     2,115,032                   2,115,032
   1,000                     1,000   Colorado Hlth Fac Auth Rev Catholic
                                     Hlth Initiatives Ser A (Escrowed to
                                     Maturity)                            5.500   03/01/32     1,130,620                   1,130,620
   1,250        1,000        2,250   Colorado Hlth Fac Auth Rev Hosp
                                     Portercare Adventist Hlth            6.500   11/15/31     1,388,962     1,111,170     2,500,132
                  165          165   Colorado Hsg Fin Auth Single Family
                                     Pgm Sr Ser A2 (AMT)                  7.250   05/01/27                     166,685       166,685
                  109          109   Colorado Hsg Fin Auth Single Family
                                     Pgm Sr Ser B1 (AMT)                  7.650   11/01/26                     110,184       110,184
   1,500                     1,500   Denver, CO City & Cnty Arpt Rev Ser
                                     D (AMT)                              7.750   11/15/13     1,814,460                   1,814,460
   3,515                     3,515   E-470 Pub Hwy Auth CO Rev Cap
                                     Apprec Sr Ser B (MBIA Insd)              *   09/01/13     2,507,706                   2,507,706
   6,160                     6,160   E-470 Pub Hwy Auth CO Rev Sr Ser A
                                     (MBIA Insd)                          5.000   09/01/21     6,507,178                   6,507,178
                                                                                          ------------------------------------------
                                                                                              18,068,258     5,108,643    23,176,901
                                                                                          ------------------------------------------

                                     CONNECTICUT 0.7%
                1,010        1,010   Mashantucket Western Pequot Tribe
                                     CT Spl Rev Ser A, 144-A Private
                                     Placement (d)                        6.400   09/01/11                   1,072,923     1,072,923
                  990          990   Mashantucket Western Pequot Tribe
                                     CT Spl Rev Ser A, 144-A Private
                                     Placement (Prerefunded @ 09/01/07)
                                     (d)                                  6.400   09/01/11                   1,085,050     1,085,050
                                                                                          ------------------------------------------
                                                                                                             2,157,973     2,157,973
                                                                                          ------------------------------------------

                                     FLORIDA 4.6%
                3,000        3,000   Lake Cnty, FL Sch Brd Ctf Part
                                     (AMBAC Insd)                         5.375   07/01/17                   3,352,080     3,352,080
   5,000                     5,000   Osceola Cnty, FL Trans Rev Osceola
                                     Pkwy Proj & Rfdg (MBIA Insd)         5.000   04/01/22     5,398,200                   5,398,200
                5,000        5,000   Ocoee, FL Wtr & Swr Sys Rev Impt &
                                     Rfdg (AMBAC Insd)                    5.125   10/01/33                   5,289,950     5,289,950
                                                                                          ------------------------------------------
                                                                                               5,398,200     8,642,030    14,040,230
                                                                                          ------------------------------------------

                                     GEORGIA 4.2%
                2,000        2,000   Atlanta, GA Wtr & Wastewtr Rev (FSA
                                     Insd)                                5.000   11/01/21                   2,174,360     2,174,360
   5,000                     5,000   Clayton Cnty & Clayton Cnty GA Wtr
                                     Auth Wtr & Swr Rev                   5.000   05/01/20     5,476,700                   5,476,700
                2,000        2,000   Georgia St Rd & Twy Auth Rev         5.000   10/01/19                   2,186,060     2,186,060
                1,745        1,745   Municipal Elec Auth GA Comb Turbine
                                     Proj Ser A (MBIA Insd)               5.250   11/01/20                   1,935,624     1,935,624
   1,000                     1,000   Richmond Cnty, GA Dev Auth ASU
                                     Jaguar Student Hsg LLC Ser A         5.250   02/01/35     1,028,230                   1,028,230
                                                                                          ------------------------------------------
                                                                                               6,504,930     6,296,044    12,800,974
                                                                                          ------------------------------------------

                                     ILLINOIS 11.0%
   3,750                     3,750   Bolingbrook, IL Cap Apprec Ser B
                                     (MBIA Insd)                              *   01/01/32       876,300                     876,300
                1,710        1,710   Bolingbrook, IL Cap Apprec Ser C
                                     Rfdg (MBIA Insd) (a)                     *   01/01/29                     522,405       522,405

               VAN KAPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                            VKI-
   VOT          VKI       PROFORMA                                                                                          VKI-
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                             VOT           VKI         PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                5,400        5,400   Chicago, IL Brd of Ed Cap Apprec
                                     Sch Reform Ser B-1 (FGIC Insd)           *   12/01/28                   1,667,358     1,667,358
   3,365                     3,365   Chicago, IL Cap Apprec (Prerefunded
                                     @ 07/01/05) (AMBAC Insd)                 *   01/01/17     1,605,946                   1,605,946
     335                       335   Chicago, IL Single Family Mtg Rev
                                     Ser A (AMT) (GNMA Collateralized)    7.000   09/01/27       336,531                     336,531
      50                        50   Chicago, IL Single Family Mtg Rev
                                     Ser B (AMT) (GNMA Collateralized)    7.625   09/01/27        50,213                      50,213
   3,345                     3,345   Cook Cnty, IL Sch Dist No 100
                                     Berwyn South Ser D Rfdg (FSA Insd)   5.500   12/01/23     3,803,365                   3,803,365
   2,540                     2,540   Cook Cnty, IL Sch Dist No 122 Oak
                                     Lawn Cap Apprec (FGIC Insd) (a)          *   12/01/15     1,607,312                   1,607,312
   4,500                     4,500   Cook Cnty, IL Ser A (FGIC Insd)      5.500   11/15/31     4,991,535                   4,991,535
   1,000                     1,000   Illinois Dev Fin Auth Rev Cmnty
                                     Rehab Providers Fac Ser A            7.375   07/01/25     1,089,980                   1,089,980
   2,500                     2,500   Illinois Fin Auth Rev Northwestern
                                     Mem Hosp Ser A                       5.500   08/15/43     2,677,475                   2,677,475
   1,325                     1,325   Illinois Fin Auth Student Hsg MJH
                                     Rev Ed Assistance IV-Sr Ser A        5.125   06/01/35     1,315,221                   1,315,221
   8,000                     8,000   Illinois St First Ser (FSA Insd)     5.250   12/01/19     8,875,200                   8,875,200
   3,400                     3,400   Illinois St First Ser (FSA Insd)     5.250   04/01/27     3,684,614                   3,684,614
     300                       300   Peoria, Moline & Freeport, IL Coll
                                     Mtg Ser A (AMT) (GNMA
                                     Collateralized)                      7.600   04/01/27       301,332                     301,332
                                                                                          ------------------------------------------
                                                                                              31,215,024     2,189,763    33,404,787
                                                                                          ------------------------------------------

                                     INDIANA 6.0%
   2,805                     2,805   Dekalb Eastn High Sch Bldg Corp IN
                                     First Mtg (FSA Insd)                 6.000   01/15/18     3,243,926                   3,243,926
   4,000                     4,000   East Chicago, IN Elementary Sch
                                     Bldg Corp First Mtg Ser A            6.250   07/05/08     4,385,880                   4,385,880
   3,000                     3,000   Indiana Hlth Fac Fin Auth Hosp Rev
                                     Columbus Regl Hosp Rfdg (FSA Insd)   7.000   08/15/15     3,687,150                   3,687,150
                1,500        1,500   Indiana St Dev Fin Auth Rev Exempt
                                     Fac Conv Rfdg (AMT)                  5.950   08/01/30                   1,542,270     1,542,270
   2,000                     2,000   Petersburg, IN Pollutn Ctl Rev IN
                                     Pwr & Lt (AMT)                       5.950   12/01/29     2,048,620                   2,048,620
   2,850                     2,850   Southwest Parke Cmnty Sch Bldg
                                     First Mtg (FGIC Insd) (a)            5.250   07/15/21     3,160,108                   3,160,108
                                                                                          ------------------------------------------
                                                                                              16,525,684     1,542,270    18,067,954
                                                                                          ------------------------------------------

                                     LOUISIANA 6.0%
   2,500                     2,500   Louisiana Loc Govt Envir Fac Pkg
                                     Fac Corp Garage Proj Ser A (AMBAC
                                     Insd)                                5.375   10/01/31     2,717,875                   2,717,875
                1,400        1,400   Louisiana Pub Fac Auth Rev Hlth Fac
                                     Glen Retirement Ser A                6.700   12/01/25                   1,449,476     1,449,476
   6,000                     6,000   New Orleans, LA Rfdg (MBIA Insd)     5.125   09/01/21     6,560,700                   6,560,700
   2,000        2,000        4,000   New Orleans, LA Rfdg (FGIC Insd)     5.500   12/01/21     2,366,180     2,366,180     4,732,360
   2,800                     2,800   Saint Charles Parish, LA Solid
                                     Waste Disp Rev LA Pwr & Lt Co Proj
                                     (AMT) (FSA Insd) (c)                 7.050   04/01/22     2,809,576                   2,809,576
                                                                                          ------------------------------------------
                                                                                              14,454,331     3,815,656    18,269,987
                                                                                          ------------------------------------------

                                     MARYLAND 0.3%
                1,000        1,000   Maryland St Econ Dev Corp Univ MD
                                     College Pk Proj                      5.625   06/01/35                   1,038,570     1,038,570
                                                                                          ------------------------------------------

                                     MASSACHUSETTS 5.3%
                1,200        1,200   Massachusetts Bay Tran Auth MA Gen
                                     Tran Sys Ser A Rfdg                  6.250   03/01/12                   1,419,024     1,419,024
   2,000                     2,000   Massachusetts Muni Whsl Elec Co
                                     Proj No 6-A (MBIA Insd)              5.250   07/01/16     2,209,300                   2,209,300

               VAN KAPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                             VKI-
   VOT          VKI       PROFORMA                                                                                          VKI-
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                             VOT           VKI         PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   1,000        1,000        2,000   Massachusetts St Hlth & Ed Fac Auth
                                     Rev Saint Mem Med Ctr Ser A          6.000   10/01/23     1,006,840     1,006,840     2,013,680
   2,995                     2,995   Massachusetts St Wtr Pollutn
                                     Abatement Tr Pool Pgm Bds Ser 10     5.000   08/01/21     3,260,656                   3,260,656
                7,050        7,050   Massachusetts St Wtr Res Auth Gen
                                     Ser J (FSA Insd)                     5.000   08/01/32                   7,333,692     7,333,692
                                                                                          ------------------------------------------
                                                                                               6,476,796     9,759,556    16,236,352
                                                                                          ------------------------------------------

                                     MICHIGAN 5.7%
   3,000                     3,000   Detroit, MI City Sch Dist Sch Bldg
                                     & Site Impt Ser A (FGIC Insd)        5.375   05/01/24     3,360,630                   3,360,630
                2,000        2,000   Detroit, MI Downtown Dev Auth Tax
                                     Increment Rev Dev Area No. 1 Proj
                                     Ser C1 (Prerefunded @ 07/01/06)      6.250   07/01/25                   2,147,140     2,147,140
                2,790        2,790   Detroit, MI Wtr Supply Sys Rev Sr
                                     Lien Ser C (MBIA Insd) (a)           5.250   07/01/19                   3,102,145     3,102,145
                2,000        2,000   Grand Rapids, MI Wtr Supply
                                     (FGIC Insd)                          5.750   01/01/15                   2,271,700     2,271,700
   1,495                     1,495   Michigan St Hsg Dev Auth Multi-
                                     Family Rev Ltd Oblig Ser A Rfdg
                                     (GNMA Collateralized)                6.600   04/01/30     1,528,398                   1,528,398
                2,075        2,075   South Lyon, MI Cmnty Sch Bldg &
                                     Site (FGIC Insd)                     5.250   05/01/18                   2,304,184     2,304,184
                2,285        2,285   Taylor, MI Bldg Auth (AMBAC Insd)
                                     (a)                                  6.000   03/01/13                   2,703,863     2,703,863
                                                                                          ------------------------------------------
                                                                                               4,889,028    12,529,032    17,418,060
                                                                                          ------------------------------------------

                                     MINNESOTA 0.4%
   1,065                     1,065   Duluth, MN Econ Dev Auth Hlthcare
                                     Fac Rev Benedictine Hlth Sys Saint
                                     Marys                                5.250   02/15/33     1,098,611                   1,098,611
                                                                                          ------------------------------------------

                                     MISSISSIPPI 4.1%
   2,000        3,000        5,000   Mississippi Bus Fin Corp MS Pollutn
                                     Ctl Rev Sys Energy Res Inc Proj
                                     Rfdg                                 5.900   05/01/22     2,020,160     3,030,240     5,050,400
   1,900                     1,900   Mississippi Dev Bk Spl Oblig Cap
                                     Proj & Equip Acquisition Ser A2
                                     (AMBAC Insd)                         5.000   07/01/24     2,088,366                   2,088,366
   1,550                     1,550   Mississippi Dev Bk Spl Oblig
                                     Madison Cnty Hosp Proj (Prerefunded
                                     @ 07/01/09)                          6.400   07/01/29     1,798,170                   1,798,170
   2,595                     2,595   Mississippi Dev Bk Spl Oblig MS Ltd
                                     Oblig Hosp Impts (MBIA Insd) (a)     5.250   07/01/32     2,755,215                   2,755,215
                  840          840   Mississippi Home Corp Single Family
                                     Rev Mtg Ser C (AMT) (GNMA
                                     Collateralized)                      7.600   06/01/29                     872,432       872,432
                                                                                          ------------------------------------------
                                                                                               8,661,911     3,902,672    12,564,583
                                                                                          ------------------------------------------

                                     MISSOURI 7.8%
   2,000                     2,000   Cape Girardeau Cnty, MO Indl Dev
                                     Auth Hlthcare Fac Rev Southeast MO
                                     Hosp Assoc                           5.625   06/01/27     2,066,260                   2,066,260
   1,250                     1,250   Cole Cnty, MO Indl Dev Auth Sr
                                     Living Fac Rev Lutheran Sr Svcs
                                     Heisinger Proj (a)                   5.500   02/01/35     1,304,063                   1,304,063
                2,000        2,000   Curators Univ MO Sys Fac Rev Ser B
                                     Rfdg (a)                             5.000   11/01/20                   2,171,540     2,171,540
                3,000        3,000   Platte Cnty, MO Neighborhood Impt
                                     Parkville Ser B (MBIA Insd) (e)      5.000   02/01/25                   3,184,260     3,184,260
   1,500                     1,500   Saint Louis Cnty, MO Mtg Rev Ctf
                                     Rcpt Ser H (AMT) (Escrowed to
                                     Maturity)                            5.400   07/01/18     1,702,140                   1,702,140
   5,855        4,000        9,855   Saint Louis, MO Arpt Rev Arpt Dev
                                     Pgm Ser A (MBIA Insd)                5.250   07/01/31     6,195,761     4,232,800    10,428,561
   2,380                     2,380   Saint Louis, MO Arpt Rev Cap Impt
                                     Pgm Ser A (MBIA Insd) (a)            5.375   07/01/19     2,645,061                   2,645,061
                                                                                          ------------------------------------------
                                                                                              13,913,285     9,588,600    23,501,885
                                                                                          ------------------------------------------

                                     NEBRASKA 1.5%
   4,260                     4,260   University NE Univ Rev Lincoln
                                     Student Fees & Fac Ser B             5.000   07/01/23     4,549,169                   4,549,169
                                                                                          ------------------------------------------

               VAN KAPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                            VKI-
   VOT          VKI       PROFORMA                                                                                          VKI-
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                             VOT           VKI         PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                     NEVADA 2.5%
                3,000        3,000   Clark Cnty, NV Indl Dev Rev
                                     Southwest Gas Corp Proj Ser A (AMT)
                                     (AMBAC Insd)                         5.250   07/01/34                   3,147,540     3,147,540
                4,375        4,375   Las Vegas Valley, NV Wtr Dist Ser B
                                     Rfdg (MBIA Insd)                     5.000   06/01/27                   4,578,087     4,578,087
                                                                                          ------------------------------------------
                                                                                                             7,725,627     7,725,627
                                                                                          ------------------------------------------

                                     NEW HAMPSHIRE 1.2%
                1,000        1,000   New Hampshire Hlth & Ed Fac Auth
                                     Rev Derryfield Sch                   7.000   07/01/30                   1,040,300     1,040,300
                1,400        1,400   New Hampshire Hlth & Ed Fac
                                     Hlthcare Sys Covenant Hlth           5.500   07/01/34                   1,456,588     1,456,588
                1,000        1,000   New Hampshire St Bus Fin Auth Wtr
                                     Fac Rev Pennichuck Wtrwks Inc (AMT)
                                     (AMBAC Insd)                         6.300   05/01/22                   1,093,500     1,093,500
                                                                                          ------------------------------------------
                                                                                                             3,590,388     3,590,388
                                                                                          ------------------------------------------

                                     NEW JERSEY 5.7%
                  500          500   New Jersey Econ Dev Auth Rev
                                     Cigarette Tax                        5.750   06/15/29                     531,410       531,410
   1,000                     1,000   New Jersey Econ Dev Auth Rev
                                     Cigarette Tax                        5.500   06/15/31     1,041,160                   1,041,160
   5,000                     5,000   New Jersey Econ Dev Auth Rev Sch
                                     Fac Constr Ser I                     5.000   09/01/23     5,316,800                   5,316,800
                2,210        2,210   New Jersey Econ Dev Auth Wtr Fac
                                     Rev NJ American Wtr Co Inc Ser B
                                     (AMT) (FGIC Insd)                    5.375   05/01/32                   2,337,539     2,337,539
                1,000        1,000   New Jersey Hlthcare Fac Fin Auth
                                     Rev Cap Hlth Sys Oblig Grp Ser A     5.375   07/01/33                   1,037,280     1,037,280
   1,000                     1,000   New Jersey Hlthcare Fac Fin Auth
                                     Rev Gen Hosp Ctr at Passaic
                                     (Escrowed to Maturity) (FSA Insd)    6.000   07/01/06     1,031,470                   1,031,470
                2,000        2,000   New Jersey St Tpk Auth Tpk Rev Ser
                                     C-1 (AMBAC Insd)                     5.000   01/01/35                   2,077,900     2,077,900
   4,000                     4,000   Salem Cnty, NJ Indl Pollutn Ctl Fin
                                     Auth Rev Pollutn Ctl Pub Svc Elec &
                                     Gas Ser A (AMT) (MBIA Insd)          5.450   02/01/32     4,042,480                   4,042,480
                                                                                          ------------------------------------------
                                                                                              11,431,910     5,984,129    17,416,039
                                                                                          ------------------------------------------

                                     NEW MEXICO 0.5%
                1,500        1,500   Jicarilla, NM Apache Nation Rev Adj
                                     Ser A (Acquired 10/23/03, Cost
                                     $1,514,910) (f)                      5.000   09/01/18                   1,576,290     1,576,290
                                                                                          ------------------------------------------

                                     NEW YORK 10.3%
   3,250                     3,250   New York City Hlth & Hosp Corp Rev
                                     Hlth Sys Ser A (AMBAC Insd)          5.000   02/15/11     3,572,270                   3,572,270
   3,000                     3,000   New York City Muni Wtr Fin Auth Wtr
                                     & Sew Sys Rev Ser A (AMBAC Insd)     5.000   06/15/35     3,127,980                   3,127,980
   5,000                     5,000   New York City Ser A1 (Prerefunded @
                                     08/01/05)                            6.375   08/01/10     5,156,550                   5,156,550
                3,000        3,000   New York City Ser G (Prerefunded
                                     @ 02/01/06) (c)                      6.000   02/01/11                   3,156,420     3,156,420
                5,000        5,000   New York City Ser H (MBIA Insd) (a)  5.250   03/15/14                   5,567,200     5,567,200
   1,520                     1,520   New York St Dorm Auth Rev Insd John
                                     T Mather Mem Hosp (Connie Lee Insd)
                                     (a)                                  6.500   07/01/09     1,740,172                   1,740,172
     500                       500   New York St Energy Resh & Dev Auth
                                     St Service Contract Rev Ser B        5.500   04/01/05       502,780                     502,780
                2,175        2,175   New York St Med Care Fac Fin Agy
                                     Rev NY Downtown Hosp Ser A
                                     (Prerefunded @ 02/15/05)             6.800   02/15/20                   2,222,545     2,222,545
                3,000        3,000   New York St Med Care Fac Fin Agy
                                     Rev NY Hosp Mtg Ser A (Prerefunded
                                     @ 02/15/05) (AMBAC Insd)             6.200   08/15/05                   3,064,830     3,064,830
                3,000        3,000   New York St Med Care Fac Fin Agy
                                     Rev NY Hosp Mtg Ser A (Prerefunded
                                     @ 02/15/05) (AMBAC Insd)             6.800   08/15/24                   3,065,520     3,065,520
                                                                                          ------------------------------------------
                                                                                              14,099,752    17,076,515    31,176,267
                                                                                          ------------------------------------------

                                     NORTH CAROLINA 0.6%
                1,500        1,500   North Carolina Eastn Muni Pwr Agy
                                     Pwr Sys Rev Ser D                    6.700   01/01/19                   1,691,505     1,691,505
                                                                                          ------------------------------------------

                                     OHIO 4.4%
                3,000        3,000   Cincinnati, OH City Sch Dist Sch
                                     Impt (FSA Insd)                      5.250   06/01/18                   3,332,940     3,332,940
   1,000        1,000        2,000   Cuyahoga Cnty, OH Hosp Fac Rev
                                     Canton Inc Proj                      7.500   01/01/30     1,132,570     1,132,570     2,265,140
                1,000        1,000   Dayton, OH Arpt Rev James M Cox
                                     Dayton Ser C Rfdg (AMT)
                                     (Radian Insd)                        5.250   12/01/27                   1,036,760     1,036,760

               VAN KAPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)



                            VKI-
   VOT          VKI       PROFORMA                                                                                          VKI-
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                             VOT           VKI         PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   1,040                     1,040   Lorain Cnty, OH Hosp Rev EMH Regl
                                     Med Ctr Rfdg (AMBAC Insd)            7.750   11/01/13     1,101,090                   1,101,090
                1,165        1,165   Marion Cnty, OH Rev Cmnty Hosp Impt
                                     & Rfdg                               6.100   05/15/06                   1,204,435     1,204,435
                3,170        3,170   Pickerington, OH Loc Sch Dist Cap
                                     Apprec Sch Fac Contract (FGIC Insd)      *   12/01/11                   2,497,009     2,497,009
     950                       950   Strongsville, OH (Prerefunded @
                                     12/01/06)                            6.700   12/01/11     1,041,495                   1,041,495
                  850          850   Toledo Lucas Cnty, OH Port Auth
                                     Northwest Bd Fd Ser A (AMT)          6.000   05/15/11                     918,374       918,374
                                                                                          ------------------------------------------
                                                                                               3,275,155    10,122,088    13,397,243
                                                                                          ------------------------------------------

                                     OKLAHOMA 3.1%
   1,000        1,755        2,755   Tulsa Cnty, OK Pub Fac Auth Cap
                                     Impt Rev (AMBAC Insd)                6.250   11/01/22     1,162,950     2,040,977     3,203,927
                2,785        2,785   Tulsa, OK Indl Auth Hosp Rev
                                     Hillcrest Med Ctr Proj Rfdg
                                     (Escrowed to Maturity) (Connie Lee
                                     Insd) (a)                            6.250   06/01/06                   2,924,696     2,924,696
   2,960                     2,960   Tulsa, OK Indl Auth Hosp Rev
                                     Hillcrest Med Ctr Proj Rfdg
                                     (Escrowed to Maturity) (Connie Lee
                                     Insd) (a)                            6.250   06/01/07     3,207,486                   3,207,486
                                                                                          ------------------------------------------
                                                                                               4,370,436     4,965,673     9,336,109
                                                                                          ------------------------------------------

                                     OREGON 2.4%
                2,010        2,010   Emerald Peoples Util Dist OR Rfdg
                                     (FGIC Insd) (a)                      7.350   11/01/09                   2,398,292     2,398,292
     820                       820   Oregon St Vets Welfare Ser 76A       6.050   10/01/28       824,313                     824,313
   3,580                     3,580   Yamhill Cnty, OR Sch Dist No 029J
                                     Newburg (MBIA Insd)                  5.250   06/15/21     3,954,719                   3,954,719
                                                                                          ------------------------------------------
                                                                                               4,779,032     2,398,292     7,177,324
                                                                                          ------------------------------------------

                                     PENNSYLVANIA 4.0%
   4,680                     4,680   Erie, PA Sch Dist Cap Apprec Rfdg
                                     (FSA Insd)                               *   09/01/20     2,314,400                   2,314,400
   1,500                     1,500   Harrisburg, PA Res Gtd Sub Ser D 2
                                     (FSA Insd) (b)                       5.000   12/01/33     1,643,595                   1,643,595
   1,500                     1,500   Pennsylvania Econ Dev Fin Auth Res
                                     Recovery Rev Colver Proj Ser D
                                     (AMT)                                7.050   12/01/10     1,534,635                   1,534,635
                2,000        2,000   Pennsylvania Econ Dev Fin Auth Res
                                     Recovery Rev Colver Proj Ser D
                                     (AMT)                                7.150   12/01/18                   2,046,940     2,046,940
                2,000        2,000   Pennsylvania St Higher Ed Fac Auth
                                     Rev UPMC Hlth Sys Ser A              6.250   01/15/17                   2,289,280     2,289,280
                  905          905   Pennsylvania St Higher Ed Fac Auth
                                     Rev UPMC Hlth Sys Ser A              6.250   01/15/18                   1,033,818     1,033,818
   1,315                     1,315   State Pub Sch Bldg Auth PA Sch Rev
                                     Burgettstown Sch Dist Ser D
                                     (Prerefunded @ 02/01/05)
                                     (MBIA Insd) (a)                      6.450   02/01/10     1,315,000                   1,315,000
                                                                                          ------------------------------------------
                                                                                               6,807,630     5,370,038    12,177,668
                                                                                            ----------------------------------------

                                     RHODE ISLAND 1.3%
   3,775                     3,775   Rhode Island St Econ Dev Corp Arpt
                                     Rev Ser A Rfdg (AMT) (FSA Insd)      5.000   07/01/17     4,024,414                   4,024,414
                                                                                          ------------------------------------------

                                     SOUTH CAROLINA 2.5%
   3,115                     3,115   Greenville, SC Impt & Rfdg (MBIA
                                     Insd) (a)                            5.250   04/01/21     3,438,244                   3,438,244
   3,750                     3,750   South Carolina Jobs Econ Dev Auth
                                     Indl Rev Elec & Gas Co Proj Ser B
                                     (AMT) (AMBAC Insd)                   5.450   11/01/32     3,992,775                   3,992,775
                                                                                          ------------------------------------------
                                                                                               7,431,019                   7,431,019
                                                                                          ------------------------------------------

                                     SOUTH DAKOTA 0.8%
   1,375                     1,375   Deadwood, SD Ctf Partn (ACA Insd)    6.375   11/01/20     1,484,038                   1,484,038
                1,000        1,000   South Dakota St Hlth & Ed Fac Auth
                                     Rev Childrens Care Hosp Rfdg         6.125   11/01/29                   1,090,920     1,090,920
                                                                                          ------------------------------------------
                                                                                               1,484,038     1,090,920     2,574,958
                                                                                          ------------------------------------------

                                     TENNESSEE 1.5%
                1,270        1,270   Elizabethton, TN Hlth & Ed Fac Brd
                                     Rev Hosp First Mtg Ser B Impt &
                                     Rfdg                                 8.000   07/01/33                   1,525,168     1,525,168

               VAN KAPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                            VKI-
   VOT          VKI       PROFORMA                                                                                          VKI-
PAR AMOUNT   PAR AMOUNT  PAR AMOUNT                                                             VOT           VKI         PROFORMA
  (000)        (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   1,300        1,000        2,300   Johnson City, TN Hlth & Ed Fac Brd
                                     Hosp Rev First Mtg Ser A Rfdg
                                     (MBIA Insd)                          7.500   07/01/25     1,652,898     1,271,460     2,924,358
                                                                                          ------------------------------------------
                                                                                               1,652,898     2,796,628     4,449,526
                                                                                          ------------------------------------------

                                     TEXAS 12.3%
   2,335                     2,335   Beaumont, TX Wtrwks & Swr Sys
                                     (FGIC Insd)                          6.250   09/01/14     2,697,976                   2,697,976
   2,000                     2,000   Brazos Cnty, TX Hlth Fac Dev
                                     Oblig Grp                            5.375   01/01/32     2,060,600                   2,060,600
   1,190          790        1,980   Brazos River Auth TX Pollutn Ctl
                                     Rev Adj TXU Elec Co Proj Ser C Rfdg
                                     (AMT) (b)                            5.750   05/01/36     1,287,402       854,661     2,142,063
                  930          930   Brownsville, TX Util Sys Rev
                                     (Escrowed to Maturity)               7.375   01/01/10                   1,053,941     1,053,941
                1,515        1,515   Cameron Cnty, TX Ctf Oblig
                                     (AMBAC Insd) (a)                     5.750   02/15/16                   1,690,831     1,690,831
                3,000        3,000   Dallas-Fort Worth, TX Intl Arpt Rev
                                     Jt Ser A Impt & Rfdg (AMT)
                                     (FGIC Insd)                          5.500   11/01/31                   3,171,840     3,171,840
                2,945        2,945   Houston, TX Arpt Sys Rev (Escrowed
                                     to Maturity)                         9.500   07/01/10                   3,545,486     3,545,486
   5,000                     5,000   Houston, TX Util Sys Rev Comb First
                                     Lien Ser A Rfdg (FSA Insd)           5.250   05/15/20     5,552,350                   5,552,350
   1,000        1,000        2,000   Mesquite, TX Hlth Fac Dev Corp
                                     Retirement Fac Christian Care Ctr
                                     Ser A                                7.625   02/15/28     1,053,440     1,053,440     2,106,880
   1,500                     1,500   Metropolitan Hlth Fac Dev Corp TX
                                      Wilson N Jones Mem Hosp Proj        7.250   01/01/31     1,504,005                   1,504,005
                3,000        3,000   Prosper,TX Indpt Sch Dist (PSF Gtd)  5.500   08/15/33                   3,240,690     3,240,690
                2,000        2,000   San Antonio, TX Elec & Gas Sys Rfdg  5.375   02/01/16                   2,223,160     2,223,160
                1,990        1,990   Stafford, TX Econ Dev Corp (FGIC
                                     Insd) (a)                            6.000   09/01/19                   2,396,458     2,396,458
   2,000        1,510        3,510   Texas St Wtr Fin Assistance          5.500   08/01/35     2,178,240     1,644,571     3,822,811
                                                                                          ------------------------------------------
                                                                                              16,334,013    20,875,078    37,209,091
                                                                                          ------------------------------------------

                                     UTAH 0.0%
      50                        50   Utah St Hsg Fin Agy Single Family
                                     Mtg Sr Issue Ser B-2 (AMT)
                                     (FHA/VA Gtd)                         6.500   07/01/15        50,133                      50,133
                                                                                          ------------------------------------------

                                     VIRGINIA 3.0%
   2,000                     2,000   Fairfax Cnty, VA Ctf Partn           5.300   04/15/23     2,183,680                   2,183,680
   1,500                     1,500   Henrico Cnty, VA Indl Dev Auth Pub
                                     Fac Lease Rev Henrico Cnty Regl
                                     Jail Proj (Prerefunded @ 08/01/05)   6.500   08/01/10     1,562,820                   1,562,820
   1,380                     1,380   Richmond, VA Indl Dev Auth Govt Fac
                                     Rev Bds (AMBAC Insd) (a)             5.000   07/15/14     1,537,513                   1,537,513
                1,595        1,595   Richmond, VA Indl Dev Auth Govt Fac
                                     Rev Bds (AMBAC Insd) (a)             5.000   07/15/16                   1,784,789     1,784,789
   1,715                     1,715   Richmond, VA Indl Dev Auth Govt Fac
                                     Rev Bds (AMBAC Insd) (a)             5.000   07/15/17     1,916,770                   1,916,770
                                                                                          ------------------------------------------
                                                                                               7,200,783     1,784,789     8,985,572
                                                                                          ------------------------------------------

                                     WASHINGTON 1.8%
                1,280        1,280   Pierce Cnty, WA Sch Dist No. 343
                                     Dieringer Impt & Rfdg (FSA Insd)     5.000   12/01/20                   1,383,475     1,383,475
     700                       700   Quinault Indian Nation, WA Quinaul
                                     Beach Ser A Rfdg & Impt (ACA Insd)   5.800   12/01/15       749,497                     749,497
   3,000                     3,000   Spokane, WA Pub Fac Dist Hotel
                                     Motel & Sales Use Tax (MBIA Insd)    5.250   09/01/33     3,197,220                   3,197,220
                                                                                          ------------------------------------------
                                                                                               3,946,717     1,383,475     5,330,192
                                                                                          ------------------------------------------

                                     WEST VIRGINIA 1.5%
     500                       500   Harrison Cnty, WV Cnty Cmnty Solid
                                     Waste Disp Rev West PA Pwr Co Ser C
                                     (AMT) (AMBAC Insd)                   6.750   08/01/24       511,600                     511,600
   3,750                     3,750   West Virginia Univ Rev Impt Univ
                                     Proj Ser C (FGIC Insd)               5.000   10/01/34     3,923,888                   3,923,888
                                                                                          ------------------------------------------
                                                                                               4,435,488                   4,435,488
                                                                                          ------------------------------------------

                                     WISCONSIN 1.8%
                2,500        2,500   Milwaukee, WI Redev Auth Rev
                                     Milwaukee Pub Schs (AMBAC Insd)      5.125   08/01/21                   2,706,225     2,706,225

               VAN KAPEN MUNICIPAL OPPORTUNITY TRUST II (VOT) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                            VKI-
   VOT         VKI       PROFORMA                                                                                           VKI-
PAR AMOUNT  PAR AMOUNT  PAR AMOUNT                                                             VOT           VKI         PROFORMA
  (000)       (000)        (000)    DESCRIPTION                          COUPON  MATURITY  MARKET VALUE  MARKET VALUE  MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   2,490                    2,490   Wisconsin St Hlth & Ed Fac Auth Rev
                                    Bellin Mem Hosp (AMBAC Insd)         6.625   02/15/08     2,679,663                   2,679,663
                                                                                         ------------------------------------------
                                                                                              2,679,663     2,706,225     5,385,888
                                                                                         ------------------------------------------

PUERTO RICO 5.9%
   8,000       6,000       14,000   Puerto Rico Comwlth Hwy & Trans
                                    Auth Hwy Rev Ser Y Rfdg (FSA Insd)
                                    (b) (c)                              6.250   07/01/21    10,223,760     7,667,820    17,891,580
                                                                                         ------------------------------------------

TOTAL LONG-TERM INVESTMENTS 162.4%
     (Cost $457,665,853)                                                                    290,899,263   201,258,993   492,158,256

TOTAL SHORT-TERM INVESTMENTS 1.5%
     (Cost $4,600,000)                                                                          800,000     3,800,000     4,600,000
                                                                                         ------------------------------------------
TOTAL INVESTMENTS 163.9%
     (Cost $462,265,853)                                                                    291,699,263   205,058,993   496,758,256

OTHER ASSETS IN EXCESS OF LIABILITIES 0.5%                                                    3,069,816    (1,806,682)    1,263,134

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (64.4%)                                 (115,020,637)  (80,024,143) (195,044,780)
                                                                                         ------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES 100.0%                                              $179,748,442  $123,228,168  $302,976,610
                                                                                         ==========================================

                    Percentages are calculated as a percentage of net assets applicable to common shares.

        *           Zero coupon bond

       (a)          The Trust owns 100% of the bond issuance.

       (b)          Security converts to a fixed coupon rate at a predetermined date.

       (c)          All or a portion of these securities have been physically segregated in connection with open futures contracts.

       (d)          144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

       (e)          Securities purchased on a when-issued or delayed delivery basis.

       (f)          This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.5% of net assets applicable to common shares.

ACA            - American Capital Access Insurance Co.
AMBAC          - AMBAC Indemnity Corp.
AMT            - Alternative Minimum Tax
Connie Lee     - Connie Lee Insurance Co.
FGIC           - Financial Guaranty Insurance Co.
FHA/VA         - Federal Housing Administration/Department of Veterans Affairs
FSA            - Financial Security Assurance Inc.
GNMA           - Government National Mortgage Association
MBIA           - Municipal Bond Investors Assurance Corp.
PSF            - Public School Fund
Radian         - Radian Asset Assurance
XLCA           - XL Capital Assurance Inc.

Future contracts outstanding as of January 31, 2005:

                                                                                                                    Unrealized
                                                                                                                   Appreciation/
Short Contracts:                                                                                     Contracts     Depreciation
     U.S. Treasury Notes 10-Year Futures March 05 (Current Notional Value $112,266 per contract)           178      $ (242,681)

     U.S. Treasury Notes 5-Year Futures March 05 (Current Notional Value $109,250 per contract)            943        (314,317)
                                                                                                        ------      ----------
                                                                                                         1,121      $ (556,998)
                                                                                                        ======      ==========

                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                         VKI-
   VKV         VKI     PROFORMA                                                                                             VKI-
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                               VKV            VKI        PROFORMA
  (000)       (000)     (000)    DESCRIPTION                             COUPON   MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                 Municipal Bonds 158.8%
                                 ALASKA   0.2%
           $ 1,000      $ 1,000  Alaska St Hsg Fin Corp Gen Hsg
                                 Ser A (FGIC Insd)                          5.250 12/01/41  $           $  1,065,960  $  1,065,960
                                                                                           ----------------------------------------

                                 ALABAMA 2.2%
 $ 1,000                  1,000  Birmingham Baptist Med Ctr AL
                                 Baptist Hlth Sys Ser A                     5.875 11/15/24    1,066,150                   1,066,150
   5,000                  5,000  Birmingham Baptist Med Ctr AL Spl
                                 Care Fac Fin Auth Rev (MBIA Insd)          5.750 11/15/10    5,361,950                   5,361,950
   4,000                  4,000  Jefferson Cnty, AL Ltd Oblig Sch Wt
                                 Ser A                                      5.250 01/01/23    4,300,320                   4,300,320
       4                      4  Mobile, AL Indl Dev Brd Solid Waste
                                 Disp Rev Mobile Energy Svc Co Proj
                                 Rfdg                                       6.950 01/01/20           22                          22
                                                                                           ----------------------------------------
                                                                                             10,728,442                  10,728,442
                                                                                           ----------------------------------------

                                 ARIZONA   4.3%
   5,000                  5,000  Arizona Sch Fac Brd Ctfs Ser B (FSA
                                 Insd)                                      5.250 09/01/19    5,592,550                   5,592,550
              3,000       3,000  Arizona St Transn Brd Hwy Rev Ser B        5.250 07/01/19                  3,328,260     3,328,260
   5,250                  5,250  Arizona Tourism & Sports Auth Tax
                                 Rev Multipurpose Stad Fac Ser A
                                 (MBIA Insd)                                5.375 07/01/23    5,885,302                   5,885,302
              2,000       2,000  Phoenix, AZ Civic Impt Corp Arpt
                                 Rev Jr Lien (AMT) (FGIC Insd)              5.375 07/01/29                  2,039,760     2,039,760
   2,280        765       3,045  Pima Cnty, AZ Indl Dev Auth Indl
                                 Rev Lease Oblig Irvington Proj
                                 Tucson Ser A Rfdg (FSA Insd)              7.250 07/15/10    2,383,512       799,731     3,183,243
              1,300       1,300  Tempe, AZ Excise Tax Rev Rfdg              5.250 07/01/18                  1,447,927     1,447,927
                                                                                           ----------------------------------------
                                                                                             13,861,364     7,615,678    21,477,042
                                                                                           ----------------------------------------

                                 ARKANSAS   0.7%
   1,930                  1,930  Arkansas St Cap Apprec College Svg             * 06/01/16    1,209,782                   1,209,782
   2,305                  2,305  Arkansas St Dev Fin Auth Rev St Agy
                                 Fac Donaghey Plaza Proj (FSA Insd)         5.000 06/01/34    2,408,886                   2,408,886
                                                                                           ----------------------------------------
                                                                                              3,618,668                   3,618,668
                                                                                           ----------------------------------------

                                 CALIFORNIA   19.9%
   6,215                  6,215  ABC, CA Uni Sch Dist Cap Apprec
                                 (FGIC Insd)                                    * 08/01/34    1,404,776                   1,404,776
              6,000       6,000  Anaheim, CA Pub Fin Auth Lease Rev
                                 Cap Apprec Pub Impt Proj Ser C (FSA
                                 Insd)                                          * 09/01/19                  3,097,680     3,097,680
              5,000       5,000  Anaheim, CA Pub Fin Auth Lease Rev
                                 Cap Apprec Pub Impt Proj Ser C (FSA
                                 Insd)                                          * 09/01/32                  1,234,800     1,234,800
              2,095       2,095  Bay Area Govt Assn CA Rev Tax Alloc
                                 CA Redev Pool Ser A (XLCA Insd)            5.250 09/01/35                  2,237,167     2,237,167
       8                      8  California Rural Home Mtg Fin Auth
                                 Single Family Mtg Rev Ser B (AMT)
                                 (GNMA Collateralized)                      7.750 09/01/26        7,544                       7,544
              1,000       1,000  California St (AMBAC Insd)                 5.125 10/01/27                  1,057,450     1,057,450
  10,000                 10,000  California St (MBIA Insd)                  5.500 03/01/17   11,111,200                  11,111,200
   3,000                  3,000  California St Dept Wtr Res Ser A           5.875 05/01/16    3,428,250                   3,428,250
              2,800       2,800  California St Dept Wtr Res Pwr
                                 Ser A (AMBAC Insd)                         5.500 05/01/16                  3,177,468     3,177,468
   5,000                  5,000  California St Pub Wks Brd Dept Gen
                                 Svc Cap East End A (AMBAC Insd)            5.125 12/01/21    5,390,500                   5,390,500
   2,000      2,000       4,000  California St Pub Wks Brd Lease Rev
                                 Dept of Corrections St Prisons
                                 Ser A Rfdg (AMBAC Insd) (b)                5.000 12/01/19    2,210,680     2,210,680     4,421,360
   6,000                  6,000  California St Pub Wks Brd Lease Rev
                                 Dept of Corrections St Prisons
                                 Ser A Rfdg (AMBAC Insd)                    5.250 12/01/13    6,844,500                   6,844,500
              2,500       2,500  California St Pub Wks Brd Lease Rev
                                 Dept of Mental Hlth Coalinga Ser A         5.000 06/01/24                  2,614,625     2,614,625
   5,000                  5,000  California St Rfdg                         5.000 02/01/19    5,323,050                   5,323,050
   2,000                  2,000  Florin, CA Res Consv Dist Cap Impt
                                 Elk Grove Wtr Svc Ser A (MBIA Insd)        5.000 09/01/33    2,091,000                   2,091,000
  30,000                 30,000  Foothill/Eastern Corridor Agy CA
                                 Toll Rd Rev Ser A Rfdg                         * 01/15/22   11,384,700                  11,384,700

                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                         VKI-
   VKV         VKI     PROFORMA                                                                                             VKI-
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                               VKV            VKI        PROFORMA
  (000)       (000)     (000)    DESCRIPTION                             COUPON   MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   1,000                  1,000  Foothill/Eastern Corridor Agy CA
                                 Toll Rd Rev Sr Lien Ser A
                                 (Prerefunded @ 01/01/07)                   6.500 01/01/32    1,078,580                   1,078,580
   3,350                  3,350  Imperial Irr Dist CA Ctf Part Elec
                                 Sys Proj (FSA Insd) (c)                    5.250 11/01/19    3,709,823                   3,709,823
              3,950       3,950  Los Angeles, CA Dept Wtr & Pwr
                                 Ser A (FGIC Insd)                          5.125 07/01/40                  4,123,049     4,123,049
   5,500                  5,500  Port Oakland, CA Ser L (AMT) (FGIC
                                 Insd)                                      5.000 11/01/32    5,637,005                   5,637,005
   9,000                  9,000  Riverside Cnty, CA Asset Leasing
                                 Corp Leasehold Rev Riverside Cnty
                                 Hosp Proj (MBIA Insd)                          * 06/01/21    4,237,740                   4,237,740
   5,700                  5,700  Sacramento, CA City Fin Auth Rev
                                 Comb Proj B (MBIA Insd)                        * 11/01/15    3,626,112                   3,626,112
             13,880      13,880  San Joaquin Hills, CA Transn
                                 Corridor Agy Toll Rd Rev Cap Apprec
                                 Ser A Rfdg (MBIA Insd)                         * 01/15/28                  4,422,446     4,422,446
  10,225                 10,225  Santa Ana, CA Uni Sch Dist Ctf Part
                                 Cap Apprec Fin Proj (FSA Insd)                 * 04/01/32    2,539,788                   2,539,788
   5,755                  5,755  Southwestern Cmnty College Cap
                                 Apprec Election 2000 (FGIC Insd)               * 08/01/29    1,689,783                   1,689,783
              2,720       2,720  Washington, CA Uni Sch Dist Yolo
                                 Cnty Election 2004 Ser A (FGIC
                                 Insd)(c)                                   5.250 08/01/19                  3,025,701     3,025,701
                                                                                           ----------------------------------------
                                                                                             71,715,031    27,201,066    98,916,097
                                                                                           ----------------------------------------

                                 COLORADO   6.3%
   4,340                  4,340  Adams & Arapahoe Cntys, CO Jt Sch
                                 Dist Ser A (FSA Insd)                      5.250 12/01/18    4,845,133                   4,845,133
   4,290                  4,290  Adams & Arapahoe Cntys, CO Jt Sch
                                 Dist Ser C (Prerefunded @ 12/01/06)
                                 (MBIA Insd)                                5.750 12/01/08    4,630,497                   4,630,497
   3,000      1,000       4,000  Arapahoe Cnty, CO Cap Impt Tr Fd
                                 Rev E-470 Proj (Prerefunded @
                                 Hwy 08/31/05) (a)                          7.000 08/31/26    3,174,300     1,058,100     4,232,400
   1,000                  1,000  Arapahoe Cnty, CO Cap Impt Tr Fd
                                 Hwy Rev E-470 Proj Ser B
                                 (Prerefunded @ 08/31/05) (a)               6.950 08/31/20    1,057,820                   1,057,820
   9,000      5,000      14,000  Arapahoe Cnty, CO Cap Impt Tr Fd
                                 Hwy Rev E-470 Proj Ser C
                                 (Prerefunded @ 08/31/05)                       * 08/31/26    1,855,440     1,030,800     2,886,240
              1,475       1,475  Colorado Ed & Cultural Fac Auth Rev
                                 Charter Sch Proj Impt & Rfdg (XLCA
                                 Insd)                                      5.250 08/15/19                  1,631,704     1,631,704
   2,000                  2,000  Colorado Hlth Fac Auth Rev Catholic
                                 Hlth Initiatives Ser A (Escrowed to
                                 Maturity)                                  5.500 03/01/32    2,261,240                   2,261,240
              1,000       1,000  Colorado Hlth Fac Auth Rev Hosp
                                 Portercare Adventist Hlth                  6.500 11/15/31                  1,111,170     1,111,170
                165         165  Colorado Hsg Fin Auth Single Family
                                 Pgm Sr Ser A2 (AMT)                        7.250 05/01/27                    166,685       166,685
                109         109  Colorado Hsg Fin Auth Single Family
                                 Pgm Sr Ser B1 (AMT)                        7.650 11/01/26                    110,184       110,184
   6,495                  6,495  Colorado Springs, CO Utils Rev
                                 (Escrowed to Maturity)                     6.600 11/15/18    8,231,308                   8,231,308
                                                                                           ----------------------------------------
                                                                                             26,055,738     5,108,643    31,164,381
                                                                                           ----------------------------------------

                                 CONNECTICUT   1.5%
   5,000                  5,000  Connecticut St Ser C (FGIC Insd)(b)        5.000 04/01/22    5,418,200                   5,418,200
              1,010       1,010  Mashantucket Western Pequot Tribe
                                 CT Spl Rev Ser A, 144-A Private
                                 Placement (d)                              6.400 09/01/11                  1,072,923     1,072,923
                990         990  Mashantucket Western Pequot Tribe
                                 CT Spl Rev Ser A, 144-A Private
                                 Placement (Prerefunded @ 09/01/07)
                                 (d)                                        6.400 09/01/11                  1,085,050     1,085,050
                                                                                           ----------------------------------------
                                                                                              5,418,200     2,157,973     7,576,173
                                                                                           ----------------------------------------

                                                                                           ----------------------------------------

                                 DISTRICT OF COLUMBIA   1.1%
   5,000                  5,000  Metropolitan Washington DC Arpt
                                 Auth Sys Ser A (AMT) (FGIC Insd)           5.250 10/01/32    5,220,150                   5,220,150
                                                                                           ----------------------------------------

                                 FLORIDA   7.5%
   2,500                  2,500  Dade Cnty, FL Wtr & Swr Sys Rev
                                 (FGIC Insd)                                5.250 10/01/21    2,672,100                   2,672,100
   5,000                  5,000  Escambia Cnty, FL Hlth Fac Auth
                                 Rev (AMBAC Insd)                           5.950 07/01/20    5,087,700                   5,087,700

                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)

                          VKI-
   VKV         VKI     PROFORMA                                                                                            VKI-
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                               VKV            VKI        PROFORMA
  (000)       (000)     (000)    DESCRIPTION                             COUPON   MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   3,980                  3,980  Jacksonville, FL Port Auth (AMT)
                                 (MBIA Insd)                                5.700 11/01/30    4,373,741                   4,373,741
   2,780                  2,780  Jacksonville, FL Port Auth
                                 (Prerefunded @ 11/01/10) (AMT)
                                 (MBIA Insd)                                5.700 11/01/30    3,135,673                   3,135,673
              3,000       3,000  Lake Cnty, FL Sch Brd Ctf Part
                                 (AMBAC Insd)                               5.375 07/01/17                  3,352,080     3,352,080
  11,500                 11,500  Miami-Dade Cnty, FL Aviation Rev
                                 Miami Intl Arpt (AMT) (FGIC Insd)          5.375 10/01/32   12,128,130                  12,128,130
              5,000       5,000  Ocoee, FL Wtr & Swr Sys Rev Impt &
                                 Rfdg (AMBAC Insd)                          5.125 10/01/33                  5,289,950     5,289,950
     995                    995  Pinellas Cnty, FL Hsg Fin Auth
                                 Single Family Mtg Rev Multi Cnty
                                 Pgm Ser A (AMT) (GNMA
                                 Collateralized)                            6.700 02/01/28    1,015,636                   1,015,636
                                                                                           ----------------------------------------
                                                                                             28,412,980     8,642,030    37,055,010
                                                                                           ----------------------------------------

                                 GEORGIA   4.6%
              2,000       2,000  Atlanta, GA Wtr & Wastewtr Rev (FSA
                                 Insd)                                      5.000 11/01/21                  2,174,360     2,174,360
   5,000                  5,000  Georgia Muni Elec Auth Pwr Rev
                                 Ser B (Escrowed to Maturity) (FGIC
                                 Insd)                                      5.700 01/01/19    5,926,150                   5,926,150
              2,000       2,000  Georgia St Rd & Twy Auth Rev               5.000 10/01/19                  2,186,060     2,186,060
   2,700                  2,700  Marietta, GA Dev Auth Rev First Mtg
                                 Life College Ser B (FSA Insd) (c)          5.375 09/01/09    2,797,524                   2,797,524
   2,205                  2,205  Municipal Elec Auth GA Comb Cycle
                                 Proj Ser A (MBIA Insd)                     5.000 11/01/20    2,394,123                   2,394,123
   4,995      1,745       6,740  Municipal Elec Auth GA Comb Turbine
                                 Proj Ser A (MBIA Insd)                     5.250 11/01/20    5,540,654     1,935,624     7,476,278
       5                      5  Municipal Elec Auth GA Comb Turbine
                                 Proj Ser A (Prerefunded @ 11/01/12)
                                 (MBIA Insd)                                5.250 11/01/20        5,657                       5,657
                                                                                           ----------------------------------------
                                                                                             16,664,108     6,296,044    22,960,152
                                                                                           ----------------------------------------

                                 HAWAII   2.3%
  10,430                 10,430  Hawaii St Dept Budget & Fin Spl
                                 Purp Rev Hawaiian Elec Co Inc Ser A
                                 (AMT) (MBIA Insd)                          5.650 10/01/27   11,405,205                  11,405,205
                                                                                           ----------------------------------------

                                 ILLINOIS   7.6%
              1,710       1,710  Bolingbrook, IL Cap Apprec Ser C
                                 Rfdg (MBIA Insd) (c)                           * 01/01/29                    522,405       522,405
              5,400       5,400  Chicago, IL Brd of Ed Cap Apprec
                                 Sch Reform Ser B-1 (FGIC Insd)                 * 12/01/28                  1,667,358     1,667,358
   3,500                  3,500  Chicago, IL Cap Apprec (Prerefunded
                                 @ 07/01/05) (AMBAC Insd)                        * 01/01/17    1,670,375                   1,670,375
   6,000                  6,000  Chicago, IL Lakefront Millenium Pkg
                                 Fac (MBIA Insd) (e)                      0/5.750 01/01/29    6,076,200                   6,076,200
   3,180                  3,180  Illinois Hlth Fac Auth Rev
                                 Children's Mem Hosp (MBIA Insd)            6.250 08/15/13    3,729,599                   3,729,599
   1,485                  1,485  Illinois Hlth Fac Auth Rev
                                 Evangelical Hosp Ser A Rfdg (FSA
                                 Insd)                                      6.750 04/15/17    1,832,698                   1,832,698
     825                    825  Illinois Hlth Fac Auth Rev
                                 Evangelical Hosp Ser C (FSA Insd)          6.750 04/15/17    1,018,166                   1,018,166
   1,000                  1,000  Illinois Hlth Fac Auth Rev Highland
                                 Park Hosp Proj Ser A (Prerefunded @
                                 10/01/07) (MBIA Insd)                      5.750 10/01/17    1,101,600                   1,101,600
   2,070                  2,070  Northern IL Univ Ctf Part Hoffman
                                 Estates Ctr Proj (FSA Insd)                5.400 09/01/16    2,341,418                   2,341,418
   5,000                  5,000  Regional Trans Auth IL Ser A (AMBAC
                                 Insd)                                      8.000 06/01/17    6,994,600                   6,994,600
  10,000                 10,000  Will Cnty, IL Sch Dist No 122 Ser B
                                 Rfdg (FGIC Insd)                           5.250 11/01/20   11,042,200                  11,042,200
                                                                                           ----------------------------------------
                                                                                             35,806,856     2,189,763    37,996,619
                                                                                           ----------------------------------------

                                 INDIANA   0.3%
   1,500                  1,500  Indiana St Dev Fin Auth Rev Exempt
                                 Fac Conv Rfdg (AMT)                        5.950 08/01/30                  1,542,270     1,542,270
                                                                                           ----------------------------------------

                                 KANSAS  1.6%
   3,430                  3,430  Kansas St Dev Fin Auth Rev KS Proj
                                 Ser N (AMBAC Insd) (c)                     5.250 10/01/20    3,770,359                   3,770,359

                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                         VKI-
   VKV         VKI     PROFORMA                                                                                             VKI-
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                               VKV            VKI        PROFORMA
  (000)       (000)     (000)    DESCRIPTION                             COUPON   MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   3,615                  3,615  Kansas St Dev Fin Auth Rev KS Proj
                                 Ser N (AMBAC Insd) (c)                     5.250 10/01/21    3,957,594                   3,957,594
                                                                                           ----------------------------------------
                                                                                              7,727,953                   7,727,953
                                                                                           ----------------------------------------

                                 KENTUCKY   0.1%
     500                    500  Mount Sterling, KY Lease Rev KY
                                 League Cities Fdg Ser B                    6.100 03/01/18      601,420                     601,420
                                                                                           ----------------------------------------

                                 LOUISIANA   6.2%
   5,000                  5,000  Lafayette, LA Util Rev (MBIA Insd)         5.250 11/01/21    5,583,650                   5,583,650
   5,970                  5,970  Louisiana Loc Govt Environment
                                 Southeastn LA Student Hsg A (MBIA
                                 Insd) (c)                                  5.250 08/01/24    6,572,373                   6,572,373
              1,400       1,400  Louisiana Pub Fac Auth Rev Hlth Fac
                                 Glen Retirement Ser A                      6.700 12/01/25                  1,449,476     1,449,476
   8,065                  8,065  Louisiana St Office Fac Corp LA St
                                 Cap Complex Pgm (MBIA Insd) (c)            5.000 11/01/20    8,688,989                   8,688,989
              2,000       2,000  New Orleans, LA Rfdg (FGIC Insd)           5.500 12/01/21                  2,366,180     2,366,180
   6,000                  6,000  Saint Charles Parish, LA Solid
                                 Waste Disp Rev LA Pwr & Lt Co Proj
                                 (AMT) (FSA Insd) (b)                       7.050 04/01/22    6,020,520                   6,020,520
                                                                                           ----------------------------------------
                                                                                             26,865,532     3,815,656    30,681,188
                                                                                           ----------------------------------------

                                 MARYLAND   2.2%
   5,000                  5,000  Maryland St Econ Dev Corp MD
                                 Aviation Admin Fac (AMT) (FSA Insd)        5.375 06/01/20    5,465,450                   5,465,450
              1,000       1,000  Maryland St Econ Dev Corp Univ MD
                                 College Pk Proj                            5.625 06/01/35                  1,038,570     1,038,570
   4,000                  4,000  Maryland St Trans Auth Arpt
                                 Baltimore/WA Intl Arpt B (AMT)
                                 (AMBAC Insd)                               5.125 03/01/24    4,237,400                   4,237,400
                                                                                           ----------------------------------------
                                                                                              9,702,850     1,038,570    10,741,420
                                                                                           ----------------------------------------

                                 MASSACHUSETTS  4.3%
   2,500                  2,500  Massachusetts Bay Trans Auth Ser A         5.000 07/01/32    2,597,975                   2,597,975
              1,200       1,200  Massachusetts Bay Tran Auth MA Gen
                                 Tran Sys Ser A Rfdg                        6.250 03/01/12                  1,419,024     1,419,024
              1,000       1,000  Massachusetts St Hlth & Ed Fac Auth
                                 Rev Saint Mem Med Ctr Ser A                6.000 10/01/23                  1,006,840     1,006,840
   1,750                  1,750  Massachusetts St Hlth & Ed Fac Auth
                                 Rev Hlthcare Sys Covenant Hlth             6.000 07/01/31    1,869,963                   1,869,963
     925                    925  Massachusetts St Indl Fin Agy Wtr
                                 Treatment American Hingham (AMT)           6.900 12/01/29      973,590                     973,590
     925                    925  Massachusetts St Indl Fin Agy Wtr
                                 Treatment American Hingham (AMT)           6.950 12/01/35      974,016                     974,016
   5,000                  5,000  Massachusetts St Wtr Pollutn
                                 Abatement Tr Pool Pgm Bds Ser 10           5.000 08/01/21    5,443,500                   5,443,500
              7,050       7,050  Massachusetts St Wtr Res Auth Gen
                                 Ser J (FSA Insd)                           5.000 08/01/32                  7,333,692     7,333,692
                                                                                           ----------------------------------------
                                                                                             11,859,044     9,759,556    21,618,600
                                                                                           ----------------------------------------

                                 MICHIGAN   5.0%
   5,000      2,000       7,000  Detroit, MI Downtown Dev Auth Tax
                                 Increment Rev Dev Area No. 1 Proj
                                 Ser C1 (Prerefunded @ 07/01/06)            6.250 07/01/25    5,367,850     2,147,140     7,514,990
   3,185                  3,185  Detroit, MI Wtr Supply Sys Rev Sr
                                 Lien Ser A (MBIA Insd) (c)                 5.250 07/01/20    3,535,732                   3,535,732
              2,790       2,790  Detroit, MI Wtr Supply Sys Rev Sr
                                 Lien Ser C Rfdg (MBIA Insd) (c)            5.250 07/01/19                  3,102,145     3,102,145
              2,000       2,000  Grand Rapids, MI Wtr Supply (FGIC
                                 Insd)                                      5.750 01/01/15                  2,271,700     2,271,700
              2,075       2,075  South Lyon, MI Cmnty Sch Bldg &
                                 Site (FGIC Insd)                           5.250 05/01/18                  2,304,184     2,304,184
              2,285       2,285  Taylor, MI Bldg Auth (AMBAC                6.000 03/01/13                  2,703,863     2,703,863
                                 Insd) (c)
   3,090                  3,090  Troy, MI Downtown Dev Auth Dev Rfdg
                                 (MBIA Insd)                                5.500 11/01/15    3,498,189                   3,498,189
                                                                                           ----------------------------------------
                                                                                             12,401,771    12,529,032    24,930,803
                                                                                           ----------------------------------------

                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)

                         VKI-
   VKV         VKI     PROFORMA                                                                                             VKI-
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                               VKV            VKI        PROFORMA
  (000)       (000)     (000)    DESCRIPTION                             COUPON   MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                 MISSISSIPPI   1.2%
   2,000                  2,000  Mississippi Bus Fin Corp MS Pollutn
                                 Ctl Rev Sys Energy Res Inc Proj            5.875 04/01/22    2,006,220                   2,006,220
              3,000       3,000  Mississippi Bus Fin Corp MS Pollutn
                                 Ctl Rev Sys Energy Res Inc Proj
                                 Rfdg                                       5.900 05/01/22                  3,030,240     3,030,240
                840         840  Mississippi Home Corp Single Family
                                 Rev Mtg Ser C (AMT) (GNMA
                                 Collateralized)                            7.600 06/01/29                    872,432       872,432
                                                                                           ----------------------------------------
                                                                                              2,006,220     3,902,672     5,908,892
                                                                                           ----------------------------------------

                                 MISSOURI   3.2%
              2,000       2,000  Curators Univ MO Sys Fac Rev Ser B
                                 Rfdg (c)                                   5.000 11/01/20                  2,171,540     2,171,540
   2,195                  2,195  Missouri St Hlth & Ed Fac Rev Univ
                                 MO Columbia Arena Proj (c)                 5.000 11/01/16    2,398,191                   2,398,191
   4,000                  4,000  Platte Cnty, MO Indl Dev Auth Trans
                                 Rev                                        4.500 12/01/24    4,050,720                   4,050,720
              3,000       3,000  Platte Cnty, MO Neighborhood Impt
                                 Parkville Ser B (MBIA Insd) (f)            5.000 02/01/25                  3,184,260     3,184,260
              4,000       4,000  Saint Louis, MO Arpt Rev Arpt Dev
                                 Pgm Ser A (MBIA Insd)                      5.250 07/01/31                  4,232,800     4,232,800
                                                                                           ----------------------------------------
                                                                                              6,448,911     9,588,600    16,037,511
                                                                                           ----------------------------------------

                                 NEVADA   4.1%
   8,000                  8,000  Clark Cnty, NV Arpt Rev Sub Lien
                                 Ser A-2 (FGIC Insd)                        5.000 07/01/36    8,294,640                   8,294,640
   4,000      3,000       7,000  Clark Cnty, NV Indl Dev Rev
                                 Southwest Gas Corp Proj Ser A (AMT)
                                 (AMBAC Insd)                               5.250 07/01/34    4,196,720     3,147,540     7,344,260
              4,375       4,375  Las Vegas Valley, NV Wtr Dist Ser B
                                 Rfdg (MBIA Insd)                           5.000 06/01/27                  4,578,087     4,578,087
     375                    375  Nevada Hsg Div Single Family Pgm
                                 Mezz B (AMT) (FHA/VA Gtd)                  6.550 10/01/12      376,890                     376,890
                                                                                           ----------------------------------------
                                                                                             12,868,250     7,725,627    20,593,877
                                                                                           ----------------------------------------

                                 NEW HAMPSHIRE   0.7%
              1,000       1,000  New Hampshire Hlth & Ed Fac Auth
                                 Rev Derryfield Sch                         7.000 07/01/30                  1,040,300     1,040,300
              1,400       1,400  New Hampshire Hlth & Ed Fac
                                 Hlthcare Sys Covenant Hlth                 5.500 07/01/34                  1,456,588     1,456,588
              1,000       1,000  New Hampshire St Bus Fin Auth Wtr
                                 Fac Rev Pennichuck Wtrwks Inc (AMT)
                                 (AMBAC Insd)                               6.300 05/01/22                  1,093,500     1,093,500
                                                                                           ----------------------------------------
                                                                                                            3,590,388     3,590,388
                                                                                           ----------------------------------------

                                 NEW JERSEY   9.0%
   5,000                  5,000  Essex Cnty, NJ Impt Auth Rev Cnty
                                 Gtd Proj Consldtn Rfdg (MBIA Insd)         5.125 10/01/20    5,491,200                   5,491,200
   1,400        500       1,900  New Jersey Econ Dev Auth Rev
                                 Cigarette Tax                              5.750 06/15/29    1,487,948       531,410     2,019,358
              2,210       2,210  New Jersey Econ Dev Auth Wtr Fac
                                 Rev NJ American Wtr Co Inc Ser B
                                 (AMT) (FGIC Insd)                          5.375 05/01/32                  2,337,539     2,337,539
   4,350                  4,350  New Jersey Econ Dev Wtr NJ Amern
                                 Wtr Co Inc Ser A (AMT) (FGIC Insd)         5.250 07/01/38    4,491,419                   4,491,419
              1,000       1,000  New Jersey Hlthcare Fac Fin Auth
                                 Rev Cap Hlth Sys Oblig Grp Ser A           5.375 07/01/33                  1,037,280     1,037,280
   1,695                  1,695  New Jersey Hlthcare Fac Fin Auth
                                 Rev Gen Hosp Ctr at Passaic
                                 (Escrowed to Maturity) (FSA Insd)          6.000 07/01/06    1,748,342                   1,748,342
   2,500                  2,500  New Jersey Hlthcare Fac Fin Auth
                                 Rev Gen Hosp Ctr at Passaic
                                 (Escrowed to Maturity) (FSA Insd)          6.750 07/01/19    3,212,450                   3,212,450
  10,000                 10,000  New Jersey St Ed Fac Auth Higher Ed
                                 Cap Impt Ser A (AMBAC Insd)                5.250 09/01/20   11,084,100                  11,084,100
   3,830                  3,830  New Jersey St Trans Tr Fd Auth
                                 Trans Sys Ser A (FGIC Insd)                5.250 06/15/19    4,369,034                   4,369,034
              2,000       2,000  New Jersey St Tpk Auth Tpk Rev Ser
                                 C-1 (AMBAC Insd)                           5.000 01/01/35                  2,077,900     2,077,900
   6,750                  6,750  Salem Cnty, NJ Indl Pollutn Ctl Fin
                                 Auth Rev Pollutn Ctl Pub Svc Elec &
                                 Gas Ser A (AMT) (MBIA Insd)                5.450 02/01/32    6,821,685                   6,821,685
                                                                                           ----------------------------------------
                                                                                             38,706,178     5,984,129    44,690,307
                                                                                           ----------------------------------------

                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                         VKI-
   VKV         VKI     PROFORMA                                                                                            VKI-
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                               VKV            VKI        PROFORMA
  (000)       (000)     (000)    DESCRIPTION                             COUPON   MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                 NEW MEXICO   0.3%
              1,500       1,500  Jicarilla, NM Apache Nation Rev Adj
                                 Ser A (Acquired 10/23/03, Cost
                                 $1,514,910) (g)                            5.000 09/01/18                  1,576,290     1,576,290
                                                                                           ----------------------------------------

                                 NEW YORK   15.9%
   7,000                  7,000  Metropolitan Trans Auth NY Ser A                             7,525,420                   7,525,420
                                 Rfdg (FGIC Insd)                           5.250 11/15/31
   3,500                  3,500  New York City Ser C                        5.500 08/01/13    3,943,135                   3,943,135
   7,500                  7,500  New York City Ser E (FSA Insd)             5.000 11/01/20    8,185,650                   8,185,650
              3,000       3,000  New York City Ser G (Prerefunded @                                         3,156,420     3,156,420
                                 02/01/06) (b)                              6.000 02/01/11
              5,000       5,000  New York City Ser H (MBIA Insd) (c)        5.250 03/15/14                  5,567,200     5,567,200
   6,000                  6,000  New York City Transitional Fin Auth
                                 Rev Future Tax Secd Ser A Rfdg (e)  5.500/14.000 11/01/26    6,735,960                   6,735,960
   8,240                  8,240  New York City Transitional Future
                                 Tax Secd Ser C Rfdg (AMBAC Insd)           5.250 08/01/18    9,161,067                   9,161,067
   7,575                  7,575  New York St Dorm Auth Rev City Univ
                                 Sys Con Ser A                              5.625 07/01/16    8,803,589                   8,803,589
   3,845                  3,845  New York St Dorm Auth Rev Secd Hosp
                                 Gen Hosp Rfdg                              5.750 02/15/20    4,336,007                   4,336,007
              2,175       2,175  New York St Med Care Fac Fin Agy
                                 Rev NY Downtown Hosp Ser A
                                 (Prerefunded @ 02/15/05)                   6.800 02/15/20                  2,222,545     2,222,545
              3,000       3,000  New York St Med Care Fac Fin Agy
                                 Rev NY Hosp Mtg Ser A (Prerefunded
                                 @ 02/15/05) (AMBAC Insd)                   6.200 08/15/05                  3,064,830     3,064,830
              3,000       3,000  New York St Med Care Fac Fin Agy
                                 Rev NY Hosp Mtg Ser A (Prerefunded
                                 @ 02/15/05) (AMBAC Insd)                   6.800 08/15/24                  3,065,520     3,065,520
   2,310                  2,310  New York St Med Care Fac Fin Agy
                                 Rev Saint Peter's Hosp Proj Ser A
                                 (AMBAC Insd)                               5.375 11/01/13    2,338,251                   2,338,251
     775                    775  New York St Ser G                          5.750 02/01/14      809,526                     809,526
   4,225                  4,225  New York St Ser G (Prerefunded @
                                 02/01/06)                                  5.750 02/01/14    4,434,898                   4,434,898
   5,000                  5,000  New York St Urban Dev Corp Rev St
                                 Fac Rfdg                                   5.700 04/01/20    5,930,950                   5,930,950
                                                                                           ----------------------------------------
                                                                                             62,204,453    17,076,515    79,280,968
                                                                                           ----------------------------------------

                                 NORTH CAROLINA   0.3%
              1,500       1,500  North Carolina Eastn Muni Pwr Agy
                                 Pwr Sys Rev Ser D                          6.700 01/01/19                  1,691,505     1,691,505
                                                                                           ----------------------------------------

                                 OHIO   5.6%
              3,000       3,000  Cincinnati, OH City Sch Dist Sch
                                 Impt (FSA Insd)                            5.250 06/01/18                  3,332,940     3,332,940
   1,150      1,000       2,150  Cuyahoga Cnty, OH Hosp Fac Rev
                                 Canton Inc Proj                            7.500 01/01/30    1,302,456     1,132,570     2,435,026
   2,000                  2,000  Cuyahoga Cnty, OH Multi-Family Rev
                                 Hsg Dale Bridge Apt (AMT) (GNMA
                                 Collateralized)                            6.600 10/20/30    2,059,500                   2,059,500
              1,000       1,000  Dayton, OH Arpt Rev James M Cox
                                 Dayton Ser C Rfdg (AMT) (Radian
                                 Insd)                                      5.250 12/01/27                  1,036,760     1,036,760
   3,540                  3,540  Franklin Cnty, OH Hosp Rev & Impt
                                 Doctor's Hosp Proj Rfdg (Escrowed
                                 to Maturity)                               5.875 12/01/23    3,579,790                   3,579,790
   1,500                  1,500  Mahoning Cnty, OH Hosp Fac Forum
                                 Hlth Oblig Group Ser A                     6.000 11/15/32    1,611,495                   1,611,495
              1,165       1,165  Marion Cnty, OH Rev Cmnty Hosp Impt
                                 & Rfdg                                     6.100 05/15/06                  1,204,435     1,204,435
   5,130                  5,130  Muskingum Cnty, OH Hosp Fac Rev
                                 Bethesda Care Sys Impt & Rfdg
                                 (Connie Lee Insd) (c)                      6.250 12/01/10    5,553,482                   5,553,482
   2,000                  2,000  Ohio St Wtr Dev Auth Pollutn Ctl
                                 Fac Rev OH Edison Co Proj Rfdg             5.950 05/15/29    2,014,800                   2,014,800
              3,170       3,170  Pickerington, OH Loc Sch Dist Cap
                                 Apprec Sch Fac Contract (FGIC Insd)            * 12/01/11                  2,497,009     2,497,009
   1,340                  1,340  Toledo Lucas Cnty, OH Port Auth Dev
                                 Rev Northwest OH Bd Fd Ser C (AMT)
                                 (c)                                        6.600 11/15/15    1,419,435                   1,419,435
                850         850  Toledo Lucas Cnty, OH Port Auth
                                 Northwest Bd Fd Ser A (AMT)                6.000 05/15/11                    918,374       918,374
                                                                                           ----------------------------------------
                                                                                             17,540,958    10,122,088    27,663,046
                                                                                           ----------------------------------------

                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                         VKI-
   VKV         VKI     PROFORMA                                                                                             VKI-
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                               VKV            VKI        PROFORMA
  (000)       (000)     (000)    DESCRIPTION                             COUPON   MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                 OKLAHOMA   1.3%
   1,500                  1,500  Jenks, OK Aquarium Auth Rev First
                                 Mtg (Prerefunded @ 07/01/10) (MBIA
                                 Insd)                                      6.100 07/01/30    1,743,195                   1,743,195
              1,755       1,755  Tulsa Cnty, OK Pub Fac Auth Cap
                                 Impt Rev (AMBAC Insd)                      6.250 11/01/22                  2,040,977     2,040,977
              2,785       2,785  Tulsa, OK Indl Auth Hosp Rev
                                 Hillcrest Med Ctr Proj Rfdg
                                 (Escrowed to Maturity) (Connie Lee
                                 Insd) (c)                                  6.250 06/01/06                  2,924,696     2,924,696
                                                                                           ----------------------------------------
                                                                                              1,743,195     4,965,673     6,708,868
                                                                                           ----------------------------------------

                                 OREGON   3.3%
              2,010       2,010  Emerald Peoples Util Dist OR Rfdg
                                 (FGIC Insd) (c)                            7.350 11/01/09                  2,398,292     2,398,292
   5,000                  5,000  Oregon Hlth Sciences Univ Insd
                                 Ser A (MBIA Insd)                          5.250 07/01/22    5,533,300                   5,533,300
   2,745                  2,745  Oregon St Dept Admin Ser A
                                 (Prerefunded @ 11/01/05)(MBIA Insd)        5.250 11/01/10    2,835,887                   2,835,887
   5,000                  5,000  Oregon St Dept Admin Ser C Rfdg
                                 (MBIA Insd)                                5.250 11/01/18    5,522,050                   5,522,050
                                                                                           ----------------------------------------
                                                                                             13,891,237     2,398,292    16,289,529
                                                                                           ----------------------------------------

                                 PENNSYLVANIA   3.4%
   5,000                  5,000  Harrisburg, PA Auth Res Gtd Sub Ser
                                 D-2 (Variable Rate Coupon)
                                 (FSA Insd)                                 5.000 12/01/33    5,478,650                   5,478,650
              2,000       2,000  Pennsylvania Econ Dev Fin Auth Res
                                 Recovery Rev Colver Proj Ser D(AMT)        7.150 12/01/18                  2,046,940     2,046,940
   2,535      2,000       4,535  Pennsylvania St Higher Ed Fac Auth
                                 Rev UPMC Hlth Sys Ser A                    6.250 01/15/17    2,901,662     2,289,280     5,190,942
   1,000        905       1,905  Pennsylvania St Higher Ed Fac Auth
                                 Rev UPMC Hlth Sys Ser A                    6.250 01/15/18    1,142,340     1,033,818     2,176,158
   1,370                  1,370  Philadelphia, PA Hosp & Higher Ed
                                 Fac Auth Rev Cmnty College Ser B
                                 Rfdg (MBIA Insd) (c)                       6.500 05/01/08    1,527,934                   1,527,934
     465                    465  Ridley Park, PA Hosp Auth Rev
                                 Taylor Hosp Ser A (Escrowed to
                                 Maturity)                                  6.000 12/01/05      477,137                     477,137
                                                                                           ----------------------------------------
                                                                                             11,527,723     5,370,038    16,897,761
                                                                                           ----------------------------------------

                                 SOUTH CAROLINA   1.6%
   1,015                  1,015  Rock Hill, SC Util Sys Rev Comb Ser
                                 C Rfdg (FSA Insd) (c)                      5.000 01/01/11    1,112,724                   1,112,724
   6,500                  6,500  South Carolina Jobs Econ Dev Auth
                                 Indl Rev Elec & Gas Co Proj Ser A
                                 (AMBAC Insd)                               5.200 11/01/27    6,971,120                   6,971,120
                                                                                           ----------------------------------------
                                                                                              8,083,844                   8,083,844
                                                                                           ----------------------------------------

                                 SOUTH DAKOTA   0.2%
              1,000       1,000  South Dakota St Hlth & Ed Fac Auth
                                 Rev Childrens Care Hosp Rfdg               6.125 11/01/29                  1,090,920     1,090,920
                                                                                           ----------------------------------------

                                 TENNESSEE   2.1%
              1,270       1,270  Elizabethton, TN Hlth & Ed Fac Brd
                                 Rev Hosp First Mtg Ser B Impt &
                                 Rfdg                                       8.000 07/01/33                  1,525,168     1,525,168
  12,525                 12,525  Johnson City, TN Hlth & Ed Fac Brd
                                 Hosp Rev Cap Apprec First Mtg Ser A
                                 Rfdg (MBIA Insd)                              *  7/01/26     4,422,828                   4,422,828
   2,500      1,000       3,500  Johnson City, TN Hlth & Ed Fac Brd
                                 Hosp Rev First Mtg Ser A Rfdg (MBIA
                                 Insd)                                      7.500 07/01/25    3,178,650     1,271,460     4,450,110
                                                                                           ----------------------------------------
                                                                                              7,601,478     2,796,628    10,398,106
                                                                                           ----------------------------------------

                                 TEXAS   15.1%
   1,585        790       2,375  Brazos River Auth TX Pollutn Ctl
                                 Rev Adj TXU Elec Co Proj Ser C Rfdg
                                 (AMT) (a)                                  5.750 05/01/36    1,714,732       854,661     2,569,393
                930         930  Brownsville, TX Util Sys Rev
                                 (Escrowed to Maturity)                     7.375 01/01/10                  1,053,941     1,053,941
              1,515       1,515  Cameron Cnty, TX Ctf Oblig (AMBAC
                                 Insd) (c)                                  5.750 02/15/16                  1,690,831     1,690,831
   5,000      3,000       8,000  Dallas-Fort Worth, TX Intl Arpt Rev
                                 Jt Ser A Impt & Rfdg (AMT) (FGIC
                                 Insd)                                      5.500 11/01/31    5,286,400     3,171,840     8,458,240
   2,345                  2,345  Denton Cnty, TX Perm Impt (c)              5.500 07/15/19    2,603,700                   2,603,700

                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                         VKI-
   VKV         VKI     PROFORMA                                                                                            VKI-
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                               VKV            VKI        PROFORMA
  (000)       (000)     (000)    DESCRIPTION                             COUPON   MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   1,000                  1,000  Harris Cnty, TX Hlth Fac Dev Mem
                                 Hermann Hlthcare Ser A                     6.375 06/01/29    1,100,510                   1,100,510
   5,000                  5,000  Harris Cnty, TX Sr Lien Toll Rd
                                 Rfdg (FSA Insd)                            5.125 08/15/32    5,233,300                   5,233,300
              2,945       2,945  Houston, TX Arpt Sys Rev (Escrowed
                                 to Maturity)                               9.500 07/01/10                  3,545,486     3,545,486
   4,655                  4,655  Houston, TX Arpt Sys Rev Sub Lien
                                 (FSA Insd)                                 5.500 07/01/15    5,242,182                   5,242,182
   3,000                  3,000  Houston, TX Arpt Sys Rev Sub Lien
                                 Ser A (AMT) (FSA Insd)                     5.625 07/01/30    3,267,180                   3,267,180
   3,920                  3,920  Lower, CO Riv Auth TX Svc Corp Proj
                                 Rfdg (FGIC Insd)                           5.000 05/15/33    4,033,641                   4,033,641
   5,000                  5,000  Matagorda Cnty, TX Navig Dist No 1
                                 Rev Houston Lt Rfdg (AMT) (AMBAC
                                 Insd) (a)                                  5.125 11/01/28    5,416,750                   5,416,750
              1,000       1,000  Mesquite, TX Hlth Fac Dev Corp
                                 Retirement Fac Christian Care Ctr
                                 Ser A                                      7.625 02/15/28                  1,053,440     1,053,440
   2,000                  2,000  Metropolitan Hlth Fac Dev Corp TX
                                 Wilson N Jones Mem Hosp Proj               7.250 01/01/31    2,005,340                   2,005,340
   3,325                  3,325  North Cent TX Hlth Fac Dev Hosp
                                 Baylor Hlthcare Sys Proj Ser A             5.125 05/15/29    3,419,164                   3,419,164
              3,000       3,000  Prosper,TX Indpt Sch Dist (PSF Gtd)        5.500 08/15/33                  3,240,690     3,240,690
   5,000      2,000       7,000  San Antonio, TX Elec & Gas Sys Rfdg        5.375 02/01/16    5,557,900     2,223,160     7,781,060
   3,960                  3,960  Stafford, TX Econ Dev Corp (FGIC
                                 Insd)                                      5.500 09/01/30    4,401,421                   4,401,421
              1,990       1,990  Stafford, TX Econ Dev Corp (FGIC
                                 Insd) (c)                                  6.000 09/01/19                  2,396,458     2,396,458
              1,510       1,510  Texas St Wtr Fin Assistance                5.500 08/01/35                  1,644,571     1,644,571
   5,000                  5,000  Wylie, TX Indpt Sch Dist Rfdg (PSF
                                 Gtd)                                       5.000 08/15/30    5,150,150                   5,150,150
                                                                                           ----------------------------------------
                                                                                             54,432,370    20,875,078    75,307,448
                                                                                           ----------------------------------------

                                 UTAH   0.6%
   4,950                  4,950  Intermountain Pwr Agy UT Pwr Supply
                                 Rev Ser A Rfdg (Escrowed to
                                 Maturity) (FGIC Insd)                          * 07/01/17    2,825,510                   2,825,510
                                                                                           ----------------------------------------

                                 VIRGINIA   0.4%
              1,595       1,595  Richmond, VA Indl Dev Auth Govt Fac
                                 Rev Bds (AMBAC Insd) (c)                   5.000 07/15/16                  1,784,789     1,784,789
                                                                                           ----------------------------------------

                                 WASHINGTON   6.1%
   5,000                  5,000  Clark Cnty, WA Sch Dist 114 (FSA
                                 Insd)                                      5.250 06/01/19    5,551,150                   5,551,150
   3,630                  3,630  King City, WA Ser B (Prerefunded @
                                 12/01/07)                                  5.900 12/01/14    4,033,293                   4,033,293
   1,370                  1,370  King Cnty, WA Ser B (Prerefunded @
                                 12/01/07)                                  5.900 12/01/14    1,522,207                   1,522,207
   2,245                  2,245  King Cnty, WA Ser B (Prerefunded @
                                 12/01/07)                                  6.625 12/01/15    2,538,668                   2,538,668
              1,280       1,280  Pierce Cnty, WA Sch Dist No. 343
                                 Dieringer Impt & Rfdg (FSA Insd)           5.000 12/01/20                  1,383,475     1,383,475
   4,000                  4,000  Washington St Pub Pwr Supply Ser A
                                 Rfdg (FGIC Insd)                           7.000 07/01/08    4,542,960                   4,542,960
  10,000                 10,000  Washington St Pub Pwr Supply Ser A
                                 Rfdg (AMBAC Insd)                          5.700 07/01/09   10,645,800                  10,645,800
                                                                                           ----------------------------------------
                                                                                             28,834,078     1,383,475    30,217,553
                                                                                           ----------------------------------------
                                 WEST VIRGINIA   1.2%
   5,920                  5,920  Harrison Cnty, WV Cnty Cmnty Solid
                                 Waste Disp Rev West PA Pwr Co Ser C
                                 (AMT) (AMBAC Insd)                         6.750 08/01/24    6,057,344                   6,057,344
                                                                                           ----------------------------------------

                                 WISCONSIN   1.1%
              2,500       2,500  Milwaukee, WI Redev Auth Rev
                                 Milwaukee Pub Schs (AMBAC Insd)            5.125 08/01/21                  2,706,225     2,706,225
   2,675                  2,675  Wisconsin St Hlth & Ed Fac FH
                                 Hlthcare Dev Inc Proj                      6.250 11/15/28    2,858,853                   2,858,853
                                                                                           ----------------------------------------
                                                                                              2,858,853     2,706,225     5,565,078
                                                                                           ----------------------------------------

                                 PUERTO RICO   4.2%
   7,000      6,000      13,000  Puerto Rico Comwlth Hwy & Trans
                                 Auth  Hwy Rev Ser Y Rfdg (FSA
                                 Insd) (a) (b)                              6.250 07/01/21    8,945,790     7,667,820    16,613,610

                 VAN KAMPEN VALUE MUNICIPAL INCOME TRUST (VKV) -
              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2005
                                   (UNAUDITED)


                         VKI-
   VKV         VKI     PROFORMA                                                                                             VKI-
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                               VKV            VKI        PROFORMA
  (000)       (000)     (000)    DESCRIPTION                             COUPON   MATURITY MARKET VALUE  MARKET VALUE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
   4,000                  4,000  Puerto Rico Pub Bldgs Auth Gtd Pub
                                 Ed & Hlth Fac Ser M Rfdg
                                 (MBIA Insd)                                5.600 07/01/08    4,390,480                   4,390,480
                                                                                           ----------------------------------------

                                                                                             13,336,270     7,667,820    21,004,090
                                                                                           ----------------------------------------

TOTAL LONG-TERM INVESTMENTS 158.8%                                                          589,032,184   201,258,993   790,291,177
   (Cost $732,334,946)

TOTAL SHORT-TERM INVESTMENTS  1.5%                                                            3,800,000     3,800,000     7,600,000
   (Cost $7,600,000)                                                                        ---------------------------------------

TOTAL INVESTMENTS 160.3%                                                                    592,832,184   205,058,993   797,891,177
   (Cost $739,934,946)

OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%                                                    6,593,817    (1,806,682)    4,787,135

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS) (61.3%)                                 (225,101,630)  (80,024,143) (305,125,773)
                                                                                           ----------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%                                             $374,324,371  $123,228,168  $497,552,539
                                                                                           ========================================

Percentages are calculated as a percentage of net assets applicable to common shares.
 *    Zero coupon bond
(a)   Security converts to a fixed coupon rate at a predetermined date.
(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.
(c)   The Trust owns 100% of the bond issuance.
(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(f)   Securities purchased on a when-issued or delayed delivery basis.
(g) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.3% of net assets applicable to common shares.


AMBAC          - AMBAC Indemnity Corp.
AMT            - Alternative Minimum Tax
Connie Lee     - Connie Lee Insurance Co.
FGIC           - Financial Guaranty Insurance Co.
FHA/VA         - Federal Housing Administration/Department of Veterans Affairs
FSA            - Financial Security Assurance Inc.
GNMA           - Government National Mortgage Association
MBIA           - Municipal Bond Investors Assurance Corp.
PSF            - Public School Fund
Radian         - Radian Asset Assurance
XLCA           - XL Capital Assurance Inc.


Future contracts outstanding as of January 31, 2005:

Short Contracts:

                                                                                                                  Unrealized
                                                                                              Contracts   Appreciation/Depreciation
                                                                                              ---------   -------------------------
 U.S. Treasury Notes 10-Year Futures March 05 (Current Notional Value $112,266 per contract)        104         $ (141,791)

 U.S. Treasury Notes 5-Year Futures March 05 (Current Notional Value $109,250 per contract)       1,616           (585,159)
                                                                                                  -----           --------
                                                                                                  1,720         $ (726,950)
                                                                                                  =====         ==========

             VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II - VAN KAMPEN
                          VALUE MUNICIPAL INCOME TRUST
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2005
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                                       PROFORMA-
                                                                   VAN KAMPEN        VAN KAMPEN                        VAN KAMPEN
                                                VAN KAMPEN            VALUE           ADVANTAGE                        ADVANTAGE
                                           MUNICIPAL OPPORTUNITY  MUNICIPAL INCOME  MUNICIPAL INCOME                MUNICIPAL INCOME
                                                 TRUST II             TRUST            TRUST II       ADJUSTMENTS       TRUST II
                                            ----------------- ------------------ -----------------   -------------- ---------------
  ASSETS:
  Total Investments (Cost of $270,633,$548,302,
      $191,633 and $1,010,568, respectively)        $ 291,699        $ 592,832         $ 205,059                        $1,089,590
  Cash                                                     59               77               198                               334
  Receivables:
     Interest                                           3,453            6,955             2,261                            12,669
     Investment Sold                                    2,591              275             6,469                             9,335
  Variation Margin on Futures                              40               94                31                               165
  Other                                                     4                6                 3                                13
                                            ----------------- ---------------- ----------------- ---------------       ------------
          Total Assets                                297,846          600,239           214,021                         1,112,106
                                            ----------------- ---------------- ----------------- ---------------       ------------

 LIABILITIES:
  Payable:
      Investment Purchased                              2,576                -            10,356                            12,932
      Investment Advisory Fee                             137              278                94                               509
      Income Distributions-Common Shares                   27               62                18                               107
      Other Affiliates                                     11               22                 6                                39
  Trustees' Deferred Compensation and
        Retirement Plans                                  257              323               237                               817
  Merger Cost                                                                                            $  502 (2)            502
  Accrued Expenses                                         69              128                58                               255
                                            ----------------- ---------------- ----------------- ---------------       ------------
          Total Liabilities                             3,077              813            10,769            502             15,161
  Preferred Shares (including
       accrued distributions)                         115,021          225,102            80,024                           420,147
                                            ----------------- ---------------- ----------------- ---------------       ------------
  NET ASSETS APPLICABLE TO COMMON SHARES            $ 179,748        $ 374,324         $ 123,228         $ (502)         $ 676,798
                                            ================= ================ ================= ===============       ============

  Net Assets Applicable to Common Shares            $ 179,748        $ 374,324         $ 123,228         $ (502)(2)      $ 676,798
  Common Shares Outstanding                            11,681           23,555             8,176          1,559 (1)         44,971
                                            ----------------- ---------------- -----------------                       ------------
  Net Asset Value Per Common Share                  $   15.39        $   15.89         $   15.07                         $   15.05
                                            ================= ================ =================                       ============

  NET ASSETS CONSIST OF:
  Common Shares ($.01 par value)                    $     117        $     236         $      82         $   15 (1)(2)   $     450
  Paid in Surplus                                     158,834          331,229           108,295           (517)(1)(2)     597,841
  Net Unrealized Appreciation                          20,694           43,988            13,241                            77,923
  Accumulated Undistributed Net Investment Income         848            1,625               916                             3,389
  Accumulated Net Realized Gain/ Loss                    (745)          (2,754)              694                            (2,805)
                                            ----------------- ---------------- ----------------- ---------------       ------------
  NET ASSETS APPLICABLE TO COMMON SHARES            $ 179,748        $ 374,324         $ 123,228         $ (502)         $ 676,798
                                            ================= ================ ================= ===============       ============

  PREFERRED SHARES                                  $ 115,000        $ 225,000         $  80,000                         $ 420,000
                                            ================= ================ ================= ===============       ============
  NET ASSETS INCLUDING PREFERRED SHARES             $ 294,748        $ 599,324         $ 203,228         $ (502)        $1,096,798
                                            ================= ================ ================= ===============       ============

(1) The proforma statements presume the issuance by the Van Kampen Advantage Municipal Income Trust II of approximately 11,929,742 and 24,865,047 common shares in exchange for the assets and liabilities of the Van Kampen Municipal Opportunity Trust II and Van Kampen Value Municipal Income Trust, respectively.

(2) A non-recurring cost associated with this transaction of approximately $502,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:


                                                            Approximate Cost    Cost Per Share
                                                          ------------------    --------------
Van Kampen Municipal Opportunity Trust II                         $ 205,820            $ 0.02
Van Kampen Value Municipal Income Trust                             105,420              0.00
Van Kampen Advantage Municipal Income Trust II                      190,760              0.02
                                                          ------------------
                                                                  $ 502,000
                                                          ------------------

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                January 31, 2005
                                  (Unaudited)
                              AMOUNTS IN THOUSANDS

                                                                                                                    PROFORMA -
                                                                           VAN KAMPEN                               VAN KAMPEN
                                                      VAN KAMPEN           ADVANTAGE                                ADVANTAGE
                                                 MUNICIPAL OPPORTUNITY  MUNICIPAL INCOME                         MUNICIPAL INCOME
                                                       TRUST II             TRUST II        ADJUSTMENTS              TRUST II
                                                 --------------------- ------------------- --------------        ----------------
  ASSETS:
  Total Investments (Cost of $270,633,
      $191,633 and $462,266, respectively)                  $ 291,699           $ 205,059                            $ 496,758
  Cash                                                             59                 198                                  257
  Receivables:
     Interest                                                   3,453               2,261                                5,714
     Investment Sold                                            2,591               6,469                                9,060
  Variation Margin on Futures                                      40                  31                                   71
  Other                                                             4                   3                                    7
                                                --------------------- ------------------- ---------------        --------------
          Total Assets                                        297,846             214,021                              511,867
                                                --------------------- ------------------- ---------------        --------------
  LIABILITIES:
  Payable:
      Investment Purchased                                      2,576              10,356                               12,932
      Investment Advisory Fee                                     137                  94                                  231
      Income Distributions-Common Shares                           27                  18                                   45
      Other Affiliates                                             11                   6                                   17
  Trustees' Deferred Compensation and
        Retirement Plans                                          257                 237                                  494
  Merger Cost                                                                                    $   314 (2)               314
  Accrued Expenses                                                 69                  58                                  127
                                                --------------------- ------------------- ---------------        --------------
          Total Liabilities                                     3,077              10,769            314                14,160
  Preferred Shares (including
       accrued distributions)                                 115,021              80,024                              195,045
                                                --------------------- ------------------- ---------------        --------------
  NET ASSETS APPLICABLE TO COMMON SHARES                    $ 179,748           $ 123,228        $  (314)            $ 302,662
                                                ===================== =================== ===============        ==============

  Net Assets Applicable to Common Shares                    $ 179,748           $ 123,228        $  (314)(2)         $ 302,662
  Common Shares Outstanding                                    11,681               8,176            253 (1)            20,110
                                                --------------------- -------------------                        --------------
  Net Asset Value Per Common Share                          $   15.39           $   15.07                            $   15.05
                                                ===================== ===================                        ==============

  NET ASSETS CONSIST OF:
  Common Shares ($.01 par value)                            $     117           $      82         $    2 (1)(2)      $     201
  Paid in Surplus                                             158,834             108,295           (316)(1)(2)        266,813
  Net Unrealized Appreciation                                  20,694              13,241                               33,935
  Accumulated Undistributed Net Investment Income                 848                 916                                1,764
  Accumulated Net Realized Gain/ Loss                            (745)                694                                  (51)
                                                --------------------- ------------------- ---------------        --------------
  NET ASSETS APPLICABLE TO COMMON SHARES                    $ 179,748           $ 123,228         $ (314)            $ 302,662
                                                ===================== =================== ===============        ==============

  PREFERRED SHARES                                          $ 115,000           $  80,000                            $ 195,000
                                                ===================== =================== ===============        ==============
  NET ASSETS INCLUDING PREFERRED SHARES                     $ 294,748           $ 203,228         $ (314)            $ 497,662
                                                ===================== =================== ===============        ==============

(1) The proforma statements presume the issuance by the Van Kampen Advantage Municipal Income Trust II of approximately 11,934,029 common shares in exchange for the assets and liabilities of the Van Kampen Municipal Opportunity Trust II.

(2) A non-recurring cost associated with this transaction of approximately $314,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:


                                                                      Approximate Cost  Cost Per Share
                                                                      ----------------  --------------
Van Kampen Municipal Opportunity Trust II                                   $ 141,300         $ 0.01
Van Kampen Advantage Municipal Income Trust II                                172,700           0.02
                                                                       ---------------
                                                                            $ 314,000
                                                                       ===============

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2005
                                  (Unaudited)
                              AMOUNTS IN THOUSANDS

                                                                                                                  PROFORMA-
                                                      VAN KAMPEN          VAN KAMPEN                              VAN KAMPEN
                                                         VALUE             ADVANTAGE                              ADVANTAGE
                                                   MUNICIPAL INCOME     MUNICIPAL INCOME                       MUNICIPAL INCOME
                                                         TRUST              TRUST II         ADJUSTMENTS           TRUST II
                                                  -------------------- ------------------- ---------------     ----------------
  ASSETS:
  Total Investments (Cost of $548,302,
      $191,633 and $739,935, respectively)                  $ 592,832           $ 205,059                          $ 797,891
  Cash                                                             77                 198                                275
  Receivables:
     Interest                                                   6,955               2,261                              9,216
     Investment Sold                                              275               6,469                              6,744
  Variation Margin on Futures                                      94                  31                                125
  Other                                                             6                   3                                  9
                                                  -------------------- ------------------- ---------------      -------------
          Total Assets                                        600,239             214,021                            814,260
                                                  -------------------- ------------------- ---------------      -------------
  LIABILITIES:
  Payable:
      Investment Purchased                                          -              10,356                             10,356
      Investment Advisory Fee                                     278                  94                                372
      Income Distributions-Common Shares                           62                  18                                 80
      Other Affiliates                                             22                   6                                 28
  Trustees' Deferred Compensation and
        Retirement Plans                                          323                 237                                560
  Merger Cost                                                                                      $  364    (2)         364
  Accrued Expenses                                                128                  58                                186
                                                  -------------------- ------------------- ---------------      -------------
          Total Liabilities                                       813              10,769             364             11,946
  Preferred Shares (including
       accrued distributions)                                 225,102              80,024                            305,126
                                                  -------------------- ------------------- ---------------      -------------
  NET ASSETS APPLICABLE TO COMMON SHARES                    $ 374,324           $ 123,228          $ (364)         $ 497,188
                                                  ==================== =================== ===============      =============

  Net Assets Applicable to Common Shares                    $ 374,324           $ 123,228          $ (364)   (2)   $ 497,188
  Common Shares Outstanding                                    23,555               8,176           1,326    (1)      33,057
                                                  -------------------- -------------------                      -------------
  Net Asset Value Per Common Share                          $   15.89           $   15.07                          $   15.04
                                                  ==================== ===================                      =============

  NET ASSETS CONSIST OF:
  Common Shares ($.01 par value)                            $     236           $      82          $   13 (1)(2)   $     331
  Paid in Surplus                                             331,229             108,295            (377)(1)(2)     439,147
  Net Unrealized Appreciation                                  43,988              13,241                             57,229
  Accumulated Undistributed Net Investment Income               1,625                 916                              2,541
  Accumulated Net Realized Gain/ Loss                          (2,754)                694                             (2,060)
                                                  -------------------- ------------------- ---------------      -------------
  NET ASSETS APPLICABLE TO COMMON SHARES                    $ 374,324           $ 123,228          $ (364)         $ 497,188
                                                  ==================== =================== ===============      =============

  PREFERRED SHARES                                          $ 225,000           $  80,000                          $ 305,000
                                                  ==================== =================== ===============      =============
  NET ASSETS INCLUDING PREFERRED SHARES                     $ 599,324           $ 203,228          $ (364)         $ 802,188
                                                  ==================== =================== ===============      =============

(1) The proforma statements presume the issuance by the Van Kampen Advantage Municipal Income Trust II of approximately 24,881,570 common shares in exchange for the assets and liabilities of the Van Kampen Value Municipal Income Trust.

(2) A non-recurring cost associated with this transaction of approximately $364,000 will be incurred. The approximate cost and per share cost that will be borne by the common shareholders are as follows:


                                                                Approximate Cost  Cost Per Share
                                                                ----------------  --------------
Van Kampen Value Municipal Income Trust                               $ 105,560          $ 0.00
Van Kampen Advantage Municipal Income Trust II                          258,440            0.03
                                                                ----------------
                                                                      $ 364,000
                                                                ----------------

             VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II - VAN KAMPEN
                          VALUE MUNICIPAL INCOME TRUST
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  For the Twelve Months Ended January 31, 2005
                                  (Unaudited)
                              Amounts in thousands

                                                                                                                          Proforma-
                                                                                                                          Van Kampen
                                                       Van Kampen          Van Kampen        Van Kampen                    Advantage
                                                       Municipal              Value           Advantage                    Municipal
                                                      Opportunity      Municipal Income  Municipal Income                   Income
                                                        Trust II              Trust           Trust II      Adjustments    Trust II
                                                  ------------------- ------------------ ---------------- --------------  ----------
  INVESTMENT INCOME:
  Interest                                                $  14,499           $ 29,473           $ 10,092                 $ 54,064
                                                 ------------------ ------------------ -------------------  ----------    ----------

  EXPENSES:
  Investment Advisory Fee                                     1,706              3,468              1,177                    6,351
  Preferred Share Maintenance                                   352                639                233      $ (121) (1)   1,103
  Trustee's Fees and Related Expenses                            68                 99                 59        (119) (2)     107
  Administration Fee                                             48                 98                 33           -          179
  Legal                                                          38                 63                 27         (76) (1)      52
  Custody                                                        17                 37                 13          (6) (1)      61
  Other                                                         179                253                149        (220) (1)     361
                                                 ------------------- ------------------ ------------------  -----------    ---------
        Total Expenses                                        2,408              4,657              1,691        (542)       8,214
                                                 ------------------- ------------------ ------------------  -----------    ---------
  NET INVESTMENT INCOME                                   $  12,091           $ 24,816            $ 8,401      $  542     $ 45,850
                                                 =================== ================== ==================  ===========   ==========

  REALIZED AND UNREALIZED GAIN/ LOSS:
  Realized Gain/ Loss:
       Investments                                        $     841           $  1,960            $ 2,863                 $  5,664
       Futures                                                 (885)            (1,896)              (661)                  (3,442)
                                                 ------------------ ------------------ -------------------  ----------    ----------
  Net Realized Gain/Loss                                        (44)                64              2,202                    2,222
                                                 ------------------ ------------------ -------------------  ----------    ----------
  Unrealized Appreciation/Depreciation
       Beginning of the Period                               18,303             40,211             13,846                   72,360
       End of the Period                                     20,694             43,988             13,241                   77,923
                                                 ------------------ ------------------ -------------------  ----------    ----------
  Net Unrealized Appreciation/Depreciation
       During the Period                                      2,391              3,777               (605)                   5,563
                                                 ------------------ ------------------ -------------------  ----------    ----------
  NET REALIZED AND UNREALIZED GAIN                        $   2,347           $  3,841            $ 1,597                 $  7,785
                                                 ------------------ ------------------ -------------------  ----------    ----------
  DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                 $  (1,362)          $ (2,815)           $  (990)                $ (5,167)
                                                 =================== ================== ==================  ===========   ==========
  NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
            SHARES FROM OPERATIONS                        $  13,076           $ 25,842            $ 9,008      $  542     $ 48,468
                                                 =================== ================== ==================  ===========   ==========

(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees' deferred compensation plan and the elimination of certain duplicate expenses.

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  For the Twelve Months Ended January 31, 2005
                                  (Unaudited)
                              Amounts in thousands

                                                                                                                        Proforma-
                                                                                     Van Kampen                        Van Kampen
                                                               Van Kampen             Advantage                         Advantage
                                                          Municipal Opportunity   Municipal Income                  Municipal Income
                                                                Trust II              Trust II        Adjustments       Trust II
                                                         ---------------------- -------------------- -------------  ----------------
  INVESTMENT INCOME:
  Interest                                                             $ 14,499             $ 10,092                       $ 24,591
                                                         ---------------------- -------------------- --------------   --------------

  EXPENSES:
  Investment Advisory Fee                                                 1,706                1,177                          2,883
  Preferred Share Maintenance                                               352                  233         $ (52)(1)          533
  Trustee's Fees and Related Expenses                                        68                   59           (22)(2)          105
  Administration Fee                                                         48                   33             -               81
  Legal                                                                      38                   27           (28)(1)           37
  Custody                                                                    17                   13            (2)(1)           28
  Other                                                                     179                  149          (101)(1)          227
                                                         ---------------------- -------------------- --------------   --------------
        Total Expenses                                                    2,408                1,691          (205)           3,894
                                                         ---------------------- -------------------- --------------   --------------
  NET INVESTMENT INCOME                                                $ 12,091              $ 8,401         $ 205         $ 20,697
                                                         ====================== ==================== ==============   ==============

  REALIZED AND UNREALIZED GAIN/ LOSS:
  Realized Gain/ Loss:
       Investments                                                     $    841              $ 2,863                       $  3,704
       Futures                                                             (885)                (661)                        (1,546)
                                                         ---------------------- -------------------- --------------   --------------
  Net Realized Gain/Loss                                                    (44)               2,202                          2,158
                                                         ---------------------- -------------------- --------------   --------------
  Unrealized Appreciation/Depreciation
       Beginning of the Period                                           18,303               13,846                         32,149
       End of the Period                                                 20,694               13,241                         33,935
                                                         ---------------------- -------------------- --------------   --------------
  Net Unrealized Appreciation/Depreciation
       During the Period                                                  2,391                 (605)                         1,786
                                                         ---------------------- -------------------- --------------   --------------
  NET REALIZED AND UNREALIZED GAIN                                     $  2,347              $ 1,597                       $  3,944
                                                         ---------------------- -------------------- --------------   --------------
  DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                              $ (1,362)             $  (990)                      $ (2,352)
                                                         ====================== ==================== ==============   ==============
  NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
            SHARES FROM OPERATIONS                                     $ 13,076              $ 9,008         $ 205         $ 22,289
                                                         ====================== ==================== ==============   ==============

(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees' deferred compensation plan and the elimination of certain duplicate expenses.

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                  For the Twelve Months Ended January 31, 2005
                                  (Unaudited)
                              Amounts in thousands

                                                                                                                       Proforma-
                                                               Van Kampen           Van Kampen                        Van Kampen
                                                                  Value              Advantage                         Advantage
                                                            Municipal Income     Municipal Income                   Municipal Income
                                                                 Trust               Trust II          Adjustments     Trust II
                                                          --------------------- -------------------- -------------   ------------
  INVESTMENT INCOME:
  Interest                                                            $ 29,473             $ 10,092                     $ 39,565
                                                          --------------------- -------------------- -------------   ------------

  EXPENSES:
  Investment Advisory Fee                                                3,468                1,177                        4,645
  Preferred Share Maintenance                                              639                  233         $ (70)(1)        802
  Trustee's Fees and Related Expenses                                       99                   59           (52)(2)        106
  Administration Fee                                                        98                   33             -            131
  Legal                                                                     63                   27           (47)(1)         43
  Custody                                                                   37                   13            (3)(1)         47
  Other                                                                    253                  149          (109)(1)        293
                                                          --------------------- -------------------- -------------   ------------
        Total Expenses                                                   4,657                1,691          (281)         6,067
                                                          --------------------- -------------------- -------------   ------------
  NET INVESTMENT INCOME                                               $ 24,816              $ 8,401         $ 281       $ 33,498
                                                          ===================== ==================== =============   ============

  REALIZED AND UNREALIZED GAIN/ LOSS:
  Realized Gain/ Loss:
       Investments                                                    $  1,960              $ 2,863                     $  4,823
       Futures                                                          (1,896)                (661)                      (2,557)
                                                          --------------------- -------------------- -------------   ------------
  Net Realized Gain/Loss                                                    64                2,202                        2,266
                                                          --------------------- -------------------- -------------   ------------
  Unrealized Appreciation/Depreciation
       Beginning of the Period                                          40,211               13,846                       54,057
       End of the Period                                                43,988               13,241                       57,229
                                                          --------------------- -------------------- -------------   ------------
  Net Unrealized Appreciation/Depreciation During
       the Period                                                        3,777                 (605)                       3,172
                                                          --------------------- -------------------- -------------   ------------
  NET REALIZED AND UNREALIZED GAIN                                    $  3,841              $ 1,597                     $  5,438
                                                          --------------------- -------------------- -------------   ------------
  DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                             $ (2,815)             $  (990)                    $ (3,805)
                                                          ===================== ==================== =============   ============
  NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
            SHARES FROM OPERATIONS                                    $ 25,842              $ 9,008         $ 281       $ 35,131
                                                          ===================== ==================== =============   ============

(1) Reflects the reduction in certain operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(2) Reflects the exclusion of unrealized net appreciation related to the trustees' deferred compensation plan and the elimination of certain duplicate expenses.

Van Kampen Advantage Municipal Income Trust II-Van Kampen Municipal Opportunity Trust II - Van Kampen Value Municipal Income Trust
NOTES TO PRO FORMA FINANCIAL STATEMENTS
JANUARY 31, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES
The Acquiring Trust, Van Kampen Advantage Municipal Income Trust II ("Acquiring Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Acquiring Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Acquiring Trust commenced investment operations on August 27, 1993.
        The following is a summary of significant accounting policies consistently followed by the Acquiring Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Acquiring Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis.
Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Acquiring Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

                           PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

     "Section 5.3 Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below:

               (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
          (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                    (A) by vote of a majority of the Disinterested Trustees
               acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (B) by written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided by be insured against by policies maintained by the Trust, shall be severable, shall not effect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph
     (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either

                         (i) such undertaking is secured by a surety bond or
                    some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                         (ii) a majority of the Disinterested Trustees acting on
                    the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending."

ITEM 16.  EXHIBITS


     1.   (a)  Declaration of Trust of the Registrant and amendments thereto+

        (b)    Certificate of Vote Establishing Preferred Shares+

     2.        Bylaws of the Registrant and amendments thereto+
     3.        Not applicable
     4.        Form of Agreement and Plan of Reorganization++
     5. (a)    Specimen share certificate for common shares of the
               Registrant+
        (b)    Specimen share certificate for preferred shares of the
               Registrant+
     6.        Investment Advisory Agreement and amendment thereto+
     7.        Not Applicable
     8. (a)    Form of Amended and Restated Deferred Compensation Plan+
        (b)    Form of Retirement Plan for Each Closed End Fund+
     9.        Custodian Contract and amendments thereto+
     10.       Not Applicable
     11.       Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
     12.       Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP+++
     13.(a)    Transfer Agency and Service Agreement+
        (b)    Auction Agency Agreement+
        (c)    Form of Broker-Dealer Agreement+
        (d)(i) Letter of Representation+
          (ii) Form of Letter of Representation+
        (e)    Fund Accounting Agreement and amendment thereto+
        (f)    Amended and Restated Legal Services Agreement+
     14.       Consent of independent registered public accounting firm for the
               Registrant and the Target Funds+
     15.       Not Applicable
     16.(a)    Power of Attorney-Trustees+
        (b)    Power of Attorney-Fund Officers+
     17.(a)    Code of Ethics of the Investment Adviser+
        (b)    Code of Ethics of the Funds+
        (c)    Proxy cards for the Target Funds+
        (d)    Proxy card for the Acquiring Fund+



    + Filed herewith.

   ++ Filed as Appendix A to the Statement of Additional Information and incorporated herein by reference to Registrant's Registration Statement on Form N-14 as filed via EDGAR on June 30, 2005.
  +++ To be filed by post-effective amendment.




ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees that, if the Reorganizations discussed in the registration statement close, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matter discussed in the registration statement.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on August 9, 2005.



                             VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II


                             By: /s/ Stefanie V. Chang Yu
                                 ------------------------------------
                                 Stefanie V. Chang Yu
                                 Vice President and Secretary


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURES                               TITLE
               ----------                               -----

Principal Executive Officer:

          /s/ Ronald E. Robison*              Executive Vice President and
-------------------------------------------   Principal Executive Officer
              Ronald E. Robison

Principal Financial Officer:

          /s/ James W. Garrett*
-------------------------------------------   Chief Financial
              James W. Garrett                Officer and Treasurer


Trustees:

          /s/ David C. Arch*                  Trustee
-------------------------------------------
              David C. Arch


          /s/ Jerry D. Choate*                Trustee
-------------------------------------------
              Jerry D. Choate


          /s/ Rod Dammeyer*                   Trustee
-------------------------------------------
              Rod Dammeyer

          /s/ Linda Hutton Heagy*             Trustee
-------------------------------------------
              Linda Hutton Heagy

          /s/ R. Craig Kennedy*               Trustee
-------------------------------------------
              R. Craig Kennedy

          /s/ Howard J Kerr*                  Trustee
-------------------------------------------
              Howard J Kerr

          /s/ Mitchell M. Merin*              Trustee
-------------------------------------------
              Mitchell M. Merin

          /s/ Jack E. Nelson*                 Trustee
-------------------------------------------
              Jack E. Nelson

          /s/ Richard F. Powers, III*         Trustee
-------------------------------------------
              Richard F. Powers, III

          /s/ Hugo F. Sonnenschein*           Trustee
-------------------------------------------
              Hugo F. Sonnenschein

          /s/ Wayne W. Whalen*                Trustee
-------------------------------------------
              Wayne W. Whalen

          /s/ Suzanne H. Woolsey*             Trustee
-------------------------------------------
              Suzanne H. Woolsey


* Signed by Stefanie V. Chang Yu pursuant to a power of attorney filed herewith.



          /s/ Stefanie V. Chang Yu            August 9, 2005
-------------------------------------------
              Stefanie V. Chang Yu
              Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II



Exhibit
-------
  1(a)    Declaration of Trust of the Registrant and amendments thereto
  2       Bylaws of the Registrant and amendment thereto
  5(a)    Specimen share certificate for common shares of the Registrant
   (b)    Specimen share certificate for preferred shares of the Registrant
  6       Investment Advisory Agreement and amendment thereto
  8(a)    Form of Amended and Restated Deferred Compensation Plan
   (b)    Form of Retirement Plan for Each Closed End Fund
  9       Custodian Contract and amendments thereto
 11       Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP
 13(a)    Transfer Agency and Service Agreement
   (b)    Auction Agency Agreement
   (c)    Form of Broker-Dealer Agreement
   (d)(i) Letter of Representation
     (ii) Form of Letter of Representation
   (e)    Fund Accounting Agreement and amendment thereto
   (f)    Amended and Restated Legal Services Agreement
 14 Consent of independent registered public accounting firm for the Registrant and the Target Funds
 16(a)    Power of Attorney - Trustees
   (b)    Power of Attorney - Fund Officers
 17(a)    Code of Ethics of the Investment Adviser
   (b)    Code of Ethics of the Funds
   (c)    Proxy cards for the Target Funds
   (d)    Proxy card for the Acquiring Fund